================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES
                  Investment Company Act file number 811-08789

                           AIG Retirement Company II
              ---------------------------------------------------
               (Exact name of registrant as specified in charter)

                      2929 Allen Parkway, Houston, TX 77019
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Evelyn M. Curran
                              Senior Vice President
                   The Variable Annuity Life Insurance Company
                               2929 Allen Parkway
                                Houston, TX 77019
                   -------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (713) 831-6425

Date of fiscal year end: August 31
Date of reporting period: August 31, 2008

================================================================================

Item 1. Reports to Stockholders

AIG Retirement Company II, Annual Report at August 31, 2008.

                                     [LOGO]

                               AIG/R/ Retirement


    AIG Retirement Company II

    Annual Report, August 31, 2008

    SAVING : INVESTING : PLANNING

AIG Retirement Company II
ANNUAL REPORT AUGUST 31, 2008
--------------------------------------------------------------------------------

TABLE OF CONTENTS

President's Letter.........................................................   1

Expense Example............................................................
                                                                              2

Portfolios of Investments:

   Aggressive Growth Lifestyle Fund........................................   4
   Capital Appreciation Fund...............................................   6
   Conservative Growth Lifestyle Fund......................................   9
   Core Bond Fund..........................................................  11
   High Yield Bond Fund....................................................  25
   International Small Cap Equity Fund.....................................  38
   Large Cap Value Fund....................................................  43
   Mid Cap Growth Fund.....................................................  46
   Mid Cap Value Fund......................................................  49
   Moderate Growth Lifestyle Fund..........................................  54
   Money Market II Fund....................................................  56
   Small Cap Growth Fund...................................................  59
   Small Cap Value Fund....................................................  62
   Socially Responsible Fund...............................................  68
   Strategic Bond Fund.....................................................  72

Statements of Assets and Liabilities.......................................  95

Statements of Operations...................................................  98

Statements of Changes in Net Assets........................................ 101

Notes to Financial Statements.............................................. 105

Financial Highlights....................................................... 117

Report of Independent Registered Public Accounting Firm.................... 125

Approval of Advisory Agreements............................................ 126

Trustees & Officers Information............................................ 131

Shareholder Tax Information................................................ 133

Comparisons: Funds vs. Indexes............................................. 134

Supplement to Prospectus................................................... 154

AIG Retirement Company II
PRESIDENT'S LETTER
--------------------------------------------------------------------------------


Dear Valued Investor:

We are pleased to provide you with the Annual Report for AIG Retirement Company
II. The report contains the investment portfolio information and the financial statements of AIG Retirement Company II for the twelve-month period ending August 31, 2008.

Global stock markets have been in a downward spiral and extremely volatile over the annual period. Consumers have lost confidence in their ability to spend, which accounts for about two-thirds of economic growth in the United States. Citing the ongoing housing slump, worsening credit problems and deterioration in the job market, Federal Chairman Bernacke told the House Financial Committee toward the end of February that "the economic situation has become distinctly less favorable."

The Federal Reserve has responded aggressively to the severe credit crunch and emerging evidence of economic weakness by lowering short-term interest rates by 3.25% over the last fiscal year, loosening the conditions under which it will provide liquidity to commercial banks, opening credit facilities to investment banks and helping to orchestrate the sale of Bear Stearns to JPMorgan Chase which included a $30 billion federal guarantee of Bear Stearns' illiquid mortgage-backed securities. However, the availability of credit to finance new economic activity remains tight as financial institutions continue to take significant write-downs in their balance sheets. While 2008 second quarter Real Gross Domestic Product increased at an annual rate of 2.8%, high energy and food prices combined with the housing slump and a decline in non-farm payrolls have been a shock to real disposable personal income and eroded consumer confidence.

All of these factors combined have resulted in a declining market starting last October, impacting all the major indices. The S&P 500(R) Index total return for the twelve-month period was negative 11.14%. Small Cap stocks outperformed Large Cap over the annual period although still delivered a negative return. The Russell 2000(R) Index returned a negative 5.48% over the twelve-month period.

We believe that diversification is an important strategy in all markets, but is especially well suited during times of volatility. Spreading your investments between different asset classes (e.g., large and small capitalization stocks, bonds, money markets and international investments) and different investment styles (e.g., growth and value) is the best long-term strategy to manage risk. With this in mind, we are committed to continually monitor the investment expertise represented in AIG Retirement Company II and to supply you with the appropriate choices to meet your asset allocation objectives.

Additionally, once you have a plan in place based on your individual retirement goals - stick with it. A common mistake of investors is to buy high when enthusiasm is soaring and to sell low when fear sets in. Select a portfolio that is appropriate for your needs and adjust it only as your needs change or rebalance as necessary due to market conditions. We recommend that you contact your financial advisor to make certain that your current portfolio allocation is appropriate for you.

Thank you for your continued confidence in our ability to help you meet your investment goals.

                                          Sincerely,
                                                /s/ Evelyn M. Curran

                                          Evelyn M. Curran, President
                                          AIG Retirement Company II

AIG Retirement Company II
EXPENSE EXAMPLE -- August 31, 2008 (Unaudited)
--------------------------------------------------------------------------------

Disclosure of Fund Expenses in Shareholder Reports

 As a shareholder of a Fund in AIG Retirement Company II ("ARC II"), you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at March 1, 2008 and held until August 31, 2008. Shares of ARC II are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") and qualified retirement plans (the "Plans") offered by The Variable Annuity Life Insurance Company ("VALIC"), the investment adviser to ARC II and other life insurance companies affiliated with VALIC. The fees and expenses associated with the Variable Contracts and Plans are not included in these Examples, and had such fees and expenses been included your costs would have been higher. Please see your Variable Contract prospectus or Plan document for more details on the fees associated with the Variable Contract or Plans.

Actual Expenses

 The "Actual" section of the table provides information about your actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended August 31, 2008" to estimate the expenses you paid on your account during this period. The "Expenses Paid During the Six Months Ended August 31, 2008" column and the "Expense Ratio as of August 31, 2008" column do not include fees and expenses that may be charged by the Variable Contracts or Plans, in which the Funds are offered. Had these fees and expenses been included, the "Expenses Paid During the Six Months Ended August 31, 2008" column would have been higher and the "Ending Account Value" would have been lower.

Hypothetical Example for Comparison Purposes

 The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The "Expenses Paid During the Six Months Ended August 31, 2008" column and the "Expense Ratio as of
August 31, 2008" column do not include fees and expenses that may be charged by the Variable Contracts or Plans, in which the Funds are offered. Had these fees and expenses been included, the "Expenses Paid During the Six Months Ended August 31, 2008" column would have been higher and the "Ending Account Value" would have been lower.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses that may be charged by the Variable Contracts or Plans. Please refer to your Variable Contract prospectus or Plan document for more information. Therefore, the "hypothetical" example is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses were included, your costs would have been higher.

AIG Retirement Company II
EXPENSE EXAMPLE -- August 31, 2008 (Unaudited) -- (continued)
--------------------------------------------------------------------------------


                                                   Actual                                  Hypothetical
                                 ------------------------------------------ ------------------------------------------
                                                                                             Ending
                                                                                          Account Value
                                                  Ending                                     Using a
                                               Account Value Expenses Paid                Hypothetical  Expenses Paid   Expense
                                   Beginning   Using Actual  During the Six   Beginning    5% Assumed   During the Six   Ratio
                                 Account Value   Return at    Months Ended  Account Value   Return at    Months Ended    as of
                                  at March 1,   August 31,     August 31,    at March 1,   August 31,     August 31,   August 31,
Fund                                 2008          2008          2008*          2008          2008          2008*        2008*
----                             ------------- ------------- -------------- ------------- ------------- -------------- ----------
Aggressive Growth Lifestyle#....   $1,000.00     $  977.92       $0.50        $1,000.00     $1,024.63       $0.51         0.10%
Capital Appreciation#...........   $1,000.00     $1,000.00       $4.27        $1,000.00     $1,020.86       $4.32         0.85%
Conservative Growth Lifestyle#..   $1,000.00     $  991.28       $0.50        $1,000.00     $1,024.63       $0.51         0.10%
Core Bond#......................   $1,000.00     $  986.30       $3.84        $1,000.00     $1,021.27       $3.91         0.77%
High Yield Bond#................   $1,000.00     $1,007.17       $4.99        $1,000.00     $1,020.16       $5.03         0.99%
International Small Cap Equity#.   $1,000.00     $  915.83       $4.82        $1,000.00     $1,020.11       $5.08         1.00%
Large Cap Value#@...............   $1,000.00     $  933.58       $3.94        $1,000.00     $1,021.06       $4.12         0.81%
Mid Cap Growth#@................   $1,000.00     $  973.75       $4.22        $1,000.00     $1,020.86       $4.32         0.85%
Mid Cap Value#@.................   $1,000.00     $  964.71       $5.19        $1,000.00     $1,019.86       $5.33         1.05%
Moderate Growth Lifestyle#......   $1,000.00     $  984.46       $0.50        $1,000.00     $1,024.63       $0.51         0.10%
Money Market II#................   $1,000.00     $1,011.19       $2.78        $1,000.00     $1,022.37       $2.80         0.55%
Small Cap Growth #@.............   $1,000.00     $  999.13       $5.83        $1,000.00     $1,019.30       $5.89         1.16%
Small Cap Value#@...............   $1,000.00     $1,075.90       $4.96        $1,000.00     $1,020.36       $4.82         0.95%
Socially Responsible#@..........   $1,000.00     $  987.00       $2.80        $1,000.00     $1,022.32       $2.85         0.56%
Strategic Bond#.................   $1,000.00     $  996.41       $4.47        $1,000.00     $1,020.66       $4.52         0.89%

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days then divided by 366 days. These ratios do not reflect fees and expenses associated with the Variable Contracts or Plans. If such fees and expenses had been included, the expenses would have been higher. Please refer to your Variable Contract prospectus for details on the expenses that apply to the Variable Contracts or your Plan document for details on the administration fees charged by your Plan sponsor.
# During the stated period, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Fund. As a result, if these fees and expenses had not been waived or assumed, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended August 31, 2008" and the "Expense Ratios" would have been higher.
@ Through expense offset arrangements resulting from broker commission recapture, a portion of the Fund's expenses has been reduced. Had the expense reductions been taken into account, the Expense Example would have been as follows:

                                        Actual                                  Hypothetical
                      ------------------------------------------ ------------------------------------------
                                                                                  Ending
                                                                               Account Value
                                       Ending                                     Using a
                                    Account Value Expenses Paid                Hypothetical  Expenses Paid   Expense
                        Beginning   Using Actual  During the Six   Beginning    5% Assumed   During the Six   Ratio
                      Account Value   Return at    Months Ended  Account Value   Return at    Months Ended    as of
                       at March 1,   August 31,     August 31,    at March 1,   August 31,     August 31,   August 31,
Fund                      2008          2008          2008*          2008          2008          2008*        2008*
----                  ------------- ------------- -------------- ------------- ------------- -------------- ----------
Large Cap Value......   $1,000.00     $  933.58       $3.89        $1,000.00     $1,021.11       $4.06         0.80%
Mid Cap Growth.......   $1,000.00     $  973.75       $4.12        $1,000.00     $1,020.96       $4.22         0.83%
Mid Cap Value........   $1,000.00     $  964.71       $5.14        $1,000.00     $1,019.91       $5.28         1.04%
Small Cap Growth.....   $1,000.00     $  999.13       $5.83        $1,000.00     $1,019.30       $5.89         1.16%
Small Cap Value......   $1,000.00     $1,075.90       $4.96        $1,000.00     $1,020.36       $4.82         0.95%
Socially Responsible.   $1,000.00     $  987.00       $2.80        $1,000.00     $1,022.32       $2.85         0.56%

AIG Retirement Company II Aggressive Growth Lifestyle Fund
PORTFOLIO PROFILE -- August 31, 2008 (Unaudited)
--------------------------------------------------------------------------------

Industry Allocation*

               Domestic Equity Investment Companies......  60.1%
               Fixed Income Investment Companies.........  27.7
               International Equity Investment Companies.  10.0
               Registered Investment Company.............   2.4
                                                          -----
                                                          100.2%
                                                          =====

*  Calculated as a percentage of net assets

AIG Retirement Company II Aggressive Growth Lifestyle Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008
--------------------------------------------------------------------------------


                                                                        Market Value
                   Security Description                        Shares     (Note 2)
------------------------------------------------------------------------------------
AFFILIATED REGISTERED INVESTMENT COMPANIES(1) -- 97.8%
Domestic Equity Investment Companies -- 60.1%
  AIG Retirement Co. I Blue Chip Growth Fund................   808,939  $ 7,879,062
  AIG Retirement Co. I Global Real Estate Fund+.............   751,727    7,329,334
  AIG Retirement Co. I Stock Index Fund.....................   284,864    9,070,078
  AIG Retirement Co. I Value Fund...........................   602,863    6,046,716
  AIG Retirement Co. II Capital Appreciation Fund........... 2,039,910   20,888,676
  AIG Retirement Co. II Large Cap Value Fund................   300,263    3,756,291
                                                                        -----------
Total Domestic Equity Investment Companies
   (cost $59,359,918).......................................             54,970,157
                                                                        -----------
Fixed Income Investment Companies -- 27.7%
  AIG Retirement Co. I Government Securities Fund...........   818,775    8,703,578
  AIG Retirement Co. II Core Bond Fund......................   845,272    8,520,345
  AIG Retirement Co. II High Yield Bond Fund................   249,962    2,107,182
  AIG Retirement Co. II Strategic Bond Fund.................   536,494    5,955,080
                                                                        -----------
Total Fixed Income Investment Companies
   (cost $25,436,601).......................................             25,286,185
                                                                        -----------
International Equity Investment Companies -- 10.0%
  AIG Retirement Co. I International Equities Fund..........   500,295    4,397,595
  AIG Retirement Co. I International Growth I Fund..........   327,495    3,664,665
  AIG Retirement Co. II International Small Cap Equity Fund.    75,404    1,099,397
                                                                        -----------
Total International Equity Investment Companies
   (cost $9,941,260)........................................              9,161,657
                                                                        -----------
Total Long-Term Investment Securities
   (cost $94,737,779).......................................             89,417,999
                                                                        -----------
SHORT-TERM INVESTMENT SECURITIES -- 2.4%
Registered Investment Company -- 2.4%
  AIG Retirement Co. I Money Market I Fund
   (cost $2,198,796)........................................ 2,198,796    2,198,796
                                                                        -----------
TOTAL INVESTMENTS
   (cost $96,936,575)(2)....................................     100.2%  91,616,795
Liabilities in excess of other assets.......................      (0.2)    (152,903)
                                                             ---------  -----------
NET ASSETS --                                                    100.0% $91,463,892
                                                             =========  ===========

--------
+  Non-income producing security
(1)See Note 3
(2)See Note 5 for cost of investments on a tax basis.

See Notes to Financial Statements

AIG Retirement Company II Capital Appreciation Fund
PORTFOLIO PROFILE -- August 31, 2008 (Unaudited)
--------------------------------------------------------------------------------

Industry Allocation*

               Agricultural Chemicals....................  10.3%
               Computers.................................   7.6
               Oil Companies -- Exploration & Production.   4.9
               Medical Instruments.......................   4.5
               Medical -- Drugs..........................   4.4
               Medical Products..........................   3.8
               Medical -- Biomedical/Gene................   3.6
               Applications Software.....................   3.3
               Enterprise Software/Service...............   3.2
               Commercial Services -- Finance............   3.2
               Machinery -- Farming......................   2.8
               Oil Field Machinery & Equipment...........   2.7
               Finance -- Investment Banker/Broker.......   2.6
               Beverages -- Non-alcoholic................   2.4
               Oil & Gas Drilling........................   2.3
               Web Portals/ISP...........................   2.2
               E-Commerce/Services.......................   2.0
               Industrial Gases..........................   1.9
               Energy -- Alternate Sources...............   1.9
               Aerospace/Defense.........................   1.9
               Containers -- Metal/Glass.................   1.8
               Computers -- Memory Devices...............   1.7
               Banks -- Fiduciary........................   1.7
               Oil Companies -- Integrated...............   1.7
               Retail -- Discount........................   1.7
               Engines -- Internal Combustion............   1.6
               Time Deposits.............................   1.6
               Pharmacy Services.........................   1.5
               Transport -- Services.....................   1.5
               Multimedia................................   1.5
               Retail -- Computer Equipment..............   1.4
               Oil -- Field Services.....................   1.3
               Machinery -- Pumps........................   1.2
               Telephone -- Integrated...................   1.1
               Engineering/R&D Services..................   1.1
               Retail -- Apparel/Shoe....................   1.1
               Retail -- Jewelry.........................   1.0
               Coal......................................   1.0
               Cellular Telecom..........................   1.0
               Banks -- Super Regional...................   0.9
               Telecommunication Equipment...............   0.9
               Electronic Components -- Semiconductors...   0.9
               Pipelines.................................   0.4
                                                          -----
                                                          101.1%
                                                          =====

*  Calculated as a percentage of net assets

AIG Retirement Company II Capital Appreciation Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008
--------------------------------------------------------------------------------


                                                              Market Value
                   Security Description               Shares    (Note 2)
      --------------------------------------------------------------------
      COMMON STOCK -- 99.5%
      Aerospace/Defense -- 1.9%
        Lockheed Martin Corp.........................  14,400  $1,676,736
                                                               ----------
      Agricultural Chemicals -- 10.3%
        CF Industries Holdings, Inc..................   6,200     944,880
        Monsanto Co..................................  26,100   2,981,925
        Potash Corp. of Saskatchewan, Inc............  13,000   2,256,800
        The Mosaic Co................................  28,300   3,020,742
                                                               ----------
                                                                9,204,347
                                                               ----------
      Applications Software -- 3.3%
        Microsoft Corp...............................  71,900   1,962,151
        Salesforce.com, Inc.+........................  18,200   1,019,564
                                                               ----------
                                                                2,981,715
                                                               ----------
      Banks - Fiduciary -- 1.7%
        State Street Corp............................  22,300   1,509,041
                                                               ----------
      Banks - Super Regional -- 0.9%
        US Bancorp...................................  26,500     844,290
                                                               ----------
      Beverages - Non - alcoholic -- 2.4%
        The Coca - Cola Co...........................  42,000   2,186,940
                                                               ----------
      Cellular Telecom -- 1.0%
        NII Holdings, Inc.+..........................  16,400     861,328
                                                               ----------
      Coal -- 1.0%
        Massey Energy Co.............................  13,600     897,056
                                                               ----------
      Commercial Services - Finance -- 3.2%
        Mastercard, Inc., Class A....................   7,700   1,867,635
        Paychex, Inc.................................  29,200     995,136
                                                               ----------
                                                                2,862,771
                                                               ----------
      Computers -- 7.6%
        Apple, Inc.+.................................  12,400   2,102,172
        Hewlett - Packard Co.........................  38,100   1,787,652
        International Business Machines Corp.........  10,200   1,241,646
        Research In Motion, Ltd.+....................  13,800   1,678,080
                                                               ----------
                                                                6,809,550
                                                               ----------
      Computers - Memory Devices -- 1.7%
        EMC Corp.+................................... 102,600   1,567,728
                                                               ----------
      Containers - Metal/Glass -- 1.8%
        Owens - Illinois, Inc.+......................  35,800   1,596,680
                                                               ----------
      E - Commerce/Services -- 2.0%
        eBay, Inc.+..................................  70,400   1,755,072
                                                               ----------
      Electronic Components - Semiconductors -- 0.9%
        MEMC Electronic Materials, Inc.+.............  16,500     809,985
                                                               ----------
      Energy - Alternate Sources -- 1.9%
        First Solar, Inc.+...........................   6,200   1,715,230
                                                               ----------
      Engineering/R&D Services -- 1.1%
        Jacobs Engineering Group, Inc.+..............  13,300     981,806
                                                               ----------
      Engines - Internal Combustion -- 1.6%
        Cummins, Inc.................................  22,200   1,446,552
                                                               ----------
      Enterprise Software/Service -- 3.2%
        CA, Inc......................................  40,000     956,400
        Oracle Corp.+................................  89,100   1,953,963
                                                               ----------
                                                                2,910,363
                                                               ----------
      Finance - Investment Banker/Broker -- 2.6%
        The Charles Schwab Corp......................  98,100   2,353,419
                                                               ----------
      Industrial Gases -- 1.9%
        Praxair, Inc.................................  19,169   1,722,143
                                                               ----------

                                                              Market Value
                   Security Description                Shares   (Note 2)

     ---------------------------------------------------------------------
     Machinery - Farming -- 2.8%
       AGCO Corp.+.................................... 26,600  $1,639,358
       Deere & Co..................................... 12,600     889,182
                                                               ----------
                                                                2,528,540
                                                               ----------
     Machinery - Pumps -- 1.2%
       Flowserve Corp.................................  8,000   1,056,960
                                                               ----------
     Medical Instruments -- 4.5%
       Intuitive Surgical, Inc.+......................  7,700   2,273,579
       St. Jude Medical, Inc.+........................ 37,700   1,727,791
                                                               ----------
                                                                4,001,370
                                                               ----------
     Medical Products -- 3.8%
       Johnson & Johnson.............................. 24,600   1,732,578
       Stryker Corp................................... 24,500   1,646,155
                                                               ----------
                                                                3,378,733
                                                               ----------
     Medical - Biomedical/Gene -- 3.6%
       Biogen Idec, Inc.+............................. 31,000   1,578,830
       Gilead Sciences, Inc.+......................... 31,700   1,669,956
                                                               ----------
                                                                3,248,786
                                                               ----------
     Medical - Drugs -- 4.4%
       Bristol - Myers Squibb Co...................... 86,400   1,843,776
       Forest Laboratories, Inc.+..................... 39,800   1,420,462
       Merck & Co., Inc............................... 18,900     674,163
                                                               ----------
                                                                3,938,401
                                                               ----------
     Multimedia -- 1.5%
       The Walt Disney Co............................. 41,700   1,348,995
                                                               ----------
     Oil & Gas Drilling -- 2.3%
       Diamond Offshore Drilling, Inc................. 11,200   1,230,992
       Noble Corp..................................... 16,800     844,872
                                                               ----------
                                                                2,075,864
                                                               ----------
     Oil Companies - Exploration & Production -- 4.9%
       EOG Resources, Inc............................. 16,000   1,670,720
       Occidental Petroleum Corp...................... 17,800   1,412,608
       Southwestern Energy Co.+....................... 35,300   1,354,461
                                                               ----------
                                                                4,437,789
                                                               ----------
     Oil Companies - Integrated -- 1.7%
       Murphy Oil Corp................................ 19,200   1,507,776
                                                               ----------
     Oil Field Machinery & Equipment -- 2.7%
       Cameron International Corp.+................... 22,000   1,024,980
       National - Oilwell Varco, Inc.+................ 19,400   1,430,362
                                                               ----------
                                                                2,455,342
                                                               ----------
     Oil - Field Services -- 1.3%
       Smith International, Inc....................... 16,200   1,129,140
                                                               ----------
     Pharmacy Services -- 1.5%
       Express Scripts, Inc.+......................... 18,700   1,372,767
                                                               ----------
     Pipelines -- 0.4%
       Williams Cos., Inc............................. 12,400     383,036
                                                               ----------
     Retail - Apparel/Shoe -- 1.1%
       Urban Outfitters, Inc.+........................ 26,400     940,368
                                                               ----------
     Retail - Computer Equipment -- 1.4%
       GameStop Corp., Class A+....................... 27,800   1,219,586
                                                               ----------
     Retail - Discount -- 1.7%
       Wal - Mart Stores, Inc......................... 25,300   1,494,471
                                                               ----------
     Retail - Jewelry -- 1.0%
       Tiffany & Co................................... 21,200     936,404
                                                               ----------

AIG Retirement Company II Capital Appreciation Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                           Shares/
                                                          Principal  Market Value
                 Security Description                      Amount      (Note 2)
---------------------------------------------------------------------------------
COMMON STOCK (continued)
Telecommunication Equipment -- 0.9%
  Harris Corp...........................................     15,600  $   816,816
                                                                     -----------
Telephone - Integrated -- 1.1%
  AT&T, Inc.............................................     30,700      982,093
                                                                     -----------
Transport - Services -- 1.5%
  C.H. Robinson Worldwide, Inc..........................     25,900    1,349,649
                                                                     -----------
Web Portals/ISP -- 2.2%
  Google, Inc., Class A+................................      4,300    1,992,147
                                                                     -----------
Total Long-Term Investment Securities
   (cost $80,195,458)...................................              89,287,785
                                                                     -----------
SHORT-TERM INVESTMENT SECURITIES -- 1.6%
Time Deposits -- 1.6%
  Euro Time Deposit with State Street Bank & Trust Co.
   0.85% due 09/02/08
   (cost $1,435,000).................................... $1,435,000    1,435,000
                                                                     -----------
TOTAL INVESTMENTS
   (cost $81,630,458)(1)................................      101.1%  90,722,785
Liabilities in excess of other assets...................       (1.1)    (948,433)
                                                         ----------  -----------
NET ASSETS --                                                 100.0% $89,774,352
                                                         ==========  ===========

--------
+  Non-income producing security
(1)See Note 5 for cost of investments on a tax basis.

See Notes to Financial Statements

AIG Retirement Company II Conservative Growth Lifestyle Fund
PORTFOLIO PROFILE -- August 31, 2008 (Unaudited)
--------------------------------------------------------------------------------

Industry Allocation*

                Fixed Income Investment Companies.......  64.3%
                Domestic Equity Investment Companies....  29.1
                International Equity Investment Company.   4.0
                Registered Investment Company...........   2.8
                                                         -----
                                                         100.2%
                                                         =====

*  Calculated as a percentage of net assets

AIG Retirement Company II Conservative Growth Lifestyle Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008
--------------------------------------------------------------------------------


                                                                   Market Value
                 Security Description                     Shares     (Note 2)
-------------------------------------------------------------------------------
AFFILIATED REGISTERED INVESTMENT COMPANIES(1) -- 97.4%
Domestic Equity Investment Companies -- 29.1%
 AIG Retirement Co. I Blue Chip Growth Fund............   126,276  $ 1,229,928
 AIG Retirement Co. I Global Real Estate Fund+.........   180,208    1,757,026
 AIG Retirement Co. I Stock Index Fund.................   110,367    3,514,077
 AIG Retirement Co. I Value Fund.......................   221,892    2,225,579
 AIG Retirement Co. II Capital Appreciation Fund.......   623,429    6,383,914
 AIG Retirement Co. II Large Cap Value Fund............   112,360    1,405,627
 AIG Retirement Co. II Small Cap Growth Fund+..........    40,885      468,542
                                                                   -----------
Total Domestic Equity Investment Companies
   (cost $17,676,867)..................................             16,984,693
                                                                   -----------
Fixed Income Investment Companies -- 64.3%
 AIG Retirement Co. I Government Securities Fund....... 1,019,283   10,834,976
 AIG Retirement Co. II Core Bond Fund.................. 1,743,079   17,570,232
 AIG Retirement Co. II High Yield Bond Fund............   187,582    1,581,320
 AIG Retirement Co. II Strategic Bond Fund.............   685,925    7,613,767
                                                                   -----------
Total Fixed Income Investment Companies
   (cost $37,961,824)..................................             37,600,295
                                                                   -----------
International Equity Investment Company -- 4.0%
 AIG Retirement Co. I International Equities Fund
   (cost $2,572,891)...................................   266,518    2,342,694
                                                                   -----------
Total Long-Term Investment Securities
   (cost $58,211,582)..................................             56,927,682
                                                                   -----------
SHORT-TERM INVESTMENT SECURITY -- 2.8%
Registered Investment Company -- 2.8%
 AIG Retirement Co. I Money Market I Fund (cost
   $1,639,884)......................................... 1,639,884    1,639,884
                                                                   -----------
TOTAL INVESTMENTS
 (cost $59,851,466)(2).................................     100.2%  58,567,566
Liabilities in excess of other assets..................      (0.2)    (122,492)
                                                        ---------  -----------
NET ASSETS --                                               100.0% $58,445,074
                                                        =========  ===========

--------
+  Non-income producing security
(1)See Note 3
(2)See Note 5 for cost of investments on a tax basis.

See Notes to Financial Statements

AIG Retirement Company II Core Bond Fund
PORTFOLIO PROFILE -- August 31, 2008 (Unaudited)
--------------------------------------------------------------------------------

Industry Allocation*

         Federal Home Loan Mtg. Corp............................ 24.0%
         Federal National Mtg. Assoc............................ 10.4
         Diversified Financial Services......................... 10.4
         United States Treasury Notes...........................  8.3
         Electric -- Integrated.................................  5.7
         Finance -- Investment Banker/Broker....................  3.0
         Repurchase Agreements..................................  2.9
         Special Purpose Entities...............................  1.9
         Banks -- Commercial....................................  1.8
         Sovereign..............................................  1.7
         Telephone -- Integrated................................  1.7
         Pipelines..............................................  1.2
         Oil Companies -- Exploration & Production..............  1.1
         Medical -- Drugs.......................................  1.1
         Multimedia.............................................  1.1
         Banks -- Super Regional................................  1.0
         Cellular Telecom.......................................  0.9
         Telecom Services.......................................  0.9
         Medical Products.......................................  0.8
         United States Treasury Bonds...........................  0.8
         Government National Mtg. Assoc.........................  0.7
         Steel -- Producers.....................................  0.6
         Insurance -- Life/Health...............................  0.6
         Food -- Misc...........................................  0.6
         Electric -- Generation.................................  0.6
         Medical -- Hospitals...................................  0.5
         Medical -- HMO.........................................  0.5
         Diversified Manufacturing Operations...................  0.5
         Cable TV...............................................  0.5
         Oil Companies -- Integrated............................  0.4
         Finance -- Commercial..................................  0.4
         Insurance -- Reinsurance...............................  0.4
         Agricultural Chemicals.................................  0.4
         Finance -- Auto Loans..................................  0.4
         Aerospace/Defense -- Equipment.........................  0.4
         Insurance -- Multi-line................................  0.3
         Office Automation & Equipment..........................  0.3
         Savings & Loans/Thrifts................................  0.3
         Beverages -- Wine/Spirits..............................  0.3
         Transport -- Air Freight...............................  0.3
         Transport -- Rail......................................  0.3
         Insurance -- Property/Casualty.........................  0.3
         Chemicals -- Diversified...............................  0.3
         Brewery................................................  0.3
         Broadcast Services/Program.............................  0.3
         Electronic Components -- Semiconductors................  0.3
         Banks -- Fiduciary.....................................  0.3
         Commercial Services -- Finance.........................  0.3
         Oil Refining & Marketing...............................  0.3
         Banks -- Money Center..................................  0.2
         Computer Services......................................  0.2
         Metal -- Aluminum......................................  0.2
         Federal Home Loan Bank.................................  0.2
         Containers -- Metal/Glass..............................  0.2
         Real Estate Investment Trusts..........................  0.2
         Transport -- Marine....................................  0.2
         Containers -- Paper/Plastic............................  0.2
         Chemicals -- Specialty.................................  0.2
         Electronic Measurement Instruments.....................  0.2
         Non -- Hazardous Waste Disposal........................  0.2
         Diversified Operations.................................  0.2
         Food -- Retail.........................................  0.2
         Transport -- Services..................................  0.2
         Water..................................................  0.2
         Retail -- Discount.....................................  0.2
         Finance -- Mortgage Loan/Banker........................  0.2
         Television.............................................  0.1
         Paper & Related Products...............................  0.1
         Auto/Truck Parts & Equipment -- Original...............  0.1

         Casino Hotels..........................................  0.1
         Medical -- Wholesale Drug Distribution.................  0.1
         Satellite Telecom......................................  0.1
         Cruise Lines...........................................  0.1
         Investment Management/Advisor Services.................  0.1
         Airlines...............................................  0.1
         Insurance Brokers......................................  0.1
         Finance -- Credit Card.................................  0.1
         Finance -- Other Services..............................  0.1
         Funeral Services & Related Items.......................  0.1
         Auto -- Cars/Light Trucks..............................  0.1
         Retail -- Drug Store...................................  0.1
         Independent Power Producers............................  0.1
         Wireless Equipment.....................................  0.1
         Insurance -- Mutual....................................  0.1
         Property Trust.........................................  0.1
         Investment Companies...................................  0.1
         Oil Field Machinery & Equipment........................  0.1
         Retail -- Restaurants..................................  0.1
         Cosmetics & Toiletries.................................  0.1
         Rental Auto/Equipment..................................  0.1
         Building -- Residential/Commercial.....................  0.1
         Real Estate Operations & Development...................  0.1
         Hotels/Motels..........................................  0.1
         Travel Services........................................  0.1
         Metal Processors & Fabrication.........................  0.1
         Metal -- Diversified...................................  0.1
         Physicians Practice Management.........................  0.1
         Electronic Components -- Misc..........................  0.1
         Research & Development.................................  0.1
         Food -- Meat Products..................................  0.1
         Casino Services........................................  0.1
                                                                 ----
                                                                 99.3%
                                                                 ====

Credit Quality+#

         Government -- Agency...................................  36.7%
         Government -- Treasury.................................   9.4
         AAA....................................................  10.3
         AA.....................................................   4.0
         A......................................................  14.7
         BBB....................................................  13.5
         BB.....................................................   3.8
         B......................................................   3.8
         CCC....................................................   1.6
         C......................................................   0.1
         Not Rated@.............................................   2.1
                                                                 -----
                                                                 100.0%
                                                                 =====

*  Calculated as a percentage of net assets.
@ Represent debt issues that either have no rating, or the rating is unavailable from the data source.
+  Source: Standard and Poors
# Calculated as percentage of total debt issues, excluding short-term securities.

AIG Retirement Company II Core Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008
--------------------------------------------------------------------------------


                                                       Principal  Market Value
                Security Description                    Amount      (Note 2)
 -----------------------------------------------------------------------------
 ASSET BACKED SECURITIES -- 9.6%
 Diversified Financial Services -- 9.6%
   Banc of America Commercial Mtg., Inc.
    Series 2006-6, Class AM
    5.39% due 10/10/45(1)............................. $  660,000  $  562,266
   Banc of America Funding Corp.
    Series 2007-C, Class 5A1
    5.39% due 05/20/36(2).............................  2,596,852   2,385,125
   Banc of America Funding Corp.,
    Series 2006-J, Class 2A1
    5.89% due 01/20/47(2).............................  2,572,434   1,985,589
   Bear Stearns Commercial Mtg. Securities, Inc.,
    Series 2007-PW15, Class A2
    5.21% due 02/11/44(1).............................    650,000     619,497
   Chase Funding Mtg. Loan Asset-Backed Certs.
    Series 2003-6, Class 1A6
    4.59% due 05/25/15................................    178,558     167,049
   Chase Mtg. Finance Corp.,
    Series 2007-A2, Class 1A1
    5.02% due 07/25/37(2)(3)..........................  1,092,162   1,028,962
   Citigroup Commercial Mtg. Trust
    Series 2008-C7, Class AM
    6.10% due 12/10/49(1).............................    870,000     757,125
   Commercial Mtg. Asset Trust,
    Series 1999-C1, Class D
    7.35% due 01/17/32(1).............................  1,377,000   1,257,593
   Commercial Mtg. Pass Through Certs.
    Series 2006-CN2A, Class A2FL
    2.68% due 02/05/19*(1)(4).........................  1,035,000     994,252
   Commercial Mtg. Pass Through Certs.,
    Series 2004-LB2A, Class A3
    4.22% due 03/10/39(1).............................    653,000     640,219
   Countrywide Asset-Backed Certs.,
    Series 2006-S6, Class A3
    5.66% due 03/25/34................................    739,000     310,380
   CS First Boston Mtg. Securities Corp.
    Series 2002-CKN2, Class A3
    6.13% due 04/15/37(1).............................  1,475,000   1,493,295
   GE Capital Commercial Mtg. Corp.,
    Series 2004-C2, Class A4
    4.89% due 03/10/40(1).............................    340,000     321,857
   GMAC Commercial Mtg. Securities, Inc.,
    Series 2003-C2, Class A2
    5.67% due 05/10/40(1)(3)..........................    100,000      98,246
   JP Morgan Chase Commercial Mtg. Securities Corp.,
    Series 2006-LDP9, Class AM
    5.37% due 05/15/47(1).............................  1,330,000   1,126,660
   JP Morgan Chase Commercial Mtg. Securities Corp.,
    Series 2008-C2, Class AM
    6.80% due 01/12/18(1).............................  1,698,000   1,524,087
   LB Commercial Conduit Mtg. Trust,
    Series 1998-C1, Class E
    7.00% due 02/18/30(1).............................    285,000     296,228
   Ocwen Advance Receivables Backed Notes,
    Series 2006-1A
    5.36% due 11/24/15*(5)............................    500,000     440,000
   Residential Asset Securities Corp.,
    Series 2003-KS10, Class AI6
    4.54% due 12/25/33................................    180,861     165,944
   Swift Master Auto Receivables Trust,
    Series 2007-2, Class A
    3.12% due 10/15/12(4).............................  2,260,734   2,070,797
   Wells Fargo Mtg. Backed Securities Trust,
    Series 2006-AR17, Class A2
    5.83% due 10/25/36(2)(3)..........................  1,666,384   1,430,138

                                                     Principal  Market Value
                 Security Description                 Amount      (Note 2)

    ------------------------------------------------------------------------
    Diversified Financial Services (continued)
      Wells Fargo Mtg. Backed Securities Trust,
       Series 2006-AR12, Class 2A1
       6.10% due 09/25/36(2)........................ $  450,701 $   383,785
                                                                -----------
    Total Asset Backed Securities
       (cost $22,580,904)...........................             20,059,094
                                                                -----------
    CONVERTIBLE BONDS & NOTES -- 0.0%
    Telecom Services -- 0.0%
      ICO North America, Inc.
       Notes
       7.50% due 08/15/09(5)(6)(7)(17)
       (cost $26,000)...............................     26,000      20,800
                                                                -----------
    CORPORATE BONDS & NOTES -- 33.5%
    Aerospace/Defense - Equipment -- 0.4%
      United Technologies Corp.
       Senior Notes
       4.88% due 05/01/15...........................    536,000     538,217
      United Technologies Corp.
       Notes
       6.13% due 07/15/38...........................    190,000     190,884
                                                                -----------
                                                                    729,101
                                                                -----------
    Agricultural Chemicals -- 0.4%
      Monsanto Co.
       Company Guar. Bonds
       5.88% due 04/15/38...........................    205,000     196,803
      Mosaic Global Holdings, Inc.
       Debentures
       7.38% due 08/01/18...........................     20,000      19,875
      Terra Capital, Inc.
       Company Guar. Notes
       7.00% due 02/01/17...........................    150,000     145,875
      The Mosaic Co.
       Senior Notes
       7.38% due 12/01/14*..........................    395,000     408,482
                                                                -----------
                                                                    771,035
                                                                -----------
    Airlines -- 0.1%
      American Airlines, Inc. Pass Through Certs.
       Series 2001-1, Class A-2
       6.82% due 05/23/11...........................    145,000     110,925
      Northwest Airlines, Inc. Pass Through Certs.
       Series 2002-1, Class G2
       6.26% due 11/20/21...........................    165,320     145,482
                                                                -----------
                                                                    256,407
                                                                -----------
    Auto - Cars/Light Trucks -- 0.1%
      Ford Motor Co.
       Senior Notes
       6.38% due 02/01/29...........................    140,000      60,900
      General Motors Corp.
       Senior Notes
       7.13% due 07/15/13...........................    263,000     142,020
      General Motors Corp.
       Senior Notes
       8.25% due 07/15/23...........................     39,000      19,013
                                                                -----------
                                                                    221,933
                                                                -----------
    Auto/Truck Parts & Equipment - Original -- 0.1%
      Johnson Controls, Inc.
       Senior Notes
       5.25% due 01/15/11...........................    280,000     283,716
                                                                -----------

AIG Retirement Company II Core Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                Principal Market Value
                 Security Description            Amount     (Note 2)
          ------------------------------------------------------------
          CORPORATE BONDS & NOTES (continued)
          Banks - Commercial -- 0.9%
            CoBank ACB Senior
             Sub. Notes
             7.88% due 04/16/18*............... $ 80,000   $   78,852
            Colonial Bank NA
             Sub. Notes
             6.38% due 12/01/15................  170,000      127,584
            Credit Suisse New York
             Senior Notes
             5.00% due 05/15/13................  551,000      536,688
            First Maryland Capital II
             Company Guar. Notes
             3.65% due 02/01/27(4).............  159,000      107,561
            KeyBank NA
             Sub. Notes
             5.45% due 03/03/16................  258,000      193,691
            KeyBank NA
             Sub. Notes
             7.41% due 10/15/27................   82,000       69,082
            SouthTrust Bank
             Sub. Notes
             4.75% due 03/01/13................  141,000      131,493
            SouthTrust Corp.
             Sub. Notes
             5.80% due 06/15/14................  293,000      265,354
            Sovereign Bank
             Sub. Notes
             8.75% due 05/30/18................  267,000      233,078
            Union Bank of California NA
             Sub. Notes
             5.95% due 05/11/16................  170,000      152,335
                                                           ----------
                                                            1,895,718
                                                           ----------
          Banks - Fiduciary -- 0.3%
            State Street Capital Trust IV
             Company Guar. Notes
             3.77% due 06/15/37(4).............  420,000      295,299
            The Bank of New York Mellon Corp.
             Senior Notes
             5.13% due 08/27/13................  250,000      250,709
                                                           ----------
                                                              546,008
                                                           ----------
          Banks - Super Regional -- 0.9%
            Bank of America Corp.
             Senior Notes
             4.90% due 05/01/13................  100,000       96,782
            Bank of America Corp.
             Sub. Notes
             7.25% due 10/15/25................  418,000      414,011
            Capital One Financial Corp.
             Sub. Notes
             6.15% due 09/01/16................  180,000      147,706
            Huntington Capital Trust I
             Company Guar. Bonds
             3.50% due 02/01/27(4).............  325,000      182,891
            JP Morgan Chase Bank NA
             Sub. Notes
             6.13% due 11/01/08................  138,000      138,660
            PNC Preferred Funding Trust I
             Senior Notes
             6.11% due 03/15/12*(4)(8).........  250,000      170,273
            Wells Fargo & Co.
             Senior Notes
             4.38% due 01/31/13................  283,000      271,074

                                                      Principal  Market Value
                Security Description                   Amount      (Note 2)

  ---------------------------------------------------------------------------
  Banks - Super Regional (continued)
    Wells Fargo & Co.
     Senior Notes
     5.25% due 10/23/12.............................. $  493,000  $  492,719
                                                                  ----------
                                                                   1,914,116
                                                                  ----------
  Broadcast Services/Program -- 0.1%
    Nexstar Broadcasting, Inc.
     Senior Sub. Notes
     7.00% due 01/15/14..............................    305,000     250,100
                                                                  ----------
  Building - Residential/Commercial -- 0.1%
    D.R. Horton, Inc.
     Company Guar. Notes
     5.00% due 01/15/09..............................    173,000     171,270
                                                                  ----------
  Cable TV -- 0.5%
    CCH I Holdings LLC/CCH I Holdings Capital Corp.
     Senior Notes
     11.00% due 10/01/15.............................    174,000     132,675
    CCH II LLC/CCH II Capital Corp.
     Company Guar. Notes
     10.25% due 09/15/10.............................    328,000     314,880
    CCH II LLC/CCH II Capital Corp.
     Company Guar. Notes, Series B
     10.25% due 09/15/10.............................     22,000      21,010
    Comcast Corp.
     Company Guar. Notes
     5.85% due 11/15/15..............................    234,000     229,224
    COX Communications, Inc.
     Bonds
     6.95% due 06/01/38*.............................    125,000     123,436
    Time Warner Cable, Inc.
     Company Guar. Bonds
     7.30% due 07/01/38..............................    183,000     183,883
                                                                  ----------
                                                                   1,005,108
                                                                  ----------
  Casino Hotels -- 0.1%
    MGM Mirage, Inc.
     Senior Notes
     5.88% due 02/27/14..............................    250,000     200,000
    Turning Stone Resort Casino Enterprise
     Senior Notes
     9.13% due 09/15/14*.............................     85,000      81,812
                                                                  ----------
                                                                     281,812
                                                                  ----------
  Casino Services -- 0.0%
    Indianapolis Downs LLC & Capital Corp.
     Sec. Notes
     11.00% due 11/01/12*............................    125,000      99,375
                                                                  ----------
  Cellular Telecom -- 0.5%
    Centennial Communications Corp.
     Senior Notes
     8.54% due 01/01/13(4)...........................    100,000      99,500
    Cingular Wireless Services, Inc.
     Senior Notes
     7.88% due 03/01/11..............................    594,000     635,377
    Nextel Communications, Inc.
     Company Guar. Notes
     5.95% due 03/15/14..............................    200,000     160,000
    Rural Cellular Corp.
     Senior Sub. Notes
     5.68% due 06/01/13(4)...........................    110,000     112,200

AIG Retirement Company II Core Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                        Principal Market Value
                 Security Description                    Amount     (Note 2)
 -----------------------------------------------------------------------------
 CORPORATE BONDS & NOTES (continued)
 Cellular Telecom (continued)
   Rural Cellular Corp.
    Senior Notes
    8.55% due 11/01/12(4).............................. $  5,000   $    5,100
                                                                   ----------
                                                                    1,012,177
                                                                   ----------
 Chemicals - Diversified -- 0.3%
   E.I. Du Pont de Nemours & Co.
    Senior Notes
    4.88% due 04/30/14.................................   54,000       53,650
   E.I. Du Pont de Nemours & Co.
    Senior Notes
    6.00% due 07/15/18.................................  205,000      208,964
   ICI Wilmington, Inc.
    Company Guar. Notes
    5.63% due 12/01/13.................................  352,000      359,996
                                                                   ----------
                                                                      622,610
                                                                   ----------
 Chemicals - Specialty -- 0.2%
   Huntsman International LLC
    Company Guar. Notes
    7.88% due 11/15/14.................................  160,000      148,800
   Momentive Performance Materials, Inc.
    Senior Sub. Notes
    11.50% due 12/01/16................................  320,000      249,600
                                                                   ----------
                                                                      398,400
                                                                   ----------
 Commercial Services - Finance -- 0.3%
   The Western Union Co.
    Senior Notes
    5.40% due 11/17/11.................................  525,000      528,903
                                                                   ----------
 Computer Services -- 0.2%
   Compucom Systems, Inc.
    Senior Sub. Notes
    12.50% due 10/01/15*...............................   65,000       59,800
   Electronic Data Systems Corp.
    Senior Notes
    6.50% due 08/01/13.................................  400,000      419,147
                                                                   ----------
                                                                      478,947
                                                                   ----------
 Consumer Products - Misc. -- 0.0%
   American Achievement Corp.
    Company Guar. Notes
    8.25% due 04/01/12.................................   80,000       78,200
                                                                   ----------
 Containers - Paper/Plastic -- 0.2%
   Jefferson Smurfit Corp.
    Company Guar. Notes
    8.25% due 10/01/12.................................   25,000       21,750
   Smurfit-Stone Container Enterprises, Inc.
    Senior Notes
    8.00% due 03/15/17.................................  475,000      380,000
                                                                   ----------
                                                                      401,750
                                                                   ----------
 Cosmetics & Toiletries -- 0.1%
   Avon Products, Inc.
    Senior Notes
    5.75% due 03/01/18.................................  180,000      177,929
                                                                   ----------
 Direct Marketing -- 0.0%
   Affinity Group, Inc.
    Senior Sub. Notes
    9.00% due 02/15/12.................................   95,000       84,550
                                                                   ----------
 Diversified Financial Services -- 0.6%
   American Express Travel Related Services Co., Inc.
    Senior Notes
    5.25% due 11/21/11*................................  270,000      263,386

                                                   Principal  Market Value
                 Security Description               Amount      (Note 2)

     ---------------------------------------------------------------------
     Diversified Financial Services (continued)
       General Electric Capital Corp.
        Senior Notes
        5.65% due 06/09/14........................ $  430,000  $  436,976
       General Electric Capital Corp.
        Senior Notes
        5.88% due 01/14/38........................    675,000     607,794
                                                               ----------
                                                                1,308,156
                                                               ----------
     Diversified Manufacturing Operations -- 0.4%
       Cooper U.S., Inc.
        Senior Notes
        5.45% due 04/01/15........................    330,000     333,391
       General Electric Co.
        Senior Notes
        5.25% due 12/06/17........................    425,000     410,735
                                                               ----------
                                                                  744,126
                                                               ----------
     Diversified Operations -- 0.0%
       Capmark Financial Group, Inc.
        Company Guar. Notes
        5.88% due 05/10/12........................    123,000      79,378
                                                               ----------
     Electric - Distribution -- 0.0%
       Old Dominion Electric Cooperative
        1st Mtg. Bonds Series A
        5.68% due 12/01/28........................     41,125      39,444
                                                               ----------
     Electric - Generation -- 0.5%
       Bruce Mansfield Unit
        Pass Through Certs.
        6.85% due 06/01/34........................    440,000     451,764
       The AES Corp.
        Senior Notes
        8.00% due 10/15/17........................    320,000     315,200
       The AES Corp.
        Senior Notes
        8.88% due 02/15/11........................    190,000     197,600
                                                               ----------
                                                                  964,564
                                                               ----------
     Electric - Integrated -- 5.6%
       Baltimore Gas & Electric Co.
        Senior Notes
        6.13% due 07/01/13........................    324,000     326,019
       Centerpoint Energy, Inc.
        Senior Notes
        6.50% due 05/01/18........................    102,000      99,748
       Dominion Resources, Inc.
        Jr. Sub Notes
        6.30% due 09/30/66(4).....................    506,000     459,656
       DTE Energy Co.
        Senior Notes
        6.38% due 04/15/33........................    282,000     260,866
       DTE Energy Co.
        Senior Notes
        7.05% due 06/01/11........................    131,000     136,182
       Duke Energy Corp.
        Senior Notes
        4.20% due 10/01/08........................    150,000     150,099
       Duke Energy Indiana, Inc.
        1st Mtg. Bonds
        6.35% due 08/15/38........................    390,000     389,760
       Entergy Arkansas Inc
        1st Mtg. Bonds
        5.40% due 08/01/13........................    280,000     280,948
       Entergy Gulf States Louisiana LLC
        1st Mtg. Bonds
        6.00% due 05/01/18*.......................    380,000     364,924

AIG Retirement Company II Core Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                     Principal  Market Value
                 Security Description                 Amount      (Note 2)
    ------------------------------------------------------------------------
    CORPORATE BONDS & NOTES (continued)
    Electric - Integrated (continued)
      Entergy Louisiana LLC
       1st Mtg. Bonds
       5.83% due 11/01/10........................... $  255,000  $  255,281
      Exelon Corp.
       Senior Notes
       6.75% due 05/01/11...........................    280,000     288,366
      FirstEnergy Corp.
       Senior Notes
       6.45% due 11/15/11...........................    359,660     369,495
      Florida Power Corp.
       1st. Mtg. Bonds
       6.40% due 06/15/38...........................    367,000     373,454
      Mackinaw Power LLC
       Sec. Notes
       6.30% due 10/31/23*..........................    415,492     423,814
      Mirant Americas Generation LLC
       Senior Notes
       8.30% due 05/01/11...........................    395,000     402,900
      Mirant Mid-Atlantic LLC
       Pass Through Certs. Series B
       9.13% due 06/30/17...........................     89,453      96,833
      Nisource Finance Corp.
       Company Guar. Notes
       5.25% due 09/15/17...........................    540,000     476,175
      PacifiCorp
       1st Mtg. Bonds
       6.35% due 07/15/38...........................    336,000     330,752
      Pepco Holdings, Inc.
       Senior Notes
       6.13% due 06/01/17...........................    450,000     436,961
      Pepco Holdings, Inc.
       Senior Notes
       6.45% due 08/15/12...........................    490,000     499,829
      PPL Energy Supply LLC
       Senior Notes
       6.30% due 07/15/13...........................    300,000     303,444
      PSEG Power LLC
       Company Guar. Notes
       5.00% due 04/01/14...........................    364,000     348,377
      PSEG Power LLC
       Company Guar. Notes
       7.75% due 04/15/11...........................    115,000     121,433
      Public Service Co. of Colorado
       1st Mtg. Bonds
       5.80% due 08/01/18...........................    170,000     173,404
      Puget Sound Energy, Inc.
       Senior Notes
       5.20% due 10/01/15...........................    268,000     253,306
      Sierra Pacific Power Co.
       1st Mtg. Bonds
       5.45% due 09/01/13...........................    308,000     305,690
      Sierra Pacific Power Co.
       Senior Notes
       6.75% due 07/01/37...........................    727,000     716,199
      Southern Energy, Inc.
       Notes
       7.90% due 07/15/09+(5)(6)(7).................    150,000           0
      Southern Power Co.
       Senior Notes
       4.88% due 07/15/15...........................    263,000     250,597
      Texas Competitive Electric Holdings Co. LLC,
       Series A Senior Notes
       10.25% due 11/01/15*.........................    165,000     164,587

                                                     Principal  Market Value
                 Security Description                 Amount      (Note 2)

    ------------------------------------------------------------------------
    Electric - Integrated (continued)
      Texas Competitive Electric Holdings Co. LLC,
       Series B Senior Notes
       10.25% due 11/01/15*......................... $  175,000 $   174,562
      Union Electric Co.
       1st Mtg. Bonds
       6.70% due 02/01/19...........................    320,000     324,423
      Virginia Electric & Power Co.
       Notes
       4.10% due 12/15/08...........................    157,000     157,379
      Virginia Electric & Power Co.
       Senior Notes
       6.00% due 05/15/37...........................  2,000,000   1,890,772
                                                                -----------
                                                                 11,606,235
                                                                -----------
    Electronic Components - Semiconductors -- 0.3%
      Amkor Technology, Inc.
       Senior Notes
       7.75% due 05/15/13...........................     90,000      84,375
      National Semiconductor Corp.
       Senior Notes
       6.60% due 06/15/17...........................    380,000     375,972
      Spansion LLC
       Senior Sec. Notes
       5.81% due 06/01/13*(4).......................    130,000      90,350
                                                                -----------
                                                                    550,697
                                                                -----------
    Electronic Measurement Instruments -- 0.2%
      Agilent Technologies, Inc.
       Senior Notes
       6.50% due 11/01/17...........................    385,000     378,202
                                                                -----------
    Electronics - Military -- 0.0%
      L-3 Communications Corp.
       Company Guar. Notes
       6.38% due 10/15/15...........................     95,000      90,963
                                                                -----------
    Finance - Auto Loans -- 0.4%
      Ford Motor Credit Co. LLC
       Senior Notes
       7.38% due 10/28/09...........................    510,000     474,006
      Ford Motor Credit Co. LLC
       Notes
       7.88% due 06/15/10...........................     10,000       8,620
      GMAC LLC
       Senior Bonds
       6.88% due 09/15/11...........................    225,000     139,622
      GMAC LLC
       Senior Bonds
       6.88% due 08/28/12...........................    208,000     122,022
                                                                -----------
                                                                    744,270
                                                                -----------
    Finance - Commercial -- 0.4%
      Caterpillar Financial Services Corp.
       Senior Notes
       4.90% due 08/15/13...........................    400,000     401,386
      Textron Financial Corp.
       Senior Notes
       5.40% due 04/28/13...........................    410,000     411,271
                                                                -----------
                                                                    812,657
                                                                -----------
    Finance - Credit Card -- 0.1%
      MBNA America Bank NA
       Senior Notes
       7.13% due 11/15/12...........................    230,000     241,438
                                                                -----------

AIG Retirement Company II Core Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                    Principal  Market Value
                 Security Description                Amount      (Note 2)
     ----------------------------------------------------------------------
     CORPORATE BONDS & NOTES (continued)
     Finance - Investment Banker/Broker -- 3.0%
       Citigroup, Inc.
        Senior Notes
        5.85% due 07/02/13......................... $  385,000  $  375,970
       Citigroup, Inc.
        Senior Sub. Notes
        5.88% due 02/22/33.........................    209,000     167,257
       Citigroup, Inc.
        Senior Notes
        6.50% due 08/19/13.........................    492,000     492,537
       Citigroup, Inc.
        Sub. Notes
        8.40% due 04/30/18(4)(8)...................    456,000     387,153
       JP Morgan Chase & Co.
        Sub. Notes
        4.89% due 09/01/15(4)......................    317,000     317,487
       JP Morgan Chase & Co.
        Senior Notes
        5.38% due 01/15/14.........................    410,000     416,782
       JP Morgan Chase & Co.
        Senior Notes
        6.00% due 01/15/18.........................    270,000     261,463
       Lehman Brothers Holdings Capital Trust VII
        Notes
        5.86% due 05/31/12(4)(8)(14)...............    148,000      77,330
       Lehman Brothers Holdings, Inc.
        Sub. Notes
        7.50% due 05/11/38(14).....................    681,000     603,085
       Lehman Brothers Holdings, Inc.
        Senior Notes
        8.80% due 03/01/15(14).....................    616,000     643,287
       Merrill Lynch & Co., Inc.
        Senior Notes
        6.05% due 08/15/12.........................    316,000     302,910
       Morgan Stanley
        Senior Notes
        5.38% due 10/15/15.........................    276,000     247,689
       Morgan Stanley
        Notes
        5.45% due 01/09/17.........................    198,000     172,472
       Morgan Stanley
        Senior Notes
        5.75% due 10/18/16.........................    291,000     261,048
       Morgan Stanley
        Senior Notes
        6.00% due 04/28/15.........................    210,000     193,428
       Schwab Capital Trust I
        Company Guar. Bonds
        7.50% due 11/15/37(4)......................     85,000      73,216
       The Bear Stearns Cos., Inc.
        Notes
        4.50% due 10/28/10.........................    248,000     247,418
       The Bear Stearns Cos., Inc.
        Senior Notes
        5.70% due 11/15/14.........................    442,000     431,368
       The Goldman Sachs Group, Inc.
        Senior Notes
        6.75% due 10/01/37.........................    734,000     645,812
                                                                ----------
                                                                 6,317,712
                                                                ----------
     Finance - Mortgage Loan/Banker -- 0.2%
       Countrywide Financial Corp.
        Sub. Notes
        6.25% due 05/15/16.........................    391,000     318,663
                                                                ----------

                                                   Principal  Market Value
                Security Description                Amount      (Note 2)

     ---------------------------------------------------------------------
     Finance - Other Services -- 0.1%
       TIAA Global Markets, Inc.
        Notes
        5.13% due 10/10/12*....................... $  235,000  $  238,577
                                                               ----------
     Food - Misc. -- 0.6%
       Kraft Foods, Inc.
        Senior Bonds
        5.63% due 11/01/11........................    220,000     223,421
       Kraft Foods, Inc.
        Senior Notes
        6.50% due 08/11/17........................    280,000     283,195
       Kraft Foods, Inc.
        Senior Notes
        6.88% due 01/26/39........................    361,000     353,418
       McCormick & Co., Inc.
        Notes
        5.25% due 09/01/13........................    410,000     408,855
                                                               ----------
                                                                1,268,889
                                                               ----------
     Funeral Services & Related Items -- 0.1%
       Service Corp. International
        Senior Notes
        6.75% due 04/01/16........................    255,000     234,600
                                                               ----------
     Gambling (Non-Hotel) -- 0.0%
       Downstream Development Authority
        Senior Notes
        12.00% due 10/15/15*......................     50,000      40,875
                                                               ----------
     Home Furnishings -- 0.0%
       Simmons Co.
        Company Guar. Notes
        7.88% due 01/15/14........................     25,000      19,875
       Simmons Co.
        Senior Notes
        10.00% due 12/15/14(9)....................     58,000      36,540
                                                               ----------
                                                                   56,415
                                                               ----------
     Hotel/Motels -- 0.1%
       Starwood Hotels & Resorts Worldwide, Inc.
        Notes
        6.75% due 05/15/18........................    170,000     154,081
                                                               ----------
     Independent Power Producers -- 0.1%
       NRG Energy, Inc.
        Company Guar. Notes
        7.38% due 02/01/16........................    215,000     212,313
                                                               ----------
     Insurance Brokers -- 0.1%
       Marsh & McLennan Cos., Inc.
        Senior Notes
        5.15% due 09/15/10........................    145,000     145,040
       Marsh & McLennan Cos., Inc.
        Senior Notes
        7.13% due 06/15/09........................     75,000      76,347
       USI Holdings Corp.
        Senior Sub. Notes
        9.75% due 05/15/15*.......................     40,000      31,900
                                                               ----------
                                                                  253,287
                                                               ----------
     Insurance - Life/Health -- 0.6%
       Americo Life, Inc.
        Notes
        7.88% due 05/01/13*.......................    109,000     110,429
       Lincoln National Corp.
        Senior Notes
        5.65% due 08/27/12........................    308,000     307,811

AIG Retirement Company II Core Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                    Principal  Market Value
                 Security Description                Amount      (Note 2)
    -----------------------------------------------------------------------
    CORPORATE BONDS & NOTES (continued)
    Insurance - Life/Health (continued)
      Monumental Global Funding II
       Notes
       5.65% due 07/14/11*......................... $  120,000  $  123,105
      Pricoa Global Funding I
       Notes
       5.30% due 09/27/13*.........................    470,000     464,695
      Prudential Financial, Inc.
       Jr. Sub. Bonds
       8.88% due 06/15/38(4).......................    310,000     290,957
                                                                ----------
                                                                 1,296,997
                                                                ----------
    Insurance - Multi-line -- 0.3%
      MetLife, Inc.
       Senior Notes
       6.82% due 08/15/18..........................    347,000     347,899
      Xl Capital, Ltd.
       Senior Notes
       5.25% due 09/15/14..........................    297,000     268,705
                                                                ----------
                                                                   616,604
                                                                ----------
    Insurance - Mutual -- 0.1%
      Liberty Mutual Group, Inc.
       Company Guar. Bonds
       10.75% due 06/15/58*(4).....................    225,000     204,750
                                                                ----------
    Insurance - Property/Casualty -- 0.2%
      ACE INA Holdings, Inc.
       Company Guar. Notes
       5.60% due 05/15/15..........................    336,000     316,082
      Chubb Corp.
       Senior Notes
       6.50% due 05/15/38..........................    179,000     169,549
                                                                ----------
                                                                   485,631
                                                                ----------
    Insurance - Reinsurance -- 0.4%
      Berkshire Hathaway Finance Corp.
       Company Guar. Notes
       5.00% due 08/15/13*.........................    380,000     384,563
      PartnerRe Finance A LLC
       Company Guar. Notes
       6.88% due 06/01/18..........................    410,000     397,551
                                                                ----------
                                                                   782,114
                                                                ----------
    Investment Management/Advisor Services -- 0.1%
      Ameriprise Financial, Inc.
       Senior Notes
       5.35% due 11/15/10..........................    267,000     265,384
                                                                ----------
    Medical Products -- 0.8%
      Baxter International, Inc.
       Senior Notes
       5.90% due 09/01/16..........................    500,000     517,362
      Johnson & Johnson
       Senior Notes
       5.85% due 07/15/38..........................    464,000     475,885
      LVB Aquisition Holding LLC
       Senior Notes
       10.38% due 10/15/17.........................    175,000     183,750
      LVB Acquisition Holding LLC
       Company Guar. Notes
       11.63% due 10/15/17.........................    220,000     231,275
      Universal Hospital Services, Inc.
       Senior Sec. Bonds
       8.50% due 06/01/15..........................    250,000     248,750
                                                                ----------
                                                                 1,657,022
                                                                ----------

                                                    Principal  Market Value
                 Security Description                Amount      (Note 2)

     ----------------------------------------------------------------------
     Medical - Drugs -- 0.7%
       American Home Products Corp.
        Notes
        6.95% due 03/15/11......................... $  100,000  $  106,186
       GlaxoSmithKline Capital, Inc.
        Company Guar. Notes
        6.38% due 05/15/38.........................    222,000     222,119
       Schering-Plough Corp.
        Senior Notes
        6.55% due 09/15/37.........................    408,000     389,297
       Wyeth
        Bonds
        5.50% due 02/01/14.........................    693,000     707,057
                                                                ----------
                                                                 1,424,659
                                                                ----------
     Medical - HMO -- 0.5%
       Humana, Inc.
        Bonds
        8.15% due 06/15/38.........................    290,000     289,283
       UnitedHealth Group, Inc.
        Senior Notes
        5.25% due 03/15/11.........................    195,000     194,352
       UnitedHealth Group, Inc.
        Senior Notes
        6.88% due 02/15/38.........................    216,000     198,380
       WellPoint, Inc.
        Notes
        5.00% due 01/15/11.........................    117,000     116,483
       WellPoint, Inc.
        Senior Notes
        5.95% due 12/15/34.........................    340,000     292,971
                                                                ----------
                                                                 1,091,469
                                                                ----------
     Medical - Hospitals -- 0.5%
       Community Health Systems, Inc.
        Senior Notes
        8.88% due 07/15/15.........................    120,000     121,200
       HCA, Inc.
        Senior Notes
        6.25% due 02/15/13.........................    225,000     194,625
       HCA, Inc.
        Senior Notes
        9.13% due 11/15/14.........................     50,000      51,375
       HCA, Inc.
        Senior Notes
        9.25% due 11/15/16.........................    500,000     514,375
       IASIS Healthcare LLC / IASIS Capital Corp.
        Company Guar. Notes
        8.75% due 06/15/14.........................    250,000     250,625
                                                                ----------
                                                                 1,132,200
                                                                ----------
     Medical - Wholesale Drug Distribution -- 0.1%
       Cardinal Health, Inc.
        Senior Notes
        5.50% due 06/15/13.........................    280,000     276,271
                                                                ----------
     Metal Processors & Fabrication -- 0.1%
       Timken Co. Notes
        5.75% due 02/15/10.........................    133,000     132,537
                                                                ----------
     Metal - Aluminum -- 0.2%
       Alcoa, Inc.
        Notes
        6.00% due 01/15/12.........................    246,000     248,497
       Alcoa, Inc.
        Bonds
        6.50% due 06/15/18.........................    224,000     220,636
                                                                ----------
                                                                   469,133
                                                                ----------

AIG Retirement Company II Core Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                      Principal Market Value
                  Security Description                 Amount     (Note 2)
    ------------------------------------------------------------------------
    CORPORATE BONDS & NOTES (continued)
    Metal - Diversified -- 0.1%
      Freeport-McMoRan Copper & Gold, Inc.
       Senior Notes
       8.38% due 04/01/17............................ $ 115,000  $  121,900
                                                                 ----------
    Mining -- 0.0%
      Noranda Aluminum Acquisition Corp.
       Company Guar. Notes
       6.83% due 05/15/15(4).........................   105,000      89,775
                                                                 ----------
    Multimedia -- 0.9%
      COX Enterprises, Inc.
       Notes
       7.88% due 09/15/10*...........................   397,000     418,813
      News America, Inc.
       Company Guar. Bonds
       7.30% due 04/30/28............................   570,000     585,781
      Time Warner Cos., Inc.
       Company Guar. Notes
       7.25% due 10/15/17............................   393,000     393,889
      Time Warner Entertainment Co. LP
       Senior Notes
       8.38% due 07/15/33............................   444,000     475,975
                                                                 ----------
                                                                  1,874,458
                                                                 ----------
    Non-Hazardous Waste Disposal -- 0.2%
      Republic Services, Inc.
       Notes
       6.09% due 03/15/35............................    75,000      61,395
      Waste Management, Inc.
       Company Guar. Notes
       6.38% due 11/15/12............................   312,000     313,156
                                                                 ----------
                                                                    374,551
                                                                 ----------
    Office Automation & Equipment -- 0.3%
      IKON Office Solutions, Inc.
       Senior Notes
       7.75% due 09/15/15............................    60,000      64,650
      Pitney Bowes, Inc.
       Notes
       5.25% due 01/15/37............................   510,000     488,712
      Xerox Corp.
       Senior Notes
       6.35% due 05/15/18............................   165,000     159,610
                                                                 ----------
                                                                    712,972
                                                                 ----------
    Oil Companies - Exploration & Production -- 1.0%
      Chesapeake Energy Corp.
       Senior Notes
       7.25% due 12/15/18............................   100,000      97,500
      Chesapeake Energy Corp.
       Company Guar. Notes
       7.50% due 09/15/13............................   665,000     671,650
      Devon Financing Corp. ULC
       Company Guar. Notes
       6.88% due 09/30/11............................   550,000     584,293
      Hilcorp Energy I LP
       Senior Notes
       7.75% due 11/01/15*...........................   200,000     181,000
      Sabine Pass LNG LP
       Senior Sec. Notes
       7.50% due 11/30/16............................   515,000     450,625
      XTO Energy, Inc.
       Senior Notes
       6.50% due 12/15/18............................   170,000     169,503
                                                                 ----------
                                                                  2,154,571
                                                                 ----------

                                                 Principal Market Value
                 Security Description             Amount     (Note 2)

        ---------------------------------------------------------------
        Oil Companies - Integrated -- 0.4%
          Hess Corp.
           Notes
           7.13% due 03/15/33................... $ 195,000   $208,093
          Hess Corp.
           Bonds
           7.88% due 10/01/29...................   265,000    297,599
          Phillips Petroleum Co.
           Debentures
           7.00% due 03/30/29...................   293,000    321,104
                                                             --------
                                                              826,796
                                                             --------
        Oil Field Machinery & Equipment -- 0.1%
          Cameron International Corp.
           Senior Notes
           7.00% due 07/15/38...................   193,000    188,941
                                                             --------
        Oil Refining & Marketing -- 0.3%
          The Premcor Refining Group, Inc.
           Company Guar. Notes
           6.75% due 05/01/14...................   396,000    405,429
          Valero Energy Corp.
           Senior Notes
           6.63% due 06/15/37...................   133,000    117,352
                                                             --------
                                                              522,781
                                                             --------
        Oil - Field Services -- 0.0%
          Allis-Chalmers Energy, Inc.
           Company Guar. Notes
           9.00% due 01/15/14...................    20,000     19,100
                                                             --------
        Paper & Related Products -- 0.1%
          Bowater, Inc.
           Notes
           6.50% due 06/15/13...................   110,000     61,050
          Georgia-Pacific LLC
           Company Guar. Notes
           7.00% due 01/15/15*..................    90,000     83,925
          Georgia-Pacific LLC
           Company Guar. Notes
           7.13% due 01/15/17*..................    20,000     18,550
                                                             --------
                                                              163,525
                                                             --------
        Physicians Practice Management -- 0.1%
          US Oncology, Inc.
           Senior Sub. Notes
           10.75% due 08/15/14..................   115,000    115,288
                                                             --------
        Pipelines -- 1.2%
          CenterPoint Energy Resources Corp.
           Notes
           7.75% due 02/15/11...................   670,000    699,037
          Copano Energy LLC
           Senior Notes
           7.75% due 06/01/18*..................    50,000     46,500
          Copano Energy LLC
           Company Guar. Notes
           8.13% due 03/01/16...................   545,000    528,650
          Duke Energy Field Services LLC
           Notes
           6.88% due 02/01/11...................    80,000     82,404
          Dynegy-Roseton Danskammer
           Pass Through Certs., Series B
           7.67% due 11/08/16...................   140,000    137,025
          Panhandle Eastern Pipeline Co.
           Senior Notes
           6.20% due 11/01/17...................   371,000    348,419

AIG Retirement Company II Core Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                   Principal Market Value
                 Security Description               Amount     (Note 2)
      -------------------------------------------------------------------
      CORPORATE BONDS & NOTES (continued)
      Pipelines (continued)
        Williams Cos., Inc.
         Senior Notes
         7.88% due 09/01/21....................... $ 540,000  $  567,000
                                                              ----------
                                                               2,409,035
                                                              ----------
      Publishing - Periodicals -- 0.0%
        Dex Media West LLC/Dex Media Finance Co.
         Senior Notes
         8.50% due 08/15/10.......................     9,000       8,640
        R. H. Donnelley, Inc.
         Company Guar. Bonds
         11.75% due 05/15/15*.....................     8,000       5,880
        The Reader's Digest Association, Inc.
         Company Guar. Notes
         9.00% due 02/15/17*......................   120,000      72,000
                                                              ----------
                                                                  86,520
                                                              ----------
      Real Estate Investment Trusts -- 0.2%
        Health Care Property Investors, Inc.
         Senior Notes
         5.65% due 12/15/13.......................   220,000     199,283
        PPF Funding, Inc.
         Bonds
         5.35% due 04/15/12*......................   185,000     181,721
        Reckson Operating Partnership LP
         Senior Notes
         6.00% due 03/31/16.......................    47,000      40,100
                                                              ----------
                                                                 421,104
                                                              ----------
      Recycling -- 0.0%
        Aleris International, Inc.
         Company Guar. Notes
         9.00% due 12/15/14.......................   100,000      78,000
                                                              ----------
      Rental Auto/Equipment -- 0.1%
        ERAC USA Finance Co.
         Company Guar. Notes
         7.00% due 10/15/37*......................   138,000     105,257
        United Rentals North America, Inc.
         Senior Sub. Notes
         7.75% due 11/15/13.......................    90,000      71,100
                                                              ----------
                                                                 176,357
                                                              ----------
      Research & Development -- 0.1%
        Alion Science and Technology Corp.
         Company Guar. Notes
         10.25% due 02/01/15......................   155,000     106,175
                                                              ----------
      Retail - Discount -- 0.2%
        Wal - Mart Stores, Inc.
         Senior Notes
         6.20% due 04/15/38.......................   333,000     329,410
                                                              ----------
      Retail - Drug Store -- 0.1%
        CVS Caremark Corp.
         Senior Notes
         6.13% due 08/15/16.......................   215,000     214,764
        CVS Pass - Through Trust
         Pass Through Certs.
         6.04% due 12/10/28*......................     7,695       7,104
                                                              ----------
                                                                 221,868
                                                              ----------
      Retail - Restaurants -- 0.1%
        NPC International, Inc.
         Company Guar. Notes
         9.50% due 05/01/14.......................   209,000     178,695
                                                              ----------

                                                            Principal Market Value
                  Security Description                       Amount     (Note 2)

----------------------------------------------------------------------------------
Savings & Loans/Thrifts -- 0.3%
  Independence Community Bank Corp.
   Sub. Notes
   4.86% due 06/20/13(4)................................... $ 81,000   $   61,135
  Sovereign Bancorp, Inc.
   Senior Notes
   4.80% due 09/01/10......................................  280,000      249,405
  Washington Mutual Preferred Funding III
   Jr. Sub. Bonds
   6.90% due 06/15/12*(4)(8)(14)...........................  400,000      108,000
  Western Financial Bank
   Debentures
   9.63% due 05/15/12......................................  266,000      273,919
                                                                       ----------
                                                                          692,459
                                                                       ----------
Special Purpose Entities -- 1.1%
  BAE Systems Holdings, Inc.
   Notes
   5.20% due 08/15/15*.....................................  156,000      148,781
  CCM Merger, Inc.
   Notes
   8.00% due 08/01/13*.....................................  200,000      161,000
  Chukchansi Economic Development Authority
   Senior Notes
   8.00% due 11/15/13*.....................................   95,000       78,138
  Goldman Sachs Capital III
   Company Guar. Notes
   3.45% due 09/01/12(4)(8)................................  648,000      393,459
  Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft
   Notes Co.
   Company Guar. Notes
   8.88% due 04/01/15......................................   10,000        9,975
  Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft
   Notes Co.
   Company Guar. Notes
   9.75% due 04/01/17......................................  109,000      106,820
  Hexion US Finance Corp.
   Company Guar. Notes
   9.75% due 11/15/14......................................   70,000       58,275
  John Hancock Global Funding II
   Notes
   7.90% due 07/02/10*.....................................  188,000      200,614
  KAR Holdings, Inc.
   Company Guar. Notes
   6.80% due 05/01/14(4)...................................  150,000      124,500
  Norbord Delaware GP I
   Company Guar. Notes
   6.45% due 02/15/17*.....................................  127,000      102,235
  Principal Life Global Funding I
   Sec. Notes
   5.25% due 01/15/13*.....................................  739,000      734,299
  Snoqualmie Entertainment Authority
   Notes
   9.13% due 02/01/15*.....................................  120,000       87,900
                                                                       ----------
                                                                        2,205,996
                                                                       ----------
Steel - Producers -- 0.6%
  International Steel Group, Inc.
   Senior Notes
   6.50% due 04/15/14......................................  370,000      375,139
  Reliance Steel & Aluminum Co.
   Company Guar. Notes
   6.85% due 11/15/36......................................  690,000      648,314
  Ryerson, Inc.
   Senior Sec. Notes
   10.18% due 11/01/14*(4).................................  125,000      119,375

AIG Retirement Company II Core Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                Principal Market Value
                 Security Description            Amount     (Note 2)
         -------------------------------------------------------------
         CORPORATE BONDS & NOTES (continued)
         Steel - Producers (continued)
           United States Steel Corp.
            Senior Notes
            7.00% due 02/01/18................. $ 167,000  $  163,506
                                                           ----------
                                                            1,306,334
                                                           ----------
         Telecom Services -- 0.8%
           Bellsouth Telecommunications, Inc.
            Debentures
            7.00% due 12/01/95.................   614,000     579,364
           Fairpoint Communications, Inc.
            Senior Notes
            13.13% due 04/01/18*...............    75,000      74,250
           PAETEC Holding Corp.
            Company Guar. Notes
            9.50% due 07/15/15.................   210,000     170,100
           Qwest Corp.
            Senior Notes
            6.50% due 06/01/17.................   200,000     169,000
           Qwest Corp.
            Senior Notes
            7.50% due 10/01/14.................   135,000     125,212
           Verizon Global Funding Corp.
            Senior Notes
            6.88% due 06/15/12.................   550,000     585,030
                                                           ----------
                                                            1,702,956
                                                           ----------
         Telephone - Integrated -- 1.1%
           AT&T Corp.
            Senior Notes
            7.30% due 11/15/11.................   640,000     683,476
           BellSouth Corp.
            Senior Notes
            6.00% due 10/15/11.................   725,000     750,435
           Cincinnati Bell, Inc.
            Company Guar. Notes
            7.00% due 02/15/15.................    14,000      12,880
           Pacific Bell Telephone Co.
            Company Guar. Notes
            7.13% due 03/15/26.................   450,000     461,669
           Verizon New York, Inc.
            Notes
            6.88% due 04/01/12.................   380,000     393,962
                                                           ----------
                                                            2,302,422
                                                           ----------
         Television -- 0.1%
           Belo Corp.
            Senior Notes
            6.75% due 05/30/13.................    80,000      74,379
           Paxson Communications Corp.
            Senior Sec. Notes
            9.04% due 01/15/13*(4)(15).........   302,429     190,152
           Young Broadcasting, Inc.
            Company Guar. Notes
            10.00% due 03/01/11................   105,000      37,800
                                                           ----------
                                                              302,331
                                                           ----------
         Transactional Software -- 0.0%
           Open Solutions, Inc.
            Senior Sub. Notes
            9.75% due 02/01/15*................   120,000      85,200
                                                           ----------
         Transport - Air Freight -- 0.3%
           Atlas Air, Inc.
            Pass Through Certs.
            Series 1991-1, Class A-1
            7.20% due 01/02/19.................   273,421     232,408

                                                 Principal Market Value
                 Security Description             Amount     (Note 2)

        ---------------------------------------------------------------
        Transport - Air Freight (continued)
          Atlas Air, Inc.
           Pass Through Certs.
           Series 1991-1, Class B
           7.63% due 01/02/15................... $ 211,305 $   221,871
          Atlas Air, Inc.
           Pass Through Certs.
           Series 2000-1, Class A
           8.71% due 01/02/19...................   239,023     218,108
                                                           -----------
                                                               672,387
                                                           -----------
        Transport - Rail -- 0.2%
          CSX Corp.
           Senior Notes
           6.25% due 04/01/15...................   205,000     200,865
          CSX Corp.
           Senior Notes
           6.25% due 03/15/18...................   293,000     276,727
                                                           -----------
                                                               477,592
                                                           -----------
        Transport - Services -- 0.2%
          PHI, Inc.
           Company Guar. Notes
           7.13% due 04/15/13...................   275,000     258,844
          Ryder System, Inc.
           Senior Notes
           7.20% due 09/01/15...................    82,000      83,077
                                                           -----------
                                                               341,921
                                                           -----------
        Travel Services -- 0.1%
          Travelport LLC
           Company Guar. Notes
           7.44% due 09/01/14(4)................   184,000     144,900
                                                           -----------
        Total Corporate Bonds & Notes
           (cost $73,331,317)...................            70,105,798
                                                           -----------
        FOREIGN CORPORATE BONDS & NOTES -- 6.4%
        Banks - Commercial -- 0.7%
          Banco Continental de Panama SA
           Notes
           6.63% due 12/01/10*..................    48,000      48,960
          Barclays Bank PLC
           Sub. Notes
           5.93% due 12/15/16*(4)(8)............   390,000     308,710
          Barclays Bank PLC
           Sub. Notes
           6.05% due 12/04/17*..................   342,000     322,694
          Caisse Nationale des Caisses
           d'Epargne et de Prevoyance
           Notes
           4.37% due 12/30/09(4)(8).............   132,000      80,520
          Credit Agricole SA
           Jr. Sub. Notes
           6.64% due 05/31/17*(4)(8)............   350,000     279,246
          HBOS PLC
           Sub. Notes
           5.92% due 10/01/15*(4)(8)............   205,000     132,698
          Landsbanki Islands HF
           Jr. Sub. Notes
           7.43% due 10/19/17*(4)(8)............   285,000     171,527
          NIB Capital Bank
           Bonds
           5.82% due 12/11/13*(4)(8)............   393,000     204,619
                                                           -----------
                                                             1,548,974
                                                           -----------

AIG Retirement Company II Core Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                    Principal Market Value
                  Security Description               Amount     (Note 2)
      --------------------------------------------------------------------
      FOREIGN CORPORATE BONDS & NOTES (continued)
      Banks - Money Center -- 0.1%
        Mizuho Financial Group Cayman, Ltd.
         Bank Guar. Bonds
         8.38% due 04/27/09(8)..................... $ 165,000  $ 164,888
                                                               ---------
      Beverages - Wine/Spirits -- 0.3%
        Diageo Finance BV
         Company Guar. Notes
         3.88% due 04/01/11........................   685,000    680,309
                                                               ---------
      Brewery -- 0.3%
        FBG Finance, Ltd.
         Senior Notes
         5.13% due 06/15/15*.......................   270,000    253,194
        SABMiller PLC
         Senior Notes
         6.50% due 07/15/18*.......................   322,000    321,738
                                                               ---------
                                                                 574,932
                                                               ---------
      Broadcast Services/Program -- 0.1%
        Grupo Televisa SA
         Senior Notes
         6.00% due 05/15/18........................   137,000    133,997
        Grupo Televisa SA
         Senior Notes
         6.63% due 03/18/25........................   176,000    170,959
                                                               ---------
                                                                 304,956
                                                               ---------
      Cellular Telecom -- 0.4%
        America Movil SAB de CV
         Company Guar. Bonds
         5.63% due 11/15/17........................   350,000    339,254
        Vodafone Airtouch PLC
         Senior Notes
         7.75% due 02/15/10........................   195,000    204,022
        Vodafone Group PLC
         Senior Notes
         5.38% due 01/30/15........................   320,000    310,067
                                                               ---------
                                                                 853,343
                                                               ---------
      Containers - Metal/Glass -- 0.2%
        Rexam PLC
         Bonds
         6.75% due 06/01/13*.......................   254,000    252,097
        Vitro SAB de CV
         Senior Notes
         11.75% due 11/01/13.......................   200,000    186,500
                                                               ---------
                                                                 438,597
                                                               ---------
      Cruise Lines -- 0.1%
        Royal Caribbean Cruises, Ltd.
         Senior Notes
         7.00% due 06/15/13........................   300,000    268,500
                                                               ---------
      Diversified Manufacturing Operations -- 0.2%
        Bombardier, Inc.
         Senior Notes
         8.00% due 11/15/14*.......................   160,000    164,800
        Tyco International Group SA
         Company Guar. Notes
         6.00% due 11/15/13........................   160,000    159,055
                                                               ---------
                                                                 323,855
                                                               ---------
      Diversified Operations -- 0.1%
        Hutchison Whampoa Finance, Ltd.
         Company Guar. Notes
         7.50% due 08/01/27*.......................   280,000    286,013
                                                               ---------

                                                      Principal Market Value
                  Security Description                 Amount     (Note 2)

    ------------------------------------------------------------------------
    Electric - Generation -- 0.1%
      Abu Dhabi National Energy Co.
       Senior Notes
       7.25% due 08/01/18*........................... $ 221,000  $ 225,427
                                                                 ---------
    Electric - Integrated -- 0.2%
      Empresa Nacional de Electricidad SA
       Bonds
       7.33% due 02/01/37............................   210,000    217,607
      TransAlta Corp.
       Senior Notes
       6.65% due 05/15/18............................   137,000    135,407
                                                                 ---------
                                                                   353,014
                                                                 ---------
    Electronic Components - Misc. -- 0.1%
      NXP BV/NXP Funding LLC
       Company Guar. Notes
       9.50% due 10/15/15............................   169,000    114,498
                                                                 ---------
    Food - Meat Products -- 0.0%
      JBS SA
       Company Guar. Notes
       9.38% due 02/07/11............................   100,000    100,000
                                                                 ---------
    Food - Retail -- 0.2%
      Delhaize Group SA
       Notes
       6.50% due 06/15/17............................   359,000    361,099
                                                                 ---------
    Insurance - Multi-line -- 0.0%
      Aegon NV
       Sub. Bonds
       4.63% due 07/15/14(4)(8)......................   189,000    103,950
                                                                 ---------
    Insurance - Property/Casualty -- 0.1%
      Xl Capital (Europe) PLC
       Company Guar. Notes
       6.50% due 01/15/12............................   170,000    161,375
                                                                 ---------
    Investment Companies -- 0.1%
      Xstrata Finance Canada, Ltd.
       Notes
       6.90% due 11/15/37*...........................   223,000    199,570
                                                                 ---------
    Medical - Drugs -- 0.4%
      Angiotech Pharmaceuticals, Inc.
       Company Guar. Notes
       6.43% due 12/01/13(4).........................    60,000     53,100
      Angiotech Pharmaceuticals, Inc.
       Company Guar. Notes
       7.75% due 04/01/14............................   260,000    189,800
      AstraZeneca PLC
       Senior Notes
       5.90% due 09/15/17............................   315,000    327,182
      Elan Finance PLC
       Company Guar. Bonds
       7.75% due 11/15/11............................   345,000    319,125
                                                                 ---------
                                                                   889,207
                                                                 ---------
    Multimedia -- 0.2%
      Thomson Reuters Corp.
       Company Guar. Notes
       5.95% due 07/15/13............................   322,000    326,414
                                                                 ---------
    Oil Companies - Exploration & Production -- 0.1%
      OPTI Canada, Inc.
       Senior Notes
       7.88% due 12/15/14............................   190,000    187,862

AIG Retirement Company II Core Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                         Principal Market Value
                 Security Description                     Amount     (Note 2)
 ------------------------------------------------------------------------------
 FOREIGN CORPORATE BONDS & NOTES (continued)
 Oil Companies - Exploration & Production (continued)
   OPTI Canada, Inc.
    Senior Notes
    8.25% due 12/15/14.................................. $ 10,000   $    9,988
                                                                    ----------
                                                                       197,850
                                                                    ----------
 Paper & Related Products -- 0.1%
   Abitibi - Consolidated, Inc.
    Notes
    8.55% due 08/01/10..................................  220,000      123,475
                                                                    ----------
 Pipelines -- 0.1%
   Enbridge, Inc.
    Senior Notes
    5.80% due 06/15/14..................................  157,000      156,497
                                                                    ----------
 Printing - Commercial -- 0.0%
   Quebecor World Capital Corp.
    Senior Notes
    8.75% due 03/15/16+*(10)(11)........................  165,000       73,013
                                                                    ----------
 Property Trust -- 0.1%
   Westfield Capital Corp., Ltd./ WT Finance Australia
    Property, Ltd.
    Company Guar. Notes
    4.38% due 11/15/10*.................................  205,000      201,967
                                                                    ----------
 Real Estate Operations & Development -- 0.1%
   Brascan Corp.
    Notes
    8.13% due 12/15/08..................................  166,000      167,533
                                                                    ----------
 Satellite Telecom -- 0.1%
   Intelsat Subsidiary Holding Co., Ltd.
    Senior Notes
    8.50% due 01/15/13*.................................  260,000      257,400
   Intelsat Subsidiary Holding Co., Ltd.
    Senior Notes
    8.88% due 01/15/15*.................................   15,000       14,831
                                                                    ----------
                                                                       272,231
                                                                    ----------
 Special Purpose Entities -- 0.7%
   Aries Vermoegensverwaltungs GmbH
    Bonds
    9.60% due 10/25/14..................................  500,000      641,000
   HKCG Finance, Ltd.
    Company Guar. Notes
    6.25% due 08/07/18*.................................  187,000      187,720
   Hybrid Capital Funding I LP
    Sub. Notes
    8.00% due 06/30/11(8)...............................  260,000      174,200
   SMFG Preferred Capital, Ltd.
    Bonds
    6.08% due 01/25/17*(4)(8)...........................  272,000      221,405
   SovRisc BV
    Notes
    4.63% due 10/31/08*.................................  174,000      174,653
                                                                    ----------
                                                                     1,398,978
                                                                    ----------
 Telecom Services -- 0.0%
   TELUS Corp.
    Notes
    8.00% due 06/01/11..................................   45,000       48,173
                                                                    ----------
 Telecommunication Equipment -- 0.0%
   Nortel Networks, Ltd.
    Company Guar. Notes
    10.75% due 07/15/16*................................  100,000       92,500
                                                                    ----------

                                                   Principal  Market Value
                Security Description                Amount      (Note 2)

     ---------------------------------------------------------------------
     Telephone - Integrated -- 0.6%
       Deutsche Telekom International Finance BV
        Company Guar. Bonds
        6.75% due 08/20/18........................ $  360,000 $   359,882
       Telecom Italia Capital SA
        Company Guar. Notes
        4.95% due 09/30/14........................    375,000     339,823
       Telecom Italia Capital SA
        Company Guar. Bonds
        6.20% due 07/18/11........................    500,000     510,979
                                                              -----------
                                                                1,210,684
                                                              -----------
     Transport - Marine -- 0.2%
       DP World, Ltd.
        Bonds
        6.85% due 07/02/37*.......................    495,000     418,117
                                                              -----------
     Transport - Rail -- 0.1%
       Canadian National Railway Co.
        Notes
        6.38% due 10/15/11........................    180,000     189,843
                                                              -----------
     Water -- 0.2%
       Veolia Environnement
        Notes
        6.75% due 06/01/38........................    330,000     330,371
                                                              -----------
     Wireless Equipment -- 0.1%
       Rogers Communications, Inc.
        Company Guar. Notes
        6.80% due 08/15/18........................    205,000     207,886
                                                              -----------
     Total Foreign Corporate Bonds & Notes
        (cost $14,216,323)........................             13,368,039
                                                              -----------
     FOREIGN GOVERNMENT AGENCIES -- 1.7%
     Sovereign -- 1.7%
       Federal Republic of Brazil
        Notes
        8.00% due 01/15/18........................    750,000     837,000
       Federal Republic of Brazil
        Bonds
        10.50% due 07/14/14.......................     70,000      88,200
       Province of Quebec
        Bonds
        7.50% due 09/15/29........................    224,000     284,423
       Republic of Argentina
        Bonds
        3.13% due 08/03/12(4)(12).................    250,000      99,500
       Republic of Argentina
        Bonds
        8.28% due 12/31/33........................    121,153      90,138
       Republic of Turkey
        Notes
        9.00% due 06/30/11........................     65,000      70,850
       Republic of Turkey
        Senior Bonds
        11.88% due 01/15/30.......................  1,200,000   1,813,500
       Republic of Venezuela
        Notes
        8.50% due 10/08/14........................     35,000      32,550
       Russian Federation
        Bonds
        7.50% due 03/31/30*(16)...................    100,468     111,896
       Russian Federation
        Notes
        8.25% due 03/31/10........................    208,903     215,790

AIG Retirement Company II Core Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                 Principal  Market Value
                 Security Description             Amount      (Note 2)
        ----------------------------------------------------------------
        FOREIGN GOVERNMENT AGENCIES (continued)
        Sovereign (continued)
          United Mexican States
           Notes
           6.75% due 09/27/34................... $    2,000 $     2,150
                                                            -----------
        Total Foreign Government Agencies
           (cost $3,597,650)....................              3,645,997
                                                            -----------
        U.S. GOVERNMENT AGENCIES -- 35.3%
        Federal Home Loan Bank -- 0.2%
          4.50% due 09/08/08....................    440,000     440,125
                                                            -----------
        Federal Home Loan Mtg. Corp. -- 24.0%
          4.50% due 11/01/18....................    458,694     451,903
          4.50% due 02/01/19....................    492,076     483,406
          4.50% due 01/15/34....................  2,750,000   2,582,468
          5.00% due 03/01/19....................    204,692     204,091
          5.00% due 11/15/28....................    475,000     478,315
          5.00% due 09/15/31....................    610,000     604,187
          5.00% due 10/01/33....................     58,222      56,326
          5.00% due 06/01/34....................  1,146,678   1,107,533
          5.00% due 10/15/34....................  2,740,000   2,614,743
          5.00% due 12/01/34....................    390,453     377,123
          5.00% due 07/01/35....................    613,875     591,767
          5.00% due 08/01/35....................  1,314,954   1,267,599
          5.00% due 10/01/35....................  3,182,693   3,068,075
          5.00% due 11/01/35....................    819,350     789,843
          5.00% due 11/01/36....................    458,067     441,141
          5.00% due 01/01/37....................    587,126     565,431
          5.00% due 04/01/37....................  1,678,570   1,613,923
          5.00% due 11/01/37....................  1,742,657   1,675,542
          5.47% due 03/01/36(4).................    449,873     446,791
          5.50% due 11/01/18....................    244,259     248,392
          5.50% due 11/15/25....................  3,378,000   3,303,559
          5.50% due 06/15/31....................  1,106,000   1,116,681
          5.50% due 10/01/33....................    576,618     571,771
          5.50% due 07/01/34....................    378,820     375,872
          5.50% due 02/01/35....................    479,577     474,422
          5.50% due 07/01/35....................     17,107      16,923
          5.50% due 05/01/37....................  1,554,365   1,534,014
          5.50% due 06/01/37....................  1,803,899   1,780,281
          5.50% due 09/01/37....................  1,123,023   1,108,320
          5.50% due 10/01/37....................  8,277,463   8,169,089
          5.81% due 01/01/37(4).................    565,096     569,621
          5.81% due 01/01/37(4).................    504,449     511,921
          5.95% due 10/01/36(4).................  2,164,970   2,198,425
          6.00% due 07/01/35....................    440,157     444,848
          6.00% due 12/01/36....................    654,234     660,593
          6.00% due 08/01/37....................  3,664,478   3,697,806
          6.50% due 12/01/32....................    447,504     463,509
          6.50% due 02/01/36....................    191,186     196,829
          6.50% due 09/01/36....................      8,934       9,189
          6.50% due 05/01/37....................    830,555     854,031
          6.50% due 11/01/37....................  2,290,001   2,354,728
          7.00% due 11/01/16....................     28,398      29,819
          7.00% due 07/01/32....................     50,398      52,952
          7.50% due 12/01/30....................      6,021       6,498
          7.50% due 04/01/31....................     68,986      74,377
          8.00% due 02/01/30....................      5,167       5,590
          8.00% due 07/01/30....................      1,685       1,823
                                                            -----------
                                                             50,252,090
                                                            -----------
        Federal National Mtg. Assoc. -- 10.4%
          4.50% due 06/01/18....................    114,521     112,778
          4.67% due 10/01/35....................    341,651     344,833
          4.75% due 12/15/10....................    202,000     208,490
          5.00% due 09/01/18....................     39,030      39,147

                                                 Principal  Market Value
                 Security Description             Amount      (Note 2)

       -----------------------------------------------------------------
       Federal National Mtg. Assoc. (continued)
         5.00% due 10/01/18..................... $   38,827 $    38,944
         5.00% due 02/01/20.....................     64,376      64,489
         5.00% due 06/01/22.....................  2,052,949   2,036,231
         5.00% due 11/25/30.....................    600,000     595,286
         5.00% due 10/01/35.....................  2,245,311   2,165,854
         5.00% due 03/01/37.....................    396,025     381,061
         5.00% due 06/01/37.....................    134,659     129,571
         5.00% due 07/01/37.....................    839,227     807,516
         5.50% due 10/01/17.....................     78,855      80,312
         5.50% due 05/01/18.....................     80,941      82,361
         5.50% due 11/01/19.....................     78,543      79,921
         5.50% due 11/01/22.....................    625,570     631,524
         5.50% due 12/01/33.....................    499,198     495,782
         5.50% due 05/01/34.....................    204,381     202,983
         5.50% due 12/01/35.....................     85,244      84,461
         5.50% due 02/01/36(4)..................    373,541     380,631
         5.50% due 11/01/36.....................    697,381     689,994
         5.50% due 07/01/37.....................    586,911     580,202
         6.00% due 09/01/16.....................    118,855     122,352
         6.00% due 12/01/16.....................     28,388      29,223
         6.00% due 12/01/33.....................    463,857     470,830
         6.00% due 07/01/34.....................    424,347     430,530
         6.00% due 10/01/36.....................  2,857,074   2,888,861
         6.00% due 10/01/37.....................    912,122     921,934
         6.00% due 03/01/38.....................    481,959     487,321
         6.00% due 04/01/38.....................  2,214,279   2,237,877
         6.50% due 02/01/17.....................     50,746      52,785
         6.50% due 03/01/17.....................     56,714      58,993
         6.50% due 04/01/29.....................     60,478      62,792
         6.50% due 06/01/29.....................    115,061     119,464
         6.50% due 07/01/32.....................     59,040      61,226
         6.50% due 02/01/37.....................  1,333,313   1,373,082
         6.50% due 10/01/37.....................  2,015,838   2,075,537
         7.00% due 09/01/31.....................    134,644     141,915
                                                            -----------
                                                             21,767,093
                                                            -----------
       Government National Mtg. Assoc. -- 0.7%
         5.00% due 05/15/34.....................  1,427,301   1,398,573
         6.50% due 06/15/29.....................     18,716      19,403
         7.00% due 09/15/28.....................     19,167      20,410
                                                            -----------
                                                              1,438,386
                                                            -----------
       Total U.S. Government Agencies
          (cost $74,600,987)....................             73,897,694
                                                            -----------
       U.S. GOVERNMENT TREASURIES -- 9.1%
       United States Treasury Bonds -- 0.8%
         4.38% due 02/15/38.....................    284,000     281,981
         4.75% due 02/15/37.....................     41,000      43,088
         5.00% due 05/15/37.....................    558,000     609,746
         7.25% due 08/15/22.....................    497,000     648,508
                                                            -----------
                                                              1,583,323
                                                            -----------
       United States Treasury Notes -- 8.3%
         3.25% due 12/31/09.....................  2,630,000   2,666,573
         3.38% due 07/31/13.....................    694,000     703,488
         3.63% due 06/15/10.....................  3,000,000   3,074,064
         3.88% due 05/15/18.....................     99,000      99,580
         4.00% due 08/15/18.....................    185,000     187,818
         4.25% due 08/15/14.....................  2,650,000   2,800,305
         4.25% due 08/15/15.....................    123,000     129,909
         4.38% due 12/15/10.....................  1,650,000   1,721,930
         4.50% due 05/15/10.....................  2,300,000   2,388,587
         4.50% due 11/15/10.....................  2,000,000   2,091,406
         4.50% due 02/28/11.....................  1,000,000   1,048,984

AIG Retirement Company II Core Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                               Shares/
                                                              Principal  Market Value
                   Security Description                        Amount      (Note 2)
-------------------------------------------------------------------------------------
U.S. GOVERNMENT TREASURIES (continued)
United States Treasury Notes (continued)
  4.50% due 02/15/16........................................ $  411,000  $    438,775
                                                                         ------------
                                                                           17,351,419
                                                                         ------------
Total U.S. Government Treasuries
   (cost $18,578,432).......................................               18,934,742
                                                                         ------------
COMMON STOCK -- 0.0%
Independent Power Producers -- 0.0%
Mirant Corp.+
   (cost $0)................................................        186         5,502
                                                                         ------------
PREFERRED STOCK -- 0.8%
Banks - Commercial -- 0.2%
  CoBank ACB 11.00%.........................................      7,302       365,341
                                                                         ------------
Banks - Money Center -- 0.2%
  Santander Finance Preferred SA
   4.00%(4).................................................     23,200       321,320
                                                                         ------------
Banks - Super Regional -- 0.1%
  Wachovia Capital Trust IX
   6.38%....................................................     10,650       154,851
                                                                         ------------
Diversified Financial Services -- 0.1%
  General Electric Capital Corp.
   4.50%(9).................................................     12,000       279,000
                                                                         ------------
Special Purpose Entity -- 0.2%
  Structured Repackaged Asset - Backed Trust Securities
   3.00%(4).................................................     21,200       364,428
                                                                         ------------
U.S. Government Agencies -- 0.0%
  Federal Home Loan Mtg. Corp.
   8.38%(4).................................................      6,900        96,945
                                                                         ------------
Total Preferred Stock
   (cost $2,120,917)........................................                1,581,885
                                                                         ------------
Total Long-Term Investment Securities
   (cost $209,052,530)......................................              201,619,551
                                                                         ------------
REPURCHASE AGREEMENT -- 2.9%
  Agreement with State Street Bank & Trust Co., bearing
   interest at 1.58%, dated 08/29/08, to be repurchased
   09/02/08 in the amount of $5,982,050 and collateralized
   by Federal National Mtg. Assoc. Notes, bearing interest
   at 4.12%, due 05/06/13 and having an approximate
   value of $6,162,387
   (cost $5,981,000)........................................  5,981,000     5,981,000
                                                                         ------------
TOTAL INVESTMENTS
   (cost $215,033,530)(13)..................................       99.3%  207,600,551
Other assets less liabilities...............................        0.7     1,451,318
                                                             ----------  ------------
NET ASSETS --                                                     100.0% $209,051,869
                                                             ==========  ============

--------
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At August 31, 2008, the aggregate value of these securities was $13,702,288 representing 6.6% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
+  Non-income producing security
(1)Commercial Mortgaged Backed Security
(2)Collateralized Mortgage Obligation
(3)Variable Rate Security -- the rate reflected is as of August 31, 2008, maturity date reflects the stated maturity date.
(4)Floating rate security where the rate fluctuates. The rate moves up or down at each reset date. The rate reflected is as of August 31, 2008.
(5)Fair valued security; see Note 2
(6)Illiquid security
(7)To the extent permitted by the Statement of Additional Information, the Core Bond Fund may invest in restricted securities. The Fund has no right to demand registration of these securities. The securities are valued pursuant to Note 2. Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. As of August 31, 2008, the Core Bond Fund held the following restricted securities:

                                                                    Market   Value as a
                         Acquisition Principal Acquisition Market    Value      % of
         Name               Date      Amount      Cost     Value   Per Share Net Assets
------------------------ ----------- --------- ----------- ------- --------- ----------
ICO North America, Inc.
 7.50% due 08/15/09.....  08/11/05   $ 26,000    $26,000   $20,800  $80.00      0.01%
Southern Energy, Inc.
 7.90% due 07/15/09.....  01/10/06    150,000          0         0    0.00      0.00
                                                           -------              ----
                                                           $20,800              0.01%
                                                           =======              ====

(8)Perpetual maturity -- maturity date reflects the next call date.
(9)"Step-up" security where the rate increases ("steps-up") at a predetermined rate. Rate shown reflects the increased rate.
(10)Company has filed Chapter 11 bankruptcy protection.
(11)Bond in default
(12)The par value of this security is at a ratio of 50.00/100
(13)See Note 5 for cost of investments on a tax basis.
(14)Subsequent to August 31, 2008, the company has filed for Chapter 11 bankruptcy protection and is in default.
(15)PIK ("Payment-in-Kind") security. Bond or preferred stock that pays interest/dividends in the form of additional bonds or preferred stocks.
(16)"Step-up" security where the rate increases ("step-up") at a predetermined rate. Rate shown reflects the stated rate.
(17)Income may be received in cash or additional shares at the discretion of the issuer.

See Notes to Financial Statements

AIG Retirement Company II High Yield Bond Fund
PORTFOLIO PROFILE -- August 31, 2008 (Unaudited)
--------------------------------------------------------------------------------

Industry Allocation*

          Oil Companies -- Exploration & Production.............. 7.7%
          Special Purpose Entities............................... 5.1
          Repurchase Agreements.................................. 5.0
          Medical -- Hospitals................................... 4.7
          Pipelines.............................................. 3.6
          Finance -- Auto Loans.................................. 3.2
          Telephone -- Integrated................................ 3.2
          Cable TV............................................... 3.1
          Chemicals -- Specialty................................. 2.9
          Paper & Related Products............................... 2.7
          Satellite Telecom...................................... 2.6
          Electric -- Integrated................................. 2.3
          Electric -- Generation................................. 1.9
          Medical -- Drugs....................................... 1.8
          Medical Products....................................... 1.7
          Containers -- Metal/Glass.............................. 1.6
          Casino Hotels.......................................... 1.5
          Telecom Services....................................... 1.5
          Electronic Components -- Semiconductors................ 1.5
          Diversified Manufacturing Operations................... 1.4
          Transport -- Air Freight............................... 1.3
          Cellular Telecom....................................... 1.3
          Gambling (Non-Hotel)................................... 1.3
          Independent Power Producers............................ 1.3
          Casino Services........................................ 1.2
          Oil -- Field Services.................................. 1.2
          Television............................................. 1.2
          Auto -- Cars/Light Trucks.............................. 1.1
          Diversified Financial Services......................... 1.1
          Theaters............................................... 1.1
          Building & Construction Products -- Misc............... 1.0
          Publishing -- Periodicals.............................. 1.0
          Physicians Practice Management......................... 0.9
          Funeral Services & Related Items....................... 0.8
          Recycling.............................................. 0.8
          Medical -- HMO......................................... 0.8
          Hotels/Motels.......................................... 0.7
          Airlines............................................... 0.7
          Insurance Brokers...................................... 0.7
          Computer Services...................................... 0.7
          Office Automation & Equipment.......................... 0.7
          Mining................................................. 0.7
          Containers -- Paper/Plastic............................ 0.6
          Consumer Products -- Misc.............................. 0.6
          Non-Hazardous Waste Disposal........................... 0.6
          Direct Marketing....................................... 0.6
          Food -- Meat Products.................................. 0.6
          Metal -- Diversified................................... 0.6
          Broadcast Services/Program............................. 0.6
          Seismic Data Collection................................ 0.6
          Telecommunication Equipment............................ 0.6
          Agricultural Chemicals................................. 0.6
          Steel -- Producers..................................... 0.5
          Retail -- Petroleum Products........................... 0.5
          Storage/Warehousing.................................... 0.5
          Real Estate Investment Trusts.......................... 0.5
          Printing -- Commercial................................. 0.5
          Electric Products -- Misc.............................. 0.4
          Retail -- Drug Store................................... 0.4
          Energy -- Alternate Sources............................ 0.4
          Home Furnishings....................................... 0.4
          Building -- Residential/Commercial..................... 0.4
          Computers -- Memory Devices............................ 0.4
          Decision Support Software.............................. 0.3
          Electronics -- Military................................ 0.3
          Transport -- Services.................................. 0.3
          Electronic Components -- Misc.......................... 0.3
          Human Resources........................................ 0.3
          Research & Development................................. 0.3

         Rental Auto/Equipment..................................   0.3
         Medical Information Systems............................   0.3
         Beverages -- Non-alcoholic.............................   0.3
         Auto/Truck Parts & Equipment -- Original...............   0.3
         Medical -- Generic Drugs...............................   0.3
         Poultry................................................   0.3
         Retail -- Restaurants..................................   0.2
         Transactional Software.................................   0.2
         Medical -- Nursing Homes...............................   0.2
         Rubber -- Tires........................................   0.2
         Vitamins & Nutrition Products..........................   0.2
         Applications Software..................................   0.2
         Multimedia.............................................   0.2
         Transport -- Marine....................................   0.2
         Metal -- Aluminum......................................   0.2
         Travel Services........................................   0.2
         Building Products -- Wood..............................   0.1
         Specified Purpose Acquisitions.........................   0.1
         Leisure Products.......................................   0.1
         Retail -- Major Department Stores......................   0.1
         Food -- Misc...........................................   0.1
         Transport -- Rail......................................   0.1
         Computers -- Integrated Systems........................   0.1
         Steel -- Specialty.....................................   0.1
                                                                 -----
                                                                  97.9%
                                                                 =====

Credit Quality+#

                               A..........   0.7%
                               BBB........   1.2
                               BB.........  20.7
                               B..........  50.7
                               CCC........  22.1
                               CC.........   0.1
                               C..........   0.6
                               Not Rated@.   3.9
                                           -----
                                           100.0%
                                           =====

*  Calculated as a percentage of net assets.
@ Represent debt issues that either have no rating, or the rating is unavailable from the data source.
+  Source: Standard and Poors
# Calculated as percentage of total debt issues, excluding short-term securities.

AIG Retirement Company II High Yield Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008
--------------------------------------------------------------------------------



                                                    Principal  Market Value
                 Security Description                Amount      (Note 2)
    -----------------------------------------------------------------------
    CONVERTIBLE BONDS & NOTES -- 0.3%
    Drug Delivery Systems -- 0.0%
      Nektar Therapeutics
       Sub. Notes
       3.25% due 09/28/12.......................... $   75,000  $   51,844
                                                                ----------
    Electronic Components - Semiconductors -- 0.2%
      Spansion, Inc.
       Senior Sub. Notes
       2.25% due 06/15/16*.........................    790,000     350,562
                                                                ----------
    Telecom Services -- 0.1%
      ICO North America, Inc.
       Notes
       7.50% due 08/15/09(1)(2)(3)(18).............    260,000     208,000
                                                                ----------
    Total Convertible Bonds & Notes
       (cost $985,600).............................                610,406
                                                                ----------
    CORPORATE BONDS & NOTES -- 74.9%
    Agricultural Chemicals -- 0.6%
      Mosaic Global Holdings, Inc.
       Debentures
       7.38% due 08/01/18..........................    200,000     198,749
      Terra Capital, Inc.
       Company Guar. Notes
       7.00% due 02/01/17..........................    970,000     943,325
                                                                ----------
                                                                 1,142,074
                                                                ----------
    Airlines -- 0.7%
      American Airlines, Inc.
       Pass Through Certs.
       Series 2001-1, Class A-2
       6.82% due 05/23/11..........................  1,100,000     841,500
      Continental Airlines, Inc.
       Pass Through Certs.,
       Series 1991, Class A
       6.55% due 02/02/19..........................    484,228     435,805
      Delta Air Lines, Inc.
       Pass Through Certs.
       Series 2000-1, Class A-2
       7.57% due 11/18/10..........................    150,000     141,375
      United AirLines, Inc.
       Pass Through Certs.
       Series 2001-1, Class A-2
       6.20% due 09/01/08..........................     40,826      40,112
                                                                ----------
                                                                 1,458,792
                                                                ----------
    Applications Software -- 0.2%
      SS&C Technologies, Inc.
       Company Guar. Notes
       11.75% due 12/01/13.........................    450,000     474,750
                                                                ----------
    Auto - Cars/Light Trucks -- 1.1%
      Ford Motor Co.
       Senior Notes
       6.38% due 02/01/29..........................  1,555,000     676,425
      General Motors Corp.
       Senior Notes
       7.13% due 07/15/13..........................  1,632,000     881,280
      General Motors Corp.
       Notes
       7.20% due 01/15/11..........................  1,050,000     674,625
      General Motors Corp.
       Senior Notes
       8.25% due 07/15/23..........................    224,000     109,200
                                                                ----------
                                                                 2,341,530
                                                                ----------

                                                      Principal  Market Value
                 Security Description                  Amount      (Note 2)

  ---------------------------------------------------------------------------
  Auto/Truck Parts & Equipment - Original -- 0.3%
    Lear Corp.
     Senior Notes
     8.75% due 12/01/16.............................. $  750,000  $  564,375
                                                                  ----------
  Auto/Truck Parts & Equipment - Replacement -- 0.0%
    Exide Corp.
     Notes
     10.00% due 03/15/25+(1)(3)......................    300,000           0
                                                                  ----------
  Beverages - Non - alcoholic -- 0.1%
    Cott Beverages USA, Inc.
     Company Guar. Notes
     8.00% due 12/15/11..............................    254,000     213,360
                                                                  ----------
  Broadcast Services/Program -- 0.6%
    Fisher Communications, Inc.
     Senior Notes
     8.63% due 09/15/14..............................    656,000     667,480
    Nexstar Broadcasting, Inc.
     Senior Sub. Notes
     7.00% due 01/15/14..............................    500,000     410,000
    Nexstar Finance, Inc.
     Senior Notes
     11.38% due 04/01/13(4)..........................    111,857     100,671
                                                                  ----------
                                                                   1,178,151
                                                                  ----------
  Building & Construction Products - Misc. -- 1.0%
    Associated Materials, Inc.
     Senior Sub. Notes
     9.75% due 04/15/12..............................    625,000     623,437
    Interline Brands, Inc.
     Senior Sub. Notes
     8.13% due 06/15/14..............................  1,050,000   1,005,375
    NTK Holdings, Inc.
     Senior Notes
     10.75% due 03/01/14(4)..........................  1,100,000     462,000
                                                                  ----------
                                                                   2,090,812
                                                                  ----------
  Building Products - Wood -- 0.1%
    Masonite Corp.
     Company Guar. Notes
     11.00% due 04/06/15.............................    765,000     286,875
                                                                  ----------
  Cable TV -- 3.1%
    CCH I Holdings LLC/CCH I Holdings Capital Corp.
     Senior Notes
     11.00% due 10/01/15.............................  1,928,000   1,470,100
    CCH II LLC/CCH II Capital Corp.
     Company Guar. Notes
     10.25% due 09/15/10.............................  2,405,000   2,308,800
    CCH II LLC/CCH II Capital Corp.
     Company Guar. Notes,
     Series B
     10.25% due 09/15/10.............................    795,000     759,225
    CCO Holdings LLC/CCO Holdings Capital Corp.
     Senior Notes
     8.75% due 11/15/13..............................    602,000     567,385
    Charter Communications Operating LLC
     Senior Notes
     10.88% due 09/15/14*............................    259,000     271,950
    CSC Holdings, Inc.
     Senior Notes
     7.63% due 04/01/11..............................    560,000     562,800
    DirecTV Holdings LLC/DirecTV Financing Co.
     Senior Notes
     7.63% due 05/15/16*.............................    540,000     538,650
                                                                  ----------
                                                                   6,478,910
                                                                  ----------

AIG Retirement Company II High Yield Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                  Principal  Market Value
                 Security Description              Amount      (Note 2)
       ------------------------------------------------------------------
       CORPORATE BONDS & NOTES (continued)
       Casino Hotels -- 1.5%
         Eldorado Casino Corp. (Shreveport)
          Sec. Bonds
          10.00% due 08/01/12(3)(5).............. $  429,222  $  413,126
         Eldorado Resorts LLC
          Senior Notes
          9.00% due 04/15/14(1)(3)...............    475,000     475,000
         MGM Mirage, Inc.
          Senior Notes
          5.88% due 02/27/14.....................  1,530,000   1,224,000
         Turning Stone Resort Casino Enterprise
          Senior Notes
          9.13% due 09/15/14*....................  1,100,000   1,058,750
                                                              ----------
                                                               3,170,876
                                                              ----------
       Casino Services -- 0.4%
         Indianapolis Downs LLC & Capital Corp.
          Sec. Notes
          11.00% due 11/01/12*...................    875,000     695,625
                                                              ----------
       Cellular Telecom -- 0.8%
         Centennial Communications Corp.
          Senior Notes
          8.54% due 01/01/13(6)..................    401,000     398,995
         Centennial Communications Corp.
          Senior Notes
          10.00% due 01/01/13....................    384,000     399,360
         Centennial Communications Corp.
          Senior Notes
          10.13% due 06/15/13....................     76,000      79,230
         Rural Cellular Corp.
          Senior Sub. Notes
          5.68% due 06/01/13(6)..................    575,000     586,500
         Rural Cellular Corp.
          Senior Notes
          8.55% due 11/01/12(6)..................    210,000     214,200
                                                              ----------
                                                               1,678,285
                                                              ----------
       Chemicals - Specialty -- 2.9%
         Huntsman International LLC
          Senior Sub. Notes
          7.38% due 01/01/15.....................    995,000     910,425
         Huntsman International LLC
          Company Guar. Notes
          7.88% due 11/15/14.....................  1,560,000   1,450,800
         Johnsondiversey Holdings, Inc.
          Company Guar. Notes
          9.63% due 05/15/12.....................    580,000     590,150
         Momentive Performance Materials, Inc.
          Senior Sub. Notes
          11.50% due 12/01/16....................  2,660,000   2,074,800
         Tronox Worldwide LLC
          Company Guar. Notes
          9.50% due 12/01/12.....................  1,925,000     933,625
                                                              ----------
                                                               5,959,800
                                                              ----------
       Computer Services -- 0.7%
         Compucom Systems, Inc.
          Senior Sub. Notes
          12.50% due 10/01/15*...................  1,080,000     993,600
         Sungard Data Systems, Inc.
          Company Guar. Notes
          9.13% due 08/15/13.....................    415,000     421,225
                                                              ----------
                                                               1,414,825
                                                              ----------

                                                    Principal  Market Value
                Security Description                 Amount      (Note 2)

    -----------------------------------------------------------------------
    Computers - Integrated Systems -- 0.1%
      Activant Solutions, Inc.
       Company Guar. Notes
       9.50% due 05/01/16.......................... $  175,000  $  132,125
                                                                ----------
    Consumer Products - Misc. -- 0.6%
      American Achievement Corp.
       Company Guar. Notes
       8.25% due 04/01/12*.........................    407,000     397,842
      Prestige Brands, Inc.
       Senior Sub. Notes
       9.25% due 04/15/12..........................    200,000     201,000
      Visant Holding Corp.
       Senior Notes
       8.75% due 12/01/13..........................     85,000      80,963
      Visant Holding Corp.
       Senior Notes
       10.25% due 12/01/13(4)......................    640,000     624,000
                                                                ----------
                                                                 1,303,805
                                                                ----------
    Containers - Metal/Glass -- 0.9%
      Crown Cork & Seal Co., Inc.
       Debentures
       7.38% due 12/15/26..........................    275,000     236,500
      Crown Cork & Seal Co., Inc.
       Debentures
       8.00% due 04/15/23..........................    685,000     609,650
      Owens - Brockway Glass Container, Inc.
       Company Guar. Notes
       8.25% due 05/15/13..........................    985,000   1,014,550
                                                                ----------
                                                                 1,860,700
                                                                ----------
    Containers - Paper/Plastic -- 0.6%
      Jefferson Smurfit Corp.
       Company Guar. Notes
       8.25% due 10/01/12..........................    535,000     465,450
      Smurfit - Stone Container Enterprises, Inc.
       Senior Notes
       8.00% due 03/15/17..........................  1,065,000     852,000
                                                                ----------
                                                                 1,317,450
                                                                ----------
    Decision Support Software -- 0.3%
      Vangent, Inc.
       Senior Sub. Notes
       9.63% due 02/15/15..........................    825,000     701,250
                                                                ----------
    Direct Marketing -- 0.6%
      Affinity Group, Inc.
       Senior Sub. Notes
       9.00% due 02/15/12..........................    975,000     867,750
      Visant Corp.
       Company Guar. Notes
       7.63% due 10/01/12..........................    400,000     391,000
                                                                ----------
                                                                 1,258,750
                                                                ----------
    Diversified Manufacturing Operations -- 1.0%
      Harland Clarke Holdings Corp.
       Notes
       7.55% due 05/15/15(6).......................    400,000     278,000
      Harland Clarke Holdings Corp.
       Notes
       9.50% due 05/15/15..........................    850,000     667,250
      Indalex Holding Corp.
       Sec. Notes
       11.50% due 02/01/14.........................    375,000     214,687

AIG Retirement Company II High Yield Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                       Principal  Market Value
                 Security Description                   Amount      (Note 2)
  ----------------------------------------------------------------------------
  CORPORATE BONDS & NOTES (continued)
  Diversified Manufacturing Operations (continued)
    Sally Holdings LLC
     Company Guar. Notes
     10.50% due 11/15/16.............................. $  795,000  $  798,975
                                                                   ----------
                                                                    1,958,912
                                                                   ----------
  Electric - Generation -- 1.9%
    Edison Mission Energy
     Senior Notes
     7.20% due 05/15/19...............................    345,000     331,200
    Edison Mission Energy
     Senior Notes
     7.63% due 05/15/27...............................    605,000     546,012
    Edison Mission Energy
     Senior Notes
     7.75% due 06/15/16...............................    625,000     625,000
    Reliant Energy Mid - Atlantic Power Holdings LLC
     Pass Through Certs.
     Series B
     9.24% due 07/02/17...............................    106,100     114,588
    Reliant Energy Mid - Atlantic Power Holdings LLC
     Pass Through Certs.,
     Series C
     9.68% due 07/02/26...............................    450,000     495,000
    The AES Corp.
     Senior Notes
     7.75% due 10/15/15...............................     40,000      39,600
    The AES Corp.
     Senior Notes
     8.00% due 10/15/17...............................    580,000     571,300
    The AES Corp.
     Senior Notes
     8.00% due 06/01/20*..............................    400,000     383,000
    The AES Corp.
     Sec. Notes
     8.75% due 05/15/13*..............................    408,000     422,280
    The AES Corp.
     Senior Notes
     8.88% due 02/15/11...............................    425,000     442,000
                                                                   ----------
                                                                    3,969,980
                                                                   ----------
  Electric - Integrated -- 2.3%
    Energy Future Holdings Corp.
     Company Guar. Notes
     10.88% due 11/01/17*.............................    455,000     465,806
    Mirant Americas Generation LLC
     Senior Notes
     8.30% due 05/01/11...............................    750,000     765,000
    Mirant Americas Generation LLC
     Senior Notes
     8.50% due 10/01/21...............................    700,000     598,500
    Southern Energy, Inc.
     Notes
     7.90% due 07/15/09+(1)(2)(3).....................  1,225,000           0
    Texas Competitive Electric Holdings Co. LLC,
     Series A
     Senior Notes
     10.25% due 11/01/15*.............................  1,760,000   1,755,600
    Texas Competitive Electric Holdings Co. LLC,
     Series B
     Senior Notes
     10.25% due 11/01/15*.............................    335,000     334,163
    Texas Competitive Electric Holdings Co. LLC
     Senior Notes
     10.50% due 11/01/16*.............................    960,000     919,200
                                                                   ----------
                                                                    4,838,269
                                                                   ----------

                                                    Principal  Market Value
                 Security Description                Amount      (Note 2)

    -----------------------------------------------------------------------
    Electronic Components - Semiconductors -- 1.3%
      Advanced Micro Devices, Inc.
       Senior Notes
       7.75% due 11/01/12.......................... $  400,000  $  304,000
      Amkor Technology, Inc.
       Senior Notes
       7.75% due 05/15/13..........................    460,000     431,250
      Freescale Semiconductor, Inc.
       Company Guar. Notes
       9.13% due 12/15/14..........................    815,000     635,700
      Spansion LLC
       Senior Sec. Notes
       5.81% due 06/01/13*(6)......................  1,550,000   1,077,250
      Spansion LLC
       Senior Notes
       11.25% due 01/15/16*........................    400,000     250,000
                                                                ----------
                                                                 2,698,200
                                                                ----------
    Electronics - Military -- 0.3%
      L-3 Communications Corp.
       Company Guar. Notes
       6.13% due 07/15/13..........................    710,000     690,475
                                                                ----------
    Energy - Alternate Sources -- 0.4%
      VeraSun Energy Corp.
       Company Guar. Notes
       9.38% due 06/01/17..........................    210,000     122,850
      VeraSun Energy Corp.
       Sec. Notes
       9.88% due 12/15/12..........................    835,000     726,450
                                                                ----------
                                                                   849,300
                                                                ----------
    Finance - Auto Loans -- 3.2%
      Ford Motor Credit Co. LLC
       Senior Notes
       5.70% due 01/15/10..........................    513,000     447,605
      Ford Motor Credit Co. LLC
       Senior Notes
       7.38% due 10/28/09..........................  2,308,000   2,145,111
      Ford Motor Credit Co. LLC
       Notes
       7.88% due 06/15/10..........................    301,000     259,471
      GMAC LLC
       Senior Notes
       4.05% due 05/15/09(6).......................  1,000,000     879,987
      GMAC LLC
       Senior Notes
       6.00% due 12/15/11..........................  1,825,000   1,093,514
      GMAC LLC
       Senior Notes
       6.63% due 05/15/12..........................    400,000     233,597
      GMAC LLC
       Senior Bonds
       6.88% due 09/15/11..........................  2,335,000   1,448,961
      GMAC LLC
       Senior Bonds
       6.88% due 08/28/12..........................    295,000     173,060
                                                                ----------
                                                                 6,681,306
                                                                ----------
    Food - Meat Products -- 0.1%
      Smithfield Foods, Inc.
       Senior Notes
       7.00% due 08/01/11..........................     75,000      71,250
      Smithfield Foods, Inc.
       Senior Notes
       7.75% due 05/15/13..........................    200,000     186,000
                                                                ----------
                                                                   257,250
                                                                ----------

AIG Retirement Company II High Yield Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                 Principal  Market Value
                 Security Description             Amount      (Note 2)
       -----------------------------------------------------------------
       CORPORATE BONDS & NOTES (continued)
       Funeral Services & Related Items -- 0.8%
         Service Corp. International
          Senior Notes
          6.75% due 04/01/16.................... $  300,000  $  276,000
         Service Corp. International
          Senior Notes
          7.00% due 06/15/17....................    545,000     508,212
         Service Corp. International
          Senior Notes
          7.38% due 10/01/14....................    430,000     419,250
         Service Corp. International
          Debentures
          7.88% due 02/01/13....................    425,000     426,063
                                                             ----------
                                                              1,629,525
                                                             ----------
       Gambling (Non - Hotel) -- 0.9%
         Downstream Development Authority
          Senior Notes
          12.00% due 10/15/15*..................    775,000     633,562
         Greektown Holdings LLC
          Senior Notes
          10.75% due 12/01/13+*(7)(8)...........    930,000     702,150
         Waterford Gaming LLC
          Senior Notes
          8.63% due 09/15/14*...................    460,000     428,950
                                                             ----------
                                                              1,764,662
                                                             ----------
       Home Furnishings -- 0.4%
         Simmons Co.
          Company Guar. Notes
          7.88% due 01/15/14....................    460,000     365,700
         Simmons Co.
          Senior Disc. Notes
          10.00% due 12/15/14(4)................    672,000     423,360
                                                             ----------
                                                                789,060
                                                             ----------
       Hotels/Motels -- 0.7%
         Gaylord Entertainment Co.
          Company Guar. Notes
          6.75% due 11/15/14....................  1,130,000     985,925
         Gaylord Entertainment Co.
          Company Guar. Notes
          8.00% due 11/15/13....................    525,000     481,687
                                                             ----------
                                                              1,467,612
                                                             ----------
       Human Resources -- 0.3%
         Team Health, Inc.
          Company Guar. Notes
          11.25% due 12/01/13...................    589,000     614,033
                                                             ----------
       Independent Power Producers -- 1.2%
         NRG Energy, Inc.
          Company Guar. Notes
          7.38% due 02/01/16....................  1,740,000   1,718,250
         Orion Power Holdings, Inc.
          Senior Notes
          12.00% due 05/01/10...................    175,000     189,000
         Reliant Energy, Inc.
          Senior Notes
          7.88% due 12/31/17....................    650,000     627,250
                                                             ----------
                                                              2,534,500
                                                             ----------
       Insurance Brokers -- 0.7%
         USI Holdings Corp.
          Senior Notes
          6.68% due 11/15/14*(6)................    327,000     260,782

                                                    Principal  Market Value
                 Security Description                Amount      (Note 2)

     ----------------------------------------------------------------------
     Insurance Brokers (continued)
       USI Holdings Corp.
        Senior Sub. Notes
        9.75% due 05/15/15*........................ $1,450,000  $1,156,375
                                                                ----------
                                                                 1,417,157
                                                                ----------
     Medical Information Systems -- 0.3%
       Spheris, Inc.
        Senior Sub. Notes
        11.00% due 12/15/12........................  1,100,000     588,500
                                                                ----------
     Medical Products -- 1.7%
       LVB Acquisition Holding LLC
        Company Guar. Notes
        11.63% due 10/15/17........................    835,000     877,794
       LVB Aquisition Holding LLC
        Senior Notes
        10.38% due 10/15/17........................  1,095,000   1,149,750
       Universal Hospital Services, Inc.
        Senior Sec. Notes
        6.30% due 06/01/15(6)......................    395,000     367,350
       Universal Hospital Services, Inc.
        Senior Sec. Bonds
        8.50% due 06/01/15.........................  1,120,000   1,114,400
                                                                ----------
                                                                 3,509,294
                                                                ----------
     Medical - HMO -- 0.8%
       Multiplan, Inc.
        Senior Sub. Notes
        10.38% due 04/15/16*.......................  1,605,000   1,572,900
                                                                ----------
     Medical - Hospitals -- 4.0%
       Community Health Systems, Inc.
        Senior Notes
        8.88% due 07/15/15.........................  1,595,000   1,610,950
       HCA, Inc.
        Senior Notes
        6.25% due 02/15/13.........................    605,000     523,325
       HCA, Inc.
        Senior Notes
        8.75% due 09/01/10.........................    185,000     186,850
       HCA, Inc.
        Senior Notes
        9.13% due 11/15/14.........................    590,000     606,225
       HCA, Inc.
        Senior Notes
        9.25% due 11/15/16.........................  3,190,000   3,281,712
       HCA, Inc.
        Senior Notes
        9.63% due 11/15/16.........................    905,000     912,919
       IASIS Healthcare LLC / IASIS Capital Corp.
        Company Guar. Notes
        8.75% due 06/15/14.........................  1,055,000   1,057,638
                                                                ----------
                                                                 8,179,619
                                                                ----------
     Medical - Nursing Homes -- 0.2%
       Sun Healthcare Group, Inc.
        Senior Notes
        9.13% due 04/15/15.........................    505,000     505,000
                                                                ----------
     Metal - Aluminum -- 0.2%
       Noranda Aluminum Holding Corp.
        Senior Notes
        8.58% due 11/15/14(6)......................    425,000     337,875
                                                                ----------
     Metal - Diversified -- 0.6%
       Freeport - McMoRan Copper & Gold, Inc.
        Senior Notes
        8.25% due 04/01/15.........................    325,000     341,250

AIG Retirement Company II High Yield Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                     Principal  Market Value
                 Security Description                 Amount      (Note 2)
   -------------------------------------------------------------------------
   CORPORATE BONDS & NOTES (continued)
   Metal - Diversified (continued)
     Freeport - McMoRan Copper & Gold, Inc.
      Senior Notes
      8.38% due 04/01/17............................ $  805,000  $  853,300
                                                                 ----------
                                                                  1,194,550
                                                                 ----------
   Mining -- 0.7%
     Noranda Aluminum Acquisition Corp.
      Company Guar. Notes
      6.83% due 05/15/15(6).........................  1,615,000   1,380,825
                                                                 ----------
   Multimedia -- 0.1%
     Haights Cross Operating Co.
      Senior Notes
      11.75% due 08/15/11...........................    175,000     162,750
                                                                 ----------
   Non - Ferrous Metals -- 0.0%
     Renco Metals, Inc.
      Bonds
      11.50% due 07/01/03+(1)(3)(9)(11).............    210,000           0
                                                                 ----------
   Non - Hazardous Waste Disposal -- 0.6%
     Allied Waste North America, Inc.
      Company Guar. Notes
      6.88% due 06/01/17............................  1,235,000   1,216,475
     Waste Services, Inc.
      Senior Sub. Notes
      9.50% due 04/15/14............................     75,000      75,750
                                                                 ----------
                                                                  1,292,225
                                                                 ----------
   Office Automation & Equipment -- 0.7%
     IKON Office Solutions, Inc.
      Senior Notes
      7.75% due 09/15/15............................  1,310,000   1,411,525
                                                                 ----------
   Oil Companies - Exploration & Production -- 5.5%
     Atlas Energy Resources LLC
      Senior Notes
      10.75% due 02/01/18*..........................    725,000     730,437
     Belden & Blake Corp.
      Company Guar. Sec. Notes
      8.75% due 07/15/12............................    135,000     137,363
     Brigham Exploration Co.
      Company Guar. Notes
      9.63% due 05/01/14............................    700,000     652,750
     Chaparral Energy, Inc.
      Company Guar. Notes
      8.50% due 12/01/15............................    995,000     865,650
     Chesapeake Energy Corp.
      Senior Notes
      6.63% due 01/15/16............................  1,625,000   1,523,437
     Chesapeake Energy Corp.
      Senior Notes
      7.25% due 12/15/18............................    650,000     633,750
     Dune Energy, Inc.
      Senior Sec. Notes
      10.50% due 06/01/12...........................    300,000     258,000
     Encore Acquisition Co.
      Senior Sub. Notes
      6.00% due 07/15/15............................    630,000     549,675
     Encore Acquisition Co.
      Senior Sub. Notes
      6.25% due 04/15/14............................    175,000     156,625
     Energy Partners, Ltd.
      Senior Notes
      9.75% due 04/15/14............................    785,000     696,688
     Exco Resources, Inc.
      Company Guar. Notes
      7.25% due 01/15/11............................    645,000     638,550

                                                       Principal  Market Value
                 Security Description                   Amount      (Note 2)

 -----------------------------------------------------------------------------
 Oil Companies - Exploration & Production (continued)
   Hilcorp Energy I LP
    Senior Notes
    7.75% due 11/01/15*............................... $  830,000 $   751,150
   Hilcorp Energy I LP/Hilcorp Finance Co.
    Senior Notes
    9.00% due 06/01/16*...............................    100,000      97,500
   Linn Energy LLC
    Senior Notes
    9.88% due 07/01/18*...............................    600,000     588,000
   Quicksilver Resources, Inc.
    Company Guar. Notes
    7.13% due 04/01/16................................    200,000     174,000
   Quicksilver Resources, Inc.
    Senior Notes
    7.75% due 08/01/15................................    850,000     822,375
   Sabine Pass LNG LP
    Company Guar. Senior Notes
    7.25% due 11/30/13................................    200,000     177,000
   Sabine Pass LNG LP
    Senior Sec. Notes
    7.50% due 11/30/16................................  1,920,000   1,680,000
   Transmeridian Exploration, Inc.
    Company Guar. Notes
    12.00% due 12/15/10...............................    300,000     189,000
                                                                  -----------
                                                                   11,321,950
                                                                  -----------
 Oil - Field Services -- 0.8%
   Allis - Chalmers Energy, Inc.
    Company Guar. Notes
    9.00% due 01/15/14................................    575,000     549,125
   Helix Energy Solutions Group, Inc.
    Senior Notes
    9.50% due 01/15/16*...............................    625,000     621,875
   Key Energy Services, Inc.
    Senior Notes
    8.38% due 12/01/14*...............................    300,000     302,250
   Oslo Seismic Services, Inc.
    1st Mtg. Bonds
    8.28% due 06/01/11................................    135,860     139,833
                                                                  -----------
                                                                    1,613,083
                                                                  -----------
 Paper & Related Products -- 1.2%
   Bowater, Inc.
    Notes
    6.50% due 06/15/13................................    545,000     302,475
   Caraustar Industries, Inc.
    Notes
    7.38% due 06/01/09................................    535,000     454,750
   Georgia - Pacific LLC
    Company Guar. Notes
    7.00% due 01/15/15*...............................    163,000     151,998
   Georgia - Pacific LLC
    Company Guar. Notes
    7.13% due 01/15/17*...............................    205,000     190,137
   International Paper Co.
    Notes
    7.95% due 06/15/18................................    298,000     302,780
   NewPage Corp.
    Senior Notes
    9.05% due 05/01/12(6).............................    203,000     190,312
   NewPage Corp.
    Sec. Notes
    10.00% due 05/01/12...............................    505,000     489,850
   NewPage Corp.
    Senior Sub. Notes
    12.00% due 05/01/13...............................    597,000     558,195
                                                                  -----------
                                                                    2,640,497
                                                                  -----------

AIG Retirement Company II High Yield Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                   Principal  Market Value
                 Security Description               Amount      (Note 2)
      --------------------------------------------------------------------
      CORPORATE BONDS & NOTES (continued)
      Physicians Practice Management -- 0.9%
        US Oncology, Inc.
         Senior Sub. Notes
         10.75% due 08/15/14...................... $1,765,000  $1,769,412
                                                               ----------
      Pipelines -- 3.6%
        Atlas Pipeline Partners LP
         Company Guar. Notes
         8.13% due 12/15/15.......................    330,000     315,150
        Atlas Pipeline Partners LP
         Senior Notes
         8.75% due 06/15/18*......................  1,500,000   1,462,500
        Copano Energy LLC
         Company Guar. Notes
         8.13% due 03/01/16.......................  1,025,000     994,250
        Dynegy Holdings, Inc.
         Senior Notes
         8.75% due 02/15/12.......................    655,000     661,550
        Dynegy - Roseton Danskammer
         Pass Through Certs., Series B
         7.67% due 11/08/16.......................  1,340,000   1,311,525
        El Paso Corp.
         Senior Sub. Notes
         6.88% due 06/15/14.......................    725,000     717,750
        MarkWest Energy Partners LP
         Senior Notes
         6.88% due 11/01/14.......................    550,000     517,000
        MarkWest Energy Partners LP
         Company Guar. Notes
         8.50% due 07/15/16.......................    280,000     280,000
        MarkWest Energy Partners LP
         Senior Notes
         8.75% due 04/15/18*......................    375,000     373,125
        NGC Corp. Capital Trust
         Company Guar. Bonds
         8.32% due 06/01/27.......................    970,000     792,975
                                                               ----------
                                                                7,425,825
                                                               ----------
      Poultry -- 0.3%
        Pilgrim's Pride Corp.
         Senior Sub. Notes
         8.38% due 05/01/17.......................    659,000     533,790
                                                               ----------
      Printing - Commercial -- 0.2%
        Valassis Communications, Inc.
         Senior Notes
         8.25% due 03/01/15.......................    530,000     441,225
                                                               ----------
      Publishing - Periodicals -- 1.0%
        Dex Media West LLC/Dex Media Finance Co.
         Senior Notes
         8.50% due 08/15/10.......................     33,000      31,680
        Idearc, Inc.
         Company Guar. Notes
         8.00% due 11/15/16.......................  1,620,000     733,050
        R.H. Donnelley Corp.
         Senior Notes
         8.88% due 10/15/17.......................     15,000       7,725
        R.H. Donnelley, Inc.
         Company Guar. Notes
         11.75% due 05/15/15*.....................    602,000     442,470
        Reader's Digest Association, Inc.
         Company Guar. Notes
         9.00% due 02/15/17.......................  1,355,000     813,000
                                                               ----------
                                                                2,027,925
                                                               ----------

                                                  Principal  Market Value
                 Security Description              Amount      (Note 2)

       ------------------------------------------------------------------
       Real Estate Investment Trusts -- 0.5%
         Omega Healthcare Investors, Inc.
          Senior Notes
          7.00% due 04/01/14..................... $1,080,000  $1,034,100
                                                              ----------
       Recycling -- 0.8%
         Aleris International, Inc.
          Company Guar. Notes
          9.00% due 12/15/14.....................  2,040,000   1,591,200
                                                              ----------
       Rental Auto/Equipment -- 0.3%
         Rental Service Corp.
          Notes
          9.50% due 12/01/14.....................    750,000     600,000
                                                              ----------
       Research & Development -- 0.3%
         Alion Science and Technology Corp.
          Company Guar. Notes
          10.25% due 02/01/15....................    880,000     602,800
                                                              ----------
       Retail - Drug Store -- 0.4%
         Rite Aid Corp.
          Senior Notes
          9.50% due 06/15/17.....................  1,330,000     857,850
                                                              ----------
       Retail - Major Department Stores -- 0.1%
         Saks, Inc.
          Company Guar. Notes
          9.88% due 10/01/11.....................    200,000     200,500
                                                              ----------
       Retail - Music Store -- 0.0%
         MTS, Inc.
          Senior Notes
          10.00% due 03/15/09+(1)(2)(3)(5)(7)(8).     16,572         829
                                                              ----------
       Retail - Petroleum Products -- 0.5%
         Ferrellgas LP
          Senior Notes
          6.75% due 05/01/14.....................    326,000     283,620
         Ferrellgas Partners LP
          Senior Notes
          6.75% due 05/01/14*....................    425,000     369,750
         Inergy LP
          Senior Notes
          8.25% due 03/01/16*....................    500,000     470,000
                                                              ----------
                                                               1,123,370
                                                              ----------
       Retail - Restaurants -- 0.2%
         NPC International, Inc.
          Company Guar. Notes
          9.50% due 05/01/14.....................    600,000     513,000
                                                              ----------
       Rubber - Tires -- 0.2%
         Cooper Standard Automotive, Inc.
          Company Guar. Notes
          8.38% due 12/15/14.....................    720,000     489,600
                                                              ----------
       Rubber/Plastic Products -- 0.0%
         Venture Holdings Co. LLC
          Company Guar. Notes
          11.00% due 06/01/07+(1)(3)(9)(11)......     50,000           5
                                                              ----------
       Seismic Data Collection -- 0.6%
         Seitel, Inc.
          Senior Notes
          9.75% due 02/15/14.....................  1,315,000   1,167,063
                                                              ----------
       Soap & Cleaning Preparation -- 0.0%
         Johnsondiversey Holdings, Inc.
          Notes
          10.67% due 05/15/13(4).................     50,000      50,250
                                                              ----------

AIG Retirement Company II High Yield Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                            Principal  Market Value
                  Security Description                       Amount      (Note 2)
-----------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Special Purpose Entities -- 4.8%
  AAC Group Holding Corp.
   Senior Notes
   10.25% due 10/01/12*(4)................................. $  600,000  $  570,000
  AMR HoldCo, Inc./EmCare HoldCo, Inc.
   Senior Sub. Notes
   10.00% due 02/15/15.....................................    175,000     183,313
  Axcan Intermediate Holdings, Inc.
   Senior Notes
   9.25% due 03/01/15*.....................................    825,000     825,000
  Axcan Intermediate Holdings, Inc.
   Senior Notes
   12.75% due 03/01/16*....................................    350,000     357,467
  Buffalo Thunder Development Authority
   Senior Notes
   9.38% due 12/15/14*.....................................    995,000     557,200
  CCM Merger, Inc.
   Notes
   8.00% due 08/01/13*.....................................    830,000     668,150
  Chukchansi Economic Development Authority
   Senior Notes
   8.00% due 11/15/13*.....................................  1,285,000   1,056,912
  FireKeepers Development Authority
   Senior Notes
   13.88% due 05/15/15*....................................    850,000     784,125
  Fox Acquisition Sub LLC
   Senior Notes
   13.38% due 07/15/16*....................................    700,000     700,000
  Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft
   Notes Co.
   Company Guar. Notes
   9.75% due 04/01/17......................................    648,000     635,040
  Hexion US Finance Corp.
   Company Guar. Notes
   9.75% due 11/15/14......................................    690,000     574,425
  KAR Holdings, Inc.
   Company Guar. Notes
   6.80% due 05/01/14(6)...................................    300,000     249,000
  KAR Holdings, Inc.
   Senior Notes
   8.75% due 05/01/14......................................  1,010,000     892,587
  Local TV Finance LLC
   Senior Notes
   9.25% due 06/15/15*.....................................    435,000     321,900
  MedCath Holdings Corp.
   Senior Notes
   9.88% due 07/15/12......................................    135,000     140,400
  MXEnergy Holdings, Inc.
   Senior Notes
   10.63% due 08/01/11(6)..................................    450,000     333,000
  Snoqualmie Entertainment Authority
   Senior Sec. Notes
   6.88% due 02/01/14*(6)..................................    400,000     293,000
  Snoqualmie Entertainment Authority
   Notes
   9.13% due 02/01/15*.....................................    820,000     600,650
  Southern Star Central Corp.
   Senior Notes
   6.75% due 03/01/16......................................    225,000     209,813
                                                                        ----------
                                                                         9,951,982
                                                                        ----------
Specified Purpose Acquisitions -- 0.1%
  ESI Tractebel Acquisition Corp.
   Company Guar. Bonds
   7.99% due 12/30/11......................................    265,000     269,638
                                                                        ----------

                                                   Principal  Market Value
                 Security Description               Amount      (Note 2)

      --------------------------------------------------------------------
      Steel - Producers -- 0.5%
        Ryerson, Inc.
         Senior Sec. Notes
         12.00% due 11/01/15*..................... $1,157,000  $1,133,860
                                                               ----------
      Steel - Specialty -- 0.1%
        Allegheny Technologies, Inc.
         Notes
         8.38% due 12/15/11.......................    100,000     106,469
                                                               ----------
      Storage/Warehousing -- 0.5%
        Mobile Mini, Inc.
         Notes
         6.88% due 05/01/15.......................    535,000     456,088
        Mobile Services Group, Inc.
         Company Guar. Notes
         9.75% due 08/01/14.......................    660,000     627,000
                                                               ----------
                                                                1,083,088
                                                               ----------
      Telecom Services -- 1.0%
        Cincinnati Bell Telephone Co. LLC
         Company Guar. Notes
         7.18% due 12/15/23.......................     50,000      40,625
        Cincinnati Bell Telephone Co. LLC
         Company Guar. Notes
         7.20% due 11/29/23.......................    275,000     223,437
        Fairpoint Communications, Inc.
         Senior Notes
         13.13% due 04/01/18*.....................    830,000     821,700
        PAETEC Holding Corp.
         Company Guar. Notes
         9.50% due 07/15/15.......................  1,240,000   1,004,400
        Qwest Corp.
         Senior Notes
         7.50% due 10/01/14.......................    125,000     115,938
                                                               ----------
                                                                2,206,100
                                                               ----------
      Telephone - Integrated -- 3.2%
        Cincinnati Bell, Inc.
         Company Guar. Notes
         7.00% due 02/15/15.......................    164,000     150,880
        Cincinnati Bell, Inc.
         Senior Notes
         7.25% due 06/15/23.......................     50,000      42,625
        Cincinnati Bell, Inc.
         Company Guar. Notes
         8.38% due 01/15/14.......................    625,000     591,406
        Qwest Communications International, Inc.
         Company Guar. Notes, Series B
         7.50% due 02/15/14.......................  1,065,000     969,150
        Qwest Communications International, Inc.
         Company Guar. Notes
         7.50% due 02/15/14.......................    133,000     121,030
        Sprint Capital Corp.
         Company Guar. Bonds
         6.38% due 05/01/09.......................    650,000     654,875
        Sprint Capital Corp.
         Company Guar. Notes
         6.90% due 05/01/19.......................  1,325,000   1,228,938
        Sprint Capital Corp.
         Company Guar. Bonds
         8.38% due 03/15/12.......................  1,100,000   1,108,250
        Sprint Capital Corp.
         Company Guar. Bonds
         8.75% due 03/15/32.......................  1,800,000   1,750,500
                                                               ----------
                                                                6,617,654
                                                               ----------

AIG Retirement Company II High Yield Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                               Principal  Market Value
                 Security Description           Amount      (Note 2)
          ------------------------------------------------------------
          CORPORATE BONDS & NOTES (continued)
          Television -- 1.2%
            Allbritton Communications Co.
             Senior Sub. Notes
             7.75% due 12/15/12............... $   10,000  $    8,950
            Bonten Media Acquisition Co.
             Company Guar. Notes
             9.00% due 06/01/15*..............    125,000      91,250
            LIN Television Corp.
             Senior Sub. Notes
             6.50% due 05/15/13...............    540,000     442,800
            Paxson Communications Corp.
             Senior Sec. Notes
             9.04% due 01/15/13*(5)(6)........  2,409,183   1,514,774
            Young Broadcasting, Inc.
             Senior Sub. Notes
             8.75% due 01/15/14...............    385,000     126,087
            Young Broadcasting, Inc.
             Company Guar. Notes
             10.00% due 03/01/11..............    570,000     205,200
                                                           ----------
                                                            2,389,061
                                                           ----------
          Theaters -- 1.1%
            AMC Entertainment, Inc.
             Senior Sub. Notes
             8.00% due 03/01/14...............    993,000     896,182
            AMC Entertainment, Inc.
             Senior Sub Notes
             11.00% due 02/01/16..............    327,000     331,905
            Cinemark, Inc.
             Senior Notes
             9.75% due 03/15/14(4)............    975,000     940,875
                                                           ----------
                                                            2,168,962
                                                           ----------
          Transactional Software -- 0.2%
            Open Solutions, Inc.
             Senior Sub. Notes
             9.75% due 02/01/15*..............    715,000     507,650
                                                           ----------
          Transport - Air Freight -- 1.3%
            Atlas Air, Inc.
             Pass Through Certs.
             Series 1991-1, Class A-2
             6.88% due 01/02/11...............    336,337     302,704
            Atlas Air, Inc.
             Pass Through Certs.
             Series 1991-1, Class A-1
             7.20% due 01/02/19...............    363,307     308,811
            Atlas Air, Inc.
             Pass Through Certs.
             Series 1998-1, Class A
             7.38% due 01/02/18...............     53,192      46,410
            Atlas Air, Inc.
             Pass Through Certs.
             Series 1991-1, Class B
             7.63% due 01/02/15...............    862,020     905,121
            Atlas Air, Inc.
             Pass Through Certs.
             Series 2000-1, Class A
             8.71% due 01/02/19...............    991,071     904,353
            Atlas Air, Inc.
             Pass Through Certs.
             Series 1991-1, Class C
             8.77% due 01/02/11...............     87,400      80,626
            Atlas Air, Inc.
             Pass Through Certs.
             Series 2000-1, Class B
             9.06% due 07/02/17...............    197,175     220,836
                                                           ----------
                                                            2,768,861
                                                           ----------

                                                   Principal  Market Value
                 Security Description               Amount      (Note 2)

     ---------------------------------------------------------------------
     Transport - Services -- 0.3%
       Bristow Group, Inc.
        Senior Notes
        7.50% due 09/15/17........................ $  475,000 $    456,000
       PHI, Inc.
        Company Guar. Notes
        7.13% due 04/15/13........................    230,000      216,488
                                                              ------------
                                                                   672,488
                                                              ------------
     Travel Services -- 0.2%
       Travelport LLC
        Company Guar. Notes
        11.88% due 09/01/16.......................    416,000      313,040
                                                              ------------
     Vitamins & Nutrition Products -- 0.2%
       General Nutrition Centers, Inc.
        Company Guar. Notes
        7.20% due 03/15/14(6).....................    560,000      486,500
                                                              ------------
     Total Corporate Bonds & Notes
        (cost $172,534,522).......................             154,698,051
                                                              ------------
     FOREIGN CORPORATE BONDS & NOTES -- 10.4%
     Building Products - Doors & Windows -- 0.0%
       Masonite International Corp.
        Company Guar. Notes
        11.00% due 04/06/15.......................     80,000       30,000
                                                              ------------
     Computers - Memory Devices -- 0.4%
       Seagate Technology HDD Holdings
        Company Guar. Notes
        6.80% due 10/01/16........................    825,000      736,313
                                                              ------------
     Containers - Metal/Glass -- 0.7%
       Vitro SAB de CV
        Senior Notes
        9.13% due 02/01/17........................  1,270,000      984,250
       Vitro SAB de CV
        Senior Notes
        11.75% due 11/01/13.......................    550,000      512,875
                                                              ------------
                                                                 1,497,125
                                                              ------------
     Diversified Manufacturing Operations -- 0.4%
       Bombardier, Inc.
        Senior Notes
        8.00% due 11/15/14*.......................    840,000      865,200
                                                              ------------
     Electronic Components - Misc. -- 0.3%
       NXP BV/NXP Funding LLC
        Company Guar. Notes
        9.50% due 10/15/15........................    941,000      637,528
                                                              ------------
     Food - Meat Products -- 0.5%
       JBS SA
        Company Guar. Notes
        9.38% due 02/07/11........................    900,000      900,000
       JBS SA
        Senior Notes
        10.50% due 08/04/16*......................    100,000       96,000
                                                              ------------
                                                                   996,000
                                                              ------------
     Independent Power Producers -- 0.0%
       AES Drax Energy, Ltd.
        Sec. Notes
        11.50% due 08/30/10+(3)(7)(19)............    475,000          475
                                                              ------------
     Medical - Drugs -- 1.3%
       Angiotech Pharmaceuticals, Inc.
        Company Guar. Notes
        6.43% due 12/01/13(6).....................  1,030,000      911,550

AIG Retirement Company II High Yield Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                     Principal  Market Value
                 Security Description                 Amount      (Note 2)
   -------------------------------------------------------------------------
   FOREIGN CORPORATE BONDS & NOTES (continued)
   Medical - Drugs (continued)
     Angiotech Pharmaceuticals, Inc.
      Company Guar. Notes
      7.75% due 04/01/14............................ $  305,000  $  222,650
     Elan Finance PLC
      Company Guar. Notes
      6.80% due 11/15/11(6).........................    200,000     184,500
     Elan Finance PLC
      Company Guar. Bonds
      7.75% due 11/15/11............................  1,575,000   1,456,875
                                                                 ----------
                                                                  2,775,575
                                                                 ----------
   Multimedia -- 0.1%
     Quebecor Media, Inc.
      Senior Notes
      7.75% due 03/15/16............................    275,000     258,500
                                                                 ----------
   Oil Companies - Exploration & Production -- 1.1%
     Compton Petroleum Finance Corp.
      Company Guar. Notes
      7.63% due 12/01/13............................    500,000     469,375
     OPTI Canada, Inc.
      Senior Notes
      7.88% due 12/15/14............................    690,000     682,237
     OPTI Canada, Inc.
      Senior Notes
      8.25% due 12/15/14............................  1,140,000   1,138,575
                                                                 ----------
                                                                  2,290,187
                                                                 ----------
   Oil - Field Services -- 0.2%
     North American Energy Partners, Inc.
      Senior Notes
      8.75% due 12/01/11............................    485,000     482,575
                                                                 ----------
   Paper & Related Products -- 1.0%
     Abitibi - Consolidated Co. of Canada
      Notes
      6.00% due 06/20/13............................    180,000      72,900
     Abitibi - Consolidated Co. of Canada
      Senior Notes
      13.75% due 04/01/11*..........................    900,000     945,000
     Abitibi - Consolidated Co. of Canada
      Senior Notes
      15.50% due 07/15/10*..........................    284,000     214,420
     Abitibi - Consolidated, Inc.
      Notes
      8.55% due 08/01/10............................  1,325,000     743,656
     Bowater Canada Finance Corp.
      Company Guar. Notes
      7.95% due 11/15/11............................    125,000      78,125
                                                                 ----------
                                                                  2,054,101
                                                                 ----------
   Printing - Commercial -- 0.3%
     Quebecor World Capital Corp.
      Senior Notes
      8.75% due 03/15/16+*(7)(8)....................  1,190,000     526,575
                                                                 ----------
   Satellite Telecom -- 2.6%
     Intelsat Intermediate Holding Co., Ltd.
      Disc. Notes
      9.50% due 02/01/15*(1)(4).....................  2,194,000   1,873,127
     Intelsat Subsidiary Holding Co., Ltd.
      Senior Notes
      8.50% due 01/15/13*...........................  1,450,000   1,435,500
     Intelsat Subsidiary Holding Co., Ltd.
      Senior Notes
      8.88% due 01/15/15*...........................  1,056,000   1,044,120

                                                     Principal  Market Value
                 Security Description                 Amount      (Note 2)

    ------------------------------------------------------------------------
    Satellite Telecom (continued)
      Telesat Canada/Telesat LLC
       Senior Notes
       9.00% due 11/01/15*.......................... $1,100,000 $ 1,006,500
                                                                -----------
                                                                  5,359,247
                                                                -----------
    Special Purpose Entity -- 0.3%
      Hellas Telecommunications Luxembourg II Sub.
       Notes
       8.54% due 01/15/15*(6).......................    925,000     619,750
                                                                -----------
    Telecom Services -- 0.4%
      Global Crossing UK Finance PLC
       Company Guar. Notes
       10.75% due 12/15/14..........................    660,000     646,800
      Wind Acquisition Finance SA
       Company Guar. Bonds
       10.75% due 12/01/15*.........................    100,000     102,500
                                                                -----------
                                                                    749,300
                                                                -----------
    Telecommunication Equipment -- 0.6%
      Nortel Networks, Ltd.
       Company Guar. Notes
       10.75% due 07/15/16*.........................  1,250,000   1,156,250
                                                                -----------
    Transport - Marine -- 0.2%
      Ultrapetrol Bahamas, Ltd.
       1st Mtg. Bonds
       9.00% due 11/24/14...........................    380,000     356,250
                                                                -----------
    Transport - Rail -- 0.1%
      Kansas City Southern De Mexico SA de CV
       Senior Notes
       9.38% due 05/01/12...........................    137,000     143,165
                                                                -----------
    Total Foreign Corporate Bonds & Notes
       (cost $23,774,684)...........................             21,534,116
                                                                -----------
    LOANS -- 4.8%
    Beverages - Non - alcoholic -- 0.2%
      Le - Natures, Inc.
       9.36% due 03/01/11+(2)(3)(7)(8)(12)(13)......    600,000     357,000
                                                                -----------
    Building - Residential/Commercial -- 0.4%
      TOUSA, Inc.
       14.00% due 07/31/13+(2)(3)(12)(13)...........  1,108,610     748,312
                                                                -----------
    Casino Services -- 0.8%
      Herbst Gaming, Inc.
       9.75% due 12/02/11(2)(3)(12)(13)(17).........    173,138     115,786
      Herbst Gaming, Inc.
       9.75% due 12/02/11(2)(3)(12)(13)(17).........     90,848      60,754
      Herbst Gaming, Inc.
       9.75% due 12/02/11(2)(3)(12)(13)(17).........    162,074     108,387
      Herbst Gaming, Inc.
       9.75% due 12/02/11(2)(3)(12)(13)(17).........      2,207       1,476
      Herbst Gaming. Inc.
       9.75% due 12/02/11(2)(3)(12)(13)(17).........    566,692     378,976
      Holding Gaming Borrower LP
       9.25% due 02/19/13(2)(3)(12)(13).............  1,000,000     950,000
                                                                -----------
                                                                  1,615,379
                                                                -----------
    Diversified Financial Services -- 1.1%
      Wind Acquisition Holdings Finance S.A.
       10.04% due 12/21/11(2)(3)(5)(12)(13).........  1,242,996   1,171,524

AIG Retirement Company II High Yield Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                        Shares/
                                                       Principal  Market Value
                 Security Description                   Amount      (Note 2)
 -----------------------------------------------------------------------------
 LOANS (continued)
   Wind Finance SL S.A
    8.76% due 11/26/14(12)(13)........................ $1,000,000  $1,003,333
                                                                   ----------
                                                                    2,174,857
                                                                   ----------
 Electric Products - Misc. -- 0.4%
   Texas Competitive Electric
    6.30% due 10/10/14(2)(3)(12)(13)..................    888,333     829,542
   Texas Competitive Electric
    5.96% due 10/10/14(2)(3)(12)(13)..................     94,167      87,935
   Texas Competitive Electric
    6.17% due 10/10/14(2)(3)(12)(13)..................     10,000       9,338
                                                                   ----------
                                                                      926,815
                                                                   ----------
 Gambling (Non - Hotel) -- 0.4%
   Greektown Holdings LLC
    9.75% due 06/01/09(2)(3)(8)(12)(13)(15)...........    917,358     921,945
                                                                   ----------
 Leisure Products -- 0.1%
   AMC Entertainment Holdings, Inc.
    7.78% due 06/15/12(2)(3)(12)(13)..................    330,941     248,206
                                                                   ----------
 Medical - Drugs -- 0.4%
   Triax Pharmaceuticals LLC
    14.00% due 08/30/11(1)(2)(3)(12)(13)(14)(15)......  1,025,311     922,070
                                                                   ----------
 Medical - Hospitals -- 0.5%
   Capella Healthcare, Inc.
    13.00% due 02/29/16(2)(3)(12)(13).................  1,000,000   1,010,000
                                                                   ----------
 Paper & Related Products -- 0.5%
   Boise Paper Holdings LLC
    11.00% due 02/22/15(2)(3)(12)(13).................  1,000,000     948,333
                                                                   ----------
 Total Loans
    (cost $10,693,350)................................              9,872,917
                                                                   ----------
 COMMON STOCK -- 2.1%
 Casino Services -- 0.0%
   Shreveport Gaming Holdings, Inc.+(1)(2)(3).........      2,501      48,294
                                                                   ----------
 Cellular Telecom -- 0.5%
   iPCS, Inc.+(2)(3)..................................     53,957   1,079,140
                                                                   ----------
 Food - Misc. -- 0.1%
   Wornick Co.+(2)....................................      3,444     172,200
                                                                   ----------
 Independent Power Producers -- 0.1%
   Calpine Corp.+.....................................      3,705      66,690
   Mirant Corp.+......................................      1,525      45,110
                                                                   ----------
                                                                      111,800
                                                                   ----------
 Medical - Drugs -- 0.0%
   Triax Pharmaceuticals LLC(1)(2)(3)(16).............     85,612      35,957
                                                                   ----------
 Medical - Hospitals -- 0.3%
   MedCath Corp.+.....................................     26,598     565,739
                                                                   ----------
 Medical - Outpatient/Home Medical -- 0.0%
   Critical Care Systems International, Inc.(1)(2)(3).     13,262         133
                                                                   ----------
 Oil Companies - Exploration & Production -- 1.0%
   EXCO Resources, Inc.+..............................     78,420   2,076,562
   Transmeridian Exploration, Inc.+...................      3,206       1,090
                                                                   ----------
                                                                    2,077,652
                                                                   ----------
 Oil - Field Services -- 0.2%
   Trico Marine Services, Inc.+.......................     16,259     386,151
                                                                   ----------
 Retail - Music Store -- 0.0%
   MTS, Inc.+(1)(2)(3)................................      3,863           0
                                                                   ----------
 Total Common Stock
    (cost $3,846,465).................................              4,477,066
                                                                   ----------

                                                             Shares/
                                                            Principal   Market Value
                  Security Description                       Amount       (Note 2)

------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.4%
Medical-Drugs -- 0.0%
  Triax Pharmaceuticals LLC, Class C
   14.70%(1)(2)(3)(16).................................... $    26,118  $     52,236
                                                                        ------------
Medical-Generic Drugs -- 0.3%
  Mylan, Inc.
   6.50%..................................................         593       534,364
                                                                        ------------
Oil Companies-Exploration & Production -- 0.1%
  Transmeridian Exploration, Inc.
   15.00%(1)(5)...........................................       2,608       182,560
                                                                        ------------
Total Preferred Stock
   (cost $878,000)........................................                   769,160
                                                                        ------------
WARRANTS -- 0.0%
Oil Companies-Exploration & Production -- 0.0%
  Transmeridian Exploration, Inc.
   Expires 12/15/10+(1)
   (strike price $4.31) --
   (cost $37,980).........................................      13,811           138
                                                                        ------------
Total Long-Term Investment Securities
   (cost $212,750,601)....................................               191,961,854
                                                                        ------------
REPURCHASE AGREEMENT -- 5.0%
  State Street Bank & Trust Co.
   Agreement with State Street Bank & Trust Co., bearing
   interest at 1.58%, dated 08/29/08, to be repurchased
   09/02/08 in the amount of $10,381,822 and
   collateralized by Federal National Mtg. Assoc. Notes,
   bearing interest at 4.12% due 05/06/13 and having an
   approximate value of $10,694,593
   (cost $10,380,000).....................................  10,380,000    10,380,000
                                                                        ------------
TOTAL INVESTMENTS
   (cost $223,130,601)(10)................................        97.9%  202,341,854
Other assets less liabilities.............................         2.1     4,370,254
                                                           -----------  ------------
NET ASSETS --                                                    100.0% $206,712,108
                                                           ===========  ============

--------
 * Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At August 31, 2008, the aggregate value of these securities was $41,908,769 representing 20.3% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
 + Non-income producing security
(1)Fair valued security; see Note 2
(2)To the extent permitted by the Statement of Additional Information, the High Yield Bond Fund may invest in restricted securities. The Fund has no right to demand registration of these securities. The securities are valued pursuant to Note 2. Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. As of August 31, 2008, the High Yield Bond Fund held the following restricted securities:

AIG Retirement Company II High Yield Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------

                                      Principal                          Market   Value as a
                          Acquisition  Amount/   Acquisition   Market     Value      % of
          Name               Date      Shares       Cost       Value    Per Share Net Assets
------------------------- ----------- ---------- ----------- ---------- --------- ----------
AMC Entertainment
 Holdings, Inc.
 First Lien
 7.78% due 06/15/12......  06/08/07   $  300,000  $292,500
                           09/17/07        8,288     8,288
                           02/11/08        8,260     8,260
                           03/27/08        7,994     7,994
                           06/25/08        6,399     6,399
                                      ----------  --------
                                         330,941   323,441   $  248,206  $ 75.00     0.12%
                                      ----------  --------
Boise Paper Holdings LLC
 Loan Agreement
 11.00% due 02/22/15.....  02/20/08   $1,000,000  $920,000      948,333    94.83     0.46
Capella Healthcare, Inc.
 Loan Agreement
 13.00% due 02/29/16.....  03/03/08   $1,000,000  $990,000    1,010,000   101.00     0.49
Critical Care Systems
 International, Inc.
 Common Stock............  05/06/04        3,788         -
                           07/23/04        4,737         -
                           11/09/04        4,737         -
                                      ----------  --------
                                          13,262         -          133     0.01     0.00
                                      ----------  --------
Greektown Holdings
 Delayed Draw
 9.75% due 06/01/09......  06/06/08   $  483,315   478,482
                           06/06/08      225,647   223,391
                           06/06/08       89,634    88,738
                           08/11/08      118,762   118,762
                                      ----------  --------
                                         917,358   909,373      921,945   100.50     0.45
                                      ----------  --------
Herbst Gaming, Inc.
 Tranche 1
 9.75% due 12/02/11......  03/26/08   $  173,138  $123,293      115,786    66.87     0.06
Herbst Gaming, Inc.
 Tranche 3
 9.75% due 12/02/11......  03/26/08   $   90,848  $ 64,602       60,754    66.87     0.03
Herbst Gaming, Inc.
 Delayed Draw -Term B,
 Tranche 2
 9.75% due 12/02/11......  03/26/08   $   51,437  $ 36,519
                           08/05/08      110,637    92,849
                                      ----------  --------
                                         162,074   129,368      108,387    66.88     0.05
                                      ----------  --------
Herbst Gaming, Inc.
 Tranche 2
 9.75% due 12/02/11......  03/26/08   $    2,201  $  1,568
                           08/06/08            6         6
                                      ----------  --------
                                           2,207     1,574        1,476    66.88     0.00
                                      ----------  --------
Herbst Gaming, Inc.
 Delayed Draw -Term B
 9.75% due 12/02/11......  03/26/08   $  178,589  $126,845
                           08/05/08      388,103   325,704
                                      ----------  --------
                                         566,692   452,549      378,976    66.88     0.18
                                      ----------  --------
Holding Gaming
 Borrower LP
 Loan Agreement
 9.25% due 02/19/13......  08/19/08   $1,000,000   940,000      950,000    95.00     0.46
                                      ----------  --------
ICO North America, Inc.
 Notes
 7.50% due 08/15/09......  08/11/05   $  250,000  $250,000
                           02/15/08       10,000    10,000
                                      ----------  --------
                                         260,000   260,000      208,000    80.00     0.10
                                      ----------  --------
iPCS, Inc.
 Common Stock............  08/12/04       52,705   749,983
                           07/28/05        1,252         0
                                      ----------  --------
                                          53,957   749,983    1,079,140    20.00     0.52
                                      ----------  --------
Le-Natures, Inc.
 Loan Agreement
 9.36% due 03/01/11......  09/26/06   $  600,000  $600,000      357,000    59.50     0.17
MTS, Inc.
 Common Stock............  03/16/04        3,863         0            0     0.00     0.00

                                        Principal                           Market   Value as a
                            Acquisition  Amount/   Acquisition   Market      Value      % of
           Name                Date      Shares       Cost       Value     Per Share Net Assets
--------------------------- ----------- ---------- ----------- ----------- --------- ----------
MTS, Inc.
 Senior Notes
 10.00% due 03/15/09.......  03/16/04   $   13,636 $   47,099
                             09/03/04          681        681
                             03/19/05          715        143
                             09/04/05          751        195
                             03/04/06          789        205
                                        ---------- ----------
                                            16,572     48,323  $       829  $ 5.00      0.00
                                        ---------- ----------
Shreveport Gaming
 Holdings, Inc.
 Common Stock..............  07/21/05          531     12,228
                             07/19/05        1,970     45,355
                                        ---------- ----------
                                             2,501     57,583       48,294   19.31      0.02
                                        ---------- ----------
Southern Energy
 Notes
 7.90% due 07/15/09........  01/10/06   $1,225,000 $        0            0    0.00      0.00
Texas Competitive Electric
 Loan Agreement
 6.30% due 10/10/14........  10/31/07   $  880,833 $  880,833
                             08/14/08        7,500      7,500
                                        ---------- ----------
                                           888,333    888,333      829,542   93.38      0.40
                                        ---------- ----------
Texas Competitive Electric
 Loan Agreement
 5.96% due 10/10/14........  10/31/07   $   94,167 $   94,145       87,935   93.38      0.04
Texas Competitive Electric
 Loan Agreement
 6.17% due 10/10/14........  08/11/08   $   10,000 $   10,000        9,338   93.38      0.00
TOUSA, Inc.
 Loan Agreement
 14.00% due 07/31/13.......  10/11/07   $1,022,829 $  920,511
                             01/16/08       11,293     11,293
                             02/14/08       10,700     10,700
                             04/08/08       26,285     26,285
                             07/24/08       37,503     37,503
                                        ---------- ----------
                                         1,108,610  1,006,292      748,312   67.50      0.36
                                        ---------- ----------
Triax Pharmaceuticals LLC
 Loan Agreement
 14.00% due 08/30/11.......  08/31/07   $1,000,000 $  899,308
                             11/01/07        2,583      2,583
                             01/11/08        7,603      7,603
                             04/28/08        7,492      7,492
                             07/03/08        7,633      7,633
                                        ---------- ----------
                                         1,025,311    924,619      922,070   89.93      0.45
                                        ---------- ----------
Triax Pharmaceuticals LLC
 Common Stock..............  08/31/07       85,612     35,957       35,957    0.42      0.02
Triax Pharmaceuticals LLC
 Preferred Stock...........  08/31/07       26,118     52,235       52,236    2.00      0.03
Wind Acquisition Holdings
 Finance S.A.
 Loan Agreement
 10.04% due 12/21/11.......  03/15/07   $  206,305 $  206,843
                             03/19/07      103,153    103,150
                             06/21/07      206,374    208,892
                             07/18/07        3,288      3,308
                             07/18/07        6,575      6,618
                             10/31/07       16,941     16,941
                             11/01/07      600,000    605,724
                             01/31/08       36,380     36,380
                             04/30/08       33,383     33,383
                             08/05/08       30,597     30,597
                                        ---------- ----------
                                         1,242,996  1,251,836    1,171,524   94.25      0.57
                                        ---------- ----------
Wornick Co.
 Common Stock..............  08/08/08        3,444    450,320      172,200   50.00      0.08
                                                               -----------              ----
                                                               $10,466,373              5.06%
                                                               ===========              ====

(3)Illiquid security
(4)"Step-up" security where the rate increases ("steps-up") at a predetermined rate. Rate shown reflects the increased rate.
(5)PIK ("Payment-in-Kind") security. Bond or preferred stock that pays interest/dividends in the form of additional bonds or preferred stocks.

AIG Retirement Company II High Yield Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------

(6)Floating rate security where the rate fluctuates. The rate moves up or down at each reset date. The rate reflected is as of August 31, 2008.
(7)Bond in default
(8)Company has filed Chapter 11 bankruptcy protection.
(9)Company has filed Chapter 7 bankruptcy.
(10)See Note 5 for cost of investments on a tax basis.
(11)Bond is in default and did not pay principal at maturity.
(12)The Fund invests in Senior Loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major United States banks, or the certificate of deposit rate. Senior Loans are generally considered to be restrictive in that the Fund is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.
(13)Senior Loans in the Fund are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.
(14)A portion of the interest is paid in the form of additional bonds.
(15)Loan is subject to an unfunded loan commitment. See Note 12 for details.
(16)Consists of more than one class of securities traded together as a unit.
(17)As of October 1, 2008, the issuer was not in default with respect to interest and/or principal payments concerning the securities noted. The issuer disclosed in filings with the Securities and Exchange Commission that it entered into a forbearance and standstill agreement (the "Forbearance Agreement") with respect to an amended credit agreement (the "Credit Agreement") under which the issuer is currently in default due to, among others, a "going concern" qualification in its auditors' report on its annual financial statements, and failure to comply with financial ratio covenants. The Forbearance Agreement amends the Credit Agreement and provides that the issuer's lenders will forbear from exercising certain rights and remedies under the amended Credit Agreement and other loan documents as a result of existing and possible defaults.
(18)Income may be received in cash or additional shares at the discretion of the issuer.
(19)Company has filed bankruptcy in country of issuance.

See Notes to Financial Statements

AIG Retirement Company II International Small Cap Equity
PORTFOLIO PROFILE -- August 31, 2008 (Unaudited)
--------------------------------------------------------------------------------

Industry Allocation*

                Machinery -- General Industrial........... 4.2%
                Diversified Manufacturing Operations...... 3.9
                Chemicals -- Specialty.................... 3.8
                Chemicals -- Diversified.................. 3.4
                Consulting Services....................... 3.2
                Time Deposits............................. 3.1
                Food -- Misc.............................. 3.0
                Medical -- Drugs.......................... 2.5
                Oil -- Field Services..................... 2.4
                Printing -- Commercial.................... 2.3
                Commercial Services....................... 2.3
                Banks -- Commercial....................... 2.3
                Building & Construction Products -- Misc.. 2.1
                Medical -- Biomedical/Gene................ 2.1
                Electric Products -- Misc................. 2.0
                Gambling (Non-Hotel)...................... 1.9
                Water..................................... 1.9
                Miscellaneous Manufacturing............... 1.8
                Aerospace/Defense -- Equipment............ 1.7
                Cosmetics & Toiletries.................... 1.7
                Retail -- Misc./Diversified............... 1.7
                Electric -- Transmission.................. 1.6
                Transport -- Services..................... 1.5
                Wire & Cable Products..................... 1.5
                Medical -- Wholesale Drug Distribution.... 1.4
                Machinery -- Construction & Mining........ 1.4
                Building -- Heavy Construction............ 1.4
                Oil Refining & Marketing.................. 1.4
                Aerospace/Defense......................... 1.3
                Instruments -- Controls................... 1.3
                Oil Companies -- Exploration & Production. 1.3
                Transport -- Marine....................... 1.2
                Security Services......................... 1.2
                Auto/Truck Parts & Equipment -- Original.. 1.1
                Therapeutics.............................. 1.0
                Medical Labs & Testing Services........... 1.0
                Direct Marketing.......................... 0.9
                Computer Services......................... 0.9
                Computers -- Integrated Systems........... 0.9
                Rubber -- Tires........................... 0.9
                Insurance -- Multi-line................... 0.8
                Machinery -- Material Handling............ 0.8
                Electric -- Integrated.................... 0.8
                Medical Instruments....................... 0.8
                Agricultural Operations................... 0.7
                Retail -- Automobile...................... 0.7
                Appliances................................ 0.6
                Oil Field Machinery & Equipment........... 0.6
                Machinery -- Electrical................... 0.6
                Internet Content -- Information/News...... 0.6
                Rubber/Plastic Products................... 0.6
                Retail -- Discount........................ 0.5
                Containers -- Paper/Plastic............... 0.5
                Applications Software..................... 0.5
                Internet Infrastructure Software.......... 0.5
                Coatings/Paint............................ 0.5
                Engineering/R&D Services.................. 0.4
                Retail -- Regional Department Stores...... 0.4
                Transport -- Truck........................ 0.4
                E-Commerce/Services....................... 0.4
                Building Products -- Air & Heating........ 0.4
                Building -- Maintenance & Services........ 0.4
                Retail -- Apparel/Shoe.................... 0.4
                Retail -- Convenience Store............... 0.4
                Fisheries................................. 0.4
                Metal -- Iron............................. 0.4
                Schools................................... 0.4
                Metal Processors & Fabrication............ 0.4
                Entertainment Software.................... 0.4

             Communications Software.........................  0.4
             Finance -- Leasing Companies....................  0.3
             Power Converter/Supply Equipment................  0.3
             Batteries/Battery Systems.......................  0.3
             Finance -- Other Services.......................  0.3
             Machinery -- Thermal Process....................  0.3
             Finance -- Investment Banker/Broker.............  0.3
             Retail -- Drug Store............................  0.3
             Medical -- Hospitals............................  0.3
             Medical Products................................  0.3
             Building & Construction -- Misc.................  0.3
             Retail -- Sporting Goods........................  0.3
             Retail -- Bookstores............................  0.3
             Footwear & Related Apparel......................  0.2
             Distribution/Wholesale..........................  0.2
             Semiconductor Components -- Integrated Circuits.  0.2
             Retail -- Major Department Stores...............  0.2
             Advanced Materials..............................  0.2
             Engines -- Internal Combustion..................  0.2
             Real Estate Operations & Development............  0.2
             Beverages -- Non-alcoholic......................  0.2
             Electronic Components -- Semiconductors.........  0.2
             Electric -- Generation..........................  0.2
             Coal............................................  0.2
             Computers -- Periphery Equipment................  0.2
             E-Services/Consulting...........................  0.2
             Electronic Connectors...........................  0.2
             Insurance -- Reinsurance........................  0.1
             Retail -- Jewelry...............................  0.1
             Retail -- Perfume & Cosmetics...................  0.1
             Retail -- Restaurants...........................  0.1
             Tools -- Hand Held..............................  0.1
             Steel -- Specialty..............................  0.1
             Diversified Minerals............................  0.1
             Apparel Manufacturers...........................  0.1
             Investment Management/Advisor Services..........  0.1
             Data Processing/Management......................  0.1
             Food -- Wholesale/Distribution..................  0.1
                                                              ----
                                                              99.7%
                                                              ====

*  Calculated as a percentage of net assets

AIG Retirement Company II International Small Cap Equity
PORTFOLIO PROFILE -- August 31, 2008 (Unaudited) -- (continued)
--------------------------------------------------------------------------------


Country Allocation*

                             Japan.......... 25.6%
                             United Kingdom. 17.0
                             Germany........  9.6
                             Netherlands....  7.3
                             Spain..........  6.1
                             Switzerland....  3.5
                             United States..  3.1
                             Finland........  3.1
                             Denmark........  2.8
                             France.........  2.8
                             South Korea....  2.1
                             Australia......  1.6
                             Bermuda........  1.5
                             Belgium........  1.5
                             Sweden.........  1.3
                             Austria........  1.3
                             Taiwan.........  1.1
                             Canada.........  0.9
                             Ireland........  0.9
                             Luxembourg.....  0.9
                             Cayman Islands.  0.8
                             Italy..........  0.8
                             Hong Kong......  0.8
                             Greece.........  0.6
                             Singapore......  0.5
                             China..........  0.5
                             Indonesia......  0.4
                             Thailand.......  0.4
                             Malaysia.......  0.3
                             India..........  0.3
                             Philippines....  0.2
                             New Zealand....  0.1
                                             ----
                                             99.7%
                                             ====

*  Calculated as a percentage of net assets

AIG Retirement Company II International Small Cap Equity
PORTFOLIO OF INVESTMENTS -- August 31, 2008
--------------------------------------------------------------------------------


                                                                Market Value
                 Security Description                  Shares   (Note 2)(1)
   -------------------------------------------------------------------------
   COMMON STOCK -- 95.5%
   Australia -- 1.6%
     ABB Grain, Ltd..................................   216,987 $ 1,530,363
     AWB, Ltd........................................   314,465     788,035
     Crane Group, Ltd................................   100,000   1,182,627
     Macmahon Holdings, Ltd.......................... 1,284,612   1,922,508
     Oakton, Ltd.....................................   301,565   1,013,208
     Orica, Ltd......................................    56,250   1,194,371
     Primary Health Care, Ltd........................    55,054     246,735
     Tassal Group, Ltd...............................   503,259   1,004,651
     Transfield Services, Ltd........................   108,594     780,291
     Western Areas NL+...............................    83,267     661,133
                                                                -----------
                                                                 10,323,922
                                                                -----------
   Austria -- 1.3%
     Andritz AG......................................   131,351   8,124,715
                                                                -----------
   Belgium -- 1.5%
     Bekaert NV......................................    53,968   9,426,601
                                                                -----------
   Bermuda -- 1.5%
     China Yurun Food Group, Ltd..................... 1,598,000   2,744,553
     Citic Resources Holdings, Ltd.+.................   382,800      91,256
     CNPC Hong Kong, Ltd............................. 2,950,000   1,137,471
     Global Sources, Ltd.+...........................    46,640     497,649
     Huabao International Holdings, Ltd.............. 1,985,000   1,460,262
     IT, Ltd......................................... 7,716,000   1,179,766
     Luk Fook Holdings International, Ltd............ 1,772,000     931,744
     Pacific Basin Shipping, Ltd..................... 1,134,000   1,539,010
     Peace Mark Holdings, Ltd........................   686,000     131,845
                                                                -----------
                                                                  9,713,556
                                                                -----------
   Canada -- 0.9%
     Oilexco, Inc. (London)+.........................   155,385   2,194,872
     Oilexco, Inc. (Toronto)+........................   246,068   3,487,779
                                                                -----------
                                                                  5,682,651
                                                                -----------
   Cayman Islands -- 0.8%
     Anta Sports Products, Ltd....................... 2,097,000   1,485,439
     Hidili Industry International Development, Ltd.. 1,004,000   1,169,498
     Kingdee International Software Group Co., Ltd...   164,000      37,672
     New World Department Store China, Ltd.+......... 1,881,000   1,414,246
     SA SA International Holdings, Ltd............... 2,344,000     925,404
                                                                -----------
                                                                  5,032,259
                                                                -----------
   China -- 0.5%
     AsiaInfo Holdings, Inc.+........................   230,500   3,033,380
                                                                -----------
   Denmark -- 2.8%
     FLSmidth & Co. A/S..............................   114,647   9,155,522
     Genmab A/S+.....................................    52,759   3,404,267
     Topdanmark A/S+.................................    35,160   5,182,953
                                                                -----------
                                                                 17,742,742
                                                                -----------
   Finland -- 3.1%
     Nokian Renkaat Oyj..............................   154,591   5,527,784
     Pohjola Bank PLC, Class A.......................   413,499   6,693,669
     Wartsila Oyj, Class B...........................   121,906   7,001,676
                                                                -----------
                                                                 19,223,129
                                                                -----------
   France -- 2.8%
     BioMerieux......................................    55,412   6,037,445
     Bureau Veritas SA...............................   200,340  11,351,152
                                                                -----------
                                                                 17,388,597
                                                                -----------
   Germany -- 8.5%
     Fielmann AG.....................................   136,872  10,419,954
     GEA Group AG....................................   223,694   7,049,939
     K+S AG..........................................    87,492  10,600,726

                                                             Market Value
                  Security Description              Shares   (Note 2)(1)

       ------------------------------------------------------------------
       Germany (continued)
         SGL Carbon AG+...........................   174,975 $10,544,860
         SMA Solar Technology AG+.................    24,472   2,152,122
         Vossloh AG...............................    95,435  12,449,864
                                                             -----------
                                                              53,217,465
                                                             -----------
       Greece -- 0.6%
         Fourlis Holdings SA......................   183,913   3,896,414
                                                             -----------
       Hong Kong -- 0.8%
         China Everbright International, Ltd...... 6,425,000   1,333,482
         China Green Holdings, Ltd................ 2,658,000   2,362,254
         Dah Sing Banking Group, Ltd..............   720,400   1,009,636
                                                             -----------
                                                               4,705,372
                                                             -----------
       India -- 0.3%
         Chennai Petroleum Corp., Ltd.............   292,380   1,687,027
                                                             -----------
       Indonesia -- 0.4%
         Medco Energi Internasional Tbk PT+....... 2,314,000   1,231,766
         United Tractors Tbk PT................... 1,096,000   1,234,940
                                                             -----------
                                                               2,466,706
                                                             -----------
       Ireland -- 0.9%
         Kerry Group PLC..........................   207,157   5,603,618
                                                             -----------
       Italy -- 0.8%
         Hera SpA................................. 1,437,770   4,843,353
                                                             -----------
       Japan -- 25.6%
         Alpha Systems, Inc.......................    86,800   2,212,341
         Capcom Co., Ltd..........................    38,000   1,166,774
         Chugoku Marine Paints, Ltd...............   406,000   2,962,939
         Daiichi Chuo Kisen Kaisha................   222,000   1,316,113
         Daiseki Co., Ltd.........................    88,100   2,846,839
         Dena Co., Ltd............................       285   1,395,391
         Disco Corp...............................    49,400   1,829,893
         Don Quijote Co., Ltd.....................   190,200   3,332,346
         en-japan, Inc............................       630     661,461
         EPS Co., Ltd.............................       792   2,980,153
         Exedy Corp...............................   166,700   3,776,852
         Ferrotec Corp............................    63,400   1,096,799
         FP Corp..................................    98,900   2,681,895
         Fuji Oil Co., Ltd........................   114,100   1,219,166
         Fujimi, Inc..............................   108,400   1,541,236
         GS Yuasa Corp............................   190,000     974,634
         Harmonic Drive Systems, Inc..............       323   1,051,011
         Hisaka Works, Ltd........................   101,000   2,093,584
         Hisamitsu Pharmaceutical Co., Inc........   112,800   5,026,134
         Hitachi Metals, Ltd......................   152,000   2,270,680
         Hitachi Systems & Services, Ltd..........   126,800   1,896,288
         Iriso Electronics Co., Ltd...............    83,200     974,403
         Iwatani Corp.............................   539,000   1,471,566
         Japan Steel Works, Ltd...................   285,000   4,942,058
         Kakaku.com, Inc..........................     1,204   3,513,679
         Kenedix, Inc.............................       900     518,659
         Koito Manufacturing Co., Ltd.............   228,000   2,725,800
         Kureha Corp..............................   444,000   2,499,398
         Kyoritsu Maintenance Co., Ltd............   144,500   2,496,608
         Lawson, Inc..............................    49,600   2,279,882
         Lintec Corp..............................   221,900   3,932,565
         Makita Corp..............................    31,700     818,501
         Mani, Inc................................    27,000   1,676,798
         Miraca Holdings, Inc.....................    95,100   2,127,141
         Mitsubishi UFJ Lease & Finance Co., Ltd..    62,760   2,202,979
         Modec, Inc...............................   119,200   3,783,312
         Moshi Moshi Hotline, Inc.................   220,600   5,955,294
         Nabtesco Corp............................   380,000   3,956,291

AIG Retirement Company II International Small Cap Equity
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                            Market Value
                 Security Description              Shares   (Note 2)(1)
       -----------------------------------------------------------------
       COMMON STOCK (continued)
       Japan (continued)
         Nishimatsuya Chain Co., Ltd............    139,500 $  1,236,685
         Nissha Printing Co., Ltd...............     48,800    2,638,767
         NPC, Inc...............................     25,200    1,175,481
         Okasan Holdings, Inc...................    412,000    2,054,888
         Osaka Securities Exchange Co., Ltd.....        596    2,120,968
         Otsuka Corp............................     50,700    3,643,744
         Pigeon Corp............................    120,400    2,797,492
         Rinnai Corp............................     69,700    2,526,763
         Saint Marc Holdings Co., Ltd...........     25,400      902,505
         Sankyu, Inc............................    539,000    2,556,048
         Seven Bank, Ltd........................      1,078    2,756,100
         So-net M3, Inc.........................        507    1,863,353
         Sugi Pharmacy Co., Ltd.................     69,700    2,016,606
         Suruga Bank, Ltd.......................    190,000    2,031,806
         Sysmex Corp............................    109,700    4,785,186
         Tadano, Ltd............................    254,000    1,950,979
         Taiyo Ink Manufacturing Co., Ltd.......     94,500    1,835,319
         Toho Pharmaceutical Co., Ltd...........    120,400    2,116,048
         Toyo Suisan Kaisha, Ltd................     51,000    1,268,116
         Toyo Tanso Co., Ltd....................     49,100    2,975,597
         Tsumura & Co...........................    190,200    5,299,127
         Uni-Charm Corp.........................     31,700    2,360,954
         Unicharm Petcare Corp..................     73,500    2,355,810
         Union Tool Co..........................     71,600    1,728,540
         USS Co., Ltd...........................     63,390    4,363,221
         Vantec Group Holdings Corp.............        412      620,508
         Village Vanguard Co., Ltd..............        330    1,598,222
         Works Applications Co., Ltd............      2,896    3,268,721
         Xebio Co., Ltd.........................     88,700    1,638,348
         Yamaguchi Financial Group, Inc.........    146,000    1,677,207
                                                            ------------
                                                             160,370,572
                                                            ------------
       Luxembourg -- 0.9%
         Oriflame Cosmetics SA SDR..............     92,884    5,371,413
                                                            ------------
       Malaysia -- 0.3%
         IJM Corp. Bhd+.........................    631,840      934,781
         Sarawak Energy Bhd.....................  1,747,400    1,170,285
                                                            ------------
                                                               2,105,066
                                                            ------------
       Netherlands -- 7.3%
         Fugro NV...............................    105,334    8,130,188
         Koninklijke Boskalis Westminster NV....    219,625   12,996,637
         Koninklijke Vopak NV...................    149,598    8,818,445
         Nutreco Holding NV.....................    116,162    7,159,608
         Qiagen NV+.............................    205,581    4,350,138
         Smit Internationale NV.................     51,840    4,001,253
                                                            ------------
                                                              45,456,269
                                                            ------------
       New Zealand -- 0.1%
         Nufarm, Ltd............................     64,935      918,867
                                                            ------------
       Philippines -- 0.2%
         Pepsi-Cola Products Philippines, Inc.+. 26,404,000    1,231,958
                                                            ------------
       Singapore -- 0.5%
         Olam International, Ltd................    274,000      404,129
         Raffles Education Corp., Ltd...........  2,232,000    1,310,921
         Raffles Medical Group, Ltd.............  2,345,200    1,679,226
                                                            ------------
                                                               3,394,276
                                                            ------------
       South Korea -- 2.1%
         Cheil Industries, Inc..................     23,950    1,137,116
         Elim Edu Co., Ltd.+....................    499,153      455,513
         Hyundai DSF Co., Ltd...................    105,470      968,311
         Hyunjin Materials Co., Ltd.............     35,484    1,347,205
         Jinsung T.E.C. Co., Ltd................    191,662    1,926,637

                                                              Market Value
                 Security Description                Shares   (Note 2)(1)

     ---------------------------------------------------------------------
     South Korea (continued)
       JVM Co., Ltd...............................     39,825 $  1,055,391
       Korea Kumho Petrochemical Co., Ltd.........     35,630      993,084
       Korean Reinsurance Co......................    102,530      941,150
       MegaStudy Co., Ltd.........................      4,539      949,187
       SODIFF Advanced Materials Co., Ltd.........     19,878    1,369,061
       Synopex, Inc.+.............................    186,314      646,910
       Taeyoung Engineering & Construction........    138,010      591,015
       Youngone Corp..............................     74,890      595,047
                                                              ------------
                                                                12,975,627
                                                              ------------
     Spain -- 6.1%
       Grifols SA.................................    217,424    6,461,065
       Indra Sistemas SA..........................    229,083    5,869,224
       Prosegur Cia de Seguridad SA...............    185,560    7,408,706
       Red Electrica Corp. SA.....................    172,323   10,172,995
       Tecnicas Reunidas SA.......................    124,564    8,241,138
                                                              ------------
                                                                38,153,128
                                                              ------------
     Sweden -- 1.3%
       Saab AB....................................    342,391    8,251,669
                                                              ------------
     Switzerland -- 3.5%
       Basilea Pharmaceutica AG+..................     33,550    5,161,489
       Bucher Industries AG.......................     18,573    3,812,061
       Galenica AG................................     17,311    6,853,765
       Lonza Group AG.............................     41,491    5,865,701
                                                              ------------
                                                                21,693,016
                                                              ------------
     Taiwan -- 1.1%
       Everlight Electronics Co., Ltd.............    509,499    1,203,162
       Far Eastern Department Stores, Ltd.........  2,260,650    1,651,890
       International Games System Co., Ltd........    180,815    1,092,343
       L&K Engineering Co., Ltd...................    651,000      719,487
       Mosel Vitelic, Inc.........................    608,999      768,924
       Shin Zu Shing Co., Ltd.....................    225,385    1,077,263
       Vanguard International Semiconductor Corp..  1,282,437      682,025
                                                              ------------
                                                                 7,195,094
                                                              ------------
     Thailand -- 0.4%
       Somboon Advance Technology PCL+(2).........  1,927,600      720,598
       Tata Steel Thailand PCL+(2)................ 14,443,900      814,157
       Thoresen Thai Agencies PCL.................    884,600      962,569
                                                              ------------
                                                                 2,497,324
                                                              ------------
     United Kingdom -- 17.0%
       Aggreko PLC................................    725,722    9,522,106
       Charter PLC................................    452,475    7,825,491
       Cobham PLC.................................  2,554,628   10,698,609
       Cookson Group PLC..........................    605,909    7,153,282
       Croda International PLC....................    669,405    8,429,926
       De La Rue PLC..............................    736,895   11,808,359
       IG Group Holdings PLC......................  1,911,889   12,036,734
       Lamprell PLC...............................    761,000    6,648,817
       Northumbrian Water Group PLC...............    708,008    3,975,864
       Pennon Group PLC...........................    689,163    7,695,464
       Rotork PLC.................................    406,864    8,128,626
       Serco Group PLC............................  1,094,959    8,569,187
       Wellstream Holdings PLC+...................    167,520    3,811,826
                                                              ------------
                                                               106,304,291
                                                              ------------
     Total Common Stock
        (cost $642,434,284).......................             598,030,077
                                                              ------------

AIG Retirement Company II International Small Cap Equity
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                           Shares/
                                                          Principal   Market Value
                 Security Description                      Amount     (Note 2)(1)
----------------------------------------------------------------------------------
PREFERRED STOCK -- 1.1%
Germany -- 1.1%
  Fuchs Petrolub AG
   (cost $7,944,578)....................................      93,142  $  6,833,347
                                                                      ------------
RIGHTS -- 0.0%
Indonesia -- 0.0%
  United Tractors Tbk PT
   Expires 09/11/08+
   (cost $0)............................................     182,666        56,896
                                                                      ------------
Total Long-Term Investment Securities
   (cost $650,378,862)..................................               604,920,320
                                                                      ------------
SHORT-TERM INVESTMENT SECURITIES -- 3.1%
Time Deposits -- 3.1%
  Euro Time Deposit with State Street Bank & Trust Co.
   1.35% due 09/02/08
   (cost $19,273,000)................................... $19,273,000    19,273,000
                                                                      ------------
TOTAL INVESTMENTS
   (cost $669,651,862)(3)...............................        99.7%  624,193,320
Other assets less liabilities...........................         0.3     2,157,800
                                                         -----------  ------------
NET ASSETS --                                                  100.0% $626,351,120
                                                         ===========  ============

--------
+  Non-income producing security
(1)A substantial number of the Portfolio's holdings were valued using the fair value procedures at August 31, 2008. At August 31, 2008, the aggregate value of these securities was $595,557,508 representing 95.1% of net assets. See
   Note 2 regarding fair value pricing procedures for foreign equity securities.
(2)Fair valued security; see Note 2
(3)See Note 5 for cost of investments on a tax basis.
SDRSwedish Depository Receipt

See Notes to Financial Statements

AIG Retirement Company II Large Cap Value Fund
PORTFOLIO PROFILE -- August 31, 2008 (Unaudited)
--------------------------------------------------------------------------------

Industry Allocation*

         Oil Companies -- Integrated............................ 12.7%
         Finance -- Investment Banker/Broker....................  5.9
         Electric -- Integrated.................................  4.6
         Telephone -- Integrated................................  4.0
         Medical -- Drugs.......................................  4.0
         Banks -- Super Regional................................  3.8
         Diversified Manufacturing Operations...................  3.4
         Oil Companies -- Exploration & Production..............  2.8
         Retail -- Discount.....................................  2.7
         Medical Products.......................................  2.7
         Banks -- Fiduciary.....................................  2.6
         Insurance -- Reinsurance...............................  2.4
         Insurance -- Property/Casualty.........................  2.4
         Engineering/R&D Services...............................  2.2
         Tobacco................................................  2.1
         Cosmetics & Toiletries.................................  1.9
         Real Estate Investment Trusts..........................  1.7
         Finance -- Credit Card.................................  1.6
         Retail -- Restaurants..................................  1.5
         Commercial Services -- Finance.........................  1.5
         Internet Security......................................  1.4
         Machinery -- Construction & Mining.....................  1.3
         Registered Investment Companies........................  1.3
         Consulting Services....................................  1.3
         Retail -- Auto Parts...................................  1.2
         Computer Services......................................  1.2
         Computers..............................................  1.2
         Metal -- Diversified...................................  1.1
         Building -- Residential/Commercial.....................  1.1
         Computers -- Periphery Equipment.......................  1.0
         Agricultural Chemicals.................................  1.0
         Retail -- Apparel/Shoe.................................  1.0
         Electric Products -- Misc..............................  1.0
         Cable TV...............................................  1.0
         Distribution/Wholesale.................................  1.0
         Aerospace/Defense......................................  0.9
         Medical -- Biomedical/Gene.............................  0.9
         Vitamins & Nutrition Products..........................  0.9
         Medical -- Hospitals...................................  0.8
         Medical Labs & Testing Services........................  0.8
         Rental Auto/Equipment..................................  0.8
         Oil Refining & Marketing...............................  0.8
         Machinery -- General Industrial........................  0.8
         Intimate Apparel.......................................  0.8
         Instruments -- Scientific..............................  0.8
         Agricultural Operations................................  0.8
         Banks -- Commercial....................................  0.8
         Food -- Retail.........................................  0.7
         Pharmacy Services......................................  0.7
         Steel -- Producers.....................................  0.7
         Food -- Wholesale/Distribution.........................  0.6
         Broadcast Services/Program.............................  0.5
         Investment Management/Advisor Services.................  0.5
         Medical -- HMO.........................................  0.4
         Electronics -- Military................................  0.4
         Enterprise Software/Service............................  0.4
         Soap & Cleaning Preparation............................  0.4
         Savings & Loans/Thrifts................................  0.4
         Multimedia.............................................  0.3
         Human Resources........................................  0.3
                                                                 ----
                                                                 99.8%
                                                                 ====

*  Calculated as a percentage of net assets

AIG Retirement Company II Large Cap Value Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008
--------------------------------------------------------------------------------


                                                              Market Value
                   Security Description               Shares    (Note 2)
      --------------------------------------------------------------------
      COMMON STOCK -- 98.5%
      Aerospace/Defense -- 0.9%
        Lockheed Martin Corp.........................  24,700 $ 2,876,068
                                                              -----------
      Agricultural Chemicals -- 1.0%
        CF Industries Holdings, Inc..................  20,821   3,173,120
                                                              -----------
      Agricultural Operations -- 0.8%
        Bunge, Ltd...................................  26,100   2,332,296
                                                              -----------
      Banks - Commercial -- 0.8%
        Bank of Hawaii Corp..........................  43,414   2,295,732
                                                              -----------
      Banks - Fiduciary -- 2.6%
        Northern Trust Corp..........................  60,249   4,843,417
        The Bank of New York Mellon Corp.............  93,086   3,221,707
                                                              -----------
                                                                8,065,124
                                                              -----------
      Banks - Super Regional -- 3.8%
        Bank of America Corp......................... 228,285   7,108,795
        Wells Fargo & Co............................. 150,500   4,555,635
                                                              -----------
                                                               11,664,430
                                                              -----------
      Broadcast Services/Program -- 0.5%
        Liberty Media Corp., Class A+................ 102,112   1,659,320
                                                              -----------
      Building - Residential/Commercial -- 1.1%
        NVR, Inc.+...................................   5,547   3,315,608
                                                              -----------
      Cable TV -- 1.0%
        The DIRECTV Group, Inc.+..................... 105,200   2,967,692
                                                              -----------
      Commercial Services-Finance -- 1.5%
        The Western Union Co......................... 161,307   4,455,299
                                                              -----------
      Computer Services -- 1.2%
        Affiliated Computer Services, Inc., Class A+.  69,500   3,700,180
                                                              -----------
      Computers -- 1.2%
        International Business Machines Corp.........  30,019   3,654,213
                                                              -----------
      Computers - Periphery Equipment -- 1.0%
        Lexmark International, Inc., Class A+........  89,400   3,215,718
                                                              -----------
      Consulting Services -- 1.3%
        SAIC, Inc.+..................................  94,900   1,902,745
        Watson Wyatt Worldwide, Inc., Class A........  36,100   2,115,099
                                                              -----------
                                                                4,017,844
                                                              -----------
      Cosmetics & Toiletries -- 1.9%
        Procter & Gamble Co..........................  84,830   5,918,589
                                                              -----------
      Distribution/Wholesale -- 1.0%
        Owens & Minor, Inc...........................  35,556   1,639,843
        WESCO International, Inc.+...................  33,100   1,272,364
                                                              -----------
                                                                2,912,207
                                                              -----------
      Diversified Manufacturing Operations -- 3.4%
        Acuity Brands, Inc...........................  23,721   1,032,100
        General Electric Co.......................... 336,728   9,462,057
                                                              -----------
                                                               10,494,157
                                                              -----------
      Electric Products - Misc. -- 1.0%
        GrafTech International, Ltd.+................ 146,500   2,976,880
                                                              -----------
      Electric - Integrated -- 4.6%
        American Electric Power Co., Inc.............  73,127   2,854,878
        Dominion Resources, Inc...................... 133,467   5,809,818
        Edison International......................... 118,664   5,449,051
                                                              -----------
                                                               14,113,747
                                                              -----------
      Electronics - Military -- 0.4%
        L-3 Communications Holdings, Inc.............  12,703   1,320,350
                                                              -----------


                                                              Market Value
                   Security Description               Shares    (Note 2)

      --------------------------------------------------------------------
      Engineering/R&D Services -- 2.2%
        EMCOR Group, Inc.+........................... 115,381 $ 3,931,031
        Foster Wheeler, Ltd.+........................  55,100   2,737,919
                                                              -----------
                                                                6,668,950
                                                              -----------
      Enterprise Software/Service -- 0.4%
        Oracle Corp.+................................  58,400   1,280,712
                                                              -----------
      Finance - Credit Card -- 1.6%
        Discover Financial Services.................. 300,915   4,950,052
                                                              -----------
      Finance - Investment Banker/Broker -- 5.9%
        Citigroup, Inc...............................  59,278   1,125,689
        JPMorgan Chase & Co.......................... 250,939   9,658,642
        Knight Capital Group, Inc., Class A+......... 194,602   3,354,939
        The Goldman Sachs Group, Inc.................  25,500   4,181,235
                                                              -----------
                                                               18,320,505
                                                              -----------
      Food - Retail -- 0.7%
        SUPERVALU, Inc...............................  95,400   2,212,326
                                                              -----------
      Food - Wholesale/Distribution -- 0.6%
        Fresh Del Monte Produce, Inc.+...............  82,790   1,921,556
                                                              -----------
      Human Resources -- 0.3%
        Hewitt Associates, Inc., Class A+............  24,571     988,000
                                                              -----------
      Instruments - Scientific -- 0.8%
        Thermo Fisher Scientific, Inc.+..............  38,966   2,359,781
                                                              -----------
      Insurance - Property/Casualty -- 2.4%
        Arch Capital Group, Ltd.+....................  48,107   3,355,944
        Chubb Corp...................................  82,678   3,969,371
                                                              -----------
                                                                7,325,315
                                                              -----------
      Insurance - Reinsurance -- 2.4%
        Aspen Insurance Holdings, Ltd................  67,552   1,830,659
        Axis Capital Holdings, Ltd...................  73,980   2,473,152
        Platinum Underwriters Holdings, Ltd..........  86,500   3,126,975
                                                              -----------
                                                                7,430,786
                                                              -----------
      Internet Security -- 1.4%
        Symantec Corp.+.............................. 195,700   4,366,067
                                                              -----------
      Intimate Apparel -- 0.8%
        The Warnaco Group, Inc.+.....................  47,671   2,458,393
                                                              -----------
      Investment Management/Advisor Services -- 0.5%
        Janus Capital Group, Inc.....................  54,500   1,469,865
                                                              -----------
      Machinery - Construction & Mining -- 1.3%
        Caterpillar, Inc.............................  58,157   4,113,445
                                                              -----------
      Machinery - General Industrial -- 0.8%
        Gardner Denver, Inc.+........................  56,000   2,527,840
                                                              -----------
      Medical Labs & Testing Services -- 0.8%
        Quest Diagnostics, Inc.......................  48,000   2,594,400
                                                              -----------
      Medical Products -- 2.7%
        Johnson & Johnson............................ 118,058   8,314,825
                                                              -----------
      Medical - Biomedical/Gene -- 0.9%
        Invitrogen Corp.+............................  34,286   1,455,783
        Martek Biosciences Corp.+....................  38,238   1,277,532
                                                              -----------
                                                                2,733,315
                                                              -----------
      Medical - Drugs -- 4.0%
        Merck & Co., Inc............................. 117,700   4,198,359
        Pfizer, Inc.................................. 425,781   8,136,675
                                                              -----------
                                                               12,335,034
                                                              -----------

AIG Retirement Company II Large Cap Value Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                               Market Value
                   Security Description                Shares    (Note 2)
     ----------------------------------------------------------------------
     COMMON STOCK (continued)
     Medical - HMO -- 0.4%
       AMERIGROUP Corp.+..............................  52,494 $ 1,358,545
                                                               -----------
     Medical - Hospitals -- 0.8%
       Universal Health Services, Inc., Class B.......  42,000   2,594,760
                                                               -----------
     Metal - Diversified -- 1.1%
       Freeport - McMoRan Copper & Gold, Inc..........  38,000   3,394,160
                                                               -----------
     Multimedia -- 0.3%
       Time Warner, Inc...............................  64,700   1,059,139
                                                               -----------
     Oil Companies - Exploration & Production -- 2.8%
       Apache Corp....................................  42,033   4,807,735
       Cimarex Energy Co..............................  20,952   1,163,674
       Devon Energy Corp..............................  24,828   2,533,697
                                                               -----------
                                                                 8,505,106
                                                               -----------
     Oil Companies - Integrated -- 12.7%
       Chevron Corp................................... 115,981  10,011,480
       ConocoPhillips................................. 119,071   9,824,548
       Exxon Mobil Corp............................... 241,100  19,290,411
                                                               -----------
                                                                39,126,439
                                                               -----------
     Oil Refining & Marketing -- 0.8%
       Valero Energy Corp.............................  73,537   2,556,146
                                                               -----------
     Pharmacy Services -- 0.7%
       Omnicare, Inc..................................  66,200   2,134,950
                                                               -----------
     Real Estate Investment Trusts -- 1.7%
       Boston Properties, Inc.........................  31,300   3,207,311
       Senior Housing Properties Trust................  99,605   2,159,436
                                                               -----------
                                                                 5,366,747
                                                               -----------
     Rental Auto/Equipment -- 0.8%
       United Rentals, Inc.+.......................... 159,127   2,576,266
                                                               -----------
     Retail - Apparel/Shoe -- 1.0%
       The Gap, Inc................................... 154,503   3,005,083
                                                               -----------
     Retail - Auto Parts -- 1.2%
       AutoZone, Inc.+................................  27,555   3,781,373
                                                               -----------
     Retail - Discount -- 2.7%
       Big Lots, Inc.+................................ 138,817   4,104,819
       Wal - Mart Stores, Inc.........................  72,985   4,311,224
                                                               -----------
                                                                 8,416,043
                                                               -----------
     Retail - Restaurants -- 1.5%
       McDonald's Corp................................  74,099   4,597,843
                                                               -----------
     Savings & Loans/Thrifts -- 0.4%
       Hudson City Bancorp, Inc.......................  61,770   1,139,039
                                                               -----------
     Soap & Cleaning Preparation -- 0.4%
       Church & Dwight Co., Inc.......................  20,400   1,275,000
                                                               -----------
     Steel - Producers -- 0.7%
       Reliance Steel & Aluminum Co...................  36,700   2,092,267
                                                               -----------
     Telephone - Integrated -- 4.0%
       AT&T, Inc...................................... 228,670   7,315,153
       Verizon Communications, Inc.................... 146,027   5,128,468
                                                               -----------
                                                                12,443,621
                                                               -----------
     Tobacco -- 2.1%
       Altria Group, Inc..............................  95,750   2,013,623
       Philip Morris International, Inc...............  82,569   4,433,955
                                                               -----------
                                                                 6,447,578
                                                               -----------

                                                            Market Value
                 Security Description              Shares     (Note 2)

       -----------------------------------------------------------------
       Vitamins & Nutrition Products -- 0.9%
         Herbalife, Ltd.........................    55,800  $  2,628,180
                                                            ------------
       Total Long-Term Investment Securities
          (cost $314,913,869)...................             303,998,026
                                                            ------------
       SHORT-TERM INVESTMENT SECURITIES -- 1.3%
       Registered Investment Companies -- 1.3%
         American Advantage Money Market Fund...
          (cost $4,022,638)                      4,022,638     4,022,638
                                                            ------------
       TOTAL INVESTMENTS
          (cost $318,936,507)(1)................      99.8%  308,020,664
       Other assets less liabilities............       0.2       614,701
                                                 ---------  ------------
       NET ASSETS --                                 100.0% $308,635,365
                                                 =========  ============

--------
 + Non-income producing security
(1)See Note 5 for cost of investments on a tax basis.

See Notes to Financial Statements

AIG Retirement Company II Mid Cap Growth Fund
PORTFOLIO PROFILE -- August 31, 2008 (Unaudited)
--------------------------------------------------------------------------------

Industry Allocation*

            Repurchase Agreements...........................   5.3%
            Retail -- Apparel/Shoe..........................   5.1
            Commercial Services -- Finance..................   3.2
            Containers -- Metal/Glass.......................   3.2
            Oil & Gas Drilling..............................   3.2
            Transport -- Truck..............................   3.1
            Wireless Equipment..............................   3.0
            Commercial Services.............................   3.0
            Electronic Components -- Semiconductors.........   2.9
            Engineering/R&D Services........................   2.7
            Schools.........................................   2.6
            Computer Services...............................   2.5
            Oil Companies -- Exploration & Production.......   2.4
            Machinery -- Construction & Mining..............   2.2
            Containers -- Paper/Plastic.....................   2.0
            Coal............................................   1.8
            Private Corrections.............................   1.7
            Multimedia......................................   1.7
            Consumer Products -- Misc.......................   1.7
            Semiconductor Equipment.........................   1.7
            Investment Management/Advisor Services..........   1.7
            Transactional Software..........................   1.7
            Pharmacy Services...............................   1.6
            Computers -- Memory Devices.....................   1.5
            Retail -- Drug Store............................   1.5
            Insurance -- Multi-line.........................   1.5
            Oil -- Field Services...........................   1.5
            Oil Field Machinery & Equipment.................   1.5
            Internet Security...............................   1.5
            Finance -- Consumer Loans.......................   1.4
            Finance -- Investment Banker/Broker.............   1.4
            Machinery -- Pumps..............................   1.3
            Instruments -- Scientific.......................   1.3
            Medical -- HMO..................................   1.3
            Cosmetics & Toiletries..........................   1.2
            Metal Processors & Fabrication..................   1.1
            Medical Labs & Testing Services.................   1.1
            Computer Aided Design...........................   1.1
            Research & Development..........................   1.1
            Telecommunication Equipment.....................   1.1
            Telecom Services................................   1.0
            Pipelines.......................................   1.0
            Medical -- Biomedical/Gene......................   1.0
            Retail -- Restaurants...........................   1.0
            Applications Software...........................   1.0
            Wire & Cable Products...........................   1.0
            Metal -- Iron...................................   1.0
            Therapeutics....................................   1.0
            Retail -- Discount..............................   0.9
            Medical -- Outpatient/Home Medical..............   0.9
            Electronic Connectors...........................   0.9
            X- Ray Equipment................................   0.8
            Networking Products.............................   0.8
            Retail -- Computer Equipment....................   0.8
            Computers -- Periphery Equipment................   0.7
            Decision Support Software.......................   0.6
            Apparel Manufacturers...........................   0.6
            Medical Instruments.............................   0.6
            Semiconductor Components -- Integrated Circuits.   0.6
            Agricultural Chemicals..........................   0.6
            Independent Power Producers.....................   0.5
            Retail -- Perfume & Cosmetics...................   0.4
            Real Estate Operations & Development............   0.1
                                                             -----
                                                             100.2%
                                                             =====

*  Calculated as a percentage of net assets

AIG Retirement Company II Mid Cap Growth Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008
--------------------------------------------------------------------------------


                                                               Market Value
                   Security Description                Shares    (Note 2)
     ----------------------------------------------------------------------
     COMMON STOCK -- 94.9%
     Agricultural Chemicals -- 0.6%
       Intrepid Potash, Inc.+.........................  25,990  $1,230,886
                                                                ----------
     Apparel Manufacturers -- 0.6%
       Under Armour, Inc., Class A+...................  38,059   1,282,969
                                                                ----------
     Applications Software -- 1.0%
       Check Point Software Technologies+.............  85,278   2,088,458
                                                                ----------
     Coal -- 1.8%
       Alpha Natural Resources, Inc.+.................  38,021   3,767,881
                                                                ----------
     Commercial Services -- 3.0%
       Alliance Data Systems Corp.+...................  66,919   4,298,876
       Quanta Services, Inc.+.........................  65,923   2,105,581
                                                                ----------
                                                                 6,404,457
                                                                ----------
     Commercial Services - Finance -- 3.2%
       Equifax, Inc...................................  34,080   1,204,046
       Moody's Corp...................................  98,604   4,009,239
       Riskmetrics Group, Inc.+.......................  76,486   1,698,754
                                                                ----------
                                                                 6,912,039
                                                                ----------
     Computer Aided Design -- 1.1%
       Ansys, Inc.+...................................  54,344   2,410,156
                                                                ----------
     Computer Services -- 2.5%
       Cognizant Technology Solutions Corp., Class A+.  82,720   2,425,350
       IHS, Inc.+.....................................  46,861   3,006,602
                                                                ----------
                                                                 5,431,952
                                                                ----------
     Computers - Memory Devices -- 1.5%
       NetApp, Inc.+.................................. 130,693   3,330,058
                                                                ----------
     Computers - Periphery Equipment -- 0.7%
       Logitech International SA+(2)..................  58,241   1,552,214
                                                                ----------
     Consumer Products - Misc. -- 1.7%
       Jarden Corp.+.................................. 140,704   3,611,872
                                                                ----------
     Containers - Metal/Glass -- 3.2%
       Crown Holdings, Inc.+.......................... 170,509   4,729,919
       Owens-Illinois, Inc.+..........................  48,383   2,157,882
                                                                ----------
                                                                 6,887,801
                                                                ----------
     Containers - Paper/Plastic -- 2.0%
       Pactiv Corp.+.................................. 160,179   4,304,010
                                                                ----------
     Cosmetics & Toiletries -- 1.2%
       The Estee Lauder Cos., Inc., Class A...........  52,127   2,594,361
                                                                ----------
     Decision Support Software -- 0.6%
       MSCI, Inc.+....................................  44,683   1,333,788
                                                                ----------
     Electronic Components - Semiconductors -- 2.9%
       Altera Corp.................................... 100,185   2,268,188
       Intersil Corp., Class A........................  68,766   1,611,187
       MEMC Electronic Materials, Inc.+...............  10,952     537,634
       ON Semiconductor Corp.+........................ 194,576   1,842,635
                                                                ----------
                                                                 6,259,644
                                                                ----------
     Electronic Connectors -- 0.9%
       Amphenol Corp., Class A........................  42,224   2,006,485
                                                                ----------
     Engineering/R&D Services -- 2.7%
       Foster Wheeler, Ltd.+..........................  47,079   2,339,355
       The Shaw Group, Inc.+..........................  67,955   3,366,491
                                                                ----------
                                                                 5,705,846
                                                                ----------
     Finance - Consumer Loans -- 1.4%
       SLM Corp.+..................................... 187,231   3,091,184
                                                                ----------

                                                               Market Value
                   Security Description                Shares    (Note 2)

     ----------------------------------------------------------------------
     Finance - Investment Banker/Broker -- 1.4%
       TD Ameritrade Holding Corp.+................... 143,557  $2,932,870
                                                                ----------
     Independent Power Producers -- 0.5%
       Dynegy, Inc., Class A+......................... 165,000     983,400
                                                                ----------
     Instruments - Scientific -- 1.3%
       Waters Corp.+..................................  40,155   2,740,579
                                                                ----------
     Insurance - Multi-line -- 1.5%
       XL Capital, Ltd., Class A...................... 162,141   3,259,034
                                                                ----------
     Internet Security -- 1.5%
       McAfee, Inc.+..................................  79,835   3,158,273
                                                                ----------
     Investment Management/Advisor Services -- 1.7%
       Affiliated Managers Group, Inc.+...............  37,531   3,573,702
                                                                ----------
     Machinery - Construction & Mining -- 2.2%
       Bucyrus International, Inc.....................  47,252   3,300,552
       Joy Global, Inc................................  19,421   1,379,668
                                                                ----------
                                                                 4,680,220
                                                                ----------
     Machinery - Pumps -- 1.3%
       Flowserve Corp.................................  21,617   2,856,038
                                                                ----------
     Medical Instruments -- 0.6%
       Intuitive Surgical, Inc.+......................   4,326   1,277,338
                                                                ----------
     Medical Labs & Testing Services -- 1.1%
       Laboratory Corp. of America Holdings+..........  33,033   2,416,364
                                                                ----------
     Medical - Biomedical/Gene -- 1.0%
       Genzyme Corp.+.................................  27,131   2,124,357
                                                                ----------
     Medical - HMO -- 1.3%
       Humana, Inc.+..................................  58,095   2,695,608
                                                                ----------
     Medical - Outpatient/Home Medical -- 0.9%
       Amedisys, Inc.+................................  38,199   2,032,951
                                                                ----------
     Metal Processors & Fabrication -- 1.1%
       Precision Castparts Corp.......................  23,579   2,434,768
                                                                ----------
     Metal - Iron -- 1.0%
       Cleveland-Cliffs, Inc..........................  20,378   2,062,661
                                                                ----------
     Multimedia -- 1.7%
       The McGraw-Hill Cos., Inc......................  84,377   3,614,711
                                                                ----------
     Networking Products -- 0.8%
       Infinera Corp.+................................  59,247     652,902
       Juniper Networks, Inc.+........................  41,675   1,071,047
                                                                ----------
                                                                 1,723,949
                                                                ----------
     Oil & Gas Drilling -- 3.2%
       ENSCO International, Inc.......................  17,624   1,194,555
       Helmerich & Payne, Inc.........................  39,839   2,275,604
       Noble Corp.....................................  65,533   3,295,654
                                                                ----------
                                                                 6,765,813
                                                                ----------
     Oil Companies - Exploration & Production -- 2.4%
       Carrizo Oil & Gas, Inc.+.......................  44,104   2,189,322
       Southwestern Energy Co.+.......................  77,864   2,987,642
                                                                ----------
                                                                 5,176,964
                                                                ----------
     Oil Field Machinery & Equipment -- 1.5%
       FMC Technologies, Inc.+........................  59,126   3,166,789
                                                                ----------
     Oil - Field Services -- 1.5%
       Hercules Offshore, Inc.+.......................  98,183   2,166,899
       Smith International, Inc.......................  15,056   1,049,403
                                                                ----------
                                                                 3,216,302
                                                                ----------

AIG Retirement Company II Mid Cap Growth Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------



                                                                  Market Value
                   Security Description                   Shares    (Note 2)
  ----------------------------------------------------------------------------
  COMMON STOCK (continued)
  Pharmacy Services -- 1.6%
    Express Scripts, Inc.+...............................  47,452 $ 3,483,451
                                                                  -----------
  Pipelines -- 1.0%
    Williams Cos., Inc...................................  69,359   2,142,500
                                                                  -----------
  Private Corrections -- 1.7%
    Corrections Corp. of America+........................ 139,655   3,714,823
                                                                  -----------
  Real Estate Operations & Development -- 0.1%
    Meruelo Maddux Properties, Inc.+..................... 121,152     165,978
                                                                  -----------
  Research & Development -- 1.1%
    Pharmaceutical Product Development, Inc..............  59,058   2,409,566
                                                                  -----------
  Retail - Apparel/Shoe -- 5.1%
    Aeropostale, Inc.+................................... 104,657   3,648,343
    Guess ?, Inc.........................................  63,060   2,350,246
    Hanesbrands, Inc.+................................... 145,957   3,479,615
    Urban Outfitters, Inc.+..............................  38,130   1,358,191
                                                                  -----------
                                                                   10,836,395
                                                                  -----------
  Retail - Computer Equipment -- 0.8%
    GameStop Corp., Class A+.............................  37,146   1,629,595
                                                                  -----------
  Retail - Discount -- 0.9%
    Dollar Tree ,Inc.+...................................  53,472   2,051,186
                                                                  -----------
  Retail - Drug Store -- 1.5%
    Shoppers Drug Mart Corp..............................  63,116   3,293,112
                                                                  -----------
  Retail - Perfume & Cosmetics -- 0.4%
    Ulta Salon Cosmetics & Fragrance, Inc.+..............  74,437     809,875
                                                                  -----------
  Retail - Restaurants -- 1.0%
    Burger King Holdings, Inc............................  84,687   2,101,931
                                                                  -----------
  Schools -- 2.6%
    Apollo Group, Inc., Class A+.........................  51,550   3,282,704
    ITT Educational Services, Inc.+......................  25,899   2,302,680
                                                                  -----------
                                                                    5,585,384
                                                                  -----------
  Semiconductor Components - Integrated Circuits -- 0.6%
    Maxim Integrated Products, Inc.......................  61,824   1,270,483
                                                                  -----------
  Semiconductor Equipment -- 1.7%
    Lam Research Corp.+..................................  97,430   3,581,527
                                                                  -----------
  Telecom Services -- 1.0%
    Amdocs, Ltd.+........................................  74,579   2,251,540
                                                                  -----------
  Telecommunication Equipment -- 1.1%
    CommScope, Inc.+.....................................  46,577   2,280,876
                                                                  -----------
  Therapeutics -- 1.0%
    United Therapeutics Corp.+...........................  19,419   2,060,938
                                                                  -----------
  Transactional Software -- 1.7%
    Solera Holdings, Inc.+............................... 115,845   3,571,501
                                                                  -----------
  Transport - Truck -- 3.1%
    Con-way, Inc.........................................  52,705   2,587,815
    J.B. Hunt Transport Services, Inc....................  38,809   1,414,588
    Landstar System, Inc.................................  52,231   2,560,364
                                                                  -----------
                                                                    6,562,767
                                                                  -----------
  Wire & Cable Products -- 1.0%
    General Cable Corp.+.................................  42,069   2,070,636
                                                                  -----------

                                                             Shares/
                                                            Principal   Market Value
                  Security Description                       Amount       (Note 2)

-------------------------------------------------------------------------------------
Wireless Equipment -- 3.0%
  American Tower Corp., Class A+..........................      31,029  $  1,282,428
  Crown Castle International Corp.+.......................      64,099     2,397,303
  SBA Communications Corp., Class A+......................      79,910     2,791,256
                                                                        ------------
                                                                           6,470,987
                                                                        ------------
X - Ray Equipment -- 0.8%
  Hologic, Inc.+..........................................      85,278     1,809,598
                                                                        ------------
Total Long - Term Investment Securities
   (cost $196,612,626)....................................               203,253,401
                                                                        ------------
REPURCHASE AGREEMENT -- 5.3%
  Agreement with State Street Bank & Trust Co., bearing
   interest at 1.58%, dated 08/29/08, to be repurchased
   09/02/08 in the amount of $11,279,980 and
   collateralized by Federal National Mtg. Assoc. Notes,
   bearing interest at 4.12% due 05/06/13 and having an
   approximate value of $11,618,194
   (cost $11,278,000)..................................... $11,278,000    11,278,000
                                                                        ------------
TOTAL INVESTMENTS
   (cost $207,890,626)(1).................................       100.2%  214,531,401
Liabilities in excess of other assets.....................        (0.2)     (330,875)
                                                           -----------  ------------
NET ASSETS --                                                    100.0% $214,200,526
                                                           ===========  ============

--------
 + Non-income producing security
(1)See Note 5 for cost of investments on a tax basis.
(2)Security was valued using fair value procedures at August 31, 2008. See Note 2 regarding fair value pricing procedures for foreign equity securities.

See Notes to Financial Statements

AIG Retirement Company II Mid Cap Value Fund
PORTFOLIO PROFILE -- August 31, 2008 -- (Unaudited)
--------------------------------------------------------------------------------

Industry Allocation*

                Electric -- Integrated.................... 7.0%
                Real Estate Investment Trusts............. 3.5
                Banks -- Commercial....................... 2.8
                Containers -- Paper/Plastic............... 2.7
                Diversified Manufacturing Operations...... 2.7
                Containers -- Metal/Glass................. 2.7
                Chemicals -- Diversified.................. 2.6
                Insurance -- Life/Health.................. 2.5
                Electronic Parts Distribution............. 2.3
                Electronic Components -- Semiconductors... 2.1
                Oil Companies -- Exploration & Production. 2.1
                Semiconductor Equipment................... 1.9
                Gas -- Distribution....................... 1.9
                Telecom Services.......................... 1.9
                Insurance -- Reinsurance.................. 1.9
                Retail -- Apparel/Shoe.................... 1.7
                Medical -- Generic Drugs.................. 1.7
                Transport -- Truck........................ 1.7
                Chemicals -- Specialty.................... 1.7
                Investment Management/Advisor Services.... 1.6
                Savings & Loans/Thrifts................... 1.6
                Banks -- Super Regional................... 1.5
                Electronic Components -- Misc............. 1.5
                Time Deposits............................. 1.5
                Airlines.................................. 1.4
                Building -- Residential/Commercial........ 1.4
                Computer Services......................... 1.4
                Food -- Misc.............................. 1.3
                Food -- Meat Products..................... 1.2
                Home Decoration Products.................. 1.2
                Repurchase Agreements..................... 1.2
                Retail -- Major Department Stores......... 1.2
                Medical Products.......................... 1.2
                Food -- Dairy Products.................... 1.1
                Insurance -- Property/Casualty............ 1.1
                Finance -- Investment Banker/Broker....... 1.1
                Enterprise Software/Service............... 1.1
                Aerospace/Defense -- Equipment............ 1.0
                Medical -- HMO............................ 1.0
                Internet Security......................... 1.0
                Agricultural Chemicals.................... 1.0
                Auto/Truck Parts & Equipment -- Original.. 0.9
                Fisheries................................. 0.9
                Machine Tools & Related Products.......... 0.9
                Engineering/R&D Services.................. 0.8
                Retail -- Restaurants..................... 0.8
                Commercial Services....................... 0.8
                Insurance Brokers......................... 0.8
                Non -- Hazardous Waste Disposal........... 0.8
                Distribution/Wholesale.................... 0.8
                Computer Graphics......................... 0.7
                Apparel Manufacturers..................... 0.7
                Printing -- Commercial.................... 0.7
                Telephone -- Integrated................... 0.7
                Medical -- Drugs.......................... 0.7
                Advertising Agencies...................... 0.7
                Medical -- Wholesale Drug Distribution.... 0.7
                Medical Labs & Testing Services........... 0.7
                Telecom Equipment -- Fiber Optics......... 0.6
                Metal -- Iron............................. 0.6
                Insurance -- Multi-line................... 0.6
                Oil & Gas Drilling........................ 0.6
                Finance -- Commercial..................... 0.6
                Tools -- Hand Held........................ 0.6
                Pipelines................................. 0.5
                Banks -- Fiduciary........................ 0.5
                Non-Ferrous Metals........................ 0.5
                Oil -- Field Services..................... 0.5
                Computers -- Memory Devices............... 0.5

                  Diversified Operations...............  0.5
                  Retail -- Automobile.................  0.5
                  Therapeutics.........................  0.5
                  Agricultural Operations..............  0.4
                  Beverages -- Non-alcoholic...........  0.4
                  Machinery -- Farming.................  0.4
                  Retail -- Auto Parts.................  0.4
                  Telecommunication Equipment..........  0.4
                  Real Estate Operations & Development.  0.4
                  Electronic Connectors................  0.3
                  Finance -- Other Services............  0.3
                  Computers -- Integrated Systems......  0.3
                  Coatings/Paint.......................  0.3
                  Food -- Retail.......................  0.2
                  Sugar................................  0.2
                  Finance -- Credit Card...............  0.1
                  Energy -- Alternate Sources..........  0.1
                                                        ----
                                                        99.9%
                                                        ====

*  Calculated as a percentage of net assets

AIG Retirement Company II Mid Cap Value Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008
--------------------------------------------------------------------------------



                                                               Market Value
                 Security Description                 Shares     (Note 2)
    -----------------------------------------------------------------------
    COMMON STOCK -- 96.7%
    Advertising Agencies -- 0.7%
      Omnicom Group, Inc............................   102,966 $ 4,364,729
                                                               -----------
    Aerospace/Defense - Equipment -- 1.0%
      Alliant Techsystems, Inc.+....................    61,000   6,419,030
                                                               -----------
    Agricultural Chemicals -- 1.0%
      Agrium, Inc...................................    53,600   4,518,480
      Terra Industries, Inc.........................    27,537   1,383,734
                                                               -----------
                                                                 5,902,214
                                                               -----------
    Agricultural Operations -- 0.4%
      Chaoda Modern Agriculture(5).................. 2,458,000   2,608,881
                                                               -----------
    Airlines -- 1.4%
      Northwest Airlines Corp.+.....................   503,700   4,926,186
      Southwest Airlines Co.........................   248,497   3,784,609
                                                               -----------
                                                                 8,710,795
                                                               -----------
    Apparel Manufacturers -- 0.7%
      VF Corp.......................................    57,700   4,572,725
                                                               -----------
    Auto/Truck Parts & Equipment - Original -- 0.9%
      Autoliv, Inc..................................    56,963   2,186,810
      TRW Automotive Holdings Corp.+................   184,100   3,531,038
                                                               -----------
                                                                 5,717,848
                                                               -----------
    Banks - Commercial -- 2.8%
      City National Corp............................    64,345   3,184,434
      M&T Bank Corp.................................   120,276   8,580,490
      Popular, Inc..................................   453,309   3,694,468
      Zions Bancorp.................................    74,559   2,001,164
                                                               -----------
                                                                17,460,556
                                                               -----------
    Banks - Fiduciary -- 0.5%
      Northern Trust Corp...........................    39,678   3,189,714
                                                               -----------
    Banks - Super Regional -- 1.0%
      Comerica, Inc.................................   101,200   2,842,708
      Fifth Third Bancorp...........................    45,619     719,868
      Huntington Bancshares, Inc....................   370,800   2,714,256
                                                               -----------
                                                                 6,276,832
                                                               -----------
    Beverages - Non - alcoholic -- 0.4%
      Pepsi Bottling Group, Inc.....................   104,014   3,076,734
                                                               -----------
    Building - Residential/Commercial -- 1.4%
      D.R. Horton, Inc..............................    53,243     663,408
      M.D.C Holdings, Inc...........................   173,000   7,170,850
      Toll Brothers, Inc.+..........................    32,468     807,804
                                                               -----------
                                                                 8,642,062
                                                               -----------
    Chemicals - Diversified -- 2.6%
      Celanese Corp., Class A.......................   121,600   4,688,896
      FMC Corp......................................   117,300   8,626,242
      Rohm & Haas Co................................    32,785   2,460,514
                                                               -----------
                                                                15,775,652
                                                               -----------
    Chemicals - Specialty -- 1.7%
      Cytec Industries, Inc.........................    13,156     668,325
      Eastman Chemical Co...........................    87,168   5,257,974
      Rhodia SA(5)..................................   221,955   4,314,403
                                                               -----------
                                                                10,240,702
                                                               -----------
    Coatings/Paint -- 0.3%
      The Sherwin-Williams Co.......................    27,344   1,600,991
                                                               -----------
    Commercial Services -- 0.8%
      PHH Corp.+....................................   320,500   4,887,625
                                                               -----------

                                                                Market Value
                  Security Description                 Shares     (Note 2)

    ------------------------------------------------------------------------
    Computer Graphics -- 0.7%
      Compagnie Generale de Geophysique-Veritas ADR+.   112,100 $ 4,607,310
                                                                -----------
    Computer Services -- 1.4%
      CACI International, Inc., Class A+.............   167,700   8,494,005
                                                                -----------
    Computers - Integrated Systems -- 0.3%
      NCR Corp.+.....................................    69,100   1,828,386
                                                                -----------
    Computers - Memory Devices -- 0.5%
      Seagate Technology.............................   203,800   3,038,658
                                                                -----------
    Containers - Metal/Glass -- 2.7%
      Greif, Inc., Class A...........................    84,700   5,853,617
      Owens-Illinois, Inc.+..........................   239,891  10,699,139
                                                                -----------
                                                                 16,552,756
                                                                -----------
    Containers - Paper/Plastic -- 2.7%
      Pactiv Corp.+..................................   390,484  10,492,305
      Sonoco Products Co.............................   178,702   6,175,941
                                                                -----------
                                                                 16,668,246
                                                                -----------
    Distribution/Wholesale -- 0.8%
      United Stationers, Inc.+.......................    94,446   4,682,633
                                                                -----------
    Diversified Manufacturing Operations -- 2.7%
      Dover Corp.....................................    48,700   2,404,806
      Eaton Corp.....................................    59,533   4,356,625
      Pentair, Inc...................................   143,100   5,258,925
      Teleflex, Inc..................................    71,800   4,636,126
                                                                -----------
                                                                 16,656,482
                                                                -----------
    Diversified Operations -- 0.5%
      First Pacific Co.(5)........................... 4,830,000   2,981,166
                                                                -----------
    Electric - Integrated -- 7.0%
      Allegheny Energy, Inc..........................    52,804   2,393,605
      Edison International...........................   155,652   7,147,540
      Northeast Utilities............................   230,500   6,198,145
      PG&E Corp......................................   110,334   4,560,104
      PPL Corp.......................................    67,097   2,936,836
      Sierra Pacific Resources.......................   429,200   4,824,208
      TECO Energy, Inc...............................   173,300   3,091,672
      Westar Energy, Inc.............................    58,620   1,327,743
      Wisconsin Energy Corp..........................   229,026  10,711,546
                                                                -----------
                                                                 43,191,399
                                                                -----------
    Electronic Components - Misc. -- 1.5%
      Flextronics International, Ltd.+...............   639,862   5,707,569
      Kingboard Laminates Holdings, Ltd.(5).......... 6,290,500   3,340,295
                                                                -----------
                                                                  9,047,864
                                                                -----------
    Electronic Components - Semiconductors -- 2.1%
      Fairchild Semiconductor International, Inc.+...   598,254   7,502,105
      Intersil Corp., Class A........................   100,946   2,365,165
      MEMC Electronic Materials, Inc.+...............    62,608   3,073,427
                                                                -----------
                                                                 12,940,697
                                                                -----------
    Electronic Connectors -- 0.3%
      Amphenol Corp., Class A........................    43,755   2,079,238
                                                                -----------
    Electronic Parts Distribution -- 2.3%
      Arrow Electronics, Inc.+.......................   286,792   9,518,626
      Avnet, Inc.+...................................   159,285   4,675,015
                                                                -----------
                                                                 14,193,641
                                                                -----------

AIG Retirement Company II Mid Cap Value Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                                         Market Value
                    Security Description                        Shares     (Note 2)
-------------------------------------------------------------------------------------
COMMON STOCK (continued)
Energy - Alternate Sources -- 0.1%
  Brasil Ecodiesel Industria e Comercio de Biocombustiveis e
   Oleos Vegetais SA ADR*.....................................   183,700 $   290,209
  Brasil Ecodiesel Industria e Comercio de Biocombustiveis e
   Oleos Vegetais SA ADR......................................   158,700     250,714
                                                                         -----------
                                                                             540,923
                                                                         -----------
Engineering/R&D Services -- 0.8%
  URS Corp.+..................................................   108,675   5,212,053
                                                                         -----------
Enterprise Software/Service -- 1.1%
  BMC Software, Inc.+.........................................    88,875   2,893,770
  CA, Inc.....................................................   153,855   3,678,673
                                                                         -----------
                                                                           6,572,443
                                                                         -----------
Finance - Commercial -- 0.6%
  CIT Group, Inc..............................................   365,614   3,769,480
                                                                         -----------
Finance - Credit Card -- 0.1%
  Discover Financial Services.................................    53,521     880,420
                                                                         -----------
Finance - Investment Banker/Broker -- 1.1%
  Lazard, Ltd., Class A.......................................    60,349   2,558,194
  TD Ameritrade Holding Corp.+................................   197,730   4,039,624
                                                                         -----------
                                                                           6,597,818
                                                                         -----------
Finance - Other Services -- 0.3%
  Solar Cayman Ltd.+*(1)(2)(4)(6).............................   120,200   1,829,444
                                                                         -----------
Fisheries -- 0.9%
  Marine Harvest+(5).......................................... 8,020,000   5,602,390
                                                                         -----------
Food - Dairy Products -- 1.1%
  Dean Foods Co.+.............................................   273,400   6,881,478
                                                                         -----------
Food - Meat Products -- 1.2%
  Marfrig Frigorificos e Comercio de Alimentos SA.............   267,700   2,691,781
  Perdigao SA.................................................    66,600   1,667,452
  Smithfield Foods, Inc.+.....................................   158,401   3,185,444
                                                                         -----------
                                                                           7,544,677
                                                                         -----------
Food - Misc. -- 1.3%
  ConAgra Foods, Inc..........................................   263,343   5,601,306
  Corn Products International, Inc............................    51,747   2,317,748
                                                                         -----------
                                                                           7,919,054
                                                                         -----------
Food - Retail -- 0.2%
  SUPERVALU, Inc..............................................    63,791   1,479,313
                                                                         -----------
Gas - Distribution -- 1.9%
  Sempra Energy...............................................    96,243   5,574,395
  UGI Corp....................................................   231,816   6,374,940
                                                                         -----------
                                                                          11,949,335
                                                                         -----------
Home Decoration Products -- 1.2%
  Newell Rubbermaid, Inc......................................   424,326   7,680,301
                                                                         -----------
Insurance Brokers -- 0.8%
  AON Corp....................................................    99,707   4,735,085
                                                                         -----------
Insurance - Life/Health -- 2.5%
  Reinsurance Group of America, Inc...........................   141,195   6,799,951
  StanCorp Financial Group, Inc...............................    59,969   2,939,081
  Unum Group..................................................   216,485   5,500,884
                                                                         -----------
                                                                          15,239,916
                                                                         -----------
Insurance - Multi - line -- 0.6%
  Assurant, Inc...............................................    65,581   3,831,898
                                                                         -----------

                                                               Market Value
                   Security Description                Shares    (Note 2)

     ----------------------------------------------------------------------
     Insurance - Property/Casualty -- 1.1%
       Arch Capital Group, Ltd.+......................  57,007 $ 3,976,808
       W.R. Berkley Corp.............................. 112,827   2,658,204
                                                               -----------
                                                                 6,635,012
                                                               -----------
     Insurance - Reinsurance -- 1.9%
       Everest Re Group, Ltd..........................  87,225   7,163,789
       Platinum Underwriters Holdings, Ltd............ 119,755   4,329,143
                                                               -----------
                                                                11,492,932
                                                               -----------
     Internet Security -- 1.0%
       McAfee, Inc.+.................................. 156,400   6,187,184
                                                               -----------
     Investment Management/Advisor Services -- 1.6%
       Affiliated Managers Group, Inc.+...............  49,776   4,739,671
       Invesco, Ltd................................... 210,029   5,383,043
                                                               -----------
                                                                10,122,714
                                                               -----------
     Machine Tools & Related Products -- 0.9%
       Kennametal, Inc................................ 155,100   5,464,173
                                                               -----------
     Machinery - Farming -- 0.4%
       AGCO Corp.+....................................  40,075   2,469,822
                                                               -----------
     Medical Labs & Testing Services -- 0.7%
       Laboratory Corp. of America Holdings+..........  58,100   4,250,015
                                                               -----------
     Medical Products -- 1.2%
       West Pharmaceutical Services, Inc.............. 146,700   7,160,427
                                                               -----------
     Medical - Drugs -- 0.7%
       Endo Pharmaceuticals Holdings, Inc.+........... 124,012   2,817,553
       Forest Laboratories, Inc.+.....................  43,787   1,562,758
                                                               -----------
                                                                 4,380,311
                                                               -----------
     Medical - Generic Drugs -- 1.7%
       Barr Pharmaceuticals, Inc.+.................... 105,135   7,100,818
       Impax Laboratories, Inc.+(2)(6)................ 424,915   3,399,745
                                                               -----------
                                                                10,500,563
                                                               -----------
     Medical - HMO -- 1.0%
       Coventry Health Care, Inc.+....................  39,171   1,371,768
       Humana, Inc.+.................................. 104,600   4,853,440
                                                               -----------
                                                                 6,225,208
                                                               -----------
     Medical - Wholesale Drug Distribution -- 0.7%
       AmerisourceBergen Corp......................... 105,568   4,329,344
                                                               -----------
     Metal - Iron -- 0.6%
       Cleveland - Cliffs, Inc........................  38,900   3,937,458
                                                               -----------
     Non - Ferrous Metals -- 0.5%
       Uranium One, Inc.+............................. 526,800   2,257,431
       USEC, Inc.+.................................... 161,200     928,512
                                                               -----------
                                                                 3,185,943
                                                               -----------
     Non - Hazardous Waste Disposal -- 0.8%
       Republic Services, Inc......................... 142,655   4,689,070
                                                               -----------
     Oil & Gas Drilling -- 0.6%
       Nabors Industries, Ltd.+....................... 106,397   3,787,733
                                                               -----------
     Oil Companies - Exploration & Production -- 2.1%
       Forest Oil Corp.+..............................  10,828     616,330
       Newfield Exploration Co.+...................... 127,628   5,771,338
       Noble Energy, Inc..............................  80,078   5,743,995
       Plains Exploration & Production Co.+...........  11,249     606,321
                                                               -----------
                                                                12,737,984
                                                               -----------

AIG Retirement Company II Mid Cap Value Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                                Market Value
                   Security Description                 Shares    (Note 2)
    ------------------------------------------------------------------------
    COMMON STOCK (continued)
    Oil - Field Services -- 0.5%
      BJ Services Co...................................  62,082 $ 1,666,902
      SBM Offshore NV(5)...............................  62,685   1,517,262
                                                                -----------
                                                                  3,184,164
                                                                -----------
    Pipelines -- 0.5%
      El Paso Corp..................................... 198,056   3,319,419
                                                                -----------
    Printing - Commercial -- 0.7%
      R.R. Donnelley & Sons Co......................... 163,237   4,551,048
                                                                -----------
    Real Estate Investment Trusts -- 3.5%
      Annaly Capital Management, Inc................... 299,100   4,474,536
      Boston Properties, Inc...........................  30,584   3,133,942
      Developers Diversified Realty Corp...............  59,321   1,987,847
      Essex Property Trust, Inc........................  19,336   2,269,080
      Federal Realty Investment Trust..................  28,221   2,141,409
      LaSalle Hotel Properties.........................  87,900   2,291,553
      Liberty Property Trust...........................  97,300   3,674,048
      ProLogis.........................................  43,015   1,852,226
                                                                -----------
                                                                 21,824,641
                                                                -----------
    Real Estate Operations & Development -- 0.4%
      Brookfield Properties Corp....................... 108,015   2,235,910
                                                                -----------
    Retail - Apparel/Shoe -- 1.7%
      American Eagle Outfitters, Inc................... 276,000   4,153,800
      Guess ?, Inc.....................................  35,516   1,323,681
      The Gap, Inc..................................... 271,926   5,288,961
                                                                -----------
                                                                 10,766,442
                                                                -----------
    Retail - Auto Parts -- 0.4%
      Advance Auto Parts, Inc..........................  56,153   2,416,825
                                                                -----------
    Retail - Automobile -- 0.5%
      Copart, Inc.+....................................  66,400   2,922,264
                                                                -----------
    Retail - Major Department Stores -- 1.2%
      J.C. Penney Co., Inc.............................  94,798   3,694,278
      TJX Cos., Inc.................................... 100,668   3,648,208
                                                                -----------
                                                                  7,342,486
                                                                -----------
    Retail - Restaurants -- 0.8%
      Burger King Holdings, Inc........................ 203,467   5,050,051
                                                                -----------
    Savings & Loans/Thrifts -- 1.6%
      Astoria Financial Corp........................... 183,943   4,019,155
      Sovereign Bancorp, Inc........................... 455,900   4,403,994
      Washington Mutual, Inc........................... 331,100   1,340,955
                                                                -----------
                                                                  9,764,104
                                                                -----------
    Semiconductor Equipment -- 1.9%
      Teradyne, Inc.+.................................. 332,100   3,098,493
      Varian Semiconductor Equipment Associates, Inc.+. 276,850   8,942,255
                                                                -----------
                                                                 12,040,748
                                                                -----------
    Sugar -- 0.2%
      Cosan, Ltd. Class A+............................. 103,900   1,244,722
                                                                -----------
    Telecom Equipment - Fiber Optics -- 0.6%
      JDS Uniphase Corp.+.............................. 391,800   3,980,688
                                                                -----------

                                                            Shares/
                                                           Principal  Market Value
                 Security Description                       Amount      (Note 2)

----------------------------------------------------------------------------------
Telecom Services -- 1.9%
  Embarq Corp............................................     60,200  $  2,839,032
  TW Telecom, Inc.+......................................    238,817     3,663,453
  Virgin Media, Inc......................................    448,800     5,116,320
                                                                      ------------
                                                                        11,618,805
                                                                      ------------
Telecommunication Equipment -- 0.4%
  Harris Corp............................................     45,455     2,380,024
                                                                      ------------
Telephone - Integrated -- 0.7%
  Windstream Corp........................................    354,991     4,408,988
                                                                      ------------
Therapeutics -- 0.5%
  Theravance, Inc.+......................................    205,671     2,803,296
                                                                      ------------
Tools - Hand Held -- 0.6%
  The Stanley Works......................................     72,417     3,472,395
                                                                      ------------
Transport - Truck -- 1.7%
  Werner Enterprises, Inc................................    457,150    10,427,591
                                                                      ------------
Total Common Stock
   (cost $615,354,321)...................................              597,986,103
                                                                      ------------
PREFERRED STOCK -- 0.5%
Banks - Super Regional -- 0.5%
  National City Corp.
   (cost $3,000,000)(1)(2)(6)............................         30     3,024,000
                                                                      ------------
RIGHTS -- 0.0%
Food - Meat Products -- 0.0%
  Marfrig Frigorificos e Comercio de Alimentos SA
   Expires 09/17/08
   (cost $0).............................................     83,998             0
                                                                      ------------
Total Long-Term Investment Securities
   (cost $618,354,321)...................................              601,010,103
                                                                      ------------
SHORT-TERM INVESTMENT SECURITIES -- 1.5%
Time Deposits -- 1.5%
  Euro Time Deposit with State Street Bank & Trust Co.
   1.35% due 09/02/08
   (cost $8,928,000)..................................... $8,928,000     8,928,000
                                                                      ------------
REPURCHASE AGREEMENT -- 1.2%
  Agreement with State Street Bank & Trust Co.,
   bearing interest at 1.58%, dated 08/29/08, to be
   repurchased 09/02/08 in the amount of $7,669,346
   and collateralized by Federal Home Loan Bank Bonds,
   bearing interest at 4.38% due 09/17/10 and having an
   approximate value of $7,898,261
   (cost $7,668,000).....................................  7,668,000     7,668,000
                                                                      ------------
TOTAL INVESTMENTS
   (cost $634,950,321)(3)................................       99.9%  617,606,103
Other assets less liabilities............................        0.1       543,955
                                                          ----------  ------------
NET ASSETS --                                                  100.0% $618,150,058
                                                          ==========  ============

--------
+  Non-income producing security
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At August 31, 2008, the aggregate value of these securities was $2,119,653 representing 0.3% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

AIG Retirement Company II Mid Cap Value Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------

(1)To the extent permitted by the Statement of Additional Information, the Mid Cap Value Fund may invest in restricted securities. The Fund has no right to demand registration of these securities. The securities are valued pursuant to Note 2. Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. As of August 31, 2008, the Mid Cap Value Fund held the following restricted securities:

                                                                  Market    Value as a
                     Acquisition         Acquisition   Market      Value       % of
       Name             Date     Shares     Cost       Value     Per Share  Net Assets
-------------------- ----------- ------- ----------- ---------- ----------- ----------
National City Corp.
 Preferred Stock....  04/21/08        30  3,000,000   3,024,000 $100,800.00    0.49%
Solar Cayman Ltd.
 Common Stock.......  03/09/07   120,200  1,803,000   1,829,444 $     15.22    0.29%
                                                     ----------                ----
                                                     $4,853,444                0.78%
                                                     ==========                ====

(2)Fair valued security; see Note 2
(3)See Note 5 for cost of investments on a tax basis.
(4)Consists of more than one type of securities traded together as a unit.
(5)Security was valued using fair value procedures at August 31, 2008. See Note 2 regarding fair value pricing procedures for foreign equity securities.
(6)Illiquid security

ADR--American Depository Receipt

See Notes to Financial Statements

AIG Retirement Company II Moderate Growth Lifestyle Fund
PORTFOLIO PROFILE -- August 31, 2008 (Unaudited)
--------------------------------------------------------------------------------

Industry Allocation*

                Domestic Equity Investment Companies....  45.1%
                Fixed Income Investment Companies.......  44.8
                International Equity Investment Company.   7.0
                Registered Investment Company...........   3.3
                                                         -----
                                                         100.2%
                                                         =====

*  Calculated as a percentage of net assets

AIG Retirement Company II Moderate Growth Lifestyle Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008
--------------------------------------------------------------------------------



                                                                   Market Value
                 Security Description                     Shares     (Note 2)
--------------------------------------------------------------------------------
AFFILIATED REGISTERED INVESTMENT COMPANIES(1) -- 96.9%
Domestic Equity Investment Companies -- 45.1%
 AIG Retirement Co. I Blue Chip Growth Fund............ 1,138,835  $ 11,092,256
 AIG Retirement Co. I Global Real Estate Fund+.........   748,431     7,297,205
 AIG Retirement Co. I Stock Index Fund.................   146,683     4,670,397
 AIG Retirement Co. I Value Fund.......................   800,318     8,027,190
 AIG Retirement Co. II Capital Appreciation Fund....... 2,423,012    24,811,645
 AIG Retirement Co. II Large Cap Value Fund............   629,990     7,881,172
 AIG Retirement Co. II Small Cap Growth Fund+..........   165,559     1,897,307
                                                                   ------------
Total Domestic Equity Investment Companies
   (cost $69,573,322)..................................              65,677,172
                                                                   ------------
Fixed Income Investment Companies -- 44.8%
 AIG Retirement Co. I Government Securities Fund....... 2,128,048    22,621,155
 AIG Retirement Co. II Core Bond Fund.................. 2,606,124    26,269,734
 AIG Retirement Co. II High Yield Bond Fund............   553,993     4,670,158
 AIG Retirement Co. II Strategic Bond Fund............. 1,051,841    11,675,433
                                                                   ------------
Total Fixed Income Investment Companies
   (cost $65,682,862)..................................              65,236,480
                                                                   ------------
International Equity Investment Company -- 7.0%
 AIG Retirement Co. I International Equities Fund
   (cost $11,590,080).................................. 1,162,221    10,215,926
                                                                   ------------
Total Long-Term Investment Securities
   (cost $146,846,264).................................             141,129,578
                                                                   ------------
SHORT-TERM INVESTMENT SECURITY -- 3.3%
Registered Investment Company -- 3.3%
 AIG Retirement Co. I Money Market I Fund
   (cost $4,816,042)................................... 4,816,042     4,816,042
                                                                   ------------
TOTAL INVESTMENTS
   (cost $151,662,306)(2)..............................     100.2%  145,945,620
Liabilities in excess of other assets..................      (0.2)     (240,403)
                                                        ---------  ------------
NET ASSETS --                                               100.0% $145,705,217
                                                        =========  ============

--------
 + Non-income producing security
(1)See Note 3
(2)See Note 5 for cost of investments on a tax basis.

See Notes to Financial Statements

AIG Retirement Company II Money Market II Fund
PORTFOLIO PROFILE -- August 31, 2008 (Unaudited)
--------------------------------------------------------------------------------

Industry Allocation*

                  U.S. Government Agencies............. 52.0%
                  Foreign Banks........................ 12.9
                  Money Center Banks................... 10.1
                  Diversified Financial Services.......  8.0
                  Super - Regional Banks -- U.S........  4.8
                  Finance..............................  4.2
                  Domestic Banks.......................  3.2
                  U.S. Government Securities...........  3.0
                  Commercial Banks -- Canadian.........  1.2
                  Finance -- Investment Bank/Brokerage.  0.3
                                                        ----
                                                        99.7%
                                                        ====

                  Weighted Average Days to Maturity.... 41.1

Credit Quality@#

                                 A - 1. 100.0%
                                 D.....   0.0
                                        -----
                                        100.0%
                                        =====

*  Calculated as a percentage of net assets.
@  Source: Standard & Poors.
#  Calculated as a percentage of total debt issues.

AIG Retirement Company II Money Market II Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008
--------------------------------------------------------------------------------


                                                   Principal  Market Value
                 Security Description               Amount      (Note 2)
      --------------------------------------------------------------------
      SHORT - TERM INVESTMENT SECURITIES -- 93.9%
      Certificates of Deposit -- 23.3%
        ABN Amro Bank NV
         2.76% due 11/20/08....................... $3,200,000 $ 3,200,062
        Bank of America NA
         2.65% due 10/07/08.......................  4,000,000   4,000,000
        Bank of America NA
         2.85% due 12/08/08.......................  3,800,000   3,800,000
        Bank of Scotland PLC
         2.70% due 09/12/08.......................  3,300,000   3,300,000
        Bank of Scotland PLC
         2.77% due 09/15/08.......................  3,300,000   3,300,308
        Barclays Bank PLC
         2.80% due 09/24/08.......................  3,300,000   3,300,000
        BNP Paribas
         2.42% due 09/05/08.......................  4,000,000   4,000,000
        BNP Paribas
         3.52% due 10/15/08.......................  4,000,000   4,000,000
        Calyon
         2.73% due 10/14/08.......................  3,200,000   3,200,038
        Calyon
         2.79% due 10/10/08.......................  3,100,000   3,100,090
        Citibank NA
         2.73% due 11/05/08.......................  3,200,000   3,200,000
        Dexia Credit Local SA
         2.78% due 09/22/08.......................  4,100,000   4,100,012
        HSBC Bank USA
         2.77% due 10/23/08.......................  3,900,000   3,900,056
        Lloyds Bank PLC
         2.73% due 10/10/08.......................  4,100,000   4,100,000
        Nordea Bank Finland
         4.61% due 11/05/08.......................  3,600,000   3,604,898
        Royal Bank of Canada
         2.71% due 09/30/08.......................  4,100,000   4,100,000
        Royal Bank of Scotland
         2.65% due 09/09/08.......................  4,000,000   4,000,111
        Royal Bank of Scotland
         3.18% due 12/12/08.......................  4,050,000   4,050,411
        Svenska Handelsbank, Inc.
         2.40% due 09/05/08.......................  3,200,000   3,200,000
        Wachovia Bank NA
         2.79% due 09/30/08.......................  3,200,000   3,200,026
        Wells Fargo Bank NA
         2.50% due 10/23/08.......................  4,000,000   4,000,000
                                                              -----------
      Total Certificates of Deposit
         (amortized cost $76,656,012).............             76,656,012
                                                              -----------
      Commercial Paper -- 13.0%
        Bank of America Corp.
         2.40% due 09/30/08.......................  3,700,000   3,692,847
        Barclays US Funding LLC
         2.70% due 12/02/08.......................  4,000,000   3,972,400
        Dexia Delaware LLC
         2.66% due 10/24/08.......................  3,200,000   3,187,468
        General Electric Capital Corp.
         2.20% due 09/02/08.......................  3,200,000   3,199,804
        General Electric Capital Corp.
         2.36% due 09/24/08.......................  3,200,000   3,195,175
        HSBC Bank USA
         2.45% due 09/10/08.......................  3,200,000   3,198,040
        HSBC Bank USA
         2.73% due 12/02/08.......................  4,000,000   3,972,093
        J.P. Morgan Chase & Co.
         2.32% due 09/10/08.......................  3,200,000   3,198,144
        J.P. Morgan Chase & Co.
         2.50% due 09/03/08.......................  3,300,000   3,299,542

                                                 Principal  Market Value
                 Security Description             Amount      (Note 2)

        ----------------------------------------------------------------
        Commercial Paper (continued)
          Lloyds Bank PLC
           2.24% due 09/09/08................... $4,000,000 $ 3,998,009
          Nordea North America, Inc.
           2.35% due 09/02/08...................  4,000,000   3,999,739
          Rabobank Nederland NV
           2.70% due 11/14/08...................  4,000,000   3,999,912
                                                            -----------
        Total Commercial Paper
           (amortized cost $42,913,173).........             42,913,173
                                                            -----------
        Corporate Notes -- 0.0%
          Cheyne Finance LLC
           5.20% due 01/07/08+*(1)(2)(3)(4)(5)
           (amortized cost $20,220).............    782,262      20,220
                                                            -----------
        Medium Term Notes -- 2.6%
          Merrill Lynch & Co., Inc.
           2.61% due 09/12/08...................  1,000,000   1,000,000
          Wachovia Bank NA
           2.76% due 10/03/08...................  1,000,000     999,805
          Wells Fargo & Co.
           2.52% due 09/03/08(2)................  6,500,000   6,500,066
                                                            -----------
        Total Medium Term Notes
           (amortized cost $8,499,871)..........              8,499,871
                                                            -----------
        U.S. Government Agencies -- 52.0%
          Federal Home Loan Bank
           2.04% due 09/04/08...................  8,000,000   7,998,640
           2.15% due 09/08/08...................  3,200,000   3,198,662
           2.17% due 09/11/08...................  3,200,000   3,198,071
           2.17% due 09/12/08...................  3,200,000   3,197,878
           2.18% due 09/04/08...................  3,000,000   2,999,455
           2.18% due 09/10/08...................  4,000,000   3,997,820
           2.18% due 09/15/08...................  4,000,000   3,996,609
           2.20% due 09/16/08...................  3,200,000   3,197,067
           2.20% due 04/01/09...................  3,200,000   3,198,379
           2.22% due 09/17/08...................  3,200,000   3,196,843
           2.23% due 09/12/08...................  3,500,000   3,497,615
           2.24% due 09/19/08...................  3,200,000   3,196,416
           2.25% due 09/18/08...................  3,200,000   3,196,600
           2.26% due 09/03/08...................  4,000,000   3,999,500
           2.26% due 09/25/08...................  4,000,000   3,993,973
           2.26% due 09/29/08...................  3,200,000   3,194,400
           2.27% due 10/02/08...................  4,000,000   3,992,181
           2.28% due 10/01/08...................  4,000,000   3,992,433
           2.28% due 10/07/08...................  3,200,000   3,192,704
           2.29% due 09/26/08...................  8,000,000   7,987,278
           2.30% due 01/15/09...................  4,200,000   4,198,039
           2.31% due 10/06/08...................  3,200,000   3,192,844
           2.32% due 10/06/08...................  3,200,000   3,192,782
           2.38% due 10/31/08...................  4,000,000   3,984,133
           2.42% due 10/31/08...................  3,200,000   3,187,147
           2.43% due 11/18/08...................  3,200,000   3,183,152
           2.44% due 11/24/08...................  3,200,000   3,181,781
           2.45% due 11/03/08...................  3,200,000   3,186,392
           2.45% due 11/14/08...................  4,000,000   3,979,856
           2.46% due 11/07/08...................  3,200,000   3,185,468
           2.46% due 12/04/08...................  4,000,000   3,974,307
           2.47% due 12/02/08...................  3,200,000   3,179,801
           2.53% due 10/17/08...................  3,100,000   3,089,978
           2.53% due 10/22/08...................  3,100,000   3,088,889
           2.55% due 11/21/08...................  3,200,000   3,181,640
           2.61% due 12/01/08...................  3,417,000   3,394,456
           2.70% due 01/05/09...................  3,100,000   3,070,705
           2.70% due 01/06/09...................  4,000,000   3,961,900
           2.70% due 01/16/09...................  4,000,000   3,958,900

AIG Retirement Company II Money Market II Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                       Principal   Market Value
               Security Description                     Amount       (Note 2)
-------------------------------------------------------------------------------
SHORT - TERM INVESTMENT SECURITIES (continued)
U.S. Government Agencies (continued)
   2.70% due 02/11/09................................ $ 3,200,000  $  3,160,880
   4.13% due 11/19/08................................   4,200,000     4,217,265
   5.00% due 09/12/08................................   3,300,000     3,302,710
   5.80% due 09/02/08................................   7,000,000     7,000,269
  Federal National Mtg. Assoc.
   2.09% due 12/08/08................................   3,300,000     3,281,225
   2.47% due 10/27/08................................   3,200,000     3,187,705
   2.62% due 11/17/08................................   3,100,000     3,082,628
                                                                   ------------
Total U.S. Government Agencies
   (amortized cost $171,027,376).....................               171,027,376
                                                                   ------------
U.S. Government Treasuries -- 3.0%
  United States Treasury Notes
   3.13% due 09/15/08
   (amortized cost $9,996,808).......................  10,000,000     9,996,808
                                                                   ------------
Total Short - Term Investment Securities
   (amortized cost $309,113,460).....................               309,113,460
                                                                   ------------
REPURCHASE AGREEMENT -- 5.8%
  UBS Securities, LLC Joint Repurchase Agreement(6)
   (amortized cost $19,044,000)......................  19,044,000    19,044,000
                                                                   ------------
TOTAL INVESTMENTS
   (amortized cost $328,157,460)(7)..................        99.7%  328,157,460
Other assets less liabilities........................         0.3     1,054,692
                                                      -----------  ------------
NET ASSETS --                                              100.0 % $329,212,152
                                                      ===========  ============

--------
 + Non-income producing security.
 * Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At August 31, 2008, the aggregate value of these securities was $20,220 representing 0.0% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
(1)Security in default
(2)Floating rate security where the rate fluctuates. The rate moves up or down at each reset date. The rate reflected is as of August 31, 2008.
(3)Illiquid security
(4)Security issued by a structured investment vehicle ("SIV"). These SIV's may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market's assessment thereof, factors concerning the interest in and structure of the issuer or the originator of the receivables, or the credit worthiness of the entities that provide any credit enhancements.
(5)On August 28, 2007, mark to market losses experienced in the investment portfolio of SIV Portfolio, PLC ("SIV Portfolio") (formerly Cheyne Finance
   PLC), the issuer of the underlying notes held by Cheyne Finance LLC, the issuer of the medium term notes (the "Notes") held by the Portfolio, triggered the appointment of receivers (Deloitte & Touche LLP) (collectively, the "Receiver"). On October 17, 2007, the Receiver determined that SIV Portfolio was about to become unable to pay its debts as they came due and that an insolvency event had occurred. As a result of this determination, the Notes became immediately due and payable and are in default as a result of non payment. These events, which are based on published reports, materially adversely affected the ability of SIV Portfolio to make interest and principal payments due on the Notes. On April 16, 2008, however, the Receiver made a partial payment of principal and interest due on the Notes. On July 23, 2008, the Receiver concluded the sale of SIV Portfolio's investment portfolio and a distribution to senior creditors, including the Fund, was made. Furthermore, an additional distribution to senior creditors, including the Fund, was made on August 13, 2008. The market value of the Notes, as of August 31, 2008, represents the Notes' residual value that may be distributed to the Fund.
(6)See Note 2 for details of Joint Repurchase Agreements.
(7)See Note 5 for cost of investments on a tax basis.

See Notes to Financial Statements

AIG Retirement Company II Small Cap Growth Fund
PORTFOLIO PROFILE -- August 31, 2008 (Unaudited)
--------------------------------------------------------------------------------

Industry Allocation*

          Medical -- Biomedical/Gene............................. 5.3%
          Oil Companies -- Exploration & Production.............. 5.2
          Time Deposits.......................................... 3.1
          Oil -- Field Services.................................. 3.0
          Electronic Components -- Semiconductors................ 2.8
          Retail -- Apparel/Shoe................................. 2.6
          Medical Instruments.................................... 2.6
          Enterprise Software/Service............................ 2.5
          Applications Software.................................. 2.3
          Footwear & Related Apparel............................. 2.2
          Investment Management/Advisor Services................. 2.2
          Telecom Services....................................... 2.2
          Distribution/Wholesale................................. 2.1
          Medical -- Outpatient/Home Medical..................... 2.1
          Medical -- Drugs....................................... 2.0
          Patient Monitoring Equipment........................... 2.0
          Therapeutics........................................... 1.9
          Medical Labs & Testing Services........................ 1.9
          Insurance -- Property/Casualty......................... 1.8
          Internet Application Software.......................... 1.7
          Computer Aided Design.................................. 1.7
          Software Tools......................................... 1.7
          Semiconductor Equipment................................ 1.7
          Educational Software................................... 1.7
          Wireless Equipment..................................... 1.6
          Diagnostic Kits........................................ 1.6
          Machinery -- Construction & Mining..................... 1.4
          Metal Processors & Fabrication......................... 1.4
          Retail -- Perfume & Cosmetics.......................... 1.4
          Physical Therapy/Rehabilitation Centers................ 1.4
          Networking Products.................................... 1.4
          Consulting Services.................................... 1.4
          Casino Services........................................ 1.4
          Electronic Measurement Instruments..................... 1.3
          Transport -- Services.................................. 1.2
          Decision Support Software.............................. 1.2
          Commercial Services -- Finance......................... 1.2
          Retail -- Restaurants.................................. 1.2
          Transactional Software................................. 1.2
          Computer Services...................................... 1.2
          Machinery -- General Industrial........................ 1.2
          Internet Financial Services............................ 1.1
          X-Ray Equipment........................................ 1.1
          Metal -- Aluminum...................................... 1.0
          Private Corrections.................................... 0.9
          Chemicals -- Diversified............................... 0.9
          E-Marketing/Info....................................... 0.9
          Aerospace/Defense -- Equipment......................... 0.9
          Building Products -- Cement............................ 0.9
          Semiconductor Components -- Integrated Circuits........ 0.8
          Wire & Cable Products.................................. 0.8
          Batteries/Battery Systems.............................. 0.8
          Non-Hazardous Waste Disposal........................... 0.8
          Finance -- Investment Banker/Broker.................... 0.8
          Savings & Loans/Thrifts................................ 0.8
          Power Converter/Supply Equipment....................... 0.8
          Apparel Manufacturers.................................. 0.7
          Transport -- Truck..................................... 0.6
          Retail -- Convenience Store............................ 0.6
          Machinery -- Pumps..................................... 0.6
          Energy -- Alternate Sources............................ 0.6
          Electronic Design Automation........................... 0.6
          Computers -- Memory Devices............................ 0.5
          Physicians Practice Management......................... 0.5

         Computers -- Periphery Equipment.......................  0.4
         Cosmetics & Toiletries.................................  0.4
                                                                 ----
                                                                 99.8%
                                                                 ====

*  Calculated as a percentage of net assets

AIG Retirement Company II Small Cap Growth Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008
--------------------------------------------------------------------------------


                                                             Market Value
                   Security Description               Shares   (Note 2)
      -------------------------------------------------------------------
      COMMON STOCK -- 96.7%
      Aerospace/Defense - Equipment -- 0.9%
        HEICO Corp................................... 12,200  $  434,686
                                                              ----------
      Apparel Manufacturers -- 0.7%
        True Religion Apparel, Inc.+................. 11,650     316,298
                                                              ----------
      Applications Software -- 2.3%
        NetSuite ,Inc.+.............................. 19,350     325,467
        Nuance Communications, Inc.+................. 50,300     794,740
                                                              ----------
                                                               1,120,207
                                                              ----------
      Batteries/Battery Systems -- 0.8%
        EnerSys+..................................... 13,800     388,056
                                                              ----------
      Building Products - Cement -- 0.9%
        Eagle Materials, Inc......................... 14,200     433,526
                                                              ----------
      Casino Services -- 1.4%
        Bally Technologies, Inc.+.................... 19,150     655,505
                                                              ----------
      Chemicals - Diversified -- 0.9%
        Innospec, Inc................................ 28,900     453,441
                                                              ----------
      Commercial Services - Finance -- 1.2%
        Bankrate, Inc.+..............................  6,700     216,142
        Morningstar, Inc.+...........................  5,700     372,267
                                                              ----------
                                                                 588,409
                                                              ----------
      Computer Aided Design -- 1.7%
        Ansys, Inc.+................................. 18,550     822,692
                                                              ----------
      Computer Services -- 1.2%
        Syntel, Inc.................................. 17,250     570,458
                                                              ----------
      Computers - Memory Devices -- 0.5%
        Data Domain, Inc.+........................... 10,250     234,725
                                                              ----------
      Computers - Periphery Equipment -- 0.4%
        Synaptics, Inc.+.............................  3,900     204,126
                                                              ----------
      Consulting Services -- 1.4%
        FTI Consulting, Inc.+........................  8,950     656,930
                                                              ----------
      Cosmetics & Toiletries -- 0.4%
        Bare Escentuals, Inc.+....................... 15,000     186,600
                                                              ----------
      Decision Support Software -- 1.2%
        MSCI, Inc.+.................................. 19,800     591,030
                                                              ----------
      Diagnostic Kits -- 1.6%
        Meridian Bioscience, Inc..................... 26,400     750,288
                                                              ----------
      Distribution/Wholesale -- 2.1%
        Beacon Roofing Supply, Inc.+................. 17,700     288,156
        LKQ Corp.+................................... 23,100     432,663
        Pool Corp.................................... 12,200     295,972
                                                              ----------
                                                               1,016,791
                                                              ----------
      E - Marketing/Info -- 0.9%
        Digital River, Inc.+......................... 10,200     446,250
                                                              ----------
      Educational Software -- 1.7%
        Blackboard, Inc.+............................ 20,050     801,198
                                                              ----------
      Electronic Components - Semiconductors -- 2.8%
        Diodes, Inc.+................................ 10,900     259,311
        IPG Photonics Corp.+......................... 15,000     305,550
        Microsemi Corp.+............................. 27,600     759,000
                                                              ----------
                                                               1,323,861
                                                              ----------
      Electronic Design Automation -- 0.6%
        Magma Design Automation, Inc.+............... 52,500     266,700
                                                              ----------
      Electronic Measurement Instruments -- 1.3%
        FLIR Systems, Inc.+.......................... 17,500     624,750
                                                              ----------


                                                              Market Value
                   Security Description               Shares    (Note 2)

      --------------------------------------------------------------------
      Energy - Alternate Sources -- 0.6%
        GT Solar International, Inc.+................  21,500  $  270,900
                                                               ----------
      Enterprise Software/Service -- 2.5%
        Omnicell, Inc.+..............................  44,950     689,982
        Taleo Corp., Class A+........................  20,600     498,726
                                                               ----------
                                                                1,188,708
                                                               ----------
      Finance - Investment Banker/Broker -- 0.8%
        Investment Technology Group, Inc.+...........  11,539     369,248
                                                               ----------
      Footwear & Related Apparel -- 2.2%
        Deckers Outdoor Corp.+.......................   4,750     540,028
        Iconix Brand Group, Inc.+....................  41,850     541,120
                                                               ----------
                                                                1,081,148
                                                               ----------
      Insurance - Property/Casualty -- 1.8%
        Castlepoint Holdings, Ltd....................  39,218     443,948
        ProAssurance Corp.+..........................   8,250     444,675
                                                               ----------
                                                                  888,623
                                                               ----------
      Internet Application Software -- 1.7%
        Art Technology Group, Inc.+.................. 130,450     534,845
        DealerTrack Holdings, Inc.+..................  16,200     298,566
                                                               ----------
                                                                  833,411
                                                               ----------
      Internet Financial Services -- 1.1%
        Thinkorswim Group, Inc.......................  54,900     550,647
                                                               ----------
      Investment Management/Advisor Services -- 2.2%
        Affiliated Managers Group, Inc.+.............   4,150     395,163
        Calamos Asset Management, Inc., Class A......  31,000     664,330
                                                               ----------
                                                                1,059,493
                                                               ----------
      Machinery - Construction & Mining -- 1.4%
        Bucyrus International, Inc...................   9,800     684,530
                                                               ----------
      Machinery - General Industrial -- 1.2%
        Wabtec Corp..................................   9,650     570,026
                                                               ----------
      Machinery - Pumps -- 0.6%
        Graco, Inc...................................   7,200     274,680
                                                               ----------
      Medical Instruments -- 2.6%
        Bruker BioSciences Corp.+....................  15,150     233,916
        Thoratec Corp.+..............................  38,600   1,028,304
                                                               ----------
                                                                1,262,220
                                                               ----------
      Medical Labs & Testing Services -- 1.9%
        Genoptix, Inc.+..............................   5,150     180,250
        ICON PLC ADR+................................  18,000     733,140
                                                               ----------
                                                                  913,390
                                                               ----------
      Medical - Biomedical/Gene -- 5.3%
        Alexion Pharmaceuticals, Inc.+...............   7,400     333,592
        Enzo Biochem, Inc.+..........................  63,650     824,267
        Exelixis, Inc.+..............................  28,900     164,441
        Halozyme Therapeutics, Inc.+.................  43,650     340,470
        Illumina, Inc.+..............................   6,400     551,232
        Myriad Genetics, Inc.+.......................   5,100     347,820
                                                               ----------
                                                                2,561,822
                                                               ----------
      Medical - Drugs -- 2.0%
        Medivation, Inc.+............................   9,050     224,349
        Sucampo Pharmaceuticals, Inc. Class A+.......  34,130     324,235
        ViroPharma, Inc.+............................  27,700     405,805
                                                               ----------
                                                                  954,389
                                                               ----------
      Medical - Outpatient/Home Medical -- 2.1%
        Gentiva Health Services, Inc.+...............  36,127   1,005,414
                                                               ----------
      Metal Processors & Fabrication -- 1.4%
        Kaydon Corp..................................  12,150     677,120
                                                               ----------

AIG Retirement Company II Small Cap Growth Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                                 Market Value
                   Security Description                   Shares   (Note 2)
  ---------------------------------------------------------------------------
  COMMON STOCK (continued)
  Metal - Aluminum -- 1.0%
    Century Aluminum Co.+................................ 10,200  $  497,352
                                                                  ----------
  Networking Products -- 1.4%
    Switch & Data Facilities Co., Inc.+.................. 45,450     658,116
                                                                  ----------
  Non - Hazardous Waste Disposal -- 0.8%
    Waste Connections, Inc.+............................. 10,400     377,624
                                                                  ----------
  Oil Companies - Exploration & Production -- 5.2%
    Cabot Oil & Gas Corp................................. 15,300     679,932
    Comstock Resources, Inc.+............................  9,400     610,436
    Concho Resources, Inc.+..............................  6,050     197,653
    Penn Virginia Corp................................... 15,050     996,009
                                                                  ----------
                                                                   2,484,030
                                                                  ----------
  Oil - Field Services -- 3.0%
    Exterran Holdings, Inc.+.............................  8,200     374,822
    Hornbeck Offshore Services, Inc.+....................  9,650     425,179
    Oceaneering International, Inc.+..................... 10,650     664,666
                                                                  ----------
                                                                   1,464,667
                                                                  ----------
  Patient Monitoring Equipment -- 2.0%
    Insulet Corp.+....................................... 27,450     393,633
    Masimo Corp.+........................................ 13,700     547,589
                                                                  ----------
                                                                     941,222
                                                                  ----------
  Physical Therapy/Rehabilitation Centers -- 1.4%
    Psychiatric Solutions, Inc.+......................... 17,550     662,513
                                                                  ----------
  Physicians Practice Management -- 0.5%
    Healthways, Inc.+.................................... 11,850     225,743
                                                                  ----------
  Power Converter/Supply Equipment -- 0.8%
    Powell Industries, Inc.+.............................  8,350     368,903
                                                                  ----------
  Private Corrections -- 0.9%
    Geo Group, Inc.+..................................... 20,550     454,772
                                                                  ----------
  Retail - Apparel/Shoe -- 2.6%
    J Crew Group, Inc.+..................................  3,600      95,076
    Pacific Sunwear of California, Inc.+................. 79,900     505,767
    The Finish Line, Inc., Class A....................... 55,750     674,017
                                                                  ----------
                                                                   1,274,860
                                                                  ----------
  Retail - Convenience Store -- 0.6%
    Susser Holdings Corp.+............................... 14,900     278,779
                                                                  ----------
  Retail - Perfume & Cosmetics -- 1.4%
    Ulta Salon Cosmetics & Fragrance, Inc.+.............. 61,250     666,400
                                                                  ----------
  Retail - Restaurants -- 1.2%
    California Pizza Kitchen, Inc.+...................... 40,400     580,952
                                                                  ----------
  Savings & Loans/Thrifts -- 0.8%
    WSFS Financial Corp..................................  6,900     368,943
                                                                  ----------
  Semiconductor Components - Integrated Circuits -- 0.8%
    Hitte Microwave Corp.+............................... 11,200     396,368
                                                                  ----------
  Semiconductor Equipment -- 1.7%
    Tessera Technologies, Inc.+.......................... 21,850     508,449
    Varian Semiconductor Equipment Associates, Inc.+.....  9,350     302,005
                                                                  ----------
                                                                     810,454
                                                                  ----------
  Software Tools -- 1.7%
    MedAssets, Inc.+..................................... 45,600     810,768
                                                                  ----------
  Telecom Services -- 2.2%
    Cbeyond, Inc.+....................................... 22,600     382,618
    Neutral Tandem, Inc.+................................ 32,750     671,375
                                                                  ----------
                                                                   1,053,993
                                                                  ----------

                                                           Shares/
                                                          Principal  Market Value
                 Security Description                      Amount      (Note 2)

---------------------------------------------------------------------------------
Therapeutics -- 1.9%
  BioMarin Pharmaceuticals, Inc.+.......................     20,150  $   607,321
  Theravance, Inc.+.....................................     23,550      320,986
                                                                     -----------
                                                                         928,307
                                                                     -----------
Transactional Software -- 1.2%
  VeriFone Holdings, Inc.+..............................     28,400      572,544
                                                                     -----------
Transport - Services -- 1.2%
  Hub Group, Inc., Class A+.............................      6,850      273,589
  UTI Worldwide, Inc....................................     15,850      318,585
                                                                     -----------
                                                                         592,174
                                                                     -----------
Transport - Truck -- 0.6%
  Old Dominion Freight Lines, Inc.+.....................      8,700      289,449
                                                                     -----------
Wire & Cable Products -- 0.8%
  General Cable Corp.+..................................      7,900      388,838
                                                                     -----------
Wireless Equipment -- 1.6%
  ViaSat, Inc.+.........................................     28,950      759,359
                                                                     -----------
X - Ray Equipment -- 1.1%
  Hologic, Inc.+........................................     24,900      528,378
                                                                     -----------
Total Long-Term Investment Securities
   (cost $48,948,980)...................................              46,467,804
                                                                     -----------
SHORT-TERM INVESTMENT SECURITIES -- 3.1%
Time Deposits -- 3.1%
  Euro Time Deposit with State Street Bank & Trust Co.
   0.85% due 09/02/08
   (cost $1,507,000).................................... $1,507,000    1,507,000
                                                                     -----------
TOTAL INVESTMENTS
   (cost $50,455,980)(1)................................       99.8%  47,974,804
Other assets less liabilities...........................        0.2       86,093
                                                         ----------  -----------
NET ASSETS --                                                 100.0% $48,060,897
                                                         ==========  ===========

--------
+  Non-income producing security
(1)See Note 5 for cost of investments on a tax basis.

ADR--American Depository Receipt

See Notes to Financial Statements

AIG Retirement Company II Small Cap Value Fund
PORTFOLIO PROFILE -- August 31, 2008 (Unaudited)
--------------------------------------------------------------------------------

Industry Allocation*

          Banks -- Commercial.................................... 9.9%
          Real Estate Investment Trusts.......................... 9.3
          Repurchase Agreements.................................. 4.1
          Electric -- Integrated................................. 3.6
          Consumer Products -- Misc.............................. 2.4
          Diversified Manufacturing Operations................... 2.3
          Insurance -- Life/Health............................... 2.1
          Oil Companies -- Exploration & Production.............. 1.9
          Gas -- Distribution.................................... 1.8
          Insurance -- Property/Casualty......................... 1.7
          Commercial Services -- Finance......................... 1.7
          Retail -- Apparel/Shoe................................. 1.6
          Insurance -- Reinsurance............................... 1.6
          Chemicals -- Specialty................................. 1.5
          Distribution/Wholesale................................. 1.4
          Data Processing/Management............................. 1.4
          Toys................................................... 1.4
          Savings & Loans/Thrifts................................ 1.4
          Engineering/R&D Services............................... 1.3
          Semiconductor Equipment................................ 1.2
          Machinery -- General Industrial........................ 1.1
          Food -- Wholesale/Distribution......................... 1.1
          Retail -- Discount..................................... 1.1
          Electronic Components -- Misc.......................... 1.1
          Semiconductor Components -- Integrated Circuits........ 1.0
          Auto/Truck Parts & Equipment -- Original............... 1.0
          Metal Processors & Fabrication......................... 1.0
          Medical Products....................................... 0.9
          Aerospace/Defense -- Equipment......................... 0.9
          Machinery -- Farming................................... 0.9
          Medical -- Outpatient/Home Medical..................... 0.9
          Computer Aided Design.................................. 0.9
          Lasers -- System/Components............................ 0.9
          Finance -- Consumer Loans.............................. 0.9
          Pharmacy Services...................................... 0.9
          Agricultural Chemicals................................. 0.9
          Investment Management/Advisor Services................. 0.9
          Publishing -- Books.................................... 0.8
          Retail -- Restaurants.................................. 0.8
          Transport -- Services.................................. 0.8
          Telephone -- Integrated................................ 0.8
          Medical -- HMO......................................... 0.8
          Enterprise Software/Service............................ 0.8
          Applications Software.................................. 0.8
          Office Automation & Equipment.......................... 0.7
          Paper & Related Products............................... 0.7
          Telecommunication Equipment............................ 0.7
          Circuit Boards......................................... 0.7
          Office Furnishings -- Original......................... 0.6
          Containers -- Paper/Plastic............................ 0.6
          Tobacco................................................ 0.6
          Electronic Components -- Semiconductors................ 0.6
          Computers -- Periphery Equipment....................... 0.6
          Oil -- Field Services.................................. 0.6
          Airlines............................................... 0.6
          Insurance -- Multi - line.............................. 0.6
          Finance -- Mortgage Loan/Banker........................ 0.6
          Networking Products.................................... 0.5
          Oil & Gas Drilling..................................... 0.5
          Transport -- Marine.................................... 0.5
          Containers -- Metal/Glass.............................. 0.5
          Retail -- Auto Parts................................... 0.5
          Medical -- Biomedical/Gene............................. 0.5
          Medical -- Generic Drugs............................... 0.5
          Building & Construction Products -- Misc............... 0.4
          Vitamins & Nutrition Products.......................... 0.4
          Chemicals -- Diversified............................... 0.4
          Steel -- Producers..................................... 0.4
          Funeral Services & Related Items....................... 0.4

         Industrial Automated/Robotic...........................   0.4
         Office Supplies & Forms................................   0.3
         Retail -- Bookstores...................................   0.3
         Telecom Services.......................................   0.3
         Apparel Manufacturers..................................   0.3
         Rubber/Plastic Products................................   0.3
         Hotels/Motels..........................................   0.3
         Machinery -- Pumps.....................................   0.3
         Auto Repair Centers....................................   0.3
         Computer Services......................................   0.3
         Television.............................................   0.3
         Transport -- Truck.....................................   0.3
         Internet Security......................................   0.3
         Oil Refining & Marketing...............................   0.3
         Finance -- Investment Banker/Broker....................   0.3
         Financial Guarantee Insurance..........................   0.3
         Computers -- Memory Devices............................   0.3
         Medical -- Drugs.......................................   0.3
         Retail -- Consumer Electronics.........................   0.3
         Cellular Telecom.......................................   0.3
         United States Treasury Notes...........................   0.3
         Machinery -- Material Handling.........................   0.3
         Chemicals -- Plastics..................................   0.3
         Finance -- Auto Loans..................................   0.3
         Therapeutics...........................................   0.3
         Miscellaneous Manufacturing............................   0.2
         Transport -- Air Freight...............................   0.2
         Oil Field Machinery & Equipment........................   0.2
         Internet Infrastructure Equipment......................   0.2
         Web Portals/ISP........................................   0.2
         Aerospace/Defense......................................   0.2
         Insurance Brokers......................................   0.2
         Finance -- Leasing Companies...........................   0.2
         Building Products -- Light Fixtures....................   0.2
         Diagnostic Kits........................................   0.1
         Auto -- Truck Trailers.................................   0.1
         Home Furnishings.......................................   0.1
         Radio..................................................   0.1
         Pipelines..............................................   0.1
         Building Products -- Doors & Windows...................   0.1
         Internet Application Software..........................   0.1
         Footwear & Related Apparel.............................   0.1
         Retail -- Convenience Store............................   0.1
         Energy -- Alternate Sources............................   0.1
         Building -- Residential/Commercial.....................   0.1
         Electronic Design Automation...........................   0.1
         Software Tools.........................................   0.1
         Wireless Equipment.....................................   0.1
         Decision Support Software..............................   0.1
                                                                 -----
                                                                 100.2%
                                                                 =====

*  Calculated as a percentage of net assets

AIG Retirement Company II Small Cap Value Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008
--------------------------------------------------------------------------------


                                                              Market Value
                  Security Description                Shares    (Note 2)
     ---------------------------------------------------------------------
     COMMON STOCK -- 95.8%
     Aerospace/Defense -- 0.2%
       Cubic Corp....................................  21,900  $  606,411
                                                               ----------
     Aerospace/Defense - Equipment -- 0.9%
       Orbital Sciences Corp.+....................... 105,900   2,799,996
                                                               ----------
     Agricultural Chemicals -- 0.9%
       Terra Industries, Inc.........................  51,900   2,607,975
                                                               ----------
     Airlines -- 0.6%
       Continental Airlines, Inc., Class B+..........  97,000   1,576,250
       Republic Airways Holdings, Inc.+..............  33,800     292,032
                                                               ----------
                                                                1,868,282
                                                               ----------
     Apparel Manufacturers -- 0.3%
       Jones Apparel Group, Inc......................  34,400     683,184
       Maidenform Brands, Inc.+......................  22,700     342,770
                                                               ----------
                                                                1,025,954
                                                               ----------
     Applications Software -- 0.8%
       EPIQ Systems, Inc.+........................... 172,400   1,946,396
       Progress Software Corp.+......................  12,700     370,967
                                                               ----------
                                                                2,317,363
                                                               ----------
     Auto Repair Centers -- 0.3%
       Midas, Inc.+..................................  69,200     994,404
                                                               ----------
     Auto - Truck Trailers -- 0.1%
       Wabash National Corp..........................  51,500     447,535
                                                               ----------
     Auto/Truck Parts & Equipment - Original -- 1.0%
       Accuride Corp.+...............................   8,900      12,994
       ArvinMeritor, Inc............................. 104,100   1,562,541
       Autoliv, Inc..................................   9,600     368,544
       Modine Manufacturing Co.......................  40,300     637,546
       Superior Industries International, Inc........  17,500     307,475
       Visteon Corp.+................................  70,400     226,688
                                                               ----------
                                                                3,115,788
                                                               ----------
     Banks - Commercial -- 9.9%
       1/st/ Source Corp.............................  25,430     552,594
       AMCORE Financial, Inc.........................  16,257     142,899
       Bancfirst Corp................................  20,300     977,242
       Bank of Hawaii Corp...........................  54,800   2,897,824
       Cathay General Bancorp........................  38,300     741,488
       Central Pacific Financial Corp................  13,700     163,030
       Chemical Financial Corp.......................  19,000     547,770
       City Holding Co...............................  43,900   1,835,459
       Commerce Bancshares, Inc......................  61,551   2,769,795
       Community Bank Systems, Inc...................  54,700   1,236,220
       Community Trust Bancorp, Inc..................  29,500     989,430
       Corus Bankshares, Inc.........................  19,500      77,415
       Cullen/Frost Bankers, Inc.....................  27,900   1,553,472
       First BanCorp Puerto Rico.....................  47,200     446,040
       First Citizens BancShares, Inc., Class A......   2,300     341,366
       First Community Bancshares, Inc...............  10,700     341,651
       First Financial Bancorp.......................  30,600     398,412
       First Financial Bankshares, Inc...............   2,700     132,489
       First Merchants Corp..........................   6,900     133,101
       First South Bancorp, Inc......................   1,281      22,635
       FirstMerit Corp............................... 101,900   2,062,456
       Fulton Financial Corp.........................   2,699      28,771
       Heartland Financial USA, Inc..................  13,900     299,267
       Lakeland Bancorp, Inc.........................  26,562     313,432
       Lakeland Financial Corp.......................  10,800     219,996

                                                               Market Value
                   Security Description                Shares    (Note 2)

     ----------------------------------------------------------------------
     Banks - Commercial (continued)
       Old National Bancorp...........................  12,300 $   214,389
       Old Second Bancorp, Inc........................   6,200     104,966
       Pacific Capital Bancorp........................  27,300     401,583
       Provident Bankshares Corp......................  31,200     241,488
       Santander Bancorp..............................   3,100      34,038
       SCBT Financial Corp............................   2,660      89,988
       Sierra Bancorp.................................   4,900      77,420
       Simmons First National Corp., Class A..........  22,400     636,608
       Southwest Bancorp, Inc.........................  12,700     213,868
       StellarOne Corp................................   4,213      70,736
       Suffolk Bancorp................................   1,000      35,530
       TCF Financial Corp............................. 103,600   1,631,700
       Tompkins Trustco, Inc..........................   9,280     420,198
       UMB Financial Corp.............................  72,000   3,746,160
       Umpqua Holding Corp............................  26,700     372,732
       W Holding Co., Inc............................. 111,200      74,504
       Washington Trust Bancorp, Inc..................  32,600     800,982
       Westamerica Bancorp............................  14,400     737,280
       Whitney Holding Corp...........................  52,550   1,137,708
                                                               -----------
                                                                30,266,132
                                                               -----------
     Building & Construction Products - Misc. -- 0.4%
       Gibraltar Industries, Inc......................  24,500     526,995
       NCI Building Systems, Inc.+....................  18,000     689,040
                                                               -----------
                                                                 1,216,035
                                                               -----------
     Building Products - Doors & Windows -- 0.1%
       Quanex Building Products Inc...................  25,050     412,323
                                                               -----------
     Building Products - Light Fixtures -- 0.2%
       LSI Industries, Inc............................  66,500     573,895
                                                               -----------
     Building - Residential/Commercial -- 0.1%
       Amrep Corp.+...................................   4,600     248,400
                                                               -----------
     Cellular Telecom -- 0.3%
       Centennial Communications Corp.+............... 107,500     819,150
                                                               -----------
     Chemicals - Diversified -- 0.4%
       Innophos Holdings, Inc.........................  31,400   1,177,186
                                                               -----------
     Chemicals - Plastics -- 0.3%
       Spartech Corp..................................  75,000     789,750
                                                               -----------
     Chemicals - Specialty -- 1.5%
       H.B. Fuller Co.................................  97,900   2,552,253
       Sensient Technologies Corp.....................  10,600     309,626
       Stepan Co......................................  21,800   1,282,494
       Zep, Inc.......................................  20,550     402,575
                                                               -----------
                                                                 4,546,948
                                                               -----------
     Circuit Boards -- 0.7%
       Park Electrochemical Corp......................  71,300   1,997,826
                                                               -----------
     Coal -- 0.0%
       Westmoreland Coal Co.+.........................   4,500      90,810
                                                               -----------
     Commercial Services - Finance -- 1.7%
       Coinstar, Inc.+................................  44,300   1,458,356
       Deluxe Corp....................................  97,200   1,604,772
       Dollar Financial Corp.+........................  61,548   1,125,097
       Global Cash Access Holdings, Inc.+.............  10,100      60,499
       Jackson Hewitt Tax Service, Inc................  40,600     697,102
       Net 1 UEPS Technologies, Inc.+.................   5,800     155,556
                                                               -----------
                                                                 5,101,382
                                                               -----------
     Computer Aided Design -- 0.9%
       Aspen Technology, Inc.+........................ 192,000   2,764,800
                                                               -----------

AIG Retirement Company II Small Cap Value Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                             Market Value
                   Security Description              Shares    (Note 2)
       ------------------------------------------------------------------
       COMMON STOCK (continued)
       Computer Services -- 0.3%
         COMSYS IT Partners, Inc.+..................  14,000 $   165,760
         Unisys Corp.+.............................. 199,900     817,591
                                                             -----------
                                                                 983,351
                                                             -----------
       Computers - Memory Devices -- 0.3%
         Imation Corp...............................  24,400     518,256
         Silicon Storage Technology, Inc.+.......... 107,000     349,890
                                                             -----------
                                                                 868,146
                                                             -----------
       Computers - Periphery Equipment -- 0.6%
         Electronics for Imaging, Inc.+............. 114,200   1,894,578
                                                             -----------
       Consumer Products - Misc. -- 2.4%
         American Greetings Corp., Class A.......... 138,500   2,227,080
         Blyth, Inc.................................  79,300   1,253,733
         Helen of Troy, Ltd.+.......................  59,000   1,418,950
         Tupperware Brands Corp.....................  70,200   2,507,544
                                                             -----------
                                                               7,407,307
                                                             -----------
       Containers - Metal/Glass -- 0.5%
         Silgan Holdings, Inc.......................  28,300   1,481,222
                                                             -----------
       Containers - Paper/Plastic -- 0.6%
         Graphic Packaging Holding Co.+............. 130,400     371,640
         Rock-Tenn Co., Class A.....................  42,500   1,558,900
                                                             -----------
                                                               1,930,540
                                                             -----------
       Data Processing/Management -- 1.4%
         Acxiom Corp................................  95,600   1,381,420
         CSG Systems International, Inc.+........... 135,700   2,564,730
         Fair Isaac Corp............................  18,100     418,110
                                                             -----------
                                                               4,364,260
                                                             -----------
       Decision Support Software -- 0.1%
         SPSS, Inc.+................................   4,700     148,426
                                                             -----------
       Diagnostic Kits -- 0.1%
         Quidel Corp.+..............................  23,100     451,605
                                                             -----------
       Distribution/Wholesale -- 1.4%
         Tech Data Corp.+...........................  28,700     979,818
         United Stationers, Inc.+...................  19,400     961,852
         WESCO International, Inc.+.................  64,100   2,464,004
                                                             -----------
                                                               4,405,674
                                                             -----------
       Diversified Manufacturing Operations -- 2.3%
         Acuity Brands, Inc.........................  41,000   1,783,910
         GenTek, Inc.+..............................   6,800     197,064
         Leggett & Platt, Inc.......................  98,800   2,204,228
         Teleflex, Inc..............................  29,900   1,930,643
         Tredegar Corp..............................  48,600     962,280
                                                             -----------
                                                               7,078,125
                                                             -----------
       Electric - Integrated -- 3.6%
         Avista Corp................................ 121,900   2,718,370
         CenterPoint Energy, Inc.................... 171,000   2,715,480
         El Paso Electric Co.+...................... 104,600   2,226,934
         Great Plains Energy, Inc...................   8,500     199,325
         Northwestern Corp..........................  22,300     586,490
         Puget Energy, Inc..........................  93,100   2,597,490
                                                             -----------
                                                              11,044,089
                                                             -----------
       Electronic Components - Misc. -- 1.1%
         Bel Fuse, Inc., Class B....................   8,842     246,161
         Benchmark Electronics, Inc.+...............  37,700     621,673
         CTS Corp................................... 161,300   2,135,612
         Sanmina - SCI Corp.+.......................  91,500     215,025
                                                             -----------
                                                               3,218,471
                                                             -----------

                                                              Market Value
                   Security Description               Shares    (Note 2)

      --------------------------------------------------------------------
      Electronic Components - Semiconductors -- 0.6%
        Fairchild Semiconductor International, Inc.+.  53,800  $  674,652
        Lattice Semiconductor Corp.+................. 106,100     248,274
        OmniVision Technologies, Inc.+...............  57,600     672,768
        Semtech Corp.+...............................  18,700     276,573
        Zoran Corp.+.................................   4,700      41,830
                                                               ----------
                                                                1,914,097
                                                               ----------
      Electronic Design Automation -- 0.1%
        Magma Design Automation, Inc.+...............  46,900     238,252
                                                               ----------
      Energy - Alternate Sources -- 0.1%
        Headwaters, Inc.+............................  18,100     278,559
                                                               ----------
      Engineering/R&D Services -- 1.3%
        EMCOR Group, Inc.+........................... 112,700   3,839,689
                                                               ----------
      Enterprise Software/Service -- 0.8%
        JDA Software Group, Inc.+....................  24,900     453,927
        MicroStrategy, Inc., Class A+................  12,700     814,832
        Sybase, Inc.+................................  31,400   1,080,474
                                                               ----------
                                                                2,349,233
                                                               ----------
      Finance - Auto Loans -- 0.3%
        AmeriCredit Corp.+...........................  61,200     647,496
        Credit Acceptance Corp.+.....................   8,026     134,355
                                                               ----------
                                                                  781,851
                                                               ----------
      Finance - Consumer Loans -- 0.9%
        World Acceptance Corp.+......................  67,800   2,645,556
                                                               ----------
      Finance - Investment Banker/Broker -- 0.3%
        Investment Technology Group, Inc.+...........  28,300     905,600
                                                               ----------
      Finance - Leasing Companies -- 0.2%
        Financial Federal Corp.......................  23,400     584,298
                                                               ----------
      Finance - Mortgage Loan/Banker -- 0.6%
        Federal Agricultural Mtg. Corp., Class C.....  57,300   1,678,890
                                                               ----------
      Financial Guarantee Insurance -- 0.3%
        Ambac Financial Group, Inc...................  91,400     654,424
        PMI Group, Inc...............................  61,300     220,067
                                                               ----------
                                                                  874,491
                                                               ----------
      Food - Wholesale/Distribution -- 1.1%
        Nash Finch Co................................  80,900   3,294,248
                                                               ----------
      Footwear & Related Apparel -- 0.1%
        Wolverine World Wide, Inc....................  11,400     300,162
                                                               ----------
      Funeral Services & Related Items -- 0.4%
        Stewart Enterprises, Inc., Class A........... 120,600   1,128,816
                                                               ----------
      Gas - Distribution -- 1.8%
        Nicor, Inc...................................  92,000   4,221,880
        Vectren Corp.................................  46,000   1,276,040
                                                               ----------
                                                                5,497,920
                                                               ----------
      Home Furnishings -- 0.1%
        Furniture Brands International, Inc..........  50,000     447,500
                                                               ----------
      Hotel/Motels -- 0.3%
        Wyndham Worldwide Corp.......................  52,500   1,012,200
                                                               ----------
      Industrial Automated/Robotic -- 0.4%
        Cognex Corp..................................  54,500   1,102,535
                                                               ----------

AIG Retirement Company II Small Cap Value Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                              Market Value
                   Security Description               Shares    (Note 2)
      --------------------------------------------------------------------
      COMMON STOCK (continued)
      Insurance Brokers -- 0.2%
        Crawford & Co., Class B+.....................  41,000  $  585,480
                                                               ----------
      Insurance - Life/Health -- 2.1%
        Conseco, Inc.+............................... 193,000   1,731,210
        Delphi Financial Group, Inc., Class A........  79,950   2,145,059
        FBL Financial Group, Inc., Class A...........  10,200     234,090
        Protective Life Corp.........................  36,100   1,310,069
        StanCorp Financial Group, Inc................  22,900   1,122,329
                                                               ----------
                                                                6,542,757
                                                               ----------
      Insurance - Multi - line -- 0.6%
        Horace Mann Educators Corp................... 123,200   1,835,680
                                                               ----------
      Insurance - Property/Casualty -- 1.7%
        Arch Capital Group, Ltd.+....................   9,300     648,768
        Harleysville Group, Inc......................  85,700   3,108,339
        LandAmerica Financial Group, Inc.............  30,900     529,626
        Meadowbrook Insurance Group, Inc.............  36,400     243,880
        ProAssurance Corp.+..........................  13,900     749,210
                                                               ----------
                                                                5,279,823
                                                               ----------
      Insurance - Reinsurance -- 1.6%
        Aspen Insurance Holdings, Ltd................  62,200   1,685,620
        Axis Capital Holdings, Ltd...................  22,900     765,547
        Platinum Underwriters Holdings, Ltd..........  52,600   1,901,490
        RenaissanceRe Holdings, Ltd..................  11,600     588,236
                                                               ----------
                                                                4,940,893
                                                               ----------
      Internet Application Software -- 0.1%
        S1 Corp.+....................................  11,300      86,219
        Vignette Corp.+..............................  19,100     260,333
                                                               ----------
                                                                  346,552
                                                               ----------
      Internet Infrastructure Equipment -- 0.2%
        Avocent Corp.+...............................  30,800     722,876
                                                               ----------
      Internet Security -- 0.3%
        SonicWALL, Inc.+............................. 146,600     958,764
                                                               ----------
      Investment Management/Advisor Services -- 0.9%
        Affiliated Managers Group, Inc.+.............  15,300   1,456,866
        Federated Investors, Inc., Class B...........  15,100     504,944
        Janus Capital Group, Inc.....................  23,600     636,492
                                                               ----------
                                                                2,598,302
                                                               ----------
      Lasers - System/Components -- 0.9%
        Coherent, Inc.+..............................  76,900   2,758,403
                                                               ----------
      Machinery - Farming -- 0.9%
        AGCO Corp.+..................................  45,400   2,798,002
                                                               ----------
      Machinery - General Industrial -- 1.1%
        Applied Industrial Technologies, Inc.........  62,100   1,807,731
        Wabtec Corp..................................  28,300   1,671,681
                                                               ----------
                                                                3,479,412
                                                               ----------
      Machinery - Material Handling -- 0.3%
        NACCO, Industries, Inc., Class A.............   6,800     799,272
                                                               ----------
      Machinery - Pumps -- 0.3%
        Flowserve Corp...............................   4,800     634,176
        Tecumseh Products Co., Class A+..............  13,900     366,821
                                                               ----------
                                                                1,000,997
                                                               ----------
      Medical Products -- 0.9%
        Invacare Corp................................ 109,300   2,779,499
        Power Medical Interventions, Inc.+...........   6,400      26,624
                                                               ----------
                                                                2,806,123
                                                               ----------

                                                               Market Value
                   Security Description                Shares    (Note 2)

     ----------------------------------------------------------------------
     Medical - Biomedical/Gene -- 0.5%
       Arena Pharmaceuticals, Inc.+...................  16,300  $   98,941
       Enzo Biochem, Inc.+............................  44,600     577,570
       Exelixis, Inc.+................................  47,900     272,551
       Keryx Biopharmaceuticals, Inc.+................  21,500      11,395
       Protalix BioTherapeutics, Inc.+................  25,900      60,865
       Regeneron Pharmaceuticals, Inc.+...............  11,900     258,468
       Seattle Genetics, Inc.+........................  14,700     163,905
                                                                ----------
                                                                 1,443,695
                                                                ----------
     Medical - Drugs -- 0.3%
       Auxilium Pharmaceuticals, Inc.+................   6,950     273,205
       Bionovo, Inc.+.................................  43,100      56,030
       Rigel Pharmaceuticals, Inc.+...................   4,600     108,836
       Uluru, Inc.+...................................  27,700      40,165
       ViroPharma, Inc.+..............................  25,000     366,250
                                                                ----------
                                                                   844,486
                                                                ----------
     Medical - Generic Drugs -- 0.5%
       Alpharma, Inc., Class A+.......................  20,000     714,000
       Perrigo Co.....................................  20,100     703,299
                                                                ----------
                                                                 1,417,299
                                                                ----------
     Medical - HMO -- 0.8%
       Magellan Health Services, Inc.+................  54,100   2,356,596
                                                                ----------
     Medical - Outpatient/Home Medical -- 0.9%
       Gentiva Health Services, Inc.+.................  99,700   2,774,651
                                                                ----------
     Metal Processors & Fabrication -- 1.0%
       CIRCOR International, Inc......................   6,400     385,664
       Worthington Industries, Inc.................... 150,200   2,643,520
                                                                ----------
                                                                 3,029,184
                                                                ----------
     Miscellaneous Manufacturing -- 0.2%
       Reddy Ice Holdings, Inc........................  89,700     755,274
                                                                ----------
     Networking Products -- 0.5%
       Black Box Corp.................................  43,600   1,562,624
                                                                ----------
     Office Automation & Equipment -- 0.7%
       IKON Office Solutions, Inc..................... 127,000   2,198,370
                                                                ----------
     Office Furnishings - Original -- 0.6%
       HNI Corp.......................................  42,200     976,508
       Steelcase, Inc., Class A.......................  90,700   1,006,770
                                                                ----------
                                                                 1,983,278
                                                                ----------
     Office Supplies & Forms -- 0.3%
       The Standard Register Co.......................  93,700   1,060,684
                                                                ----------
     Oil & Gas Drilling -- 0.5%
       Grey Wolf, Inc.+............................... 148,400   1,292,564
       Patterson-UTI Energy, Inc......................   9,500     269,990
                                                                ----------
                                                                 1,562,554
                                                                ----------
     Oil Companies - Exploration & Production -- 1.9%
       Brigham Exploration Co.+.......................   4,500      61,065
       Energy Partners, Ltd.+.........................  34,400     409,360
       Mariner Energy, Inc.+..........................  25,691     747,351
       Meridian Resource Corp.+.......................  61,300     166,123
       Stone Energy Corp.+............................  58,400   2,783,928
       Swift Energy Co.+..............................  17,600     822,096
       Vaalco Energy, Inc.+...........................  86,900     680,427
       W&T Offshore, Inc..............................   8,400     295,344
                                                                ----------
                                                                 5,965,694
                                                                ----------
     Oil Field Machinery & Equipment -- 0.2%
       Dresser-Rand Group, Inc.+......................  17,900     726,024
                                                                ----------

AIG Retirement Company II Small Cap Value Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                               Market Value
                   Security Description                Shares    (Note 2)
     ----------------------------------------------------------------------
     COMMON STOCK (continued)
     Oil Refining & Marketing -- 0.3%
       Holly Corp.....................................  28,400 $   908,800
                                                               -----------
     Oil - Field Services -- 0.6%
       Trico Marine Services, Inc.+...................  79,300   1,883,375
                                                               -----------
     Paper & Related Products -- 0.7%
       Buckeye Technologies, Inc.+.................... 115,700   1,065,597
       Neenah Paper, Inc..............................  45,300     879,726
       Smurfit-Stone Container Corp.+.................  26,600     134,330
                                                               -----------
                                                                 2,079,653
                                                               -----------
     Pharmacy Services -- 0.9%
       Omnicare, Inc..................................  81,000   2,612,250
                                                               -----------
     Pipelines -- 0.1%
       ONEOK, Inc.....................................   9,600     419,616
                                                               -----------
     Publishing - Books -- 0.8%
       John Wiley & Sons, Inc., Class A...............  52,700   2,507,466
                                                               -----------
     Radio -- 0.1%
       Cumulus Media, Inc., Class A+..................  75,400     353,626
       Westwood One, Inc.+............................  98,000      81,340
                                                               -----------
                                                                   434,966
                                                               -----------
     Real Estate Investment Trusts -- 9.3%
       Anworth Mortgage Asset Corp.................... 174,400   1,140,576
       Apartment Investment & Management Co., Class A.  49,647   1,759,490
       Brandywine Realty Trust........................  12,746     221,780
       Cousins Properties, Inc........................  17,500     437,325
       DCT Industrial Trust, Inc...................... 180,700   1,348,022
       DiamondRock Hospitality Co.....................  86,300     794,823
       Dupont Fabros Technology, Inc..................  19,200     337,152
       Extra Space Storage, Inc.......................  35,000     551,250
       Home Properties, Inc...........................  31,200   1,645,800
       Hospitality Properties Trust...................  17,800     403,704
       LaSalle Hotel Properties.......................  28,800     750,816
       Lexington Corporate Properties Trust........... 222,900   3,323,439
       LTC Properties, Inc............................  71,400   1,918,518
       MFA Mtg. Investments, Inc...................... 259,200   1,762,560
       Mission West Properties........................  65,500     637,970
       Pennsylvania Real Estate Investment Trust......     900      17,865
       PS Business Parks, Inc.........................  50,400   2,713,032
       Ramco - Gershenson Properties Trust............  71,400   1,650,768
       Senior Housing Properties Trust................  84,700   1,836,296
       Strategic Hotels & Resorts, Inc................  40,000     368,800
       Sunstone Hotel Investors, Inc.................. 136,900   1,941,242
       Taubman Centers, Inc...........................  35,500   1,723,170
       Universal Health Realty Income Trust...........  30,900   1,133,721
                                                               -----------
                                                                28,418,119
                                                               -----------
     Retail - Apparel/Shoe -- 1.6%
       Cache, Inc.+...................................  45,400     531,634
       Charlotte Russe Holding, Inc.+.................  82,400     973,144
       Collective Brands, Inc.+.......................  55,700     808,764
       The Finish Line, Inc., Class A................. 225,400   2,725,086
                                                               -----------
                                                                 5,038,628
                                                               -----------
     Retail - Auto Parts -- 0.5%
       Advance Auto Parts, Inc........................  33,800   1,454,752
                                                               -----------
     Retail - Bookstores -- 0.3%
       Barnes & Noble, Inc............................  42,300   1,046,079
                                                               -----------
     Retail - Consumer Electronics -- 0.3%
       RadioShack Corp................................  43,200     821,232
                                                               -----------
     Retail - Convenience Store -- 0.1%
       The Pantry, Inc.+..............................  15,900     291,606
                                                               -----------

                                                                  Market Value
                   Security Description                   Shares    (Note 2)

  ----------------------------------------------------------------------------
  Retail - Discount -- 1.1%
    Big Lots, Inc.+...................................... 109,400  $3,234,958
                                                                   ----------
  Retail - Restaurants -- 0.8%
    Denny's Corp.+....................................... 179,800     503,440
    Domino's Pizza, Inc.+................................  23,700     317,580
    Jack in the Box, Inc.+...............................  69,300   1,644,489
                                                                   ----------
                                                                    2,465,509
                                                                   ----------
  Rubber/Plastic Products -- 0.3%
    Myers Industries, Inc................................  77,400   1,018,584
                                                                   ----------
  Savings & Loans/Thrifts -- 1.4%
    Astoria Financial Corp............................... 102,900   2,248,365
    First Financial Holdings, Inc........................  10,500     229,320
    First Niagara Financial Group, Inc...................  78,500   1,174,360
    FirstFed Financial Corp.+............................  17,200     270,040
    United Community Financial Corp......................  15,700      56,677
    WSFS Financial Corp..................................   5,000     267,350
                                                                   ----------
                                                                    4,246,112
                                                                   ----------
  Semiconductor Components - Integrated Circuits -- 1.0%
    Cirrus Logic, Inc.+.................................. 266,900   1,657,449
    Emulex Corp.+........................................  49,800     668,316
    Integrated Device Technology, Inc.+..................  51,800     548,562
    TriQuint Semiconductor, Inc.+........................  47,700     300,033
                                                                   ----------
                                                                    3,174,360
                                                                   ----------
  Semiconductor Equipment -- 1.2%
    Asyst Technologies, Inc.+............................ 213,500     879,620
    Axcelis Technologies, Inc.+..........................  54,000     255,420
    Brooks Automation, Inc.+.............................  48,600     467,046
    Cohu, Inc............................................  30,800     514,360
    Novellus Systems, Inc.+..............................  42,000     952,140
    Ultratech, Inc.+.....................................  30,600     454,410
                                                                   ----------
                                                                    3,522,996
                                                                   ----------
  Software Tools -- 0.1%
    MedAssets, Inc.+.....................................  12,500     222,250
                                                                   ----------
  Steel - Producers -- 0.4%
    Reliance Steel & Aluminum Co.........................  14,200     809,542
    Steel Dynamics, Inc..................................  14,700     365,001
                                                                   ----------
                                                                    1,174,543
                                                                   ----------
  Telecom Services -- 0.3%
    Consolidated Communications Holdings, Inc............  29,285     442,496
    RCN Corp.+...........................................  43,400     601,524
                                                                   ----------
                                                                    1,044,020
                                                                   ----------
  Telecommunication Equipment -- 0.7%
    CommScope, Inc.+.....................................  40,900   2,002,873
    UTStarcom, Inc.+.....................................  12,600      41,076
                                                                   ----------
                                                                    2,043,949
                                                                   ----------
  Telephone - Integrated -- 0.8%
    CenturyTel, Inc......................................  23,800     919,394
    Frontier Communications Corp......................... 119,356   1,500,305
                                                                   ----------
                                                                    2,419,699
                                                                   ----------
  Television -- 0.3%
    Belo Corp., Class A..................................  69,800     511,634
    Sinclair Broadcast Group, Inc., Class A..............  65,400     463,686
                                                                   ----------
                                                                      975,320
                                                                   ----------
  Therapeutics -- 0.3%
    Cypress Bioscience, Inc.+............................  14,400      98,784
    United Therapeutics Corp.+...........................   6,400     679,232
                                                                   ----------
                                                                      778,016
                                                                   ----------

AIG Retirement Company II Small Cap Value Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                         Market Value
                  Security Description           Shares    (Note 2)
          -----------------------------------------------------------
          COMMON STOCK (continued)
          Tobacco -- 0.6%
            Alliance One International, Inc.+... 305,800 $  1,229,316
            Universal Corp......................  13,200      685,344
                                                         ------------
                                                            1,914,660
                                                         ------------
          Toys -- 1.4%
            Hasbro, Inc.........................  77,100    2,883,540
            JAKKS Pacific, Inc.+................  57,500    1,434,625
                                                         ------------
                                                            4,318,165
                                                         ------------
          Transport - Air Freight -- 0.2%
            Atlas Air Worldwide Holdings, Inc.+.  13,000      750,620
                                                         ------------
          Transport - Marine -- 0.5%
            Frontline, Ltd......................   8,600      519,526
            General Maritime Corp...............  12,600      311,220
            Overseas Shipholding Group, Inc.....   9,100      652,834
                                                         ------------
                                                            1,483,580
                                                         ------------
          Transport - Services -- 0.8%
            Pacer International, Inc............ 116,500    2,455,820
                                                         ------------
          Transport - Truck -- 0.3%
            Arkansas Best Corp..................  21,300      737,406
            Saia, Inc.+.........................  12,200      235,216
                                                         ------------
                                                              972,622
                                                         ------------
          Vitamins & Nutrition Products -- 0.4%
            NBTY, Inc.+.........................  36,200    1,203,288
                                                         ------------
          Web Portals/ISP -- 0.2%
            United Online, Inc..................  63,700      670,761
                                                         ------------
          Wire & Cable Products -- 0.0%
            Insteel Industries, Inc.............   8,400      143,640
                                                         ------------
          Wireless Equipment -- 0.1%
            InterDigital, Inc.+.................   5,600      148,624
                                                         ------------
          Total Common Stock
             (cost $316,610,898)................          293,370,423
                                                         ------------

                                                              Principal   Market Value
                   Security Description                        Amount       (Note 2)

---------------------------------------------------------------------------------------
U.S. GOVERNMENT TREASURIES -- 0.3%
United States Treasury Notes -- 0.3%
  United States Treasury Notes
   4.63% due 11/30/08(1)
   (cost $818,680).......................................... $   805,000  $    810,849
                                                                          ------------
Total Long-Term Investment Securities
   (cost $317,429,578)......................................               294,181,272
                                                                          ------------
REPURCHASE AGREEMENT -- 4.1%
  Agreement with State Street Bank & Trust Co., bearing
   interest at 1.58% dated 08/29/08, to be repurchased
   09/02/08 in the amount of $11,750,062 and
   collateralized by Federal National Mtg. Assoc., bearing
   interest at 4.12% due 05/06/2013 and having an
   approximate value of $12,102,706.
   (cost $11,748,000).......................................  11,748,000    11,748,000
  Agreement with State Street Bank & Trust Co., bearing
   interest at 1.58% dated 08/29/08, to be repurchased
   09/02/08 in the amount of $931,163 and collateralized
   by Federal Home Loan Bank, bearing interest at 2.58%
   due 01/08/09 and having an approximate value of
   $960,000.
   (cost $931,000)..........................................     931,000       931,000
                                                                          ------------
Total Repurchase Agreement
   (Cost $12,679,000).......................................                12,679,000
                                                                          ------------
TOTAL INVESTMENTS
   (cost $330,108,578)(2)...................................       100.2%  306,860,272
Liabilities in excess of other assets.......................        (0.2)     (503,415)
                                                             -----------  ------------
NET ASSETS --                                                      100.0% $306,356,857
                                                             ===========  ============

--------
+  Non-income producing security
(1)The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(2)See Note 5 for cost of investments on a tax basis.

Open Futures Contracts
---------------------------------------------------------------------------------------
                                                                           Unrealized
Number of                       Expiration    Value at     Value as of    Appreciation
Contracts    Description           Date      Trade Date  August 31, 2008 (Depreciation)
---------------------------------------------------------------------------------------
 34 Long  Russell 2000 Index. September 2008 $12,028,016   $12,578,300      $550,284
                                                                            ========

See Notes to Financial Statements

AIG Retirement Company II Socially Responsible Fund
PORTFOLIO PROFILE -- August 31, 2008 (Unaudited)
--------------------------------------------------------------------------------

Industry Allocation*

          Medical -- Drugs....................................... 6.0%
          Finance -- Investment Banker/Broker.................... 4.6
          Oil Companies -- Exploration & Production.............. 4.5
          Computers.............................................. 4.4
          Multimedia............................................. 4.3
          Banks -- Super Regional................................ 4.1
          Commercial Paper....................................... 3.7
          Applications Software.................................. 3.0
          Oil -- Field Services.................................. 3.0
          Insurance -- Multi-line................................ 2.8
          Food -- Misc........................................... 2.7
          Medical -- Biomedical/Gene............................. 2.5
          Industrial Gases....................................... 2.4
          Networking Products.................................... 2.2
          Medical Instruments.................................... 2.0
          Beverages -- Non-alcoholic............................. 2.0
          Pipelines.............................................. 1.9
          Transport -- Rail...................................... 1.9
          Retail -- Drug Store................................... 1.8
          Diversified Manufacturing Operations................... 1.8
          Retail -- Restaurants.................................. 1.7
          Wireless Equipment..................................... 1.6
          Enterprise Software/Service............................ 1.6
          Retail -- Discount..................................... 1.5
          Cosmetics & Toiletries................................. 1.4
          Machinery -- Construction & Mining..................... 1.4
          Consumer Products -- Misc.............................. 1.4
          Oil Companies -- Integrated............................ 1.3
          Web Portals/ISP........................................ 1.3
          Medical -- HMO......................................... 1.2
          Insurance -- Property/Casualty......................... 1.2
          Banks -- Fiduciary..................................... 1.1
          Real Estate Investment Trusts.......................... 1.1
          Commercial Services -- Finance......................... 1.0
          Medical Products....................................... 1.0
          Telephone -- Integrated................................ 1.0
          Insurance -- Life/Health............................... 0.9
          Finance -- Credit Card................................. 0.9
          Electric -- Integrated................................. 0.8
          Athletic Footwear...................................... 0.8
          Machinery -- Farming................................... 0.8
          Oil & Gas Drilling..................................... 0.7
          Metal Processors & Fabrication......................... 0.7
          Cable TV............................................... 0.7
          Semiconductor Equipment................................ 0.6
          Retail -- Building Products............................ 0.6
          Metal -- Copper........................................ 0.5
          Auto -- Heavy Duty Trucks.............................. 0.5
          Telecom Services....................................... 0.5
          Food -- Wholesale/Distribution......................... 0.5
          Consulting Services.................................... 0.4
          Pharmacy Services...................................... 0.4
          U.S. Government Treasuries............................. 0.4
          Computers -- Memory Devices............................ 0.4
          Oil Field Machinery & Equipment........................ 0.4
          Electric -- Generation................................. 0.3
          Independent Power Producers............................ 0.3
          Gas -- Distribution.................................... 0.3
          Repurchase Agreements.................................. 0.3
          Food -- Retail......................................... 0.3
          Medical -- Wholesale Drug Distribution................. 0.3
          Engines -- Internal Combustion......................... 0.3
          Electronic Components -- Misc.......................... 0.3
          Advertising Agencies................................... 0.3
          Investment Management/Advisor Services................. 0.2
          E-Commerce/Services.................................... 0.2
          Food -- Confectionery.................................. 0.2
          Agricultural Operations................................ 0.2
          Semiconductor Components -- Integrated Circuits........ 0.2

         Office Automation & Equipment..........................  0.2
         Retail -- Major Department Stores......................  0.2
         Retail -- Office Supplies..............................  0.2
         Engineering/R&D Services...............................  0.1
         Printing -- Commercial.................................  0.1
         Distribution/Wholesale.................................  0.1
         E-Commerce/Products....................................  0.1
         Airlines...............................................  0.1
         Retail -- Apparel/Shoe.................................  0.1
         Retail -- Consumer Electronics.........................  0.1
         Banks -- Commercial....................................  0.1
         Finance -- Other Services..............................  0.1
         Electronic Measurement Instruments.....................  0.1
         Steel -- Specialty.....................................  0.1
         Retail -- Regional Department Stores...................  0.1
         Transport -- Services..................................  0.1
         Electronic Forms.......................................  0.1
         Electronic Components -- Semiconductors................  0.1
         Agricultural Chemicals.................................  0.1
         Insurance Brokers......................................  0.1
                                                                 ----
                                                                 99.9%
                                                                 ====

*  Calculated as a percentage of net assets

AIG Retirement Company II Socially Responsible Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008
--------------------------------------------------------------------------------



                                                          Market Value
                 Security Description            Shares     (Note 2)
         -------------------------------------------------------------
         COMMON STOCK -- 95.5%
         Advertising Agencies -- 0.3%
           Omnicom Group, Inc..................    56,404 $ 2,390,966
                                                          -----------
         Agricultural Chemicals -- 0.1%
           The Mosaic Co.......................     6,668     711,742
                                                          -----------
         Agricultural Operations -- 0.2%
           Archer - Daniels - Midland Co.......    75,428   1,920,397
                                                          -----------
         Airlines -- 0.1%
           Southwest Airlines Co...............    71,952   1,095,829
                                                          -----------
         Applications Software -- 3.0%
           Microsoft Corp...................... 1,002,688  27,363,355
                                                          -----------
         Athletic Footwear -- 0.8%
           NIKE, Inc., Class B.................   116,899   7,085,248
                                                          -----------
         Auto - Heavy Duty Trucks -- 0.5%
           PACCAR, Inc.........................   111,894   4,818,156
                                                          -----------
         Banks - Commercial -- 0.1%
           BB&T Corp...........................    32,495     974,850
                                                          -----------
         Banks - Fiduciary -- 1.1%
           State Street Corp...................    54,951   3,718,534
           The Bank of New York Mellon Corp....   193,961   6,712,990
                                                          -----------
                                                           10,431,524
                                                          -----------
         Banks - Super Regional -- 4.1%
           Bank of America Corp................   626,186  19,499,432
           Capital One Financial Corp..........    47,641   2,102,874
           PNC Financial Services Group, Inc...     9,074     652,874
           SunTrust Banks, Inc.................    22,944     961,124
           US Bancorp..........................   335,377  10,685,111
           Wachovia Corp.......................   214,305   3,405,307
                                                          -----------
                                                           37,306,722
                                                          -----------
         Beverages - Non - alcoholic -- 2.0%
           The Coca - Cola Co..................   347,292  18,083,494
                                                          -----------
         Cable TV -- 0.7%
           The DIRECTV Group, Inc.+............   101,623   2,866,785
           Time Warner Cable, Inc.+............   117,032   3,130,606
                                                          -----------
                                                            5,997,391
                                                          -----------
         Commercial Services - Finance -- 1.0%
           Automatic Data Processing, Inc......   137,530   6,103,581
           Mastercard, Inc., Class A...........     2,363     573,146
           Paychex, Inc........................    45,302   1,543,892
           The Western Union Co................    17,361     479,511
           Visa, Inc., Class A.................     8,624     654,562
                                                          -----------
                                                            9,354,692
                                                          -----------
         Computers -- 4.4%
           Apple, Inc.+........................    82,915  14,056,580
           Dell, Inc.+.........................   287,299   6,243,007
           Hewlett - Packard Co................   422,220  19,810,563
                                                          -----------
                                                           40,110,150
                                                          -----------
         Computers - Memory Devices -- 0.4%
           EMC Corp.+..........................   233,240   3,563,907
           Seagate Technology(2)(3)(4).........       510           0
                                                          -----------
                                                            3,563,907
                                                          -----------
         Consulting Services -- 0.4%
           Accenture Ltd., Class A.............    94,085   3,891,356
                                                          -----------
         Consumer Products - Misc. -- 1.4%
           Kimberly - Clark Corp...............   200,572  12,371,281
                                                          -----------

                                                              Market Value
                   Security Description               Shares    (Note 2)

      --------------------------------------------------------------------
      Cosmetics & Toiletries -- 1.4%
        Colgate - Palmolive Co....................... 174,304 $13,252,333
                                                              -----------
      Distribution/Wholesale -- 0.1%
        WW Grainger, Inc.............................  12,605   1,134,828
                                                              -----------
      Diversified Manufacturing Operations -- 1.8%
        Cooper Industries, Ltd., Class A.............  96,907   4,616,650
        Danaher Corp................................. 127,675  10,414,450
        Harsco Corp..................................  19,457   1,024,216
                                                              -----------
                                                               16,055,316
                                                              -----------
      E - Commerce/Products -- 0.1%
        Amazon.com, Inc.+............................  14,000   1,131,340
                                                              -----------
      E - Commerce/Services -- 0.2%
        eBay, Inc.+..................................  88,306   2,201,469
                                                              -----------
      Electric - Generation -- 0.3%
        The AES Corp.+............................... 202,535   3,090,684
                                                              -----------
      Electric - Integrated -- 0.8%
        Allegheny Energy, Inc........................  47,136   2,136,675
        Pepco Holdings, Inc.......................... 195,227   4,949,004
                                                              -----------
                                                                7,085,679
                                                              -----------
      Electronic Components - Misc. -- 0.3%
        Tyco Electronics, Ltd........................  74,068   2,437,578
                                                              -----------
      Electronic Components - Semiconductors -- 0.1%
        Broadcom Corp., Class A+.....................  31,660     761,740
                                                              -----------
      Electronic Forms -- 0.1%
        Adobe Systems, Inc.+.........................  18,026     772,054
                                                              -----------
      Electronic Measurement Instruments -- 0.1%
        Agilent Technologies, Inc.+..................  26,313     914,640
                                                              -----------
      Engineering/R&D Services -- 0.1%
        Fluor Corp...................................  16,390   1,313,331
                                                              -----------
      Engines - Internal Combustion -- 0.3%
        Cummins, Inc.................................  38,476   2,507,096
                                                              -----------
      Enterprise Software/Service -- 1.6%
        Oracle Corp.+................................ 649,162  14,236,123
                                                              -----------
      Finance - Credit Card -- 0.9%
        American Express Co.......................... 200,652   7,961,871
                                                              -----------
      Finance - Investment Banker/Broker -- 4.6%
        Citigroup, Inc............................... 765,248  14,532,059
        JPMorgan Chase & Co.......................... 511,220  19,676,858
        Lehman Brothers Holdings, Inc................  58,681     944,177
        Merrill Lynch & Co., Inc..................... 169,277   4,799,003
        The Charles Schwab Corp......................  87,142   2,090,537
                                                              -----------
                                                               42,042,634
                                                              -----------
      Finance - Other Services -- 0.1%
        CME Group, Inc...............................   2,812     943,089
                                                              -----------
      Food - Confectionery -- 0.2%
        WM Wrigley Jr. Co............................  26,181   2,080,866
                                                              -----------
      Food - Misc. -- 2.7%
        General Mills, Inc...........................  74,412   4,924,586
        H.J. Heinz Co................................  56,117   2,823,807
        Kellogg Co...................................  73,013   3,974,828
        Kraft Foods, Inc., Class A................... 410,764  12,943,174
                                                              -----------
                                                               24,666,395
                                                              -----------
      Food - Retail -- 0.3%
        Safeway, Inc.................................  97,970   2,580,530
                                                              -----------
      Food - Wholesale/Distribution -- 0.5%
        Sysco Corp................................... 147,182   4,684,803
                                                              -----------

AIG Retirement Company II Socially Responsible Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                              Market Value
                   Security Description               Shares    (Note 2)
      --------------------------------------------------------------------
      COMMON STOCK (continued)
      Gas - Distribution -- 0.3%
        NiSource, Inc................................ 173,704 $ 2,862,642
                                                              -----------
      Independent Power Producers -- 0.3%
        Calpine Corp.+...............................  26,958     485,244
        Mirant Corp.+................................  47,119   1,393,780
        NRG Energy, Inc.+............................  29,955   1,127,506
                                                              -----------
                                                                3,006,530
                                                              -----------
      Industrial Gases -- 2.4%
        Air Products & Chemicals, Inc................ 120,379  11,056,811
        Praxair, Inc................................. 117,755  10,579,109
                                                              -----------
                                                               21,635,920
                                                              -----------
      Insurance Brokers -- 0.1%
        Marsh & McLennan Cos., Inc...................  16,031     511,870
                                                              -----------
      Insurance - Life/Health -- 0.9%
        AFLAC, Inc...................................  71,659   4,063,065
        Prudential Financial, Inc....................  53,296   3,928,448
                                                              -----------
                                                                7,991,513
                                                              -----------
      Insurance - Multi - line -- 2.8%
        ACE, Ltd.....................................  22,773   1,198,088
        Allstate Corp................................ 223,878  10,103,614
        Hartford Financial Services Group, Inc.......  64,629   4,076,797
        MetLife, Inc................................. 194,432  10,538,214
                                                              -----------
                                                               25,916,713
                                                              -----------
      Insurance - Property/Casualty -- 1.2%
        Chubb Corp...................................  61,163   2,936,436
        The Travelers Cos., Inc...................... 183,516   8,104,066
                                                              -----------
                                                               11,040,502
                                                              -----------
      Investment Management/Advisor Services -- 0.2%
        Franklin Resources, Inc......................  21,484   2,245,078
                                                              -----------
      Machinery - Construction & Mining -- 1.4%
        Caterpillar, Inc............................. 185,041  13,087,950
                                                              -----------
      Machinery - Farming -- 0.8%
        Deere & Co...................................  98,664   6,962,718
                                                              -----------
      Medical Instruments -- 2.0%
        Boston Scientific Corp.+..................... 107,684   1,352,511
        Medtronic, Inc............................... 287,404  15,692,258
        St. Jude Medical, Inc.+......................  26,995   1,237,181
                                                              -----------
                                                               18,281,950
                                                              -----------
      Medical Products -- 1.0%
        Covidien, Ltd................................  78,782   4,259,743
        Stryker Corp.................................  63,891   4,292,836
        Zimmer Holdings, Inc.+.......................  10,991     795,639
                                                              -----------
                                                                9,348,218
                                                              -----------
      Medical - Biomedical/Gene -- 2.5%
        Amgen, Inc.+................................. 154,258   9,695,115
        Celgene Corp.+...............................  16,038   1,111,433
        Genentech, Inc.+.............................  58,258   5,752,978
        Gilead Sciences, Inc.+....................... 112,447   5,923,708
                                                              -----------
                                                               22,483,234
                                                              -----------
      Medical - Drugs -- 6.0%
        Allergan, Inc................................  75,387   4,211,872
        Bristol - Myers Squibb Co.................... 634,920  13,549,193
        Eli Lilly & Co............................... 293,642  13,698,399
        Forest Laboratories, Inc.+...................  91,960   3,282,052
        Merck & Co., Inc............................. 442,284  15,776,270
        Schering - Plough Corp....................... 242,452   4,703,569
                                                              -----------
                                                               55,221,355
                                                              -----------

                                                               Market Value
                   Security Description                Shares    (Note 2)

     ----------------------------------------------------------------------
     Medical - HMO -- 1.2%
       Aetna, Inc.....................................  52,794 $ 2,277,533
       UnitedHealth Group, Inc........................ 164,803   5,018,252
       WellPoint, Inc.+...............................  75,842   4,003,699
                                                               -----------
                                                                11,299,484
                                                               -----------
     Medical - Wholesale Drug Distribution -- 0.3%
       Cardinal Health, Inc...........................  46,134   2,536,447
                                                               -----------
     Metal Processors & Fabrication -- 0.7%
       Precision Castparts Corp.......................  60,089   6,204,790
                                                               -----------
     Metal - Copper -- 0.5%
       Southern Copper Corp........................... 190,115   4,853,636
                                                               -----------
     Multimedia -- 4.3%
       News Corp., Class A............................ 619,796   8,776,311
       The Walt Disney Co............................. 473,417  15,315,040
       Time Warner, Inc............................... 740,749  12,126,061
       Viacom, Inc., Class B+......................... 102,729   3,028,451
                                                               -----------
                                                                39,245,863
                                                               -----------
     Networking Products -- 2.2%
       Cisco Systems, Inc.+........................... 852,560  20,504,068
                                                               -----------
     Office Automation & Equipment -- 0.2%
       Pitney Bowes, Inc..............................  52,570   1,795,265
                                                               -----------
     Oil & Gas Drilling -- 0.7%
       Transocean, Inc.+..............................  51,660   6,571,152
                                                               -----------
     Oil Companies - Exploration & Production -- 4.5%
       Apache Corp....................................  98,407  11,255,793
       Chesapeake Energy Corp.........................  90,272   4,369,165
       Devon Energy Corp.............................. 129,247  13,189,656
       EOG Resources, Inc.............................  57,044   5,956,535
       Noble Energy, Inc..............................  53,137   3,811,517
       Questar Corp...................................  44,479   2,308,015
                                                               -----------
                                                                40,890,681
                                                               -----------
     Oil Companies - Integrated -- 1.3%
       Hess Corp......................................  68,969   7,221,744
       Murphy Oil Corp................................  63,599   4,994,429
                                                               -----------
                                                                12,216,173
                                                               -----------
     Oil Field Machinery & Equipment -- 0.4%
       National-Oilwell Varco, Inc.+..................  43,821   3,230,922
                                                               -----------
     Oil - Field Services -- 3.0%
       Halliburton Co................................. 166,574   7,319,262
       Schlumberger, Ltd.............................. 208,324  19,628,287
                                                               -----------
                                                                26,947,549
                                                               -----------
     Pharmacy Services -- 0.4%
       Express Scripts, Inc.+.........................  15,008   1,101,737
       Medco Health Solutions, Inc.+..................  57,013   2,671,059
                                                               -----------
                                                                 3,772,796
                                                               -----------
     Pipelines -- 1.9%
       El Paso Corp................................... 162,750   2,727,690
       Spectra Energy Corp............................ 278,286   7,363,448
       Williams Cos., Inc............................. 229,735   7,096,514
                                                               -----------
                                                                17,187,652
                                                               -----------
     Printing - Commercial -- 0.1%
       R.R. Donnelley & Sons Co.......................  46,057   1,284,069
                                                               -----------
     Real Estate Investment Trusts -- 1.1%
       Annaly Mtg. Management, Inc.................... 165,269   2,472,424
       ProLogis.......................................  22,330     961,530

AIG Retirement Company II Socially Responsible Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                                  Market Value
                   Security Description                   Shares    (Note 2)
  ----------------------------------------------------------------------------
  COMMON STOCK (continued)
  Real Estate Investment Trusts (continued)
    Simon Property Group, Inc............................  51,655 $ 4,901,027
    Vornado Realty Trust.................................  15,507   1,542,326
                                                                  -----------
                                                                    9,877,307
                                                                  -----------
  Retail - Apparel/Shoe -- 0.1%
    The Gap, Inc.........................................  56,226   1,093,596
                                                                  -----------
  Retail - Building Products -- 0.6%
    Lowe's Cos., Inc..................................... 210,048   5,175,583
                                                                  -----------
  Retail - Consumer Electronics -- 0.1%
    Best Buy Co., Inc....................................  24,366   1,090,866
                                                                  -----------
  Retail - Discount -- 1.5%
    Costco Wholesale Corp................................  81,634   5,474,376
    Target Corp.......................................... 149,556   7,929,459
                                                                  -----------
                                                                   13,403,835
                                                                  -----------
  Retail - Drug Store -- 1.8%
    CVS Caremark Corp.................................... 255,921   9,366,709
    Walgreen Co.......................................... 184,950   6,737,728
                                                                  -----------
                                                                   16,104,437
                                                                  -----------
  Retail - Major Department Stores -- 0.2%
    TJX Cos., Inc........................................  40,124   1,454,094
                                                                  -----------
  Retail - Office Supplies -- 0.2%
    Staples, Inc.........................................  57,344   1,387,725
                                                                  -----------
  Retail - Regional Department Stores -- 0.1%
    Kohl's Corp.+........................................  16,606     816,517
                                                                  -----------
  Retail - Restaurants -- 1.7%
    McDonald's Corp...................................... 254,273  15,777,640
                                                                  -----------
  Semiconductor Components - Integrated Circuits -- 0.2%
    Analog Devices, Inc..................................  65,610   1,834,456
                                                                  -----------
  Semiconductor Equipment -- 0.6%
    Applied Materials, Inc............................... 327,459   5,868,065
                                                                  -----------
  Steel - Specialty -- 0.1%
    Allegheny Technologies, Inc..........................  17,573     861,077
                                                                  -----------
  Telecom Services -- 0.5%
    Embarq Corp.......................................... 101,669   4,794,710
    ESC Telecorp PCS.....................................     400           0
                                                                  -----------
                                                                    4,794,710
                                                                  -----------
  Telephone - Integrated -- 1.0%
    Qwest Communications International, Inc.............. 392,000   1,481,760
    Sprint Nextel Corp................................... 405,669   3,537,434
    Windstream Corp...................................... 329,812   4,096,265
                                                                  -----------
                                                                    9,115,459
                                                                  -----------
  Transport - Rail -- 1.9%
    CSX Corp............................................. 114,827   7,427,010
    Norfolk Southern Corp................................ 130,020   9,560,371
                                                                  -----------
                                                                   16,987,381
                                                                  -----------
  Transport - Services -- 0.1%
    C.H. Robinson Worldwide, Inc.........................  15,206     792,385
                                                                  -----------
  Web Portals/ISP -- 1.3%
    Google, Inc., Class A+...............................  21,542   9,980,193
    Yahoo!, Inc.+........................................  96,853   1,877,011
                                                                  -----------
                                                                   11,857,204
                                                                  -----------



                                                               Shares/
                                                              Principal   Market Value
                   Security Description                        Amount       (Note 2)

--------------------------------------------------------------------------------------
Wireless Equipment -- 1.6%
  American Tower Corp., Class A+............................      32,326  $  1,336,033
  QUALCOMM, Inc.............................................     255,975    13,477,084
                                                                          ------------
                                                                            14,813,117
                                                                          ------------
Total Long-Term Investment Securities
   (cost $903,355,020)......................................               871,567,653
                                                                          ------------
SHORT-TERM INVESTMENT SECURITIES -- 0.4%
Commercial Paper -- 3.7%
  Erste Finance LLC
   2.07% due 09/02/08
    (cost $33,998,045)...................................... $34,000,000    33,998,045
                                                                          ------------
U.S. Government Treasuries -- 0.4%
  United States Treasury Bills
   1.13% due 09/11/08(1)....................................     130,000       129,959
   1.15% due 09/11/08(1)....................................     890,000       889,717
   1.40% due 09/04/08(1)....................................      55,000        54,994
   1.43% due 09/18/08(1)....................................      90,000        89,939
   1.46% due 09/18/08(1)....................................     850,000       848,235
   1.47% due 09/04/08(1)....................................   1,000,000       999,877
   1.60% due 09/04/08(1)....................................     475,000       474,937
   1.60% due 09/18/08(1)....................................     225,000       224,658
                                                                          ------------
                                                                             3,712,316
                                                                          ------------
Total Short-Term Investment Securities
   (cost $37,710,361).......................................                37,710,361
                                                                          ------------
REPURCHASE AGREEMENT -- 0.3%
  Agreement with State Street Bank & Trust Co., bearing
   interest at 1.58% dated 08/29/08, to be repurchased
   09/02/08 in the amount of $2,652,466 and collateralized
   by Federal Home Loan Bank, bearing interest at 4.38%
   due 09/17/10 and having an approximate value of
   $2,733,413
   (cost $2,652,000)........................................   2,652,000     2,652,000
                                                                          ------------
TOTAL INVESTMENTS
   (cost $943,717,381)(5)...................................        99.9%  911,930,014
Other assets less liabilities...............................         0.1     1,062,070
                                                             -----------  ------------
NET ASSETS --                                                      100.0% $912,992,084
                                                             ===========  ============

--------
+  Non-income producing security
(1)The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(2)Fair valued security; see Note 2
(3)Illiquid security
(4)To the extent permitted by the Statement of Additional Information, the Socially Responsible Fund may invest in restricted securities. The Fund has no right to demand registration of these securities. The securities are valued pursuant to Note 2. Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. As of August 31, 2008, the Socially Responsible Fund held the following restricted securities:

                                                            Market
                     Acquisition        Acquisition Market   Value      % of
        Name            Date     Shares    Cost     Value  Per Share Net Assets
 ------------------- ----------- ------ ----------- ------ --------- ----------
 Seagate Technology
  Common Stock...... 11/22/2000   510      $0.00    $0.00    $0.00      0.00%
                                                    =====               ====

(5)See Note 5 for cost of investments on a tax basis.

Open Futures Contracts
------------------------------------------------------------------------------------
                                                                        Unrealized
Number of                    Expiration    Value at     Value as of    Appreciation
Contracts   Description         Date      Trade Date  August 31, 2008 (Depreciation)
------------------------------------------------------------------------------------
127 Long  S & P 500 Index  September 2008 $40,879,413   $40,722,550     $(156,863)
                                                                        =========

See Notes to Financial Statements

AIG Retirement Company II Strategic Bond Fund
PORTFOLIO PROFILE -- August 31, 2008 (Unaudited)
--------------------------------------------------------------------------------

Industry Allocation*

                Sovereign................................. 20.9%
                Federal Home Loan Mtg. Corp...............  7.3
                United States Treasury Notes..............  5.9
                Federal National Mtg. Assoc...............  5.8
                Diversified Financial Services............  5.1
                Oil Companies -- Exploration & Production.  3.1
                Repurchase Agreements.....................  3.1
                Electric -- Integrated....................  2.9
                Special Purpose Entities..................  2.3
                Telephone -- Integrated...................  2.1
                Pipelines.................................  1.7
                Medical -- Hospitals......................  1.7
                Cable TV..................................  1.5
                Finance -- Auto Loans.....................  1.3
                Cellular Telecom..........................  1.2
                Finance -- Investment Banker/Broker.......  1.2
                Medical Products..........................  1.2
                Steel -- Producers........................  1.1
                Chemicals -- Specialty....................  1.1
                Medical -- Drugs..........................  1.0
                Paper & Related Products..................  1.0
                Banks -- Commercial.......................  1.0
                Electric -- Generation....................  0.9
                United States Treasury Bonds..............  0.9
                Electronic Components -- Semiconductors...  0.9
                Diversified Manufacturing Operations......  0.8
                Telecom Services..........................  0.7
                Containers -- Metal/Glass.................  0.7
                Casino Hotels.............................  0.6
                Oil -- Field Services.....................  0.6
                Medical -- HMO............................  0.5
                Metal -- Diversified......................  0.5
                Independent Power Producers...............  0.5
                Satellite Telecom.........................  0.5
                Banks -- Super Regional...................  0.5
                Television................................  0.5
                Transport -- Air Freight..................  0.4
                Auto -- Cars/Light Trucks.................  0.4
                Computer Services.........................  0.4
                Theaters..................................  0.4
                Publishing -- Periodicals.................  0.4
                Transport -- Rail.........................  0.4
                Physicians Practice Management............  0.4
                Broadcast Services/Program................  0.3
                Recycling.................................  0.3
                Non-Hazardous Waste Disposal..............  0.3
                Multimedia................................  0.3
                Direct Marketing..........................  0.3
                Gambling (Non-Hotel)......................  0.3
                Hotels/Motels.............................  0.3
                Office Automation & Equipment.............  0.3
                Food -- Misc..............................  0.3
                Building & Construction Products -- Misc..  0.3
                Real Estate Investment Trusts.............  0.3
                Mining....................................  0.3
                Containers -- Paper/Plastic...............  0.3
                Seismic Data Collection...................  0.2
                Funeral Services & Related Items..........  0.2
                Airlines..................................  0.2
                Consumer Products -- Misc.................  0.2
                Federal Home Loan Bank....................  0.2
                Food -- Meat Products.....................  0.2
                Telecommunication Equipment...............  0.2
                Retail -- Petroleum Products..............  0.2
                Metal -- Aluminum.........................  0.2
                Electronics -- Military...................  0.2
                Insurance Brokers.........................  0.2
                Insurance -- Property/Casualty............  0.2
                Printing -- Commercial....................  0.2
                Agricultural Chemicals....................  0.2
                Oil Companies -- Integrated...............  0.2
                Retail -- Drug Store......................  0.2

                Casino Services..........................   0.2
                Aerospace/Defense -- Equipment...........   0.2
                Home Furnishings.........................   0.2
                Insurance -- Life/Health.................   0.2
                Energy -- Alternate Sources..............   0.2
                Computers -- Memory Devices..............   0.2
                Finance -- Commercial....................   0.2
                Brewery..................................   0.2
                Diversified Operations...................   0.2
                Insurance -- Reinsurance.................   0.1
                Chemicals -- Diversified.................   0.1
                Auto/Truck Parts & Equipment -- Original.   0.1
                Transactional Software...................   0.1
                Insurance -- Multi-line..................   0.1
                Storage/Warehousing......................   0.1
                Poultry..................................   0.1
                Import/Export............................   0.1
                Vitamins & Nutrition Products............   0.1
                Rental Auto/Equipment....................   0.1
                Electronic Components -- Misc............   0.1
                Human Resources..........................   0.1
                Research & Development...................   0.1
                Decision Support Software................   0.1
                Beverages -- Wine/Spirits................   0.1
                Savings & Loans/Thrifts..................   0.1
                Banks -- Fiduciary.......................   0.1
                Medical Information Systems..............   0.1
                Rubber -- Tires..........................   0.1
                Transport -- Services....................   0.1
                Medical -- Generic Drugs.................   0.1
                Real Estate Operations & Development.....   0.1
                Retail -- Restaurants....................   0.1
                Banks -- Money Center....................   0.1
                Oil Refining & Marketing.................   0.1
                Medical -- Nursing Homes.................   0.1
                Water....................................   0.1
                Transport -- Marine......................   0.1
                Finance -- Mortgage Loan/Banker..........   0.1
                Commercial Services -- Finance...........   0.1
                Applications Software....................   0.1
                Retail -- Discount.......................   0.1
                Medical -- Wholesale Drug Distribution...   0.1
                Specified Purpose Acquisitions...........   0.1
                Investment Management/Advisor Services...   0.1
                Travel Services..........................   0.1
                Finance -- Other Services................   0.1
                                                          -----
                                                           98.0%
                                                          =====

Credit Quality+#

                         Government -- Agency...  13.8%
                         Government -- Treasury.   7.2
                         AAA....................  10.3
                         AA.....................   2.5
                         A......................   6.3
                         BBB....................  12.5
                         BB.....................  15.8
                         B......................  20.3
                         CCC....................   7.5
                         CC.....................   0.1
                         C......................   0.3
                         Below C................   0.1
                         Not Rated@.............   3.3
                                                 -----
                                                 100.0%
                                                 =====

*  Calculated as a percentage of net assets.
@ Represent debt issues that either have no rating, or the rating is unavailable from the data source.
+  Source: Standard and Poors
# Calculated as percentage of total debt issues, excluding short-term securities.

AIG Retirement Company II Strategic Bond Fund
PORTFOLIO PROFILE -- August 31, 2008 (Unaudited) -- (continued)
--------------------------------------------------------------------------------

Country Allocation*

                             United States.. 70.7%
                             Brazil.........  3.5
                             Mexico.........  2.6
                             Turkey.........  2.3
                             Australia......  1.8
                             Canada.........  1.7
                             United Kingdom.  1.4
                             Luxembourg.....  1.2
                             Russia.........  1.1
                             Indonesia......  1.0
                             Norway.........  0.9
                             Colombia.......  0.8
                             Japan..........  0.8
                             Philippines....  0.8
                             Germany........  0.7
                             Uruguay........  0.7
                             Ireland........  0.6
                             Sweden.........  0.5
                             Peru...........  0.4
                             Netherlands....  0.4
                             South Africa...  0.4
                             Venezuela......  0.4
                             Bermuda........  0.4
                             Cayman Islands.  0.4
                             Argentina......  0.4
                             Denmark........  0.4
                             Hungary........  0.3
                             Greece.........  0.3
                             Switzerland....  0.3
                             Austria........  0.2
                             Ukrainian SSR..  0.2
                             Panama.........  0.1
                             France.........  0.1
                             Ecuador........  0.1
                             Spain..........  0.1
                                             ----
                                             98.0%
                                             ====

*  Calculated as a percentage of net assets

AIG Retirement Company II Strategic Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008
--------------------------------------------------------------------------------


                                                       Principal  Market Value
                 Security Description                  Amount(1)    (Note 2)
  ----------------------------------------------------------------------------
  ASSET BACKED SECURITIES -- 4.2%
  Diversified Financial Services -- 4.2%
    Banc of America Commercial Mtg., Inc.
     Series 2006-6, Class AM
     5.39% due 10/10/45(2)............................ $  108,000 $    92,007
    Banc of America Funding Corp.
     Series 2007-C, Class 5A1
     5.39% due 05/20/36(3)............................  1,298,426   1,192,562
    Banc of America Funding Corp.
     Series 2006-J, Class 2A1
     5.89% due 01/20/47(3)............................    493,050     380,571
    Bear Stearns Commercial Mtg. Securities, Inc.
     Series 2007-PW15, Class A2
     5.21% due 02/11/44(2)............................    345,000     328,810
    Chase Mtg. Finance Corp.
     Series 2007-A2, Class 1A1
     5.02% due 07/25/37(3)(4).........................    635,278     598,516
    Citigroup Commercial Mtg. Trust
     Series 2008-C7, Class AM
     6.10% due 12/10/49(2)............................    180,000     156,647
    Commercial Mtg. Asset Trust
     Series 1999-C1, Class D
     7.35% due 01/17/32(2)............................    270,000     246,587
    Commercial Mtg. Pass Through Certs.
     Series 2006-CN2A, Class A2FL
     2.68% due 02/05/19*(2)(5)........................    550,000     528,346
    Commercial Mtg. Pass Through Certs.
     Series 2004-LB2A, Class A3
     4.22% due 03/10/39(2)............................    351,000     344,130
    CS First Boston Mtg. Securities Corp.
     Series 2002-CKN2, Class A3
     6.13% due 04/15/37(2)............................    800,000     809,922
    GE Capital Commercial Mtg. Corp.
     Series 2004-C2, Class A4
     4.89% due 03/10/40(2)............................    530,000     501,717
    GMAC Commercial Mtg. Securities, Inc.
     Series 2003-C2, Class A2
     5.67% due 05/10/40(2)(4).........................     75,000      73,685
    Goldman Sachs Mtg. Securities Trust
     Series 2007-GG10, Class A4
     5.99% due 08/10/45...............................  7,700,000   7,056,365
    JP Morgan Chase Commercial Mtg. Securities Corp.
     Series 2006-LDP9, Class AM
     5.37% due 05/15/47(2)............................    310,000     262,605
    LB Commercial Conduit Mtg. Trust
     Series 1998-C1, Class E
     7.00% due 02/18/30(2)............................    155,000     161,107
    Ocwen Advance Receivables Backed Notes
     Series 2006-1A
     5.36% due 11/24/15*(6)...........................    250,000     220,000
    Swift Master Auto Receivables Trust
     Series 2007-2, Class A
     3.12% due 10/15/12(5)............................    975,707     893,732
    Wells Fargo Mtg. Backed Securities Trust
     Series 2006-AR17, Class A2
     5.83% due 10/25/36(3)(4).........................  1,013,702     869,988
    Wells Fargo Mtg. Backed Securities Trust
     Series 2006-AR12, Class 2A1
     6.10% due 09/25/36(3)............................    190,681     162,371
                                                                  -----------
  Total Asset Backed Securities
     (cost $16,177,046)...............................             14,879,668
                                                                  -----------

                                                    Principal Market Value
                  Security Description              Amount(1)   (Note 2)

      --------------------------------------------------------------------
      CONVERTIBLE BONDS & NOTES -- 0.1%
      Drug Delivery Systems -- 0.0%
        Nektar Therapeutics
         Sub. Notes
         3.25% due 09/28/12........................ $ 50,000    $ 34,563
                                                                --------
      Electronic Components-Semiconductors -- 0.1%
        Advanced Micro Devices, Inc.
         Senior Notes
         6.00% due 05/01/15*.......................   25,000      14,219
        Spansion, Inc.
         Senior Sub. Notes
         2.25% due 06/15/16*.......................  315,000     139,781
                                                                --------
                                                                 154,000
                                                                --------
      Telecom Services -- 0.0%
        ICO North America, Inc.
         Notes
         7.50% due 08/15/09(6)(7)(8)(21)...........  130,000     104,000
                                                                --------
      Total Convertible Bonds & Notes
         (cost $464,787)...........................              292,563
                                                                --------
      CORPORATE BONDS & NOTES -- 40.5%
      Aerospace/Defense-Equipment -- 0.2%
        United Technologies Corp.
         Senior Notes
         4.88% due 05/01/15........................  468,000     469,936
        United Technologies Corp.
         Notes
         6.13% due 07/15/38........................  120,000     120,558
                                                                --------
                                                                 590,494
                                                                --------
      Agricultural Chemicals -- 0.2%
        Monsanto Co.
         Company Guar. Bonds
         5.88% due 04/15/38........................  115,000     110,402
        Mosaic Global Holdings, Inc.
         Debentures
         7.38% due 08/01/18........................  115,000     114,281
        Terra Capital, Inc.
         Company Guar. Notes
         7.00% due 02/01/17........................  445,000     432,762
                                                                --------
                                                                 657,445
                                                                --------
      Airlines -- 0.2%
        American Airlines, Inc.
         Pass Through Certs.
         Series 2001-1, Class A-2
         6.82% due 05/23/11........................  525,000     401,625
        Continental Airlines, Inc.
         Pass Through Certs.,
         Series 1991, Class A
         6.55% due 02/02/19........................  260,738     234,664
        Continental Airlines, Inc.
         Pass Through Certs.
         Series 2000-2, Class C
         8.31% due 04/02/11........................   40,993      36,688
        Delta Air Lines, Inc.
         Pass Through Certs.
         Series 2000-1, Class A-2
         7.57% due 11/18/10........................   85,000      80,113
        Northwest Airlines, Inc.
         Pass Through Certs.
         Series 2002-1, Class G2
         6.26% due 11/20/21........................   78,527      69,104

AIG Retirement Company II Strategic Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                      Principal  Market Value
                 Security Description                 Amount(1)    (Note 2)
  ---------------------------------------------------------------------------
  CORPORATE BONDS & NOTES (continued)
  Airlines (continued)
    United AirLines, Inc.
     Pass Through Certs.
     Series 2001-1, Class A-2
     6.20% due 09/01/08.............................. $   27,217  $   26,741
                                                                  ----------
                                                                     848,935
                                                                  ----------
  Applications Software -- 0.1%
    SS&C Technologies, Inc.
     Company Guar. Notes
     11.75% due 12/01/13.............................    210,000     221,550
                                                                  ----------
  Auto - Cars/Light Trucks -- 0.4%
    Ford Motor Co.
     Senior Notes
     6.38% due 02/01/29..............................    920,000     400,200
    General Motors Corp.
     Senior Notes
     7.13% due 07/15/13..............................  1,120,000     604,800
    General Motors Corp.
     Notes
     7.20% due 01/15/11..............................    700,000     449,750
    General Motors Corp.
     Senior Notes
     8.25% due 07/15/23..............................    140,000      68,250
                                                                  ----------
                                                                   1,523,000
                                                                  ----------
  Auto/Truck Parts & Equipment - Original -- 0.1%
    Johnson Controls, Inc.
     Senior Notes
     5.25% due 01/15/11..............................    204,000     206,708
    Lear Corp.
     Senior Notes
     8.75% due 12/01/16..............................    440,000     331,100
                                                                  ----------
                                                                     537,808
                                                                  ----------
  Auto/Truck Parts & Equipment - Replacement -- 0.0%
    Exide Corp.
     Notes
     10.00% due 04/15/05+(6)(8)......................    150,000           0
                                                                  ----------
  Banks - Commercial -- 0.3%
    CoBank ACB
     Senior Sub. Notes
     7.88% due 04/16/18*.............................     45,000      44,354
    Credit Suisse New York
     Senior Notes
     5.00% due 05/15/13..............................    389,000     378,896
    KeyBank NA
     Sub. Notes
     5.45% due 03/03/16..............................    132,000      99,098
    KeyBank NA
     Sub. Notes
     7.41% due 10/15/27..............................     52,000      43,808
    SouthTrust Bank
     Sub. Notes
     4.75% due 03/01/13..............................     83,000      77,404
    SouthTrust Corp.
     Sub. Notes
     5.80% due 06/15/14..............................    164,000     148,526
    Sovereign Bank
     Sub. Notes
     8.75% due 05/30/18..............................    195,000     170,225
    Union Bank of California NA
     Sub. Notes
     5.95% due 05/11/16..............................    100,000      89,609
                                                                  ----------
                                                                   1,051,920
                                                                  ----------

                                                      Principal Market Value
                  Security Description                Amount(1)   (Note 2)

    ------------------------------------------------------------------------
    Banks - Fiduciary -- 0.1%
      State Street Capital Trust IV
       Company Guar. Notes
       3.77% due 06/15/37(5)......................... $230,000   $  161,711
      The Bank of New York Mellon Corp.
       Senior Notes
       5.13% due 08/27/13............................  168,000      168,477
                                                                 ----------
                                                                    330,188
                                                                 ----------
    Banks - Super Regional -- 0.5%
      Bank of America Corp.
       Senior Notes
       4.90% due 05/01/13............................  100,000       96,782
      Bank of America Corp.
       Sub. Notes
       7.25% due 10/15/25............................  270,000      267,423
      Capital One Financial Corp.
       Sub. Notes
       6.15% due 09/01/16............................   85,000       69,750
      Huntington Capital Trust I
       Company Guar. Bonds
       3.50% due 02/01/27(5).........................  185,000      104,107
      JP Morgan Chase Bank NA
       Sub. Notes
       6.00% due 07/05/17............................  515,000      503,919
      JP Morgan Chase Bank NA
       Sub. Notes
       6.13% due 11/01/08............................   58,000       58,277
      Wells Fargo & Co.
       Senior Notes
       4.38% due 01/31/13............................  412,000      394,638
      Wells Fargo & Co.
       Senior Notes
       5.25% due 10/23/12............................  207,000      206,882
                                                                 ----------
                                                                  1,701,778
                                                                 ----------
    Beverages - Non-alcoholic -- 0.0%
      Cott Beverages USA, Inc.
       Company Guar.
       Notes 8.00% due 12/15/11......................  125,000      105,000
                                                                 ----------
    Broadcast Services/Program -- 0.3%
      Fisher Communications, Inc.
       Senior Notes
       8.63% due 09/15/14............................  562,000      571,835
      Liberty Media LLC
       Senior Notes
       5.70% due 05/15/13............................  400,000      352,752
      Nexstar Broadcasting, Inc.
       Senior Sub. Notes
       7.00% due 01/15/14............................  335,000      274,700
      Nexstar Finance, Inc.
       Senior Notes
       11.38% due 04/01/13(9)........................   63,918       57,526
                                                                 ----------
                                                                  1,256,813
                                                                 ----------
    Building & Construction Products - Misc. -- 0.3%
      Associated Materials, Inc.
       Senior Sub. Notes
       9.75% due 04/15/12............................  360,000      359,100
      Interline Brands, Inc.
       Senior Sub. Notes
       8.13% due 06/15/14............................  535,000      512,262
      NTK Holdings, Inc.
       Senior Notes
       10.75% due 03/01/14(9)........................  200,000       84,000
                                                                 ----------
                                                                    955,362
                                                                 ----------

AIG Retirement Company II Strategic Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                      Principal  Market Value
                Security Description                  Amount(1)    (Note 2)
  ---------------------------------------------------------------------------
  CORPORATE BONDS & NOTES (continued)
  Building Products - Wood -- 0.0%
    Masonite Corp.
     Company Guar. Notes
     11.00% due 04/06/15............................. $  415,000  $  155,625
                                                                  ----------
  Cable TV -- 1.5%
    CCH I Holdings LLC/CCH I Holdings Capital Corp.
     Senior Notes
     11.00% due 10/01/15.............................  1,368,000   1,043,100
    CCH II LLC/CCH II Capital Corp.
     Company Guar. Notes
     10.25% due 09/15/10.............................  1,656,000   1,589,760
    CCH II LLC/CCH II Capital Corp.
     Company Guar. Notes,
     Series B
     10.25% due 09/15/10.............................    474,000     452,670
    CCO Holdings LLC/CCO Holdings Capital Corp.
     Senior Notes
     8.75% due 11/15/13..............................    315,000     296,888
    Charter Communications Operating LLC
     Senior Notes
     10.88% due 09/15/14*............................    280,000     294,000
    Comcast Corp.
     Company Guar. Notes
     5.85% due 11/15/15..............................    405,000     396,735
    COX Communications, Inc.
     Bonds
     6.95% due 06/01/38*.............................     83,000      81,961
    CSC Holdings, Inc.
     Senior Notes
     7.63% due 04/01/11..............................    445,000     447,225
    DirecTV Holdings LLC/DirecTV Financing Co.
     Senior Notes
     7.63% due 05/15/16*.............................    695,000     693,262
    Time Warner Cable, Inc.
     Company Guar. Bonds
     7.30% due 07/01/38..............................    210,000     211,014
                                                                  ----------
                                                                   5,506,615
                                                                  ----------
  Casino Hotels -- 0.6%
    Circus & Eldorado Joint Venture
     1st Mtg. Notes
     10.13% due 03/01/12.............................    335,000     306,525
    Eldorado Casino Corp. (Shreveport)
     Sec. Bonds
     10.00% due 08/01/12(8)(10)......................    362,426     348,835
    Eldorado Resorts LLC
     Senior Notes
     9.00% due 04/15/14(6)(8)........................    250,000     250,000
    MGM Mirage, Inc.
     Senior Notes
     5.88% due 02/27/14..............................    870,000     696,000
    MGM Mirage, Inc.
     Company Guar. Notes
     6.63% due 07/15/15..............................     15,000      11,963
    Turning Stone Resort Casino Enterprise
     Senior Notes
     9.13% due 09/15/14*.............................    620,000     596,750
                                                                  ----------
                                                                   2,210,073
                                                                  ----------
  Casino Services -- 0.2%
    Indianapolis Downs LLC & Capital Corp.
     Sec. Notes
     11.00% due 11/01/12*............................    750,000     596,250
                                                                  ----------

                                                 Principal  Market Value
                Security Description             Amount(1)    (Note 2)

       -----------------------------------------------------------------
       Cellular Telecom -- 0.6%
         Centennial Communications Corp.
          Senior Notes
          8.54% due 01/01/13(5)................. $  296,000  $  294,520
         Centennial Communications Corp.
          Senior Notes
          10.00% due 01/01/13...................    193,000     200,720
         Centennial Communications Corp.
          Senior Notes
          10.13% due 06/15/13...................    113,000     117,803
         Cingular Wireless Services, Inc.
          Senior Notes
          7.88% due 03/01/11....................    457,000     488,834
         Nextel Communications, Inc.
          Company Guar. Notes
          5.95% due 03/15/14....................    112,000      89,600
         Rural Cellular Corp.
          Senior Sub. Notes
          5.68% due 06/01/13(5).................    325,000     331,500
         Rural Cellular Corp.
          Senior Notes
          8.55% due 11/01/12(5).................    115,000     117,300
         Rural Cellular Corp.
          Senior Notes
          9.88% due 02/01/10....................    520,000     533,000
                                                             ----------
                                                              2,173,277
                                                             ----------
       Chemicals - Diversified -- 0.1%
         E.I. Du Pont de Nemours & Co.
          Senior Notes
          4.88% due 04/30/14....................    150,000     149,027
         E.I. Du Pont de Nemours & Co.
          Senior Notes
          6.00% due 07/15/18....................    150,000     152,901
         ICI Wilmington, Inc.
          Company Guar. Notes
          5.63% due 12/01/13....................    232,000     237,270
                                                             ----------
                                                                539,198
                                                             ----------
       Chemicals - Specialty -- 1.1%
         Huntsman International LLC
          Senior Sub. Notes
          7.38% due 01/01/15....................    480,000     439,200
         Huntsman International LLC
          Company Guar. Notes
          7.88% due 11/15/14....................  1,155,000   1,074,150
         Johnsondiversey Holdings, Inc.
          Company Guar. Notes
          9.63% due 05/15/12....................    310,000     315,425
         Momentive Performance Materials, Inc.
          Senior Sub. Notes
          11.50% due 12/01/16...................  1,750,000   1,365,000
         Tronox Worldwide LLC
          Company Guar. Notes
          9.50% due 12/01/12....................  1,220,000     591,700
                                                             ----------
                                                              3,785,475
                                                             ----------
       Commercial Services - Finance -- 0.1%
         The Western Union Co.
          Senior Notes
          5.40% due 11/17/11....................    224,000     225,665
                                                             ----------
       Computer Services -- 0.4%
         Compucom Systems, Inc.
          Senior Sub. Notes
          12.50% due 10/01/15*..................    610,000     561,200

AIG Retirement Company II Strategic Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                    Principal Market Value
                 Security Description               Amount(1)   (Note 2)
      --------------------------------------------------------------------
      CORPORATE BONDS & NOTES (continued)
      Computer Services (continued)
        Electronic Data Systems Corp.
         Senior Notes
         6.00% due 08/01/13........................ $300,000   $  314,360
        Sungard Data Systems, Inc.
         Company Guar. Notes
         9.13% due 08/15/13........................  631,000      640,465
                                                               ----------
                                                                1,516,025
                                                               ----------
      Computers - Integrated Systems -- 0.0%
        Activant Solutions, Inc.
         Company Guar. Notes
         9.50% due 05/01/16........................  100,000       75,500
                                                               ----------
      Consumer Products - Misc. -- 0.2%
        American Achievement Corp.
         Company Guar. Notes
         8.25% due 04/01/12........................  333,000      325,507
        Prestige Brands, Inc.
         Senior Sub. Notes
         9.25% due 04/15/12........................   75,000       75,375
        Visant Holding Corp.
         Senior Notes
         8.75% due 12/01/13........................   40,000       38,100
        Visant Holding Corp.
         Senior Notes
         10.25% due 12/01/13(9)....................  378,000      368,550
                                                               ----------
                                                                  807,532
                                                               ----------
      Containers - Metal/Glass -- 0.4%
        Crown Cork & Seal Co., Inc.
         Debentures
         7.38% due 12/15/26........................  140,000      120,400
        Crown Cork & Seal Co., Inc.
         Debentures
         8.00% due 04/15/23........................  455,000      404,950
        Owens-Brockway Glass Container, Inc.
         Company Guar. Notes
         8.25% due 05/15/13........................  820,000      844,600
                                                               ----------
                                                                1,369,950
                                                               ----------
      Containers - Paper/Plastic -- 0.3%
        Jefferson Smurfit Corp.
         Company Guar. Notes
         8.25% due 10/01/12........................  370,000      321,900
        Smurfit-Stone Container Enterprises, Inc.
         Senior Notes
         8.00% due 03/15/17........................  755,000      604,000
                                                               ----------
                                                                  925,900
                                                               ----------
      Cosmetics & Toiletries -- 0.0%
        Avon Products, Inc.
         Senior Notes
         5.75% due 03/01/18........................   85,000       84,022
                                                               ----------
      Decision Support Software -- 0.1%
        Vangent, Inc.
         Senior Sub. Notes
         9.63% due 02/15/15........................  445,000      378,250
                                                               ----------
      Direct Marketing -- 0.3%
        Affinity Group, Inc.
         Senior Sub. Notes
         9.00% due 02/15/12........................  601,000      534,890
        Visant Corp.
         Company Guar. Notes
         7.63% due 10/01/12........................  545,000      532,737
                                                               ----------
                                                                1,067,627
                                                               ----------

                                                        Principal Market Value
                 Security Description                   Amount(1)   (Note 2)

 -----------------------------------------------------------------------------
 Diversified Financial Services -- 0.2%
   American Express Travel Related Services Co., Inc.
    Senior Notes
    5.25% due 11/21/11*................................ $105,000   $  102,428
   General Electric Capital Corp.
    Senior Notes
    5.65% due 06/09/14.................................  300,000      304,867
   General Electric Capital Corp.
    Senior Notes
    5.88% due 01/14/38.................................  318,000      286,338
                                                                   ----------
                                                                      693,633
                                                                   ----------
 Diversified Manufacturing Operations -- 0.5%
   Cooper U.S., Inc.
    Senior Notes
    5.45% due 04/01/15.................................  493,000      498,066
   General Electric Co.
    Senior Notes
    5.25% due 12/06/17.................................  300,000      289,931
   Harland Clarke Holdings Corp.
    Notes
    7.55% due 05/15/15(5)..............................  125,000       86,875
   Harland Clarke Holdings Corp.
    Notes
    9.50% due 05/15/15.................................  470,000      368,950
   Indalex Holding Corp.
    Sec. Notes
    11.50% due 02/01/14................................  235,000      134,538
   Sally Holdings LLC
    Company Guar. Notes
    9.25% due 11/15/14.................................  125,000      126,406
   Sally Holdings LLC
    Company Guar. Notes
    10.50% due 11/15/16................................  460,000      462,300
                                                                   ----------
                                                                    1,967,066
                                                                   ----------
 Diversified Operations -- 0.1%
   Capmark Financial Group, Inc.
    Company Guar. Notes
    5.88% due 05/10/12.................................   53,000       34,203
   Noble Group, Ltd.
    Senior Notes
    8.50% due 05/30/13*................................  250,000      247,045
                                                                   ----------
                                                                      281,248
                                                                   ----------
 Electric - Generation -- 0.9%
   Bruce Mansfield Unit
    Pass Through Certs.
    6.85% due 06/01/34.................................  220,000      225,882
   Edison Mission Energy
    Senior Notes
    7.20% due 05/15/19.................................  290,000      278,400
   Edison Mission Energy
    Senior Notes
    7.63% due 05/15/27.................................  395,000      356,487
   Edison Mission Energy
    Senior Notes
    7.75% due 06/15/16.................................  260,000      260,000
   Reliant Energy Mid-Atlantic Power Holdings LLC
    Pass Through Certs.
    Series B
    9.24% due 07/02/17.................................   53,050       57,294
   Reliant Energy Mid-Atlantic Power Holdings LLC
    Pass Through Certs.,
    Series C
    9.68% due 07/02/26.................................  300,000      330,000

AIG Retirement Company II Strategic Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                Principal Market Value
                 Security Description           Amount(1)   (Note 2)
          ------------------------------------------------------------
          CORPORATE BONDS & NOTES (continued)
          Electric - Generation (continued)
            The AES Corp.
             Senior Notes
             7.75% due 10/15/15................ $ 20,000   $   19,800
            The AES Corp.
             Senior Notes
             8.00% due 10/15/17................  680,000      669,800
            The AES Corp.
             Senior Notes
             8.00% due 06/01/20*...............  275,000      263,313
            The AES Corp.
             Sec. Notes
             8.75% due 05/15/13*...............  432,000      447,120
            The AES Corp.
             Senior Notes
             8.88% due 02/15/11................  285,000      296,400
                                                           ----------
                                                            3,204,496
                                                           ----------
          Electric - Integrated -- 2.9%
            Baltimore Gas & Electric Co.
             Senior Notes
             6.13% due 07/01/13................  241,000      242,501
            Centerpoint Energy, Inc.
             Senior Notes
             6.50% due 05/01/18................   63,000       61,609
            Dominion Resources, Inc.
             Jr. Sub Notes
             6.30% due 09/30/66(5).............  115,000      104,467
            DTE Energy Co.
             Senior Notes
             6.38% due 04/15/33................  280,000      259,016
            DTE Energy Co.
             Senior Notes
             7.05% due 06/01/11................  130,000      135,142
            Duke Energy Corp.
             Senior Notes
             4.20% due 10/01/08................   90,000       90,059
            Duke Energy Indiana, Inc.
             1st Mtg. Bonds
             6.35% due 08/15/38................  290,000      289,821
            Energy Future Holdings Corp.
             Company Guar. Notes
             10.88% due 11/01/17*..............  275,000      281,531
            Entergy Arkansas Inc
             1st Mtg. Bonds
             5.40% due 08/01/13................  210,000      210,711
            Entergy Gulf States Louisiana LLC
             1st Mtg. Bonds
             6.00% due 05/01/18*...............  340,000      326,511
            Entergy Louisiana LLC
             1st Mtg. Bonds
             5.83% due 11/01/10................  135,000      135,149
            Exelon Corp.
             Senior Notes
             6.75% due 05/01/11................  204,000      210,095
            FirstEnergy Corp.
             Senior Notes
             6.45% due 11/15/11................  161,480      165,896
            Florida Power Corp.
             1st. Mtg. Bonds
             6.40% due 06/15/38................  273,000      277,801
            Mackinaw Power LLC
             Sec. Notes
             6.30% due 10/31/23*...............  197,359      201,312

                                                     Principal  Market Value
                 Security Description                Amount(1)    (Note 2)

    ------------------------------------------------------------------------
    Electric - Integrated (continued)
      Mirant Americas Generation LLC
       Senior Notes
       8.30% due 05/01/11........................... $  755,000 $   770,100
      Mirant Americas Generation LLC
       Senior Notes
       8.50% due 10/01/21...........................    380,000     324,900
      Nisource Finance Corp.
       Company Guar. Notes
       5.25% due 09/15/17...........................    161,000     141,971
      PacifiCorp
       1st Mtg. Bonds
       6.35% due 07/15/38...........................    348,000     342,565
      Pepco Holdings, Inc.
       Senior Notes
       6.13% due 06/01/17...........................    285,000     276,742
      Pepco Holdings, Inc.
       Senior Notes
       6.45% due 08/15/12...........................    345,000     351,920
      PPL Energy Supply LLC
       Senior Notes
       6.30% due 07/15/13...........................    300,000     303,444
      PSEG Power LLC
       Company Guar. Notes
       5.00% due 04/01/14...........................    331,000     316,793
      PSEG Power LLC
       Company Guar. Notes
       7.75% due 04/15/11...........................     40,000      42,238
      Public Service Co. of Colorado
       1st Mtg. Bonds
       5.80% due 08/01/18...........................    125,000     127,503
      Puget Sound Energy, Inc.
       Senior Notes
       5.20% due 10/01/15...........................    280,000     264,648
      Sierra Pacific Power Co.
       1st Mtg. Bonds
       5.45% due 09/01/13...........................    210,000     208,425
      Sierra Pacific Power Co.
       Senior Notes
       6.75% due 07/01/37...........................    457,000     450,210
      Southern Energy, Inc.
       Notes
       7.90% due 07/15/09+(6)(7)(8).................    725,000           0
      Southern Power Co.
       Senior Notes
       4.88% due 07/15/15...........................    210,000     200,097
      Texas Competitive Electric Holdings Co. LLC,
       Series A Senior Notes
       10.25% due 11/01/15*.........................  1,815,000   1,810,463
      Texas Competitive Electric Holdings Co. LLC,
       Series B Senior Notes
       10.25% due 11/01/15*.........................    565,000     563,588
      Texas Competitive Electric Holdings Co. LLC
       Senior Notes
       10.50% due 11/01/16*.........................    540,000     517,050
      Union Electric Co.
       1st Mtg. Bonds
       6.70% due 02/01/19...........................    240,000     243,317
                                                                -----------
                                                                 10,247,595
                                                                -----------
    Electronic Components - Semiconductors -- 0.6%
      Advanced Micro Devices, Inc.
       Senior Notes
       7.75% due 11/01/12...........................    400,000     304,000

AIG Retirement Company II Strategic Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                      Principal  Market Value
                 Security Description                 Amount(1)    (Note 2)
  ---------------------------------------------------------------------------
  CORPORATE BONDS & NOTES (continued)
  Electronic Components - Semiconductors (continued)
    Amkor Technology, Inc.
     Senior Notes
     7.75% due 05/15/13.............................. $  575,000  $  539,062
    Freescale Semiconductor, Inc.
     Company Guar. Notes
     9.13% due 12/15/14..............................    360,000     280,800
    National Semiconductor Corp.
     Senior Notes
     6.60% due 06/15/17..............................    180,000     178,092
    Spansion LLC
     Senior Sec. Notes
     5.81% due 06/01/13*(5)..........................  1,030,000     715,850
    Spansion LLC
     Senior Notes
     11.25% due 01/15/16*............................    120,000      75,000
                                                                  ----------
                                                                   2,092,804
                                                                  ----------
  Electronics - Military -- 0.2%
    L-3 Communications Corp.
     Company Guar. Notes
     6.13% due 07/15/13..............................    620,000     602,950
    L-3 Communications Corp.
     Company Guar. Notes
     6.38% due 10/15/15..............................    125,000     119,688
                                                                  ----------
                                                                     722,638
                                                                  ----------
  Energy - Alternate Sources -- 0.2%
    VeraSun Energy Corp.
     Company Guar. Notes
     9.38% due 06/01/17..............................    100,000      58,500
    VeraSun Energy Corp.
     Sec. Notes
     9.88% due 12/15/12..............................    600,000     522,000
                                                                  ----------
                                                                     580,500
                                                                  ----------
  Finance - Auto Loans -- 1.3%
    Ford Motor Credit Co. LLC
     Senior Notes
     5.70% due 01/15/10..............................    295,000     257,395
    Ford Motor Credit Co. LLC
     Senior Notes
     7.38% due 10/28/09..............................  1,710,000   1,589,315
    Ford Motor Credit Co. LLC
     Notes
     7.88% due 06/15/10..............................    195,000     168,096
    GMAC LLC
     Senior Notes
     4.05% due 05/15/09(5)...........................    675,000     593,991
    GMAC LLC
     Senior Notes
     6.00% due 12/15/11..............................  1,125,000     674,084
    GMAC LLC
     Senior Notes
     6.63% due 05/15/12..............................    225,000     131,399
    GMAC LLC
     Senior Bonds
     6.88% due 09/15/11..............................  1,580,000     980,453
    GMAC LLC
     Senior Bonds
     6.88% due 08/28/12..............................    130,000      76,264
                                                                  ----------
                                                                   4,470,997
                                                                  ----------

                                                    Principal Market Value
                 Security Description               Amount(1)   (Note 2)

     ---------------------------------------------------------------------
     Finance - Commercial -- 0.2%
       Caterpillar Financial Services Corp.
        Senior Notes
        4.90% due 08/15/13......................... $300,000    $301,040
       Textron Financial Corp.
        Senior Notes
        5.40% due 04/28/13.........................  260,000     260,806
                                                                --------
                                                                 561,846
                                                                --------
     Finance - Credit Card -- 0.0%
       MBNA America Bank NA
        Senior Notes
        7.13% due 11/15/12.........................  114,000     119,669
                                                                --------
     Finance - Investment Banker/Broker -- 1.2%
       Citigroup, Inc.
        Senior Notes
        5.85% due 07/02/13.........................  500,000     488,273
       Citigroup, Inc.
        Senior Sub. Notes
        5.88% due 02/22/33.........................  429,000     343,317
       Citigroup, Inc.
        Senior Notes
        6.50% due 08/19/13.........................  360,000     360,393
       Citigroup, Inc.
        Sub. Notes
        8.40% due 04/30/18(5)(11)..................  288,000     244,518
       JP Morgan Chase & Co.
        Sub. Notes
        4.89% due 09/01/15(5)......................  162,000     162,249
       JP Morgan Chase & Co.
        Senior Notes
        5.38% due 01/15/14.........................  180,000     182,977
       Lehman Brothers Holdings Capital Trust VII
        Notes
        5.86% due 05/31/12(5)(11)(19)..............  101,000      52,772
       Lehman Brothers Holdings, Inc.
        Notes
        5.50% due 04/04/16(19).....................   97,000      85,377
       Lehman Brothers Holdings, Inc.
        Sub. Notes
        7.50% due 05/11/38(19).....................  423,000     374,604
       Lehman Brothers Holdings, Inc.
        Senior Notes
        8.80% due 03/01/15(19).....................  208,000     217,214
       Merrill Lynch & Co., Inc.
        Senior Notes
        6.05% due 08/15/12.........................  181,000     173,502
       Morgan Stanley
        Senior Notes
        5.38% due 10/15/15.........................  196,000     175,895
       Morgan Stanley
        Notes
        5.45% due 01/09/17.........................  126,000     109,755
       Morgan Stanley
        Senior Notes
        6.00% due 04/28/15.........................  495,000     455,938
       Schwab Capital Trust I
        Company Guar. Bonds
        7.50% due 11/15/37(5)......................   44,000      37,900
       The Bear Stearns Cos., Inc.
        Notes
        4.50% due 10/28/10.........................  163,000     162,617
       The Bear Stearns Cos., Inc.
        Senior Notes
        5.70% due 11/15/14.........................  257,000     250,818

AIG Retirement Company II Strategic Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                     Principal Market Value
                  Security Description               Amount(1)   (Note 2)
     ----------------------------------------------------------------------
     CORPORATE BONDS & NOTES (continued)
     Finance - Investment Banker/Broker (continued)
       The Goldman Sachs Group, Inc.
        Senior Notes
        6.75% due 10/01/37.......................... $469,000   $  412,651
                                                                ----------
                                                                 4,290,770
                                                                ----------
     Finance - Mortgage Loan/Banker -- 0.1%
       Countrywide Financial Corp.
        Sub. Notes
        6.25% due 05/15/16..........................  278,000      226,568
                                                                ----------
     Finance - Other Services -- 0.1%
       TIAA Global Markets, Inc.
        Notes
        5.13% due 10/10/12*.........................  175,000      177,664
                                                                ----------
     Food - Meat Products -- 0.0%
       Smithfield Foods, Inc.
        Senior Notes
        7.00% due 08/01/11..........................   30,000       28,500
       Smithfield Foods, Inc.
        Senior Notes
        7.75% due 05/15/13..........................  150,000      139,500
                                                                ----------
                                                                   168,000
                                                                ----------
     Food - Misc. -- 0.3%
       Kraft Foods, Inc.
        Senior Bonds
        5.63% due 11/01/11..........................  120,000      121,866
       Kraft Foods, Inc.
        Senior Notes
        6.50% due 08/11/17..........................  275,000      278,139
       Kraft Foods, Inc.
        Senior Notes
        6.88% due 01/26/39..........................  221,000      216,358
       McCormick & Co., Inc.
        Notes
        5.25% due 09/01/13..........................  280,000      279,218
                                                                ----------
                                                                   895,581
                                                                ----------
     Funeral Services & Related Items -- 0.2%
       Service Corp. International
        Senior Notes
        6.75% due 04/01/16..........................   50,000       46,000
       Service Corp. International
        Senior Notes
        7.00% due 06/15/17..........................  295,000      275,087
       Service Corp. International
        Senior Notes
        7.38% due 10/01/14..........................  285,000      277,875
       Service Corp. International
        Debentures
        7.88% due 02/01/13..........................  250,000      250,625
                                                                ----------
                                                                   849,587
                                                                ----------
     Gambling (Non-Hotel) -- 0.3%
       Downstream Development Authority
        Senior Notes
        12.00% due 10/15/15*........................  660,000      539,550
       Greektown Holdings LLC
        Senior Notes
        10.75% due 12/01/13+*(12)(13)...............  410,000      309,550
       Waterford Gaming LLC
        Senior Notes
        8.63% due 09/15/14*.........................  231,000      215,407
                                                                ----------
                                                                 1,064,507
                                                                ----------

                                                   Principal  Market Value
                Security Description               Amount(1)    (Note 2)

     ---------------------------------------------------------------------
     Home Furnishings -- 0.2%
       Simmons Co.
        Company Guar. Notes
        7.88% due 01/15/14........................ $  430,000  $  341,850
       Simmons Co.
        Senior Disc. Notes
        10.00% due 12/15/14(9)....................    390,000     245,700
                                                               ----------
                                                                  587,550
                                                               ----------
     Hotels/Motels -- 0.3%
       Gaylord Entertainment Co.
        Company Guar. Notes
        6.75% due 11/15/14........................    765,000     667,462
       Gaylord Entertainment Co.
        Company Guar. Notes
        8.00% due 11/15/13........................    265,000     243,138
       Starwood Hotels & Resorts Worldwide, Inc.
        Notes
        6.75% due 05/15/18........................    115,000     104,231
                                                               ----------
                                                                1,014,831
                                                               ----------
     Human Resources -- 0.1%
       Team Health, Inc.
        Company Guar. Notes
        11.25% due 12/01/13.......................    380,000     396,150
                                                               ----------
     Independent Power Producers -- 0.5%
       NRG Energy, Inc.
        Company Guar. Notes
        7.38% due 02/01/16........................  1,265,000   1,249,187
       Orion Power Holdings, Inc.
        Senior Notes
        12.00% due 05/01/10.......................     80,000      86,400
       Reliant Energy, Inc.
        Senior Notes
        7.88% due 12/31/17........................    425,000     410,125
                                                               ----------
                                                                1,745,712
                                                               ----------
     Insurance Brokers -- 0.2%
       Marsh & McLennan Cos., Inc.
        Senior Notes
        5.15% due 09/15/10........................     65,000      65,018
       Marsh & McLennan Cos., Inc.
        Senior Notes
        7.13% due 06/15/09........................     35,000      35,629
       USI Holdings Corp.
        Senior Notes
        6.68% due 11/15/14*(5)....................    130,000     103,675
       USI Holdings Corp.
        Senior Sub. Notes
        9.75% due 05/15/15*.......................    640,000     510,400
                                                               ----------
                                                                  714,722
                                                               ----------
     Insurance - Life/Health -- 0.2%
       Americo Life, Inc.
        Notes
        7.88% due 05/01/13*.......................     28,000      28,367
       Lincoln National Corp.
        Senior Notes
        5.65% due 08/27/12........................    141,000     140,913
       Monumental Global Funding II
        Notes
        5.65% due 07/14/11*.......................     60,000      61,553
       Pricoa Global Funding I
        Notes
        5.30% due 09/27/13*.......................    100,000      98,871

AIG Retirement Company II Strategic Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                    Principal  Market Value
                 Security Description               Amount(1)    (Note 2)
    -----------------------------------------------------------------------
    CORPORATE BONDS & NOTES (continued)
    Insurance - Life/Health (continued)
      Prudential Financial, Inc.
       Jr. Sub. Bonds
       8.88% due 06/15/38(5)....................... $  270,000  $  253,415
                                                                ----------
                                                                   583,119
                                                                ----------
    Insurance - Multi-line -- 0.1%
      MetLife, Inc.
       Senior Notes
       6.82% due 08/15/18..........................    255,000     255,661
      Xl Capital, Ltd.
       Senior Notes
       5.25% due 09/15/14..........................    219,000     198,136
                                                                ----------
                                                                   453,797
                                                                ----------
    Insurance - Mutual -- 0.0%
      Liberty Mutual Group, Inc.
       Company Guar. Bonds
       10.75% due 06/15/58*(5).....................    150,000     136,500
                                                                ----------
    Insurance - Property/Casualty -- 0.2%
      ACE INA Holdings, Inc.
       Company Guar. Notes
       5.60% due 05/15/15..........................    216,000     203,195
      Chubb Corp.
       Senior Notes
       6.50% due 05/15/38..........................    403,000     381,722
                                                                ----------
                                                                   584,917
                                                                ----------
    Insurance - Reinsurance -- 0.1%
      Berkshire Hathaway Finance Corp.
       Company Guar. Notes
       5.00% due 08/15/13*.........................    278,000     281,338
      PartnerRe Finance A LLC
       Company Guar. Notes
       6.88% due 06/01/18..........................    270,000     261,802
                                                                ----------
                                                                   543,140
                                                                ----------
    Investment Management/Advisor Services -- 0.1%
      Ameriprise Financial, Inc.
       Senior Notes
       5.35% due 11/15/10..........................    184,000     182,886
                                                                ----------
    Medical Information Systems -- 0.1%
      Spheris, Inc.
       Senior Sub. Notes
       11.00% due 12/15/12.........................    615,000     329,025
                                                                ----------
    Medical Products -- 1.2%
      Baxter International, Inc.
       Senior Notes
       5.90% due 09/01/16..........................    400,000     413,890
      Biomet, Inc.
       Senior Notes
       10.00% due 10/15/17.........................    155,000     167,400
      Johnson & Johnson
       Senior Notes
       5.85% due 07/15/38..........................    342,000     350,760
      LVB Acquisition Holding LLC
       Senior Notes
       10.38% due 10/15/17.........................  1,225,000   1,286,250
      LVB Acquisition Holding LLC
       Company Guar. Notes
       11.63% due 10/15/17.........................    615,000     646,519
      Universal Hospital Services, Inc.
       Senior Sec. Notes
       6.30% due 06/01/15(5).......................    590,000     548,700

                                                    Principal  Market Value
                 Security Description               Amount(1)    (Note 2)

     ----------------------------------------------------------------------
     Medical Products (continued)
       Universal Hospital Services, Inc.
        Senior Sec. Bonds
        8.50% due 06/01/15......................... $  690,000  $  686,550
                                                                ----------
                                                                 4,100,069
                                                                ----------
     Medical - Drugs -- 0.2%
       American Home Products Corp.
        Notes
        6.95% due 03/15/11.........................    131,000     139,104
       GlaxoSmithKline Capital, Inc.
        Company Guar. Notes
        6.38% due 05/15/38.........................    140,000     140,075
       Schering-Plough Corp.
        Senior Notes
        6.55% due 09/15/37.........................     75,000      71,562
       Wyeth
        Bonds
        5.50% due 02/01/14.........................    478,000     487,696
                                                                ----------
                                                                   838,437
                                                                ----------
     Medical - HMO -- 0.5%
       Humana, Inc.
        Bonds
        8.15% due 06/15/38.........................    290,000     289,283
       Multiplan, Inc.
        Senior Sub. Notes
        10.38% due 04/15/16*.......................  1,070,000   1,048,600
       UnitedHealth Group, Inc.
        Senior Notes
        5.25% due 03/15/11.........................    145,000     144,518
       UnitedHealth Group, Inc.
        Senior Notes
        6.88% due 02/15/38.........................     88,000      80,821
       WellPoint, Inc.
        Notes
        5.00% due 01/15/11.........................     87,000      86,616
       WellPoint, Inc.
        Senior Notes
        5.95% due 12/15/34.........................    240,000     206,803
                                                                ----------
                                                                 1,856,641
                                                                ----------
     Medical - Hospitals -- 1.6%
       Community Health Systems, Inc.
        Senior Notes
        8.88% due 07/15/15.........................  1,365,000   1,378,650
       HCA, Inc.
        Senior Notes
        6.25% due 02/15/13.........................    460,000     397,900
       HCA, Inc.
        Senior Notes
        8.75% due 09/01/10.........................     80,000      80,800
       HCA, Inc.
        Senior Notes
        9.13% due 11/15/14.........................    285,000     292,838
       HCA, Inc.
        Senior Notes
        9.25% due 11/15/16.........................  2,190,000   2,252,962
       HCA, Inc.
        Senior Notes
        9.63% due 11/15/16.........................    705,000     711,169
       IASIS Healthcare LLC / IASIS Capital Corp.
        Company Guar. Notes
        8.75% due 06/15/14.........................    655,000     656,637
                                                                ----------
                                                                 5,770,956
                                                                ----------

AIG Retirement Company II Strategic Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                    Principal  Market Value
                 Security Description               Amount(1)    (Note 2)
     ----------------------------------------------------------------------
     CORPORATE BONDS & NOTES (continued)
     Medical - Nursing Homes -- 0.1%
       Sun Healthcare Group, Inc.
        Senior Notes
        9.13% due 04/15/15......................... $  255,000  $  255,000
                                                                ----------
     Medical - Wholesale Drug Distribution -- 0.1%
       Cardinal Health, Inc.
        Senior Notes
        5.50% due 06/15/13.........................    189,000     186,483
                                                                ----------
     Metal - Aluminum -- 0.2%
       Alcoa, Inc.
        Notes
        6.00% due 01/15/12.........................    214,000     216,172
       Alcoa, Inc.
        Bonds
        6.50% due 06/15/18.........................    386,000     380,203
       Noranda Aluminum Holding Corp.
        Senior Notes
        8.58% due 11/15/14(5)......................    200,000     159,000
                                                                ----------
                                                                   755,375
                                                                ----------
     Metal - Diversified -- 0.3%
       Freeport-McMoRan Copper & Gold, Inc.
        Senior Notes
        8.25% due 04/01/15.........................    190,000     199,500
       Freeport-McMoRan Copper & Gold, Inc.
        Senior Notes
        8.38% due 04/01/17.........................    970,000   1,028,200
                                                                ----------
                                                                 1,227,700
                                                                ----------
     Mining -- 0.3%
       Noranda Aluminum Acquisition Corp.
        Company Guar. Notes
        6.83% due 05/15/15(5)......................  1,095,000     936,225
                                                                ----------
     Multimedia -- 0.2%
       Haights Cross Operating Co.
        Senior Notes
        11.75% due 08/15/11........................    100,000      93,000
       News America, Inc.
        Company Guar. Bonds
        7.30% due 04/30/28.........................    383,000     393,604
       Time Warner Cos., Inc.
        Company Guar. Notes
        7.25% due 10/15/17.........................    165,000     165,373
       Time Warner Entertainment Co. LP
        Senior Notes
        8.38% due 07/15/33.........................    128,000     137,218
                                                                ----------
                                                                   789,195
                                                                ----------
     Networking Products -- 0.0%
       Cisco Systems, Inc.
        Senior Notes
        5.50% due 02/22/16.........................    131,000     133,105
                                                                ----------
     Non-Ferrous Metals -- 0.0%
       Renco Metals, Inc.
        Bonds
        11.50% due 07/01/03+(6)(8)(14)(16).........     75,000           0
                                                                ----------
     Non-Hazardous Waste Disposal -- 0.3%
       Allied Waste North America, Inc.
        Company Guar. Notes
        6.88% due 06/01/17.........................    820,000     807,700
       Waste Management, Inc.
        Company Guar. Notes
        6.38% due 11/15/12.........................    232,000     232,860

                                                      Principal Market Value
                  Security Description                Amount(1)   (Note 2)

    ------------------------------------------------------------------------
    Non-Hazardous Waste Disposal (continued)
      Waste Services, Inc.
       Senior Sub. Notes
       9.50% due 04/15/14............................ $ 40,000   $   40,400
                                                                 ----------
                                                                  1,080,960
                                                                 ----------
    Office Automation & Equipment -- 0.3%
      IKON Office Solutions, Inc.
       Senior Notes
       7.75% due 09/15/15............................  630,000      678,825
      Pitney Bowes, Inc.
       Notes
       5.25% due 01/15/37............................  219,000      209,859
      Xerox Corp.
       Senior Notes
       6.35% due 05/15/18............................  115,000      111,243
                                                                 ----------
                                                                    999,927
                                                                 ----------
    Oil Companies - Exploration & Production -- 2.4%
      Atlas Energy Resources LLC
       Senior Notes
       10.75% due 02/01/18*..........................  375,000      377,813
      Belden & Blake Corp.
       Company Guar. Sec. Notes
       8.75% due 07/15/12............................  105,000      106,838
      Brigham Exploration Co.
       Company Guar. Notes
       9.63% due 05/01/14............................  615,000      573,487
      Chaparral Energy, Inc.
       Company Guar. Notes
       8.50% due 12/01/15............................  310,000      269,700
      Chesapeake Energy Corp.
       Senior Notes
       6.25% due 01/15/18............................  925,000      846,375
      Chesapeake Energy Corp.
       Senior Notes
       6.63% due 01/15/16............................  410,000      384,375
      Chesapeake Energy Corp.
       Senior Notes
       7.25% due 12/15/18............................  325,000      316,875
      Dune Energy, Inc.
       Senior Sec. Notes
       10.50% due 06/01/12...........................  315,000      270,900
      Encore Acquisition Co.
       Senior Sub. Notes
       6.00% due 07/15/15............................  320,000      279,200
      Encore Acquisition Co.
       Senior Sub. Notes
       6.25% due 04/15/14............................  135,000      120,825
      Energy Partners, Ltd.
       Senior Notes
       9.75% due 04/15/14............................  490,000      434,875
      Exco Resources, Inc.
       Company Guar. Notes
       7.25% due 01/15/11............................  555,000      549,450
      Hilcorp Energy I LP
       Senior Notes
       7.75% due 11/01/15*...........................  970,000      877,850
      Hilcorp Energy I LP
       Senior Notes
       9.00% due 06/01/16*...........................   75,000       73,125
      Linn Energy LLC
       Senior Notes
       9.88% due 07/01/18*...........................  400,000      392,000

AIG Retirement Company II Strategic Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                       Principal  Market Value
                 Security Description                  Amount(1)    (Note 2)
 -----------------------------------------------------------------------------
 CORPORATE BONDS & NOTES (continued)
 Oil Companies - Exploration & Production (continued)
   Quicksilver Resources, Inc.
    Company Guar. Notes
    7.13% due 04/01/16................................ $  160,000  $  139,200
   Quicksilver Resources, Inc.
    Senior Notes
    7.75% due 08/01/15................................    575,000     556,312
   Sabine Pass LNG LP
    Company Guar. Senior Notes
    7.25% due 11/30/13................................    210,000     185,850
   Sabine Pass LNG LP
    Senior Sec. Notes
    7.50% due 11/30/16................................  1,585,000   1,386,875
   Transmeridian Exploration, Inc.
    Company Guar. Notes
    12.00% due 12/15/10...............................    195,000     122,850
   XTO Energy, Inc.
    Senior Notes
    6.50% due 12/15/18................................    125,000     124,635
                                                                   ----------
                                                                    8,389,410
                                                                   ----------
 Oil Companies - Integrated -- 0.2%
   Hess Corp.
    Notes
    7.13% due 03/15/33................................    145,000     154,736
   Hess Corp.
    Bonds
    7.88% due 10/01/29................................    160,000     179,682
   Phillips Petroleum Co.
    Debentures
    7.00% due 03/30/29................................    290,000     317,816
                                                                   ----------
                                                                      652,234
                                                                   ----------
 Oil Field Machinery & Equipment -- 0.0%
   Cameron International Corp.
    Senior Notes
    7.00% due 07/15/38................................    143,000     139,992
                                                                   ----------
 Oil Refining & Marketing -- 0.1%
   The Premcor Refining Group, Inc.
    Company Guar. Notes
    6.75% due 05/01/14................................    180,000     184,286
   Valero Energy Corp.
    Senior Notes
    6.63% due 06/15/37................................     84,000      74,117
                                                                   ----------
                                                                      258,403
                                                                   ----------
 Oil - Field Services -- 0.4%
   Allis-Chalmers Energy, Inc.
    Company Guar. Notes
    9.00% due 01/15/14................................    420,000     401,100
   Helix Energy Solutions Group, Inc.
    Senior Notes
    9.50% due 01/15/16*...............................    575,000     572,125
   Key Energy Services, Inc.
    Senior Notes
    8.38% due 12/01/14*...............................    315,000     317,363
   Oslo Seismic Services, Inc.
    1st Mtg. Bonds
    8.28% due 06/01/11................................     84,913      87,396
                                                                   ----------
                                                                    1,377,984
                                                                   ----------
 Paper & Related Products -- 0.6%
   Bowater, Inc.
    Notes
    6.50% due 06/15/13................................    395,000     219,225

                                                Principal  Market Value
                 Security Description           Amount(1)    (Note 2)

        ---------------------------------------------------------------
        Paper & Related Products (continued)
          Caraustar Industries, Inc.
           Notes
           7.38% due 06/01/09.................. $  360,000  $  306,000
          Georgia-Pacific LLC
           Company Guar. Notes
           7.00% due 01/15/15*.................     85,000      79,263
          Georgia-Pacific LLC
           Company Guar. Notes
           7.13% due 01/15/17*.................    120,000     111,300
          International Paper Co.
           Notes
           7.95% due 06/15/18..................    550,000     558,821
          NewPage Corp.
           Senior Notes
           9.05% due 05/01/12(5)...............    140,000     131,250
          NewPage Corp.
           Sec. Notes
           10.00% due 05/01/12.................    310,000     300,700
          NewPage Corp.
           Senior Sub. Notes
           12.00% due 05/01/13.................    360,000     336,600
                                                            ----------
                                                             2,043,159
                                                            ----------
        Physicians Practice Management -- 0.4%
          US Oncology, Inc.
           Senior Sub. Notes
           10.75% due 08/15/14.................  1,270,000   1,273,175
                                                            ----------
        Pipelines -- 1.7%
          Atlas Pipeline Partners LP
           Company Guar. Notes
           8.13% due 12/15/15..................    305,000     291,275
          Atlas Pipeline Partners LP
           Senior Notes
           8.75% due 06/15/18*.................    575,000     560,625
          CenterPoint Energy Resources Corp.
           Notes
           7.75% due 02/15/11..................    460,000     479,935
          Copano Energy LLC
           Senior Notes
           7.75% due 06/01/18*.................    175,000     162,750
          Copano Energy LLC
           Company Guar. Notes
           8.13% due 03/01/16..................    975,000     945,750
          Duke Energy Field Services LLC
           Notes
           6.88% due 02/01/11..................    300,000     309,016
          Dynegy Holdings, Inc.
           Senior Notes
           8.75% due 02/15/12..................    375,000     378,750
          Dynegy-Roseton Danskammer
           Pass Through Certs., Series B
           7.67% due 11/08/16..................  1,425,000   1,394,719
          El Paso Corp.
           Senior Sub. Notes
           6.88% due 06/15/14..................    350,000     346,500
          MarkWest Energy Partners LP
           Senior Notes
           6.88% due 11/01/14..................    245,000     230,300
          MarkWest Energy Partners LP
           Company Guar. Notes
           8.50% due 07/15/16..................    325,000     325,000
          MarkWest Energy Partners LP
           Senior Notes
           8.75% due 04/15/18*.................    225,000     223,875

AIG Retirement Company II Strategic Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                   Principal  Market Value
                 Security Description              Amount(1)    (Note 2)
      --------------------------------------------------------------------
      CORPORATE BONDS & NOTES (continued)
      Pipelines (continued)
        NGC Corp. Capital Trust
         Company Guar. Bonds
         8.32% due 06/01/27....................... $  475,000  $  388,313
        Panhandle Eastern Pipeline Co.
         Senior Notes
         6.20% due 11/01/17.......................    198,000     185,949
                                                               ----------
                                                                6,222,757
                                                               ----------
      Poultry -- 0.1%
        Pilgrim's Pride Corp.
         Senior Sub. Notes
         8.38% due 05/01/17.......................    505,000     409,050
                                                               ----------
      Printing - Commercial -- 0.1%
        Valassis Communications, Inc.
         Senior Notes
         8.25% due 03/01/15.......................    455,000     378,788
                                                               ----------
      Publishing - Newspapers -- 0.0%
        Knight Ridder, Inc.
         Debentures
         6.88% due 03/15/29.......................    146,000      79,745
                                                               ----------
      Publishing - Periodicals -- 0.4%
        Dex Media West LLC/Dex Media Finance Co.
         Senior Notes
         8.50% due 08/15/10.......................     40,000      38,400
        Idearc, Inc.
         Company Guar. Notes
         8.00% due 11/15/16.......................    970,000     438,925
        R.H. Donnelley Corp.
         Senior Notes
         8.88% due 10/15/17.......................      7,000       3,605
        R.H. Donnelley, Inc.
         Company Guar. Bonds
         11.75% due 05/15/15*.....................    306,000     224,910
        The Reader's Digest Association, Inc.
         Company Guar. Notes
         9.00% due 02/15/17.......................    990,000     594,000
                                                               ----------
                                                                1,299,840
                                                               ----------
      Real Estate Investment Trusts -- 0.3%
        Health Care Property Investors, Inc.
         Senior Notes
         5.65% due 12/15/13.......................    291,000     263,597
        Omega Healthcare Investors, Inc.
         Senior Notes
         7.00% due 04/01/14.......................    615,000     588,862
        PPF Funding, Inc.
         Bonds
         5.35% due 04/15/12*......................     80,000      78,582
        Reckson Operating Partnership LP
         Senior Notes
         6.00% due 03/31/16.......................     25,000      21,330
                                                               ----------
                                                                  952,371
                                                               ----------
      Recycling -- 0.3%
        Aleris International, Inc.
         Company Guar. Notes
         9.00% due 12/15/14.......................  1,390,000   1,084,200
                                                               ----------
      Rental Auto/Equipment -- 0.1%
        ERAC USA Finance Co.
         Company Guar. Notes
         7.00% due 10/15/37*......................     55,000      41,950

                                                    Principal Market Value
                  Security Description              Amount(1)   (Note 2)
      Rental Auto/Equipment (continued)
        Rental Service Corp.
         Notes
         9.50% due 12/01/14........................ $445,000    $356,000
                                                                --------
                                                                 397,950
                                                                --------
      Research & Development -- 0.1%
        Alion Science and Technology Corp.
         Company Guar. Notes
         10.25% due 02/01/15.......................  565,000     387,025
                                                                --------
      Retail - Discount -- 0.1%
        Wal-Mart Stores, Inc.
         Senior Notes
         6.20% due 04/15/38........................  210,000     207,736
                                                                --------
      Retail - Drug Store -- 0.2%
        CVS Caremark Corp.
         Senior Notes
         6.13% due 08/15/16........................  102,000     101,888
        CVS Pass-Through Trust
         Pass Through Certs.
         6.04% due 12/10/28*.......................    4,810       4,440
        Rite Aid Corp.
         Senior Notes
         9.50% due 06/15/17........................  810,000     522,450
                                                                --------
                                                                 628,778
                                                                --------
      Retail - Major Department Stores -- 0.0%
        Saks, Inc.
         Company Guar. Notes
         9.88% due 10/01/11........................  150,000     150,375
                                                                --------
      Retail - Music Store -- 0.0%
        MTS, Inc.
         Senior Notes
         10.00% due 03/15/09+(6)(7)(8)(10)(12)(13).   16,572         829
                                                                --------
      Retail - Petroleum Products -- 0.2%
        Ferrellgas LP
         Senior Notes
         6.75% due 05/01/14........................  275,000     239,250
        Ferrellgas Partners LP
         Senior Notes
         6.75% due 05/01/14*.......................  300,000     261,000
        Inergy LP
         Senior Notes
         8.25% due 03/01/16*.......................  275,000     258,500
                                                                --------
                                                                 758,750
                                                                --------
      Retail - Restaurants -- 0.1%
        NPC International, Inc.
         Company Guar. Notes
         9.50% due 05/01/14........................  305,000     260,775
                                                                --------
      Rubber - Tires -- 0.1%
        Cooper Standard Automotive, Inc.
         Company Guar. Notes
         8.38% due 12/15/14........................  480,000     326,400
                                                                --------
      Rubber/Plastic Products -- 0.0%
        Venture Holdings Co. LLC
         Company Guar. Notes
         11.00% due 06/01/07+(6)(8)(14)(16)........   25,000           3
                                                                --------
      Savings & Loans/Thrifts -- 0.1%
        Independence Community Bank Corp.
         Sub. Notes
         4.86% due 06/20/13(5).....................   48,000      36,228

AIG Retirement Company II Strategic Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                              Principal Market Value
                   Security Description                       Amount(1)   (Note 2)
------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Savings & Loans/Thrifts (continued)
  Sovereign Bancorp, Inc.
   Senior Notes
   4.80% due 09/01/10........................................ $120,000    $106,888
  Washington Mutual Preferred Funding III
   Jr. Sub. Bonds
   6.90% due 06/15/12*(5)(11)(19)............................  200,000      54,000
  Western Financial Bank
   Debentures
   9.63% due 05/15/12........................................  151,000     155,495
                                                                          --------
                                                                           352,611
                                                                          --------
Seismic Data Collection -- 0.2%
  Seitel, Inc.
   Senior Notes
   9.75% due 02/15/14........................................  995,000     883,062
                                                                          --------
Soap & Cleaning Preparation -- 0.0%
  Johnsondiversey Holdings, Inc.
   Notes
   10.67% due 05/15/13(9)....................................   25,000      25,125
                                                                          --------
Special Purpose Entities -- 2.0%
  AAC Group Holding Corp.
   Senior Notes
   10.25% due 10/01/12*(9)...................................  175,000     166,250
  AMR HoldCo, Inc./EmCare HoldCo, Inc.
   Senior Sub. Notes
   10.00% due 02/15/15.......................................  100,000     104,750
  Axcan Intermediate Holdings, Inc.
   Senior Notes
   9.25% due 03/01/15*.......................................  425,000     425,000
  Axcan Intermediate Holdings, Inc.
   Senior Notes
   12.75% due 03/01/16*......................................  225,000     229,800
  BAE Systems Holdings, Inc.
   Notes
   5.20% due 08/15/15*.......................................  255,000     243,200
  Buffalo Thunder Development Authority
   Senior Notes
   9.38% due 12/15/14*.......................................  640,000     358,400
  CCM Merger, Inc.
   Notes
   8.00% due 08/01/13*.......................................  645,000     519,225
  Chukchansi Economic Development Authority
   Senior Notes
   8.00% due 11/15/13*.......................................  820,000     674,450
  FireKeepers Development Authority
   Senior Notes
   13.88% due 05/15/15*......................................  470,000     433,575
  Fox Acquisition Sub LLC
   Senior Notes
   13.38% due 07/15/16*......................................  450,000     450,000
  Goldman Sachs Capital III
   Company Guar. Notes
   3.45% due 09/01/12(5)(11).................................  341,000     207,052
  Hawker Beechcraft Acquisition Co. LLC / Hawker Beechcraft
   Notes Co.
   Company Guar. Notes
   9.75% due 04/01/17........................................  540,000     529,200
  Hexion US Finance Corp.
   Company Guar. Notes
   9.75% due 11/15/14........................................  480,000     399,600
  ING USA Global Funding Trust
   Notes
   4.25% due 10/01/10........................................   80,000      79,807

                                                 Principal Market Value
                  Security Description           Amount(1)   (Note 2)

         --------------------------------------------------------------
         Special Purpose Entities (continued)
           John Hancock Global Funding II
            Notes
            7.90% due 07/02/10*................. $123,000   $  131,252
           KAR Holdings, Inc.
            Company Guar. Notes
            6.80% due 05/01/14(5)...............  135,000      112,050
           KAR Holdings, Inc.
            Senior Notes
            8.75% due 05/01/14..................  510,000      450,713
           Local TV Finance LLC
            Senior Notes
            9.25% due 06/15/15*.................  350,000      259,000
           MedCath Holdings Corp.
            Senior Notes
            9.88% due 07/15/12..................   92,000       95,680
           MXEnergy Holdings, Inc.
            Senior Notes
            10.63% due 08/01/11(5)..............  245,000      181,300
           Norbord Delaware GP I
            Company Guar. Notes
            6.45% due 02/15/17*.................   58,000       46,690
           Principal Life Global Funding I
            Sec. Notes
            5.25% due 01/15/13*.................  163,000      161,963
           Snoqualmie Entertainment Authority
            Senior Sec. Notes
            6.88% due 02/01/14*(5)..............  185,000      135,513
           Snoqualmie Entertainment Authority
            Notes
            9.13% due 02/01/15*.................  600,000      439,500
           Southern Star Central Corp.
            Senior Notes
            6.75% due 03/01/16..................  150,000      139,875
                                                            ----------
                                                             6,973,845
                                                            ----------
         Specified Purpose Acquisitions -- 0.1%
           ESI Tractebel Acquisition Corp.
            Company Guar. Bonds
            7.99% due 12/30/11..................  181,000      184,168
                                                            ----------
         Steel - Producers -- 0.5%
           International Steel Group, Inc.
            Senior Notes
            6.50% due 04/15/14..................  210,000      212,916
           Reliance Steel & Aluminum Co.
            Company Guar. Notes
            6.85% due 11/15/36..................  380,000      357,043
           Ryerson, Inc.
            Senior Sec. Notes
            10.18% due 11/01/14*(5).............  350,000      334,250
           Ryerson, Inc.
            Senior Sec. Notes
            12.00% due 11/01/15*................  475,000      465,500
           Steel Dynamics, Inc.
            Company Guar. Notes
            6.75% due 04/01/15..................  325,000      303,063
           United States Steel Corp.
            Senior Notes
            7.00% due 02/01/18..................   78,000       76,368
                                                            ----------
                                                             1,749,140
                                                            ----------
         Steel - Specialty -- 0.0%
           Allegheny Technologies, Inc.
            Notes
            8.38% due 12/15/11..................   50,000       53,235
                                                            ----------

AIG Retirement Company II Strategic Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                   Principal Market Value
                 Security Description              Amount(1)   (Note 2)
      -------------------------------------------------------------------
      CORPORATE BONDS & NOTES (continued)
      Storage/Warehousing -- 0.1%
        Mobile Mini, Inc.
         Notes
         6.88% due 05/01/15....................... $290,000   $  247,225
        Mobile Services Group, Inc.
         Company Guar. Notes
         9.75% due 08/01/14.......................  245,000      232,750
                                                              ----------
                                                                 479,975
                                                              ----------
      Telecom Services -- 0.6%
        Bellsouth Telecommunications, Inc.
         Debentures
         7.00% due 12/01/95.......................  154,000      145,313
        Cincinnati Bell Telephone Co. LLC
         Company Guar. Notes
         7.18% due 12/15/23.......................   25,000       20,313
        Cincinnati Bell Telephone Co. LLC
         Company Guar. Notes
         7.20% due 11/29/23.......................  125,000      101,562
        Fairpoint Communications, Inc.
         Senior Notes
         13.13% due 04/01/18*.....................  555,000      549,450
        PAETEC Holding Corp.
         Company Guar. Notes
         9.50% due 07/15/15.......................  665,000      538,650
        Qwest Corp.
         Senior Notes
         6.50% due 06/01/17.......................  190,000      160,550
        Qwest Corp.
         Senior Notes
         7.50% due 10/01/14.......................   50,000       46,375
        Qwest Corp.
         Notes
         8.88% due 03/15/12.......................  350,000      352,625
        Verizon Global Funding Corp.
         Senior Notes
         6.88% due 06/15/12.......................  200,000      212,738
                                                              ----------
                                                               2,127,576
                                                              ----------
      Telephone - Integrated -- 1.8%
        AT&T Corp.
         Senior Notes
         7.30% due 11/15/11.......................  344,000      367,369
        BellSouth Corp.
         Senior Notes
         6.00% due 10/15/11.......................  600,000      621,050
        Cincinnati Bell, Inc.
         Company Guar. Notes
         7.00% due 02/15/15.......................   95,000       87,400
        Cincinnati Bell, Inc.
         Senior Notes
         7.25% due 06/15/23.......................   25,000       21,312
        Cincinnati Bell, Inc.
         Company Guar. Notes
         8.38% due 01/15/14.......................  335,000      316,994
        Pacific Bell Telephone Co.
         Company Guar. Notes
         7.13% due 03/15/26.......................  200,000      205,186
        Qwest Communications International, Inc.
         Company Guar. Notes, Series B
         7.50% due 02/15/14.......................  735,000      668,850
        Qwest Communications International, Inc.
         Company Guar. Notes
         7.50% due 02/15/14.......................   75,000       68,250

                                              Principal  Market Value
                 Security Description         Amount(1)    (Note 2)

          -----------------------------------------------------------
          Telephone - Integrated (continued)
            Southwestern Bell Telephone Co.
             Notes
             6.55% due 10/07/08.............. $  200,000  $  200,509
            Sprint Capital Corp.
             Company Guar. Bonds
             6.38% due 05/01/09..............    325,000     327,437
            Sprint Capital Corp.
             Company Guar. Notes
             6.90% due 05/01/19..............  1,000,000     927,500
            Sprint Capital Corp.
             Company Guar. Bonds
             8.38% due 03/15/12..............    650,000     654,875
            Sprint Capital Corp.
             Company Guar. Bonds
             8.75% due 03/15/32..............  1,150,000   1,118,375
            Verizon New York, Inc.
             Notes
             6.88% due 04/01/12..............    300,000     311,023
            Windstream Corp.
             Company Guar. Notes
             8.63% due 08/01/16..............    425,000     420,750
                                                          ----------
                                                           6,316,880
                                                          ----------
          Television -- 0.5%
            Allbritton Communications Co.
             Senior Sub. Notes
             7.75% due 12/15/12..............    385,000     344,575
            Belo Corp.
             Senior Notes
             6.75% due 05/30/13..............     45,000      41,838
            Bonten Media Acquisition Co.
             Company Guar. Notes
             9.00% due 06/01/15*.............     55,000      40,150
            LIN Television Corp.
             Senior Sub. Notes
             6.50% due 05/15/13..............    400,000     328,000
            Paxson Communications Corp.
             Senior Sec. Notes
             9.04% due 01/15/13*(5)(10)......  1,107,199     696,152
            Young Broadcasting, Inc.
             Senior Sub. Notes
             8.75% due 01/15/14..............    230,000      75,325
            Young Broadcasting, Inc.
             Company Guar. Notes
             10.00% due 03/01/11.............    480,000     172,800
                                                          ----------
                                                           1,698,840
                                                          ----------
          Theaters -- 0.4%
            AMC Entertainment, Inc.
             Senior Sub. Notes
             8.00% due 03/01/14..............    655,000     591,137
            AMC Entertainment, Inc.
             Senior Sub Notes
             11.00% due 02/01/16.............    220,000     223,300
            Cinemark, Inc.
             Senior Notes
             9.75% due 03/15/14(9)...........    660,000     636,900
                                                          ----------
                                                           1,451,337
                                                          ----------
          Transactional Software -- 0.1%
            Open Solutions, Inc.
             Senior Sub. Notes
             9.75% due 02/01/15*.............    730,000     518,300
                                                          ----------

AIG Retirement Company II Strategic Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                 Principal Market Value
                 Security Description            Amount(1)   (Note 2)
        ---------------------------------------------------------------
        CORPORATE BONDS & NOTES (continued)
        Transport - Air Freight -- 0.4%
          Atlas Air, Inc.
           Pass Through Certs.
           Series 1991-1, Class A-2
           6.88% due 01/02/11................... $144,144  $    129,730
          Atlas Air, Inc.
           Pass Through Certs.
           Series 1991-1, Class A-1
           7.20% due 01/02/19...................  328,322       279,073
          Atlas Air, Inc.
           Pass Through Certs.
           Series 1991-1, Class B
           7.63% due 01/02/15...................  486,267       510,581
          Atlas Air, Inc.
           Pass Through Certs.
           Series 2000-1, Class A
           8.71% due 01/02/19...................  437,237       398,979
          Atlas Air, Inc.
           Pass Through Certs.
           Series 1991-1, Class C
           8.77% due 01/02/11...................   37,457        34,554
          Atlas Air, Inc.
           Pass Through Certs.
           Series 2000-1, Class B
           9.06% due 07/02/17...................  197,175       220,836
                                                           ------------
                                                              1,573,753
                                                           ------------
        Transport - Rail -- 0.2%
          CSX Corp.
           Senior Notes
           6.25% due 04/01/15...................  400,000       391,931
          CSX Corp.
           Senior Notes
           6.25% due 03/15/18...................  287,000       271,061
                                                           ------------
                                                                662,992
                                                           ------------
        Transport - Services -- 0.1%
          Bristow Group, Inc.
           Senior Notes
           7.50% due 09/15/17...................   80,000        76,800
          PHI, Inc.
           Company Guar. Notes
           7.13% due 04/15/13...................  190,000       178,837
          Ryder System, Inc.
           Senior Notes
           7.20% due 09/01/15...................   60,000        60,788
                                                           ------------
                                                                316,425
                                                           ------------
        Travel Services -- 0.1%
          Travelport LLC
           Company Guar. Notes
           11.88% due 09/01/16..................  240,000       180,600
                                                           ------------
        Vitamins & Nutrition Products -- 0.1%
          General Nutrition Centers, Inc.
           Company Guar. Notes
           7.20% due 03/15/14(5)................  460,000       399,625
                                                           ------------
        Total Corporate Bonds & Notes
           (cost $154,404,872)..................            143,642,086
                                                           ------------
        FOREIGN CORPORATE BONDS & NOTES -- 7.9%
        Banks - Commercial -- 0.6%
          Banco Continental de Panama SA
           Notes
           6.63% due 12/01/10*..................   15,000        15,300

                                                            Principal  Market Value
                  Security Description                      Amount(1)    (Note 2)

-----------------------------------------------------------------------------------
Banks - Commercial (continued)
  Barclays Bank PLC
   Sub. Notes
   5.93% due 12/15/16*(5)(11).............................. $  260,000  $  205,807
  Barclays Bank PLC
   Sub. Notes
   6.05% due 12/04/17*.....................................    252,000     237,774
  Caisse Nationale des Caisses d'Epargne et de Prevoyance
   Notes
   4.37% due 12/30/09(5)(11)...............................     78,000      47,580
  Credit Agricole SA
   Jr. Sub. Notes
   6.64% due 05/31/17*(5)(11)..............................    175,000     139,623
  HBOS PLC
   Sub. Notes
   5.92% due 10/01/15*(5)(11)..............................    130,000      84,150
  Kazkommerts International BV
   Company Guar. Notes
   8.00% due 11/03/15......................................    400,000     302,756
  Landsbanki Islands HF
   Jr. Sub. Notes
   7.43% due 10/19/17*(5)(11)..............................    120,000      72,222
  RSHB Capital SA
   Notes
   7.75% due 05/29/18*.....................................    522,000     489,740
  VTB Capital SA
   Notes
   6.88% due 05/29/18*.....................................    420,000     396,375
                                                                        ----------
                                                                         1,991,327
                                                                        ----------
Banks - Money Center -- 0.0%
  Mizuho Financial Group Cayman, Ltd.
   Bank Guar. Bonds
   8.38% due 04/27/09(11)..................................    100,000      99,932
                                                                        ----------
Beverages - Wine/Spirits -- 0.1%
  Diageo Finance BV
   Company Guar. Notes
   3.88% due 04/01/11......................................    365,000     362,500
                                                                        ----------
Brewery -- 0.2%
  FBG Finance, Ltd.
   Senior Notes
   5.13% due 06/15/15*.....................................    229,000     214,746
  SABMiller PLC
   Senior Notes
   6.50% due 07/15/18*.....................................    322,000     321,738
                                                                        ----------
                                                                           536,484
                                                                        ----------
Broadcast Services/Program -- 0.0%
  Grupo Televisa SA
   Senior Notes
   6.63% due 03/18/25......................................    149,000     144,732
                                                                        ----------
Building Products - Doors & Windows -- 0.0%
  Masonite International Corp.
   Company Guar. Notes
   11.00% due 04/06/15.....................................     40,000      15,000
                                                                        ----------
Cellular Telecom -- 0.5%
  Mobile Telesystems Finance SA
   Company Guar. Senior Notes
   8.38% due 10/14/10......................................    200,000     203,250
  VIP Finance Ireland Ltd.
   Notes
   9.13% due 04/30/18*.....................................  1,013,000     957,835
  Vodafone Airtouch PLC
   Senior Notes
   7.75% due 02/15/10......................................    145,000     151,709

AIG Retirement Company II Strategic Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                    Principal  Market Value
                 Security Description               Amount(1)    (Note 2)
    -----------------------------------------------------------------------
    FOREIGN CORPORATE BONDS & NOTES (continued)
    Cellular Telecom (continued)
      Vodafone Group PLC
       Senior Notes
       5.38% due 01/30/15.......................... $  291,000  $  281,967
                                                                ----------
                                                                 1,594,761
                                                                ----------
    Computers - Memory Devices -- 0.2%
      Seagate Technology HDD Holdings
       Company Guar. Notes
       6.80% due 10/01/16..........................    635,000     566,738
                                                                ----------
    Containers - Metal/Glass -- 0.3%
      Rexam PLC
       Bonds
       6.75% due 06/01/13*.........................    173,000     171,704
      Vitro SAB de CV
       Senior Notes
       9.13% due 02/01/17..........................  1,030,000     798,250
      Vitro SAB de CV
       Senior Notes
       11.75% due 11/01/13.........................    270,000     251,775
                                                                ----------
                                                                 1,221,729
                                                                ----------
    Diversified Financial Services -- 0.3%
      TNK-BP Finance SA
       Company Guar. Notes
       6.13% due 03/20/12..........................    490,000     452,461
      TNK-BP Finance SA
       Company Guar. Notes
       7.88% due 03/13/18..........................    480,000     428,400
                                                                ----------
                                                                   880,861
                                                                ----------
    Diversified Manufacturing Operations -- 0.3%
      Bombardier, Inc.
       Senior Notes
       8.00% due 11/15/14*.........................    890,000     916,700
      Tyco International Group SA
       Company Guar. Notes
       6.00% due 11/15/13..........................    100,000      99,409
                                                                ----------
                                                                 1,016,109
                                                                ----------
    Diversified Operations -- 0.1%
      Hutchison Whampoa Finance, Ltd.
       Company Guar. Notes
       7.50% due 08/01/27*.........................    200,000     204,295
                                                                ----------
    Electric - Generation -- 0.0%
      Abu Dhabi National Energy Co.
       Senior Notes
       7.25% due 08/01/18*.........................    163,000     166,266
                                                                ----------
    Electric - Integrated -- 0.0%
      TransAlta Corp.
       Senior Notes
       6.65% due 05/15/18..........................     87,000      85,988
                                                                ----------
    Electronic Components - Misc. -- 0.1%
      NXP BV/NXP Funding LLC
       Company Guar. Notes
       9.50% due 10/15/15..........................    585,000     396,338
                                                                ----------
    Electronic Components - Semiconductors -- 0.2%
      Avago Technologies, Ltd.
       Company Guar. Notes
       11.88% due 12/01/15.........................    500,000     542,500
                                                                ----------
    Food - Meat Products -- 0.2%
      JBS SA
       Company Guar. Notes
       9.38% due 02/07/11..........................    550,000     550,000

                                                      Principal Market Value
                  Security Description                Amount(1)   (Note 2)

    ------------------------------------------------------------------------
    Food - Meat Products (continued)
      JBS SA
       Senior Notes
       10.50% due 08/04/16*.......................... $ 75,000   $   72,000
                                                                 ----------
                                                                    622,000
                                                                 ----------
    Import/Export -- 0.1%
      Marfrig Overseas, Ltd.
       Company Guar. Bonds
       9.63% due 11/16/16............................  414,000      407,790
                                                                 ----------
    Independent Power Producers -- 0.0%
      AES Drax Energy, Ltd.
       Sec. Notes
       11.50% due 08/30/10+(8)(12)(22)...............  175,000          175
                                                                 ----------
    Insurance - Multi-line -- 0.0%
      Aegon NV
       Sub. Bonds
       4.63% due 07/15/14(5)(11).....................  112,000       61,600
                                                                 ----------
    Insurance - Property/Casualty -- 0.0%
      Xl Capital (Europe) PLC
       Company Guar. Notes
       6.50% due 01/15/12............................  125,000      118,658
                                                                 ----------
    Investment Companies -- 0.0%
      Xstrata Finance Canada, Ltd.
       Notes
       6.90% due 11/15/37*...........................   91,000       81,439
                                                                 ----------
    Medical - Drugs -- 0.8%
      Angiotech Pharmaceuticals, Inc.
       Company Guar. Notes
       6.43% due 12/01/13(5).........................  560,000      495,600
      Angiotech Pharmaceuticals, Inc.
       Company Guar. Notes
       7.75% due 04/01/14............................  790,000      576,700
      AstraZeneca PLC
       Senior Notes
       5.90% due 09/15/17............................  385,000      399,889
      Elan Finance PLC
       Company Guar. Notes
       6.80% due 11/15/11(5).........................  870,000      802,575
      Elan Finance PLC
       Company Guar. Bonds
       7.75% due 11/15/11............................  470,000      434,750
                                                                 ----------
                                                                  2,709,514
                                                                 ----------
    Metal - Diversified -- 0.2%
      Vedanta Resources PLC
       Senior Notes
       8.75% due 01/15/14*...........................  420,000      417,900
      Vedanta Resources PLC
       Senior Notes
       8.75% due 01/15/14............................  160,000      159,200
                                                                 ----------
                                                                    577,100
                                                                 ----------
    Multimedia -- 0.1%
      Quebecor Media, Inc.
       Senior Notes
       7.75% due 03/15/16............................  125,000      117,500
      Thomson Reuters Corp.
       Company Guar. Notes
       5.95% due 07/15/13............................  165,000      167,262
                                                                 ----------
                                                                    284,762
                                                                 ----------
    Oil Companies - Exploration & Production -- 0.4%
      Compton Petroleum Finance Corp.
       Company Guar. Notes
       7.63% due 12/01/13............................   95,000       89,181

AIG Retirement Company II Strategic Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                         Principal  Market Value
                 Security Description                    Amount(1)    (Note 2)
--------------------------------------------------------------------------------
FOREIGN CORPORATE BONDS & NOTES (continued)
Oil Companies - Exploration & Production (continued)
  OPTI Canada, Inc.
   Senior Notes
   7.88% due 12/15/14................................... $1,185,000  $1,171,669
  OPTI Canada, Inc.
   Senior Notes
   8.25% due 12/15/14...................................    260,000     259,675
                                                                     ----------
                                                                      1,520,525
                                                                     ----------
Oil - Field Services -- 0.1%
  North American Energy Partners, Inc.
   Senior Notes
   8.75% due 12/01/11...................................    365,000     363,175
                                                                     ----------
Paper & Related Products -- 0.4%
  Abitibi-Consolidated Co. of Canada
   Notes
   6.00% due 06/20/13...................................     85,000      34,425
  Abitibi-Consolidated Co. of Canada
   Senior Notes
   13.75% due 04/01/11*.................................    530,000     556,500
  Abitibi-Consolidated Co. of Canada
   Senior Notes
   15.50% due 07/15/10*.................................    153,000     115,515
  Abitibi-Consolidated, Inc.
   Notes
   8.55% due 08/01/10...................................    925,000     519,156
  Bowater Canada Finance Corp.
   Company Guar. Notes
   7.95% due 11/15/11...................................    110,000      68,750
                                                                     ----------
                                                                      1,294,346
                                                                     ----------
Pipelines -- 0.0%
  Enbridge, Inc.
   Senior Notes
   5.80% due 06/15/14...................................     74,000      73,763
  Kinder Morgan Finance Co. ULC
   Company Guar. Notes
   5.70% due 01/05/16...................................     78,000      72,247
                                                                     ----------
                                                                        146,010
                                                                     ----------
Printing - Commercial -- 0.1%
  Quebecor World Capital Corp.
   Senior Notes
   8.75% due 03/15/16+*(12)(13).........................    730,000     323,025
                                                                     ----------
Property Trust -- 0.0%
  Westfield Capital Corp., Ltd./ WT Finance Austrailia
   Property, Ltd.
   Company Guar. Notes
   4.38% due 11/15/10*..................................    150,000     147,781
                                                                     ----------
Real Estate Operations & Development -- 0.1%
  Agile Property Holdings, Ltd.
   Company Guar. Notes
   9.00% due 09/22/13...................................    260,000     226,384
  Brascan Corp.
   Notes
   8.13% due 12/15/08...................................     69,000      69,637
                                                                     ----------
                                                                        296,021
                                                                     ----------
Satellite Telecom -- 0.5%
  Intelsat Subsidiary Holding Co., Ltd.
   Senior Notes
   8.50% due 01/15/13*..................................    950,000     940,500
  Intelsat Subsidiary Holding Co., Ltd.
   Senior Notes
   8.88% due 01/15/15*..................................    225,000     222,469

                                                              Principal  Market Value
                   Security Description                       Amount(1)    (Note 2)

-------------------------------------------------------------------------------------
Satellite Telecom (continued)
  Telesat Canada/Telesat LLC
   Senior Notes
   11.00% due 11/01/15*...................................... $  695,000  $  635,925
                                                                          ----------
                                                                           1,798,894
                                                                          ----------
Sovereign -- 0.1%
  Credit Suisse First Boston International for City of Kiev
   Ukraine
   Bonds
   8.00% due 11/06/15........................................    570,000     485,241
                                                                          ----------
Special Purpose Entities -- 0.3%
  Hellas Telecommunications Luxembourg II
   Sub. Notes
   8.54% due 01/15/15*(5)....................................    560,000     375,200
  HKCG Finance, Ltd.
   Company Guar. Notes
   6.25% due 08/07/18*.......................................    138,000     138,532
  Hybrid Capital Funding I LP
   Sub. Notes
   8.00% due 06/30/11(11)....................................    286,000     191,620
  Independencia International, Ltd.
   Company Guar. Notes
   9.88% due 05/15/15*.......................................    400,000     394,125
  SMFG Preferred Capital, Ltd.
   Bonds
   6.08% due 01/25/17*(5)(11)................................    121,000      98,493
                                                                          ----------
                                                                           1,197,970
                                                                          ----------
Steel - Producers -- 0.6%
  Evraz Group SA
   Notes
   8.88% due 04/24/13*.......................................    610,000     591,700
  Evraz Group SA
   Notes
   8.88% due 04/24/13........................................  1,000,000     982,500
  Severstal SA
   Notes
   9.75% due 07/29/13*.......................................    590,000     587,492
                                                                          ----------
                                                                           2,161,692
                                                                          ----------
Telecom Services -- 0.1%
  Global Crossing UK Finance PLC
   Company Guar. Notes
   10.75% due 12/15/14.......................................    420,000     411,600
  Wind Acquisition Finance SA
   Company Guar. Bonds
   10.75% due 12/01/15*......................................     50,000      51,250
                                                                          ----------
                                                                             462,850
                                                                          ----------
Telecommunication Equipment -- 0.2%
  Nortel Networks, Ltd.
   Company Guar. Notes
   10.75% due 07/15/16*......................................    825,000     763,125
                                                                          ----------
Telephone - Integrated -- 0.3%
  British Telecommunications PLC
   Bonds
   9.13% due 12/15/30........................................    170,000     200,321
  Deutsche Telekom International Finance BV
   Company Guar. Bonds
   6.75% due 08/20/18........................................    270,000     269,912
  Telecom Italia Capital SA
   Company Guar. Notes
   4.95% due 09/30/14........................................    300,000     271,858

AIG Retirement Company II Strategic Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                   Principal   Market Value
               Security Description                Amount(1)     (Note 2)
    -----------------------------------------------------------------------
    FOREIGN CORPORATE BONDS & NOTES (continued)
    Telephone - Integrated (continued)
      Telecom Italia Capital SA
       Company Guar. Bonds
       6.20% due 07/18/11.......................   $   350,000 $   357,685
                                                               -----------
                                                                 1,099,776
                                                               -----------
    Transport - Marine -- 0.1%
      Ultrapetrol Bahamas, Ltd.
       1st Mtg. Bonds
       9.00% due 11/24/14.......................       245,000     229,688
                                                               -----------
    Transport - Rail -- 0.2%
      Canadian National Railway Co.
       Notes
       6.38% due 10/15/11.......................       315,000     332,226
      Canadian Pacific Railway Co.
       Notes
       6.50% due 05/15/18.......................       300,000     295,439
                                                               -----------
                                                                   627,665
                                                               -----------
    Water -- 0.1%
      Veolia Environnement
       Notes
       6.75% due 06/01/38.......................       230,000     230,259
                                                               -----------
    Wireless Equipment -- 0.0%
      Rogers Communications, Inc.
       Company Guar. Notes
       6.80% due 08/15/18.......................       150,000     152,111
                                                               -----------
    Total Foreign Corporate Bonds & Notes
       (cost $30,353,349).......................                27,988,752
                                                               -----------
    FOREIGN GOVERNMENT AGENCIES -- 19.6%
    Sovereign -- 19.6%
      Federal Republic of Brazil
       Bonds
       6.00% due 01/17/17.......................     1,260,000   1,290,240
      Federal Republic of Brazil
       Bonds
       7.13% due 01/20/37.......................       500,000     556,750
      Federal Republic of Brazil
       Notes
       8.00% due 01/15/18.......................     1,380,000   1,540,080
      Federal Republic of Brazil
       Bonds
       8.25% due 01/20/34.......................     1,295,000   1,605,800
      Federal Republic of Brazil
       Notes
       8.75% due 02/04/25.......................     1,290,000   1,612,500
      Federal Republic of Brazil
       Bonds
       8.88% due 10/14/19.......................       550,000     682,550
      Federal Republic of Brazil
       Notes
       11.00% due 08/17/40......................     1,565,000   2,067,365
      Federal Republic of Brazil
       Bonds
       12.50% due 01/05/16...................... BRL 2,680,000   1,726,380
      Federal Republic of Germany
       Bonds
       4.00% due 01/04/18....................... EUR   280,000     405,627
      Federal Republic of Germany
       Bonds
       4.25% due 07/04/14....................... EUR   230,000     340,317
      Federal Republic of Germany
       Bonds
       4.50% due 01/04/13....................... EUR   380,000     565,746

                                             Principal     Market Value
             Security Description            Amount(1)       (Note 2)

         --------------------------------------------------------------
         Sovereign (continued)
           Federal Republic of Germany
            Bonds
            5.25% due 07/04/10.......... EUR       600,000  $  897,007
           Federal Republic of Germany
            Bonds
            5.50% due 01/04/31.......... EUR       298,000     487,684
           Government of Australia
            Bonds
            5.75% due 06/15/11.......... AUD     1,305,000   1,123,360
           Government of Australia
            Bonds
            6.00% due 02/15/17.......... AUD     1,670,000   1,459,670
           Government of Australia
            Bonds
            7.50% due 09/15/09.......... AUD       995,000     867,906
           Government of Hungary
            Bonds
            6.00% due 10/24/12.......... HUF   200,000,000   1,137,812
           Government of Japan
            Bonds
            1.40% due 06/20/12.......... JPY   118,000,000   1,105,019
           Government of Japan
            Bonds
            1.40% due 12/20/15.......... JPY   197,000,000   1,853,219
           Government of Netherlands
            Bonds
            3.25% due 07/15/15.......... EUR       325,000     448,923
           Government of Switzerland
            Bonds
            4.00% due 06/10/11.......... CHF     1,100,000   1,040,784
           Kingdom of Denmark
            Bonds
            5.00% due 11/15/13.......... DKK     4,470,000     904,806
           Kingdom of Denmark
            Bonds
            6.00% due 11/15/11.......... DKK     1,290,000     265,710
           Kingdom of Norway
            Bonds
            5.50% due 05/15/09.......... NOK    11,430,000   2,102,429
           Kingdom of Norway
            Bonds
            6.50% due 05/15/13.......... NOK     5,390,000   1,066,098
           Kingdom of Sweden
            Bonds
            4.50% due 08/12/15.......... SEK    11,955,000   1,897,210
           Republic of Argentina
            Notes
            1.33% due 12/31/38(15)......         1,362,637     429,231
           Republic of Argentina
            Bonds
            7.00% due 09/12/13..........           360,000     270,000
           Republic of Argentina
            Bonds
            8.28% due 12/31/33..........           817,785     608,432
           Republic of Austria
            Bonds
            4.35% due 03/15/19*......... EUR       460,000     668,209
           Republic of Colombia
            Bonds
            7.38% due 09/18/37..........           830,000     909,680
           Republic of Colombia
            Bonds
            12.00% due 10/22/15......... COP 2,408,000,000   1,321,071

AIG Retirement Company II Strategic Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                 Principal    Market Value
               Security Description              Amount(1)      (Note 2)
      --------------------------------------------------------------------
      FOREIGN GOVERNMENT AGENCIES (continued)
      Sovereign (continued)
        Republic of Columbia
         Bonds
         8.13% due 05/21/24................... COP    250,000  $  292,500
        Republic of Ecuador
         Bonds
         10.00% due 08/15/30(15)..............        210,000     185,850
        Republic of Georgia
         Notes
         7.50% due 04/15/13...................      1,300,000   1,144,780
        Republic of Greece
         Senior Notes
         4.50% due 09/20/37................... EUR    545,000     716,606
        Republic of Indonesia
         Bonds
         6.63% due 02/17/37...................      1,725,000   1,518,621
        Republic of Indonesia
         Bonds
         6.88% due 01/17/18*..................        370,000     369,538
        Republic of Indonesia
         Bonds
         6.88% due 01/17/18...................        740,000     744,011
        Republic of Indonesia
         Bonds
         7.50% due 01/15/16...................        540,000     561,268
        Republic of Indonesia
         Notes
         8.50% due 10/12/35...................        430,000     461,724
        Republic of Pakistan
         Bonds
         6.88% due 06/01/17*..................        200,000     130,000
        Republic of Panama
         Bonds
         6.70% due 01/26/36...................        340,000     347,310
        Republic of Panama
         Notes
         7.25% due 03/15/15...................         92,000      99,820
        Republic of Peru
         Bonds
         6.55% due 03/14/37...................        370,000     379,250
        Republic of Peru
         Notes
         7.35% due 07/21/25...................        805,000     901,600
        Republic of Peru
         Bonds
         8.75% due 11/21/33...................        380,000     491,150
        Republic of Philippines
         Bonds
         7.75% due 01/14/31...................        480,000     525,600
        Republic of Philippines
         Notes
         8.00% due 01/15/16...................        300,000     330,750
        Republic of Philippines
         Notes
         8.88% due 03/17/15...................        530,000     606,850
        Republic of Philippines
         Senior Notes
         9.50% due 02/02/30...................        700,000     897,750
        Republic of Philippines
         Notes
         10.63% due 03/16/25..................        415,000     564,919
        Republic of South Africa
         Bonds
         5.88% due 05/30/22...................        450,000     421,313

                                                 Principal      Market Value
            Security Description                 Amount(1)        (Note 2)

    ------------------------------------------------------------------------
    Sovereign (continued)
      Republic of South Africa
       Bonds
       13.00% due 08/31/10................. ZAR       8,150,000  $1,119,242
      Republic of Turkey
       Notes
       6.88% due 03/17/36..................           1,410,000   1,313,062
      Republic of Turkey
       Notes
       7.00% due 06/05/20..................             840,000     838,950
      Republic of Turkey
       Notes
       7.25% due 03/15/15..................           1,405,000   1,461,200
      Republic of Turkey
       Notes
       7.25% due 03/05/38..................             590,000     564,187
      Republic of Turkey
       Notes
       7.38% due 02/05/25..................             550,000     554,813
      Republic of Turkey
       Notes
       8.00% due 02/14/34..................             900,000     951,750
      Republic of Turkey
       Notes
       9.50% due 01/15/14..................           1,030,000   1,183,212
      Republic of Turkey
       Senior Bonds
       11.88% due 01/15/30.................             600,000     906,750
      Republic of Ukraine
       Bonds
       6.75% due 11/14/17..................             330,000     277,329
      Republic of Uruguay
       Notes
       7.63% due 03/21/36..................           1,050,000   1,063,125
      Republic of Uruguay
       Bonds
       8.00% due 11/18/22..................           1,410,000   1,501,650
      Republic of Venezuela
       Bonds
       9.00% due 05/07/23..................             520,000     450,580
      Republic of Venezuela
       Bonds
       9.25% due 09/15/27..................             805,000     740,600
      Republic of Venezuela
       Bonds
       9.25% due 05/07/28..................             680,000     588,200
      Republic of Venezuela
       Bonds
       9.38% due 01/13/34..................             360,000     313,200
      Russian Federation
       Bonds
       7.50% due 03/31/30(15)..............           2,482,200   2,771,103
      Ukrainian Soviet Socialist Republic
       Senior Notes
       6.58% due 11/21/16..................             250,000     212,665
      United Mexican States
       Notes
       5.63% due 01/15/17..................           2,754,000   2,780,163
      United Mexican States
       Notes
       6.05% due 01/11/40..................             250,000     242,750
      United Mexican States
       Notes
       6.75% due 09/27/34..................           1,500,000   1,612,500

AIG Retirement Company II Strategic Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                  Principal    Market Value
               Security Description               Amount(1)      (Note 2)
     ----------------------------------------------------------------------
     FOREIGN GOVERNMENT AGENCIES (continued)
     Sovereign (continued)
       United Mexican States
        Bonds
        7.25% due 12/15/16..................... MXN 11,850,000 $ 1,068,888
       United Mexican States
        Bonds
        7.50% due 04/08/33.....................        340,000     396,100
       United Mexican States
        Notes
        8.13% due 12/30/19.....................        770,000     923,230
       United Mexican States
        Bonds
        8.30% due 08/15/31.....................        750,000     941,250
                                                               -----------
     Total Foreign Government Agencies
        (cost $69,998,757).....................                 69,725,324
                                                               -----------
     FOREIGN GOVERNMENT TREASURIES -- 1.2%
     Sovereign -- 1.2%
       New South Wales Treasury Corp.
        Notes
        6.00% due 05/01/12.....................      3,470,000   2,944,201
       United Kingdom Treasury
        Bonds
        4.75% due 06/07/10.....................        674,000   1,233,602
                                                               -----------
     Total Foreign Government Treasuries
        (cost $4,469,790)......................                  4,177,803
                                                               -----------
     LOANS -- 0.3%
     Diversified Financial Services -- 0.3%
       Wind Acquisition Holdings Finance S.A.
        10.04% due 12/21/11(7)(8)(17)(18)......      1,116,391   1,052,198
                                                               -----------
     Leisure Products -- 0.0%
       AMC Entertainment Holdings, Inc.
        7.78% due 06/15/12(7)(8)(17)(18).......        220,628     165,471
                                                               -----------
     Total Loans
        (cost $1,335,411)......................                  1,217,669
                                                               -----------
     U.S. GOVERNMENT AGENCIES -- 13.3%
     Federal Home Loan Bank -- 0.2%
       3.13% due 06/10/11......................        400,000     394,743
       4.50% due 09/08/08......................        400,000     400,113
                                                               -----------
                                                                   794,856
                                                               -----------
     Federal Home Loan Mtg. Corp. -- 7.3%
       4.13% due 07/12/10......................        200,000     203,552
       4.50% due 02/01/20......................        351,940     344,530
       4.50% due 08/01/20......................        146,079     143,003
       4.50% due 03/01/23......................        981,285     950,504
       4.50% due 01/15/34......................      1,310,000   1,230,194
       5.00% due 09/01/18......................        445,382     446,443
       5.00% due 07/01/20......................        323,052     321,701
       5.00% due 11/15/28......................        280,000     281,954
       5.00% due 09/15/31......................        360,000     356,569
       5.00% due 05/01/34......................        548,189     529,475
       5.00% due 10/15/34......................      1,310,000   1,250,114
       5.00% due 02/01/35......................         89,828      86,761
       5.00% due 07/01/35......................        365,860     352,685
       5.00% due 10/01/35......................        237,391     228,842
       5.00% due 11/01/35......................        842,514     812,173
       5.00% due 11/01/37......................      1,305,052   1,254,790
       5.33% due 12/01/35(5)...................        358,412     361,491
       5.50% due 06/01/22......................        782,804     790,176
       5.50% due 11/15/25......................      2,300,000   2,249,315
       5.50% due 06/15/31......................        642,000     648,200
       5.50% due 07/01/35......................        289,378     286,268
       5.50% due 05/01/37......................        651,478     642,948
       5.50% due 06/01/37......................         26,713      26,363

                                                 Principal  Market Value
                 Security Description            Amount(1)    (Note 2)

       -----------------------------------------------------------------
       Federal Home Loan Mtg. Corp. (continued)
         5.50% due 10/01/37..................... $4,022,143 $ 3,969,483
         5.50% due 12/01/37.....................    498,085     491,563
         5.50% due 01/01/38.....................    676,422     667,988
         5.80% due 01/01/37(5)..................    212,188     215,331
         5.81% due 01/01/37(5)..................    287,474     289,776
         5.97% due 10/01/36(5)..................  2,296,210   2,331,693
         6.00% due 01/01/30.....................     27,710      28,170
         6.00% due 02/01/32.....................    161,893     164,377
         6.00% due 07/01/35.....................    218,071     220,395
         6.00% due 05/01/37.....................     24,324      24,545
         6.00% due 10/01/37.....................  1,347,089   1,359,340
         6.19% due 09/01/36(5)..................     92,983      94,964
         6.50% due 07/01/29.....................      4,575       4,745
         6.50% due 12/01/35.....................      1,564       1,611
         6.50% due 02/01/36.....................    141,546     145,724
         6.50% due 11/01/37.....................    500,001     514,133
         6.88% due 09/15/10.....................    772,000     825,950
         7.00% due 06/01/29.....................     13,376      14,077
                                                            -----------
                                                             25,161,916
                                                            -----------
       Federal National Mtg. Assoc. -- 5.8%
         4.50% due 06/01/19.....................    303,984     298,864
         4.75% due 12/15/10.....................    251,000     259,064
         5.00% due 01/01/23.....................    901,618     894,185
         5.00% due 04/01/23.....................    634,730     629,497
         5.00% due 11/25/30.....................    350,000     347,250
         5.00% due 10/01/35.....................    969,029     934,737
         5.00% due 01/01/37.....................    125,017     120,292
         5.00% due 03/01/37.....................    128,672     123,810
         5.00% due 05/01/37.....................     26,577      25,573
         5.00% due 06/01/37.....................    649,982     625,421
         5.00% due 07/01/37.....................    861,343     828,795
         5.00% due 09/01/37.....................    863,270     830,649
         5.47% due 02/01/38(5)..................    822,876     826,380
         5.48% due 01/01/37(5)..................  1,021,056   1,032,359
         5.50% due 03/01/18.....................     19,343      19,700
         5.50% due 11/01/22.....................    317,129     320,148
         5.50% due 01/01/29.....................     56,911      56,646
         5.50% due 05/01/29.....................     17,241      17,155
         5.50% due 06/01/34.....................    339,541     336,793
         5.50% due 02/01/36(5)..................    186,770     190,315
         5.50% due 09/01/36.....................  2,317,579   2,293,030
         5.50% due 11/01/36.....................     60,294      59,656
         5.50% due 04/01/37.....................    681,976     674,181
         5.50% due 03/01/38.....................    625,985     618,767
         6.00% due 02/01/32.....................     68,825      69,989
         6.00% due 10/01/34.....................      6,018       6,099
         6.00% due 07/01/37.....................    286,541     289,623
         6.00% due 08/01/37.....................    876,492     885,921
         6.00% due 10/01/37.....................    771,112     779,407
         6.00% due 12/01/37.....................  2,304,724   2,329,517
         6.00% due 04/01/38.....................    632,651     639,394
         6.50% due 12/01/31.....................     67,684      70,210
         6.50% due 02/01/35.....................     97,621     100,624
         6.50% due 07/01/36.....................    267,218     275,189
         6.50% due 07/01/37.....................  1,702,120   1,752,529
         6.50% due 11/01/37.....................  1,591,473   1,638,605
         7.50% due 03/01/32.....................      8,768       9,411
         8.50% due 08/01/31.....................     10,324      11,349
                                                            -----------
                                                             21,221,134
                                                            -----------
       Total U.S. Government Agencies
          (cost $47,483,859)....................             47,177,906
                                                            -----------

AIG Retirement Company II Strategic Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                        Shares/
                                                       Principal  Market Value
                 Security Description                  Amount(1)    (Note 2)
 -----------------------------------------------------------------------------
 U.S. GOVERNMENT TREASURIES -- 6.8%
 United States Treasury Bonds -- 0.9%
   3.63% due 04/15/28................................. $  595,078 $   733,294
   4.38% due 02/15/38.................................    484,000     480,559
   4.75% due 02/15/37.................................  1,250,000   1,313,673
   5.00% due 05/15/37.................................    561,000     613,024
                                                                  -----------
                                                                    3,140,550
                                                                  -----------
 United States Treasury Notes -- 5.9%
   2.13% due 01/31/10.................................  2,000,000   1,998,282
   2.75% due 02/28/13.................................    105,000     103,917
   3.38% due 07/31/13.................................    449,000     455,139
   3.50% due 02/15/18.................................    234,000     229,284
   3.63% due 01/15/10.................................    538,000     549,012
   3.63% due 12/31/12.................................  2,400,000   2,465,062
   3.88% due 05/15/18.................................     57,000      57,334
   4.00% due 06/15/09.................................  2,810,000   2,851,051
   4.00% due 02/15/15.................................  1,500,000   1,567,266
   4.00% due 08/15/18.................................    136,000     138,072
   4.25% due 01/15/11.................................  1,000,000   1,043,203
   4.25% due 08/15/15.................................     90,000      95,056
   4.25% due 11/15/17.................................  2,292,000   2,382,248
   4.50% due 11/15/15.................................  2,036,000   2,179,316
   4.50% due 02/15/16.................................  1,502,000   1,603,502
   4.63% due 11/15/16.................................    130,000     139,252
   4.63% due 02/15/17.................................    875,000     935,156
   4.88% due 04/30/11.................................  1,700,000   1,803,460
   6.50% due 02/15/10.................................    300,000     318,703
                                                                  -----------
                                                                   20,914,315
                                                                  -----------
 Total U.S. Government Treasuries
    (cost $23,772,146)................................             24,054,865
                                                                  -----------
 COMMON STOCK -- 0.6%
 Casino Services -- 0.0%
   Shreveport Gaming Holdings, Inc.+(6)(7)(8).........      1,280      24,717
                                                                  -----------
 Cellular Telecom -- 0.1%
   iPCS, Inc.+(7)(8)..................................     27,658     553,160
                                                                  -----------
 Food - Misc. -- 0.0%
   Wornick Co.+(7)....................................      1,722      86,100
                                                                  -----------
 Independent Power Producers -- 0.0%
   Calpine Corp.+.....................................      1,763      31,734
   Mirant Corp.+......................................        902      26,681
                                                                  -----------
                                                                       58,415
                                                                  -----------
 Medical - Hospitals -- 0.1%
   MedCath Corp.+.....................................     12,915     274,702
                                                                  -----------
 Medical - Outpatient/Home Medical -- 0.0%
   Critical Care Systems International, Inc.(6)(7)(8).      5,372          53
                                                                  -----------
 Oil Companies - Exploration & Production -- 0.3%
   EXCO Resources, Inc.+..............................     41,578   1,100,986
   Transmeridian Exploration, Inc.+...................      1,852         630
                                                                  -----------
                                                                    1,101,616
                                                                  -----------
 Oil - Field Services -- 0.1%
   Trico Marine Services, Inc.+.......................      8,393     199,334
                                                                  -----------
 Retail - Music Store -- 0.0%
   MTS, Inc.+(6)(7)(8)................................      3,863           0
                                                                  -----------
 Total Common Stock
    (cost $2,022,826).................................              2,298,097
                                                                  -----------
 PREFERRED STOCK -- 0.4%
 Banks - Commercial -- 0.1%
   CoBank ACB
    11.00%*...........................................      5,396     269,978
                                                                  -----------
 Banks - Money Center -- 0.1%
   Santander Finance Preferred SA
    4.00%(5)..........................................     11,600     160,660
                                                                  -----------
 Banks - Super Regional -- 0.0%
   Wachovia Capital Trust IX
    6.38%.............................................      4,350      63,249
                                                                  -----------

                                                             Shares/
                                                            Principal  Market Value
                  Security Description                      Amount(1)    (Note 2)

-----------------------------------------------------------------------------------
Diversified Financial Services -- 0.1%
  General Electric Capital Corp.
   8.00%(15)..............................................     12,000  $    279,000
                                                                       ------------
Medical - Generic Drugs -- 0.1%
  Mylan, Inc.
   6.50%..................................................        332       299,172
                                                                       ------------
Oil Companies - Exploration & Production -- 0.0%
  Transmeridian Exploration, Inc.
   15.0%(6)(10)...........................................      1,303        91,210
                                                                       ------------
Special Purpose Entity -- 0.0%
  Structured Repackaged Asset-Backed Trust Securities
   3.00%(5)...............................................      9,200       158,148
                                                                       ------------
U.S. Government Agencies -- 0.0%
  Federal Home Loan Mtg. Corp.
   8.38%(5)...............................................      5,100        71,655
                                                                       ------------
Total Preferred Stock
   (cost $1,709,015)......................................                1,393,072
                                                                       ------------
WARRANTS -- 0.0%
Oil Companies - Exploration & Production -- 0.0%
  Transmeridian Exploration, Inc.
   Expires 12/15/10
   (strike price $4.31)+(6)
   (cost $18,990).........................................      6,905            69
                                                                       ------------
Total Long-Term Investment Securities
   (cost $352,210,848)....................................              336,847,874
                                                                       ------------
REPURCHASE AGREEMENT -- 3.1%
  Agreement with State Street Bank & Trust Co., bearing
   interest at 1.58%, dated 08/29/08, to be repurchased
   09/02/08 in the amount of $10,845,904 and
   collateralized by Federal National Mtg. Assoc. Notes,
   bearing interest at 4.12%, due 05/06/13 and having an
   approximate value of $11,174,058
   (cost $10,844,000)..................................... 10,844,000    10,844,000
                                                                       ------------
TOTAL INVESTMENTS
   (cost $363,054,848)(20)................................       98.0%  347,691,874
Other assets less liabilities.............................        2.0     7,203,583
                                                           ----------  ------------
NET ASSETS --                                                   100.0% $354,895,457
                                                           ==========  ============

--------
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At August 31, 2008, the aggregate value of these securities was $37,326,871 representing 10.5% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
+  Non-income producing security
(1)Denominated in United States dollars unless otherwise indicated.
(2)Commercial Mortgaged Backed Security
(3)Collateralized Mortgage Obligation
(4)Variable Rate Security--the rate reflected is as of August 31, 2008, maturity date reflects the stated maturity date.
(5)Floating rate security where the rate fluctuates. The rate moves up or down at each reset date. The rate reflected is as of August 31, 2008.
(6)Fair valued security; see Note 2
(7)To the extent permitted by the Statement of Additional Information, the Strategic Bond Fund may invest in restricted securities. The Fund has no right to demand registration of these securities. The securities are valued pursuant to Note 2. Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. As of August 31, 2008, the Strategic Bond Fund held the following restricted securities:

AIG Retirement Company II Strategic Bond Fund
PORTFOLIO OF INVESTMENTS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------

                                     Principal                       Market   Value as a
                         Acquisition  Amount/  Acquisition  Market    Value      % of
         Name               Date      Shares      Cost      Value   Per Share Net Assets
------------------------ ----------- --------- ----------- -------- --------- ----------
AMC Entertainment
 Holdings Inc.
 7.78% due 06/15/12.....  06/08/07   $200,000   $195,000
  Loan Agreement........  09/17/07      5,525      5,525
                          12/20/07      5,507      5,507
                          03/26/08      5,330      6,262
                          06/08/23      4,266      4,513
                                     --------   --------
                                     $220,628    216,807   $165,471  $75.00      0.05%
                                     --------   --------
Critical Care Systems
 International, Inc.
  Common Stock..........  06/17/04        635      5,490
                          11/09/04      4,737     35,231
                                     --------   --------
                                        5,372     40,721         53    0.01      0.00
                                     --------   --------
ICO North America, Inc.
  Notes
 7.50% due 08/15/09.....  08/11/05   $125,000    125,000
                          02/15/08      5,000      5,000
                                     --------   --------
                                      130,000    130,000    104,000   80.00      0.03
                                     --------   --------
iPCS, Inc.
  Common Stock..........  08/12/04     27,658    419,580    553,160   20.00      0.15
MTS, Inc.
  Senior Notes
 10.00% due
 03/15/09...............  03/16/04   $ 13,636     49,087
                          09/03/04        681        681
                          03/19/05        715        143
                          09/04/05        751        195
                          03/04/06        789        205
                                     --------   --------
                                     $ 16,572     50,311        829    5.00      0.00
                                     --------   --------
MTS, Inc.
  Common Stock..........  03/16/04      3,863          0          0    0.00      0.00
Shreveport Gaming
 Holdings, Inc..........  07/21/05        257      5,919
  Common Stock..........  07/29/05      1,023     23,550
                                     --------   --------
                                        1,280     29,469     24,717   19.31      0.01
                                     --------   --------
Southern Energy, Inc.
  Notes
 7.90% due 07/15/09.....  01/10/06   $725,000          0          0    0.00      0.00

                                  Principal                          Market   Value as a
                      Acquisition  Amount/   Acquisition   Market     Value      % of
        Name             Date      Shares       Cost       Value    Per Share Net Assets
--------------------- ----------- ---------- ----------- ---------- --------- ----------
Wind Acquisitions
 Holdings Finance SA
 10.04% due to
 12/21/11
 Loan Agreement......  03/15/07   $  103,153    107,628
                       03/19/07      103,153    103,150
                       06/21/07      103,187    104,446
                       07/18/07        3,287      3,443
                       07/18/07        3,288      3,288
                       10/31/07       10,185     10,185
                       10/31/07      200,000    201,908
                       10/31/07      500,000    501,159
                       01/31/08       32,674     32,674
                       04/30/08       29,983     23,393
                       08/08/08       27,481     27,331
                                  ----------  ---------
                                  $1,116,391  1,118,605   1,052,198   94.25      0.30
                                  ----------  ---------
Wornick Co.
 Common Stock........  08/08/08        1,722    225,265      86,100   50.00      0.02
                                                         ----------              ----
                                                         $1,986,528              0.56%
                                                         ==========              ====

(8)Illiquid security
(9)"Step-up" security where the rate increases ("steps-up") at a predetermined rate. Rate shown reflects the increased rate.
(10)PIK ("Payment-in-Kind") security. Bond or preferred stock that pays interest/dividends in the form of additional bonds or preferred stocks.
(11)Perpetual maturity -- maturity date reflects the next call date.
(12)Bond in default
(13)Company has filed Chapter 11 bankruptcy protection.
(14)Company has filed Chapter 7 bankruptcy.
(15)"Step-up" security where the rate increases ("steps-up") at a predetermined rate. Rate shown reflects the stated rate.
(16)Bond is in default and did not pay principal at maturity
(17)The Fund invests in Senior Loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major United States banks, or the certificate of deposit rate. Senior Loans are generally considered to be restrictive in that the Fund is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.
(18)Senior Loans in the Fund's Portfolio are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.
(19)Subsequent to August 31, 2008, the company has filed for Chapter 11 bankruptcy protection and is in default.
(20)See Note 5 for cost of investments on a tax basis.
(21)Income may be received in cash or additional shares at the discretion of the issuer.
(22)Company has filed bankruptcy in country of issuance.

              Open Forward Foreign Currency Contracts
              ---------------------------------------------------------
                                                             Gross
               Contract to      In Exchange    Delivery    Unrealized
                 Deliver            For          Date     Appreciation
              ---------------------------------------------------------
              *AUD 3,800,000   USD 3,437,100   11/07/08     $201,066
                                                            ========

              ---------------------------------------------------------
                                                             Gross
               Contract to      In Exchange    Delivery    Unrealized
                 Deliver            For          Date    (Depreciation)
              ---------------------------------------------------------
              *USD 3,284,720   AUD 3,800,000   11/07/08     $(48,686)
                                                            ========
              Net Unrealized Appreciation (Depreciation)    $152,380
                                                            ========

--------
* Represents partially offsetting forward foreign currency contracts, that to the extent they are offset, do not have additional market risk, but have continued counterparty settlement risk.

Currency Legend

AUD--Australian Dollar    COP--Colombian Peso       HUF--Hungarian Forint     NOK--Norwegian Krone      ZAR--South African Rand
BRL--Brazillian Real      DKK--Danish Krone         JPY--Japanese Yen         SEK--Swedish Krona
CHF--Swiss Franc          EUR--Euro Dollar          MXN--Mexican Peso         USD--United States Dollar

See Notes to Financial Statements

AIG Retirement Company II
STATEMENTS OF ASSETS & LIABILITIES -- August 31, 2008
--------------------------------------------------------------------------------

                                                                         AGGRESSIVE                     CONSERVATIVE
                                                                           GROWTH         CAPITAL          GROWTH
                                                                         LIFESTYLE      APPRECIATION     LIFESTYLE
                                                                            FUND            FUND            FUND
-----------------------------------------------------------------------------------------------------------------------
ASSETS:
Long-term investment securities, at market value (unaffiliated)*...... $            -  $   89,287,785  $            -
Long-term investment securities, at market value (affiliated)*........     89,417,999               -      56,927,682
Short-term investment securities, at market value (unaffiliated)*.....              -       1,435,000               -
Short-term investment securities, at market value (affiliated)*.......      2,198,796               -       1,639,884
Repurchase agreements (cost equals market value)......................              -               -               -
                                                                       --------------  --------------  --------------
Total Investments.....................................................     91,616,795      90,722,785      58,567,566
                                                                       --------------  --------------  --------------
Cash..................................................................              -             663               -
Foreign cash*.........................................................              -               -               -
Receivable for:
   Trust shares sold..................................................         70,839         616,460          45,927
   Dividends and interest.............................................              -          58,667               -
   Investments sold...................................................        296,399               -         117,428
Prepaid expenses and other assets.....................................          4,561           7,339           4,295
Due from investment adviser for expense reimbursements/fee waivers....         31,528          31,587          25,136
Unrealized appreciation on forward foreign currency contracts.........              -               -               -
                                                                       --------------  --------------  --------------
TOTAL ASSETS..........................................................     92,020,122      91,437,501      58,760,352
                                                                       --------------  --------------  --------------
LIABILITIES:
Payable for:
   Trust shares reacquired............................................         44,364          13,143           5,980
   Investments purchased..............................................        322,874       1,437,690         157,376
   Investment advisory and management fees............................          7,731          41,402           4,916
   Shareholder services...............................................              -          18,819               -
   Administrative service fee.........................................              -           5,269               -
   Transfer agent fees and expenses...................................            222             393             215
   Trustees' fees and expenses........................................         73,451          75,046          63,563
   Other accrued expenses.............................................         44,235          71,387          42,422
Variation margin on futures contracts.................................              -               -               -
Due to custodian......................................................         63,353               -          40,806
Unrealized depreciation on forward foreign currency contracts.........              -               -               -
                                                                       --------------  --------------  --------------
TOTAL LIABILITIES.....................................................        556,230       1,663,149         315,278
                                                                       --------------  --------------  --------------
NET ASSETS............................................................ $   91,463,892  $   89,774,352  $   58,445,074
                                                                       ==============  ==============  ==============
NET ASSETS REPRESENTED BY:
Trust shares at par value of $0.01 per share.......................... $       86,031  $       87,632  $       57,146
Additional paid in capital............................................     94,788,299      91,009,101      59,153,149
Accumulated undistributed net investment income (loss)................      1,859,873          (8,350)      1,376,637
Accumulated undistributed net realized gain (loss) on investments, futures contracts, securities sold short foreign exchange
 transactions and capital gains distributions received from
 underlying funds.....................................................         49,469     (10,406,358)       (857,958)
Unrealized appreciation (depreciation) on investments.................     (5,319,780)      9,092,327      (1,283,900)
Unrealized appreciation (depreciation) on futures contracts and
 options contracts....................................................              -               -               -
Unrealized foreign exchange gain (loss) on other assets and
 liabilities..........................................................              -               -               -
Accrued capital gains tax on unrealized appreciation (depreciation)...              -               -               -
                                                                       --------------  --------------  --------------
   NET ASSETS......................................................... $   91,463,892  $   89,774,352  $   58,445,074
                                                                       ==============  ==============  ==============
SHARES OF BENEFICIAL INTEREST:
   Authorized (Par value $0.01 per share).............................  1,000,000,000   1,000,000,000   1,000,000,000
   Outstanding........................................................      8,603,066       8,763,230       5,714,642
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE........... $        10.63  $        10.24  $        10.23
                                                                       ==============  ==============  ==============
--------
*Cost
   Long-term investment securities (unaffiliated)..................... $            -  $   80,195,458  $            -
                                                                       ==============  ==============  ==============
   Long-term investment securities (affiliated)....................... $   94,737,779  $            -  $   58,211,582
                                                                       ==============  ==============  ==============
   Short-term investment securities (unaffiliated).................... $            -  $    1,435,000  $            -
                                                                       ==============  ==============  ==============
   Short-term investment securities (affiliated)...................... $    2,198,796  $            -  $    1,639,884
                                                                       ==============  ==============  ==============
   Foreign Cash....................................................... $            -  $            -  $            -
                                                                       ==============  ==============  ==============

                                                                                                        INTERNATIONAL
                                                                          CORE BOND      HIGH YIELD       SMALL CAP
                                                                            FUND         BOND FUND         EQUITY
----------------------------------------------------------------------------------------------------------------------
ASSETS:
Long-term investment securities, at market value (unaffiliated)*...... $  201,619,551  $  191,961,854  $  604,920,320
Long-term investment securities, at market value (affiliated)*........              -               -               -
Short-term investment securities, at market value (unaffiliated)*.....              -               -      19,273,000
Short-term investment securities, at market value (affiliated)*.......              -               -               -
Repurchase agreements (cost equals market value)......................      5,981,000      10,380,000               -
                                                                       --------------  --------------  --------------
Total Investments.....................................................    207,600,551     202,341,854     624,193,320
                                                                       --------------  --------------  --------------
Cash..................................................................            867         562,019             339
Foreign cash*.........................................................              -          31,037       1,037,879
Receivable for:
   Trust shares sold..................................................        225,524         151,525         667,236
   Dividends and interest.............................................      2,234,160       4,645,157         819,921
   Investments sold...................................................        889,294         726,855         505,587
Prepaid expenses and other assets.....................................          8,124          27,882         126,920
Due from investment adviser for expense reimbursements/fee waivers....         92,396          73,780         331,569
Unrealized appreciation on forward foreign currency contracts.........              -               -               -
                                                                       --------------  --------------  --------------
TOTAL ASSETS..........................................................    211,050,916     208,560,109     627,682,771
                                                                       --------------  --------------  --------------
LIABILITIES:
Payable for:
   Trust shares reacquired............................................        147,692          62,808          78,572
   Investments purchased..............................................      1,467,218       1,418,482               -
   Investment advisory and management fees............................         87,468         121,514         431,141
   Shareholder services...............................................         43,888          43,573         132,084
   Administrative service fee.........................................         12,289          12,200          36,983
   Transfer agent fees and expenses...................................            390             391             333
   Trustees' fees and expenses........................................        161,533         123,234         283,730
   Other accrued expenses.............................................         78,569          65,799         368,808
Variation margin on futures contracts.................................              -               -               -
Due to custodian......................................................              -               -               -
Unrealized depreciation on forward foreign currency contracts.........              -               -               -
                                                                       --------------  --------------  --------------
TOTAL LIABILITIES.....................................................      1,999,047       1,848,001       1,331,651
                                                                       --------------  --------------  --------------
NET ASSETS............................................................ $  209,051,869  $  206,712,108     626,351,120
                                                                       ==============  ==============  ==============
NET ASSETS REPRESENTED BY:
Trust shares at par value of $0.01 per share.......................... $      207,306  $      245,159  $      429,566
Additional paid in capital............................................    208,177,179     216,496,860     692,708,751
Accumulated undistributed net investment income (loss)................     11,099,829      16,579,000       7,041,614
Accumulated undistributed net realized gain (loss) on investments, futures contracts, securities sold short foreign exchange
 transactions and capital gains distributions received from
 underlying funds.....................................................     (2,999,466)     (5,823,744)    (28,309,021)
Unrealized appreciation (depreciation) on investments.................     (7,432,979)    (20,788,747)    (45,458,542)
Unrealized appreciation (depreciation) on futures contracts and
 options contracts....................................................              -               -               -
Unrealized foreign exchange gain (loss) on other assets and
 liabilities..........................................................              -           3,580         (57,211)
Accrued capital gains tax on unrealized appreciation (depreciation)...              -               -          (4,037)
                                                                       --------------  --------------  --------------
   NET ASSETS......................................................... $  209,051,869  $  206,712,108  $  626,351,120
                                                                       ==============  ==============  ==============
SHARES OF BENEFICIAL INTEREST:
   Authorized (Par value $0.01 per share).............................  1,000,000,000   1,000,000,000   1,000,000,000
   Outstanding........................................................     20,730,557      24,515,863      42,956,623
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE........... $        10.08  $         8.43  $        14.58
                                                                       ==============  ==============  ==============
--------
*Cost
   Long-term investment securities (unaffiliated)..................... $  209,052,530  $  212,750,601  $  650,378,862
                                                                       ==============  ==============  ==============
   Long-term investment securities (affiliated)....................... $            -  $            -  $            -
                                                                       ==============  ==============  ==============
   Short-term investment securities (unaffiliated).................... $            -  $            -  $   19,273,000
                                                                       ==============  ==============  ==============
   Short-term investment securities (affiliated)...................... $            -  $            -  $            -
                                                                       ==============  ==============  ==============
   Foreign Cash....................................................... $            -  $       27,457  $    1,064,906
                                                                       ==============  ==============  ==============

See Notes to Financial Statements

AIG Retirement Company II
STATEMENTS OF ASSETS & LIABILITIES -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                                         LARGE CAP         MID CAP        MID CAP
                                                                         VALUE FUND      GROWTH FUND     VALUE FUND
-----------------------------------------------------------------------------------------------------------------------
ASSETS:
Long-term investment securities, at market value (unaffiliated)*...... $  303,998,026  $  203,253,401  $  601,010,103
Long-term investment securities, at market value (affiliated)*........              -               -               -
Short-term investment securities, at market value (unaffiliated)*.....      4,022,638               -       8,928,000
Short-term investment securities, at market value (affiliated)*.......              -               -               -
Repurchase agreements (cost equals market value)......................              -      11,278,000       7,668,000
                                                                       --------------  --------------  --------------
Total Investments.....................................................    308,020,664     214,531,401     617,606,103
                                                                       --------------  --------------  --------------
Cash..................................................................             17             975           1,205
Foreign cash*.........................................................              -              51              36
Receivable for:
   Trust shares sold..................................................        376,914         141,538         571,851
   Dividends and interest.............................................        651,206          65,943         750,352
   Investments sold...................................................              -       5,373,176       1,637,027
Prepaid expenses and other assets.....................................         12,821          12,044          19,173
Due from investment adviser for expense reimbursements/fee waivers....        118,821          84,005         134,168
Unrealized appreciation on forward foreign currency contracts.........              -               -               -
                                                                       --------------  --------------  --------------
TOTAL ASSETS..........................................................    309,180,443     220,209,133     620,719,915
                                                                       --------------  --------------  --------------
LIABILITIES:
Payable for:
   Trust shares reacquired............................................         51,160          58,924         143,259
   Investments purchased..............................................              -       5,649,465       1,402,754
   Investment advisory and management fees............................        128,823         132,431         368,026
   Shareholder services...............................................         64,411          45,028         129,640
   Administrative service fee.........................................         18,035          12,608          36,299
   Transfer agent fees and expenses...................................            328             332             525
   Trustees' fees and expenses........................................        192,072          97,971         388,754
   Other accrued expenses.............................................         90,249          11,848         100,600
Variation margin on futures contracts.................................              -               -               -
Due to custodian......................................................              -               -               -
Unrealized depreciation on forward foreign currency contracts.........              -               -               -
                                                                       --------------  --------------  --------------
TOTAL LIABILITIES.....................................................        545,078       6,008,607       2,569,857
                                                                       --------------  --------------  --------------
NET ASSETS............................................................ $  308,635,365  $  214,200,526  $  618,150,058
                                                                       ==============  ==============  ==============
NET ASSETS REPRESENTED BY:
Trust shares at par value of $0.01 per share.......................... $      246,748  $      288,734  $      403,723
Additional paid in capital............................................    352,600,141     220,518,766     649,537,029
Accumulated undistributed net investment income (loss)................      5,158,193         (77,308)      2,133,327
Accumulated undistributed net realized gain (loss) on investments, futures contracts, securities sold short foreign exchange
 transactions and capital gains distributions received from
 underlying funds.....................................................    (38,453,874)    (13,170,437)    (16,581,850)
Unrealized appreciation (depreciation) on investments.................    (10,915,843)      6,640,775     (17,344,218)
Unrealized appreciation (depreciation) on futures contracts and
 options contracts....................................................              -               -               -
Unrealized foreign exchange gain (loss) on other assets and
 liabilities..........................................................              -              (4)          2,047
Accrued capital gains tax on unrealized appreciation (depreciation)...              -               -               -
                                                                       --------------  --------------  --------------
   NET ASSETS......................................................... $  308,635,365  $  214,200,526  $  618,150,058
                                                                       ==============  ==============  ==============
SHARES OF BENEFICIAL INTEREST:
   Authorized (Par value $0.01 per share).............................  1,000,000,000   1,000,000,000   1,000,000,000
   Outstanding........................................................     24,674,760      28,873,399      40,372,250
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE........... $        12.51  $         7.42  $        15.31
                                                                       ==============  ==============  ==============
--------
*Cost
   Long-term investment securities (unaffiliated)..................... $  314,913,869  $  196,612,626  $  618,354,321
                                                                       ==============  ==============  ==============
   Long-term investment securities (affiliated)....................... $            -  $            -  $            -
                                                                       ==============  ==============  ==============
   Short-term investment securities (unaffiliated).................... $    4,022,638  $            -  $    8,928,000
                                                                       ==============  ==============  ==============
   Short-term investment securities (affiliated)...................... $            -  $            -  $            -
                                                                       ==============  ==============  ==============
   Foreign Cash....................................................... $            -  $           55  $           36
                                                                       ==============  ==============  ==============

                                                                          MODERATE
                                                                           GROWTH      MONEY MARKET II
                                                                       LIFESTYLE FUND       FUND
------------------------------------------------------------------------------------------------------
ASSETS:
Long-term investment securities, at market value (unaffiliated)*...... $            -  $            -
Long-term investment securities, at market value (affiliated)*........    141,129,578               -
Short-term investment securities, at market value (unaffiliated)*.....              -     309,113,460
Short-term investment securities, at market value (affiliated)*.......      4,816,042               -
Repurchase agreements (cost equals market value)......................              -      19,044,000
                                                                       --------------  --------------
Total Investments.....................................................    145,945,620     328,157,460
                                                                       --------------  --------------
Cash..................................................................              -             239
Foreign cash*.........................................................              -               -
Receivable for:
   Trust shares sold..................................................        573,656       1,217,197
   Dividends and interest.............................................              -       1,170,898
   Investments sold...................................................        140,391               -
Prepaid expenses and other assets.....................................          5,460           9,328
Due from investment adviser for expense reimbursements/fee waivers....         43,393         142,512
Unrealized appreciation on forward foreign currency contracts.........              -               -
                                                                       --------------  --------------
TOTAL ASSETS..........................................................    146,708,520     330,697,634
                                                                       --------------  --------------
LIABILITIES:
Payable for:
   Trust shares reacquired............................................         28,812       1,080,572
   Investments purchased..............................................        685,235               -
   Investment advisory and management fees............................         12,175          70,209
   Shareholder services...............................................              -          70,210
   Administrative service fee.........................................              -          19,659
   Transfer agent fees and expenses...................................            222             145
   Trustees' fees and expenses........................................        126,221         199,734
   Other accrued expenses.............................................         47,489          44,953
Variation margin on futures contracts.................................              -               -
Due to custodian......................................................        103,149               -
Unrealized depreciation on forward foreign currency contracts.........              -               -
                                                                       --------------  --------------
TOTAL LIABILITIES.....................................................      1,003,303       1,485,482
                                                                       --------------  --------------
NET ASSETS............................................................ $  145,705,217  $  329,212,152
                                                                       ==============  ==============
NET ASSETS REPRESENTED BY:
Trust shares at par value of $0.01 per share.......................... $      127,834  $    3,299,219
Additional paid in capital............................................    148,550,894     326,619,999
Accumulated undistributed net investment income (loss)................      3,194,917           2,935
Accumulated undistributed net realized gain (loss) on investments, futures contracts, securities sold short foreign exchange
 transactions and capital gains distributions received from
 underlying funds.....................................................       (451,742)       (710,001)
Unrealized appreciation (depreciation) on investments.................     (5,716,686)              -
Unrealized appreciation (depreciation) on futures contracts and
 options contracts....................................................              -               -
Unrealized foreign exchange gain (loss) on other assets and
 liabilities..........................................................              -               -
Accrued capital gains tax on unrealized appreciation (depreciation)...              -               -
                                                                       --------------  --------------
   NET ASSETS......................................................... $  145,705,217  $  329,212,152
                                                                       ==============  ==============
SHARES OF BENEFICIAL INTEREST:
   Authorized (Par value $0.01 per share).............................  1,000,000,000   1,000,000,000
   Outstanding........................................................     12,783,372     329,921,940
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE........... $        11.40  $         1.00
                                                                       ==============  ==============
--------
*Cost
   Long-term investment securities (unaffiliated)..................... $            -  $            -
                                                                       ==============  ==============
   Long-term investment securities (affiliated)....................... $  146,846,264  $            -
                                                                       ==============  ==============
   Short-term investment securities (unaffiliated).................... $            -  $  309,113,460
                                                                       ==============  ==============
   Short-term investment securities (affiliated)...................... $    4,816,042  $            -
                                                                       ==============  ==============
   Foreign Cash....................................................... $            -  $            -
                                                                       ==============  ==============

See Notes to Financial Statements

AIG Retirement Company II
STATEMENTS OF ASSETS & LIABILITIES -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------

                                                                                              SMALL CAP       SMALL CAP
                                                                                               GROWTH           VALUE
                                                                                                FUND            FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
Long-term investment securities, at market value (unaffiliated)*.......................... $   46,467,804  $  294,181,272
Long-term investment securities, at market value (affiliated)*............................              -               -
Short-term investment securities, at market value (unaffiliated)*.........................      1,507,000               -
Short-term investment securities, at market value (affiliated)*...........................              -               -
Repurchase agreements (cost equals market value)..........................................              -      12,679,000
                                                                                           --------------  --------------
Total Investments.........................................................................     47,974,804     306,860,272
                                                                                           --------------  --------------
Cash......................................................................................         98,185               -
Foreign cash*.............................................................................              -               -
Receivable for:
   Trust shares sold......................................................................         63,184         554,175
   Dividends and interest.................................................................          4,167         494,049
   Investments sold.......................................................................        353,172       1,232,444
Prepaid expenses and other assets.........................................................          6,716           8,646
Due from investment adviser for expense reimbursements/fee waivers........................         23,561          95,101
Unrealized appreciation on forward foreign currency contracts.............................              -               -
                                                                                           --------------  --------------
TOTAL ASSETS..............................................................................     48,523,789     309,244,687
                                                                                           --------------  --------------
LIABILITIES:
Payable for:
   Trust shares reacquired................................................................          8,459          58,825
   Investments purchased..................................................................        282,213       1,324,300
   Investment advisory and management fees................................................         34,189         169,151
   Shareholder services...................................................................         10,056          63,429
   Administrative service fee.............................................................          2,815          17,760
   Transfer agent fees and expenses.......................................................            389             333
   Trustees' fees and expenses............................................................         71,127         165,135
   Other accrued expenses.................................................................         53,644         106,754
Variation margin on futures contracts.....................................................              -          86,700
Due to custodian..........................................................................              -         895,443
Unrealized depreciation on forward foreign currency contracts.............................              -               -
                                                                                           --------------  --------------
TOTAL LIABILITIES.........................................................................        462,892       2,887,830
                                                                                           --------------  --------------
NET ASSETS................................................................................ $   48,060,897  $  306,356,857
                                                                                           ==============  ==============
NET ASSETS REPRESENTED BY:
Trust shares at par value of $0.01 per share.............................................. $       41,946  $      222,741
Additional paid in capital................................................................     51,765,132     313,161,379
Accumulated undistributed net investment income (loss)....................................        (68,219)      2,635,052
Accumulated undistributed net realized gain (loss) on investments, futures contracts, securities sold short foreign exchange transactions and capital gains distributions
 received from underlying funds...........................................................     (1,196,786)     13,035,707
Unrealized appreciation (depreciation) on investments.....................................     (2,481,176)    (23,248,306)
Unrealized appreciation (depreciation) on futures contracts and options contracts.........              -         550,284
Unrealized foreign exchange gain (loss) on other assets and liabilities...................              -               -
Accrued capital gains tax on unrealized appreciation (depreciation).......................              -               -
                                                                                           --------------  --------------
   NET ASSETS............................................................................. $   48,060,897  $  306,356,857
                                                                                           ==============  ==============
SHARES OF BENEFICIAL INTEREST:
   Authorized (Par value $0.01 per share).................................................  1,000,000,000   1,000,000,000
   Outstanding............................................................................      4,194,638      22,274,146
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE............................... $        11.46  $        13.75
                                                                                           ==============  ==============
--------
*Cost
   Long-term investment securities (unaffiliated)......................................... $   48,948,980  $  317,429,578
                                                                                           ==============  ==============
   Long-term investment securities (affiliated)........................................... $            -  $            -
                                                                                           ==============  ==============
   Short-term investment securities (unaffiliated)........................................ $    1,507,000  $            -
                                                                                           ==============  ==============
   Short-term investment securities (affiliated).......................................... $            -  $            -
                                                                                           ==============  ==============
   Foreign Cash........................................................................... $            -  $            -
                                                                                           ==============  ==============

                                                                                              SOCIALLY        STRATEGIC
                                                                                             RESPONSIBLE        BOND
                                                                                                FUND            FUND
--------------------------------------------------------------------------------------------------------------------------
ASSETS:
Long-term investment securities, at market value (unaffiliated)*.......................... $  871,567,653  $  336,847,874
Long-term investment securities, at market value (affiliated)*............................              -               -
Short-term investment securities, at market value (unaffiliated)*.........................     37,710,361               -
Short-term investment securities, at market value (affiliated)*...........................              -               -
Repurchase agreements (cost equals market value)..........................................      2,652,000      10,844,000
                                                                                           --------------  --------------
Total Investments.........................................................................    911,930,014     347,691,874
                                                                                           --------------  --------------
Cash......................................................................................            402             321
Foreign cash*.............................................................................              -       1,894,400
Receivable for:
   Trust shares sold......................................................................        850,484         375,823
   Dividends and interest.................................................................      1,180,636       5,971,292
   Investments sold.......................................................................              -       1,693,733
Prepaid expenses and other assets.........................................................        171,983           7,984
Due from investment adviser for expense reimbursements/fee waivers........................        335,560          96,978
Unrealized appreciation on forward foreign currency contracts.............................              -         201,066
                                                                                           --------------  --------------
TOTAL ASSETS..............................................................................    914,469,079     357,933,471
                                                                                           --------------  --------------
LIABILITIES:
Payable for:
   Trust shares reacquired................................................................        164,809         122,241
   Investments purchased..................................................................              -       2,304,041
   Investment advisory and management fees................................................        191,817         166,942
   Shareholder services...................................................................        191,817          75,001
   Administrative service fee.............................................................         53,709          21,000
   Transfer agent fees and expenses.......................................................            303             240
   Trustees' fees and expenses............................................................        316,242         181,823
   Other accrued expenses.................................................................         66,573         118,040
Variation margin on futures contracts.....................................................        491,725               -
Due to custodian..........................................................................              -               -
Unrealized depreciation on forward foreign currency contracts.............................              -          48,686
                                                                                           --------------  --------------
TOTAL LIABILITIES.........................................................................      1,476,995       3,038,014
                                                                                           --------------  --------------
NET ASSETS................................................................................ $  912,992,084  $  354,895,457
                                                                                           ==============  ==============
NET ASSETS REPRESENTED BY:
Trust shares at par value of $0.01 per share.............................................. $      801,273  $      319,633
Additional paid in capital................................................................  1,012,019,005     350,415,640
Accumulated undistributed net investment income (loss)....................................     13,972,523      23,731,037
Accumulated undistributed net realized gain (loss) on investments, futures contracts, securities sold short foreign exchange transactions and capital gains distributions
 received from underlying funds...........................................................    (81,856,487)     (4,228,216)
Unrealized appreciation (depreciation) on investments.....................................    (31,787,367)    (15,362,974)
Unrealized appreciation (depreciation) on futures contracts and options contracts.........       (156,863)              -
Unrealized foreign exchange gain (loss) on other assets and liabilities...................              -          20,337
Accrued capital gains tax on unrealized appreciation (depreciation).......................              -               -
                                                                                           --------------  --------------
   NET ASSETS............................................................................. $  912,992,084  $  354,895,457
                                                                                           ==============  ==============
SHARES OF BENEFICIAL INTEREST:
   Authorized (Par value $0.01 per share).................................................  1,000,000,000   1,000,000,000
   Outstanding............................................................................     80,127,331      31,963,269
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE............................... $        11.39  $        11.10
                                                                                           ==============  ==============
--------
*Cost
   Long-term investment securities (unaffiliated)......................................... $  903,355,020  $  352,210,848
                                                                                           ==============  ==============
   Long-term investment securities (affiliated)........................................... $            -  $            -
                                                                                           ==============  ==============
   Short-term investment securities (unaffiliated)........................................ $   37,710,361  $            -
                                                                                           ==============  ==============
   Short-term investment securities (affiliated).......................................... $            -  $            -
                                                                                           ==============  ==============
   Foreign Cash........................................................................... $            -  $    2,001,052
                                                                                           ==============  ==============

See Notes to Financial Statements

AIG Retirement Company II
STATEMENTS OF OPERATIONS -- August 31, 2008
--------------------------------------------------------------------------------


                                                                                                         AGGRESSIVE
                                                                                                           GROWTH
                                                                                                         LIFESTYLE
                                                                                                            FUND
----------------------------------------------------------------------------------------------------------------------
INCOME:
Dividends (unaffiliated)............................................................................... $          -
Dividends (affiliated).................................................................................    2,001,938
Interest (unaffiliated)................................................................................            -
Interest (affiliated)..................................................................................           18
                                                                                                        ------------
   Total investment income*............................................................................    2,001,956
                                                                                                        ------------
EXPENSES:
Investment advisory and management fees................................................................       89,112
Administrative service fee.............................................................................            -
Shareholder services...................................................................................            -
Transfer agent fees and expenses.......................................................................        1,239
Custodian fees.........................................................................................       15,868
Reports to shareholders................................................................................       23,121
Audit and tax fees.....................................................................................       22,652
Legal fees.............................................................................................        8,123
Trustees' fees and expenses............................................................................       35,626
Interest expense.......................................................................................            -
Other expenses.........................................................................................        6,382
                                                                                                        ------------
   Total expenses before fee waivers, expense reimbursements, and fees paid indirectly.................      202,123
                                                                                                        ------------
   Fees waived and expenses reimbursed by investment adviser (Note 3)..................................     (113,012)
   Fees paid indirectly (Note 7).......................................................................            -
                                                                                                        ------------
   Net expenses........................................................................................       89,111
                                                                                                        ------------
Net investment income (loss)...........................................................................    1,912,845
                                                                                                        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
  Net realized gain (loss) on investments (unaffiliated)**.............................................            -
  Net realized gain (loss) on investments (affiliated).................................................   (1,309,734)
  Net realized gain (loss) from capital gain distributions received from underlying funds (affiliated).    1,385,296
  Net realized gain (loss) on securities sold short....................................................            -
  Net realized gain (loss) on futures contracts........................................................            -
  Net realized foreign exchange gain (loss) on other assets and liabilities............................            -
                                                                                                        ------------
Net realized gain (loss) on investments and foreign currencies.........................................       75,562
                                                                                                        ------------
  Change in unrealized appreciation (depreciation) on investments (unaffiliated).......................            -
  Change in unrealized appreciation (depreciation) on investments (affiliated).........................  (10,620,104)
  Change in unrealized appreciation (depreciation) on futures contracts................................            -
  Change in unrealized foreign exchange gain (loss) on other assets and liabilities....................            -
  Change in accrued capital gains tax on unrealized appreciation (depreciation)........................            -
                                                                                                        ------------
Net unrealized gain (loss) on investments and foreign currencies.......................................  (10,620,104)
                                                                                                        ------------
Net realized and unrealized gain (loss) on investments and foreign currencies..........................  (10,544,542)
                                                                                                        ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................................ $ (8,631,697)
                                                                                                        ============
*Net of foreign withholding taxes on interest and dividends of......................................... $          -
                                                                                                        ------------
**Net of foreign withholding taxes on capital gains of................................................. $          -
                                                                                                        ------------

                                                                                                                     CONSERVATIVE
                                                                                                          CAPITAL       GROWTH
                                                                                                        APPRECIATION  LIFESTYLE
                                                                                                            FUND         FUND
----------------------------------------------------------------------------------------------------------------------------------
INCOME:
Dividends (unaffiliated)............................................................................... $   792,230  $         -
Dividends (affiliated).................................................................................           -    1,483,916
Interest (unaffiliated)................................................................................      63,199            -
Interest (affiliated)..................................................................................           -           24
                                                                                                        -----------  -----------
   Total investment income*............................................................................     855,429    1,483,940
                                                                                                        -----------  -----------
EXPENSES:
Investment advisory and management fees................................................................     523,571       55,427
Administrative service fee.............................................................................      66,636            -
Shareholder services...................................................................................     237,987            -
Transfer agent fees and expenses.......................................................................       2,126        1,306
Custodian fees.........................................................................................      14,965       15,624
Reports to shareholders................................................................................      25,049       15,328
Audit and tax fees.....................................................................................      28,539       28,640
Legal fees.............................................................................................       8,465        7,321
Trustees' fees and expenses............................................................................      37,995       21,914
Interest expense.......................................................................................       4,051            -
Other expenses.........................................................................................       7,793        6,738
                                                                                                        -----------  -----------
   Total expenses before fee waivers, expense reimbursements, and fees paid indirectly.................     957,177      152,298
                                                                                                        -----------  -----------
   Fees waived and expenses reimbursed by investment adviser (Note 3)..................................    (148,023)     (96,870)
   Fees paid indirectly (Note 7).......................................................................           -            -
                                                                                                        -----------  -----------
   Net expenses........................................................................................     809,154       55,428
                                                                                                        -----------  -----------
Net investment income (loss)...........................................................................      46,275    1,428,512
                                                                                                        -----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
  Net realized gain (loss) on investments (unaffiliated)**.............................................     547,946            -
  Net realized gain (loss) on investments (affiliated).................................................           -   (1,388,224)
  Net realized gain (loss) from capital gain distributions received from underlying funds (affiliated).           -      563,795
  Net realized gain (loss) on securities sold short....................................................           -            -
  Net realized gain (loss) on futures contracts........................................................           -            -
  Net realized foreign exchange gain (loss) on other assets and liabilities............................           -            -
                                                                                                        -----------  -----------
Net realized gain (loss) on investments and foreign currencies.........................................     547,946     (824,429)
                                                                                                        -----------  -----------
  Change in unrealized appreciation (depreciation) on investments (unaffiliated).......................  (6,137,877)           -
  Change in unrealized appreciation (depreciation) on investments (affiliated).........................           -   (3,199,506)
  Change in unrealized appreciation (depreciation) on futures contracts................................           -            -
  Change in unrealized foreign exchange gain (loss) on other assets and liabilities....................           -            -
  Change in accrued capital gains tax on unrealized appreciation (depreciation)........................           -            -
                                                                                                        -----------  -----------
Net unrealized gain (loss) on investments and foreign currencies.......................................  (6,137,877)  (3,199,506)
                                                                                                        -----------  -----------
Net realized and unrealized gain (loss) on investments and foreign currencies..........................  (5,589,931)  (4,023,935)
                                                                                                        -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................................ $(5,543,656) $(2,595,423)
                                                                                                        ===========  ===========
*Net of foreign withholding taxes on interest and dividends of......................................... $       585  $         -
                                                                                                        -----------  -----------
**Net of foreign withholding taxes on capital gains of................................................. $         -  $         -
                                                                                                        -----------  -----------

                                                                                                            CORE
                                                                                                            BOND
                                                                                                            FUND
---------------------------------------------------------------------------------------------------------------------
INCOME:
Dividends (unaffiliated)............................................................................... $    90,114
Dividends (affiliated).................................................................................           -
Interest (unaffiliated)................................................................................  12,833,358
Interest (affiliated)..................................................................................           -
                                                                                                        -----------
   Total investment income*............................................................................  12,923,472
                                                                                                        -----------
EXPENSES:
Investment advisory and management fees................................................................   1,113,889
Administrative service fee.............................................................................     157,716
Shareholder services...................................................................................     563,271
Transfer agent fees and expenses.......................................................................       2,155
Custodian fees.........................................................................................      68,819
Reports to shareholders................................................................................      59,878
Audit and tax fees.....................................................................................      25,789
Legal fees.............................................................................................      10,524
Trustees' fees and expenses............................................................................      88,949
Interest expense.......................................................................................       2,069
Other expenses.........................................................................................       6,876
                                                                                                        -----------
   Total expenses before fee waivers, expense reimbursements, and fees paid indirectly.................   2,099,935
                                                                                                        -----------
   Fees waived and expenses reimbursed by investment adviser (Note 3)..................................    (365,061)
   Fees paid indirectly (Note 7).......................................................................           -
                                                                                                        -----------
   Net expenses........................................................................................   1,734,874
                                                                                                        -----------
Net investment income (loss)...........................................................................  11,188,598
                                                                                                        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
  Net realized gain (loss) on investments (unaffiliated)**.............................................  (1,112,408)
  Net realized gain (loss) on investments (affiliated).................................................           -
  Net realized gain (loss) from capital gain distributions received from underlying funds (affiliated).           -
  Net realized gain (loss) on securities sold short....................................................           -
  Net realized gain (loss) on futures contracts........................................................           -
  Net realized foreign exchange gain (loss) on other assets and liabilities............................           -
                                                                                                        -----------
Net realized gain (loss) on investments and foreign currencies.........................................  (1,112,408)
                                                                                                        -----------
  Change in unrealized appreciation (depreciation) on investments (unaffiliated).......................  (4,521,211)
  Change in unrealized appreciation (depreciation) on investments (affiliated).........................           -
  Change in unrealized appreciation (depreciation) on futures contracts................................           -
  Change in unrealized foreign exchange gain (loss) on other assets and liabilities....................           -
  Change in accrued capital gains tax on unrealized appreciation (depreciation)........................           -
                                                                                                        -----------
Net unrealized gain (loss) on investments and foreign currencies.......................................  (4,521,211)
                                                                                                        -----------
Net realized and unrealized gain (loss) on investments and foreign currencies..........................  (5,633,619)
                                                                                                        -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................................ $ 5,554,979
                                                                                                        ===========
*Net of foreign withholding taxes on interest and dividends of......................................... $     2,628
                                                                                                        -----------
**Net of foreign withholding taxes on capital gains of................................................. $         -
                                                                                                        -----------


                                                                                                         HIGH YIELD
                                                                                                         BOND FUND
---------------------------------------------------------------------------------------------------------------------
INCOME:
Dividends (unaffiliated)............................................................................... $    175,732
Dividends (affiliated).................................................................................            -
Interest (unaffiliated)................................................................................   19,130,278
Interest (affiliated)..................................................................................            -
                                                                                                        ------------
   Total investment income*............................................................................   19,306,010
                                                                                                        ------------
EXPENSES:
Investment advisory and management fees................................................................    1,452,567
Administrative service fee.............................................................................      146,185
Shareholder services...................................................................................      522,091
Transfer agent fees and expenses.......................................................................        2,143
Custodian fees.........................................................................................       51,143
Reports to shareholders................................................................................       50,952
Audit and tax fees.....................................................................................       28,366
Legal fees.............................................................................................       10,471
Trustees' fees and expenses............................................................................       82,506
Interest expense.......................................................................................            -
Other expenses.........................................................................................        6,723
                                                                                                        ------------
   Total expenses before fee waivers, expense reimbursements, and fees paid indirectly.................    2,353,147
                                                                                                        ------------
   Fees waived and expenses reimbursed by investment adviser (Note 3)..................................     (285,668)
   Fees paid indirectly (Note 7).......................................................................            -
                                                                                                        ------------
   Net expenses........................................................................................    2,067,479
                                                                                                        ------------
Net investment income (loss)...........................................................................   17,238,531
                                                                                                        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
  Net realized gain (loss) on investments (unaffiliated)**.............................................   (5,889,641)
  Net realized gain (loss) on investments (affiliated).................................................            -
  Net realized gain (loss) from capital gain distributions received from underlying funds (affiliated).            -
  Net realized gain (loss) on securities sold short....................................................      102,688
  Net realized gain (loss) on futures contracts........................................................            -
  Net realized foreign exchange gain (loss) on other assets and liabilities............................            -
                                                                                                        ------------
Net realized gain (loss) on investments and foreign currencies.........................................   (5,786,953)
                                                                                                        ------------
  Change in unrealized appreciation (depreciation) on investments (unaffiliated).......................  (15,328,095)
  Change in unrealized appreciation (depreciation) on investments (affiliated).........................            -
  Change in unrealized appreciation (depreciation) on futures contracts................................            -
  Change in unrealized foreign exchange gain (loss) on other assets and liabilities....................        2,218
  Change in accrued capital gains tax on unrealized appreciation (depreciation)........................            -
                                                                                                        ------------
Net unrealized gain (loss) on investments and foreign currencies.......................................  (15,325,877)
                                                                                                        ------------
Net realized and unrealized gain (loss) on investments and foreign currencies..........................  (21,112,830)
                                                                                                        ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................................ $ (3,874,299)
                                                                                                        ============
*Net of foreign withholding taxes on interest and dividends of......................................... $      3,814
                                                                                                        ------------
**Net of foreign withholding taxes on capital gains of................................................. $          -
                                                                                                        ------------

See Notes to Financial Statements

AIG Retirement Company II
STATEMENTS OF OPERATIONS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------


                                                                                            INTERNATIONAL
                                                                                              SMALL CAP     LARGE CAP
                                                                                             EQUITY FUND    VALUE FUND
-------------------------------------------------------------------------------------------------------------------------
INCOME:
Dividends (unaffiliated)................................................................... $  13,348,600  $  8,227,579
Dividends (affiliated).....................................................................             -             -
Interest (unaffiliated)....................................................................       630,843         1,677
Interest (affiliated)......................................................................             -             -
                                                                                            -------------  ------------
   Total investment income*................................................................    13,979,443     8,229,256
                                                                                            -------------  ------------
EXPENSES:
Investment advisory and management fees....................................................     5,772,261     1,859,415
Administrative service fee.................................................................       496,323       260,318
Shareholder services.......................................................................     1,772,582       929,707
Transfer agent fees and expenses...........................................................         1,856         1,904
Custodian fees.............................................................................       693,519        50,351
Reports to shareholders....................................................................       161,385        94,719
Audit and tax fees.........................................................................        38,923        25,967
Legal fees.................................................................................        24,134        15,373
Trustees' fees and expenses................................................................       288,327       152,143
Interest expense...........................................................................         1,425             -
Other expenses.............................................................................        16,499        11,530
                                                                                            -------------  ------------
   Total expenses before fee waivers, expense reimbursements, and fees paid indirectly.....     9,267,234     3,401,427
                                                                                            -------------  ------------
   Fees waived and expenses reimbursed by investment adviser (Note 3)......................    (2,176,909)     (389,177)
   Fees paid indirectly (Note 7)...........................................................             -       (37,963)
                                                                                            -------------  ------------
   Net expenses............................................................................     7,090,325     2,974,287
                                                                                            -------------  ------------
Net investment income (loss)...............................................................     6,889,118     5,254,969
                                                                                            -------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
  Net realized gain (loss) on investments (unaffiliated)**.................................   (26,951,688)  (37,948,519)
  Net realized gain (loss) on investments (affiliated).....................................             -             -
  Net realized gain (loss) from capital gain distributions received from underlying funds
   (affiliated)............................................................................             -             -
  Net realized gain (loss) on securities sold short........................................             -             -
  Net realized gain (loss) on futures contracts............................................             -             -
  Net realized foreign exchange gain (loss) on other assets and liabilities................       366,297             -
                                                                                            -------------  ------------
Net realized gain (loss) on investments and foreign currencies.............................   (26,585,391)  (37,948,519)
                                                                                            -------------  ------------
  Change in unrealized appreciation (depreciation) on investments (unaffiliated)...........  (125,679,378)  (29,832,747)
  Change in unrealized appreciation (depreciation) on investments (affiliated).............             -             -
  Change in unrealized appreciation (depreciation) on futures contracts....................             -             -
  Change in unrealized foreign exchange gain (loss) on other assets and liabilities........       (44,482)            -
  Change in accrued capital gains tax on unrealized appreciation (depreciation)............        58,928             -
                                                                                            -------------  ------------
Net unrealized gain (loss) on investments and foreign currencies...........................  (125,664,932)  (29,832,747)
                                                                                            -------------  ------------
Net realized and unrealized gain (loss) on investments and foreign currencies..............  (152,250,323)  (67,781,266)
                                                                                            -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS............................ $(145,361,205) $(62,526,297)
                                                                                            =============  ============
*Net of foreign withholding taxes on interest and dividends of............................. $   1,401,744  $          -
                                                                                            -------------  ------------
**Net of foreign withholding taxes on capital gains of..................................... $      73,838  $          -
                                                                                            -------------  ------------

                                                                                               MID CAP
                                                                                               GROWTH       MID CAP
                                                                                                FUND       VALUE FUND
------------------------------------------------------------------------------------------------------------------------
INCOME:
Dividends (unaffiliated)................................................................... $    664,944  $  7,639,015
Dividends (affiliated).....................................................................            -             -
Interest (unaffiliated)....................................................................      164,608       345,710
Interest (affiliated)......................................................................            -             -
                                                                                            ------------  ------------
   Total investment income*................................................................      829,552     7,984,725
                                                                                            ------------  ------------
EXPENSES:
Investment advisory and management fees....................................................    1,100,185     3,860,799
Administrative service fee.................................................................      102,761       378,646
Shareholder services.......................................................................      367,004     1,352,307
Transfer agent fees and expenses...........................................................        1,869         3,419
Custodian fees.............................................................................       27,692       116,944
Reports to shareholders....................................................................       23,520       104,304
Audit and tax fees.........................................................................       25,967        26,187
Legal fees.................................................................................        8,235        20,711
Trustees' fees and expenses................................................................       47,746       217,268
Interest expense...........................................................................            -         1,106
Other expenses.............................................................................        7,996        15,178
                                                                                            ------------  ------------
   Total expenses before fee waivers, expense reimbursements, and fees paid indirectly.....    1,712,975     6,096,869
                                                                                            ------------  ------------
   Fees waived and expenses reimbursed by investment adviser (Note 3)......................     (465,161)     (417,180)
   Fees paid indirectly (Note 7)...........................................................      (27,321)      (52,746)
                                                                                            ------------  ------------
   Net expenses............................................................................    1,220,493     5,626,943
                                                                                            ------------  ------------
Net investment income (loss)...............................................................     (390,941)    2,357,782
                                                                                            ------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
  Net realized gain (loss) on investments (unaffiliated)**.................................  (12,882,501)  (15,939,203)
  Net realized gain (loss) on investments (affiliated).....................................            -             -
  Net realized gain (loss) from capital gain distributions received from underlying funds
   (affiliated)............................................................................            -             -
  Net realized gain (loss) on securities sold short........................................            -             -
  Net realized gain (loss) on futures contracts............................................      (19,581)            -
  Net realized foreign exchange gain (loss) on other assets and liabilities................       27,754       (14,771)
                                                                                            ------------  ------------
Net realized gain (loss) on investments and foreign currencies.............................  (12,874,328)  (15,953,974)
                                                                                            ------------  ------------
  Change in unrealized appreciation (depreciation) on investments (unaffiliated)...........     (695,379)  (74,784,465)
  Change in unrealized appreciation (depreciation) on investments (affiliated).............            -             -
  Change in unrealized appreciation (depreciation) on futures contracts....................            -             -
  Change in unrealized foreign exchange gain (loss) on other assets and liabilities........       (1,078)          543
  Change in accrued capital gains tax on unrealized appreciation (depreciation)............            -             -
                                                                                            ------------  ------------
Net unrealized gain (loss) on investments and foreign currencies...........................     (696,457)  (74,783,922)
                                                                                            ------------  ------------
Net realized and unrealized gain (loss) on investments and foreign currencies..............  (13,570,785)  (90,737,896)
                                                                                            ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS............................ $(13,961,726) $(88,380,114)
                                                                                            ============  ============
*Net of foreign withholding taxes on interest and dividends of............................. $      4,916  $     55,711
                                                                                            ------------  ------------
**Net of foreign withholding taxes on capital gains of..................................... $          -  $          -
                                                                                            ------------  ------------

                                                                                              MODERATE
                                                                                               GROWTH        MONEY
                                                                                              LIFESTYLE    MARKET II
                                                                                                FUND         FUND
----------------------------------------------------------------------------------------------------------------------
INCOME:
Dividends (unaffiliated)................................................................... $          -  $         -
Dividends (affiliated).....................................................................    3,426,435            -
Interest (unaffiliated)....................................................................            -   12,170,652
Interest (affiliated)......................................................................           13            -
                                                                                            ------------  -----------
   Total investment income*................................................................    3,426,448   12,170,652
                                                                                            ------------  -----------
EXPENSES:
Investment advisory and management fees....................................................      135,977      846,589
Administrative service fee.................................................................            -      237,045
Shareholder services.......................................................................            -      846,589
Transfer agent fees and expenses...........................................................        1,238          861
Custodian fees.............................................................................       16,314       34,778
Reports to shareholders....................................................................       31,226       86,970
Audit and tax fees.........................................................................       22,652       27,668
Legal fees.................................................................................        9,305       31,960
Trustees' fees and expenses................................................................       53,824      138,292
Interest expense...........................................................................            -            -
Other expenses.............................................................................        6,606        5,784
                                                                                            ------------  -----------
   Total expenses before fee waivers, expense reimbursements, and fees paid indirectly.....      277,142    2,256,536
                                                                                            ------------  -----------
   Fees waived and expenses reimbursed by investment adviser (Note 3)......................     (141,165)    (394,042)
   Fees paid indirectly (Note 7)...........................................................            -            -
                                                                                            ------------  -----------
   Net expenses............................................................................      135,977    1,862,494
                                                                                            ------------  -----------
Net investment income (loss)...............................................................    3,290,471   10,308,158
                                                                                            ------------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
  Net realized gain (loss) on investments (unaffiliated)**.................................            -     (710,001)
  Net realized gain (loss) on investments (affiliated).....................................   (1,830,720)           -
  Net realized gain (loss) from capital gain distributions received from underlying funds
   (affiliated)............................................................................    1,402,835            -
  Net realized gain (loss) on securities sold short........................................            -            -
  Net realized gain (loss) on futures contracts............................................            -            -
  Net realized foreign exchange gain (loss) on other assets and liabilities................            -            -
                                                                                            ------------  -----------
Net realized gain (loss) on investments and foreign currencies.............................     (427,885)    (710,001)
                                                                                            ------------  -----------
  Change in unrealized appreciation (depreciation) on investments (unaffiliated)...........            -            -
  Change in unrealized appreciation (depreciation) on investments (affiliated).............  (12,546,586)           -
  Change in unrealized appreciation (depreciation) on futures contracts....................            -            -
  Change in unrealized foreign exchange gain (loss) on other assets and liabilities........            -            -
  Change in accrued capital gains tax on unrealized appreciation (depreciation)............            -            -
                                                                                            ------------  -----------
Net unrealized gain (loss) on investments and foreign currencies...........................  (12,546,586)           -
                                                                                            ------------  -----------
Net realized and unrealized gain (loss) on investments and foreign currencies..............  (12,974,471)    (710,001)
                                                                                            ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS............................ $ (9,684,000) $ 9,598,157
                                                                                            ============  ===========
*Net of foreign withholding taxes on interest and dividends of............................. $          -  $         -
                                                                                            ------------  -----------
**Net of foreign withholding taxes on capital gains of..................................... $          -  $         -
                                                                                            ------------  -----------

See Notes to Financial Statements

AIG Retirement Company II
STATEMENTS OF OPERATIONS -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------

                                                                                                         SMALL CAP
                                                                                                          GROWTH
                                                                                                           FUND
---------------------------------------------------------------------------------------------------------------------
INCOME:
Dividends (unaffiliated)............................................................................... $   168,164
Dividends (affiliated).................................................................................           -
Interest (unaffiliated)................................................................................      44,189
Interest (affiliated)..................................................................................           -
                                                                                                        -----------
   Total investment income*............................................................................     212,353
                                                                                                        -----------
EXPENSES:
Investment advisory and management fees................................................................     438,680
Administrative service fee.............................................................................      36,127
Shareholder services...................................................................................     129,024
Transfer agent fees and expenses.......................................................................       2,167
Custodian fees.........................................................................................      22,345
Reports to shareholders................................................................................      24,783
Audit and tax fees.....................................................................................      25,301
Legal fees.............................................................................................       8,081
Trustees' fees and expenses............................................................................      21,361
Interest expense.......................................................................................         382
Other expenses.........................................................................................       8,508
                                                                                                        -----------
   Total expenses before fee waivers, expense reimbursements, and fees paid indirectly.................     716,759
                                                                                                        -----------
   Fees waived and expenses reimbursed by investment adviser (Note 3)..................................    (118,090)
   Fees paid indirectly (Note 7).......................................................................        (992)
                                                                                                        -----------
   Net expenses........................................................................................     597,677
                                                                                                        -----------
Net investment income (loss)...........................................................................    (385,324)
                                                                                                        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
  Net realized gain (loss) on investments (unaffiliated)**.............................................    (958,492)
  Net realized gain (loss) on investments (affiliated).................................................           -
  Net realized gain (loss) from capital gain distributions received from underlying funds (affiliated).           -
  Net realized gain (loss) on securities sold short....................................................           -
  Net realized gain (loss) on futures contracts........................................................           -
  Net realized foreign exchange gain (loss) on other assets and liabilities............................           -
                                                                                                        -----------
Net realized gain (loss) on investments and foreign currencies.........................................    (958,492)
                                                                                                        -----------
  Change in unrealized appreciation (depreciation) on investments (unaffiliated).......................  (8,131,161)
  Change in unrealized appreciation (depreciation) on investments (affiliated).........................           -
  Change in unrealized appreciation (depreciation) on futures contracts................................           -
  Change in unrealized foreign exchange gain (loss) on other assets and liabilities....................           -
  Change in accrued capital gains tax on unrealized appreciation (depreciation)........................           -
                                                                                                        -----------
Net unrealized gain (loss) on investments and foreign currencies.......................................  (8,131,161)
                                                                                                        -----------
Net realized and unrealized gain (loss) on investments and foreign currencies..........................  (9,089,653)
                                                                                                        -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................................ $(9,474,977)
                                                                                                        ===========
*Net of foreign withholding taxes on interest and dividends of......................................... $         -
                                                                                                        -----------
**Net of foreign withholding taxes on capital gains of................................................. $         -
                                                                                                        -----------

                                                                                                          SMALL CAP
                                                                                                            VALUE
                                                                                                            FUND
----------------------------------------------------------------------------------------------------------------------
INCOME:
Dividends (unaffiliated)............................................................................... $  4,975,747
Dividends (affiliated).................................................................................            -
Interest (unaffiliated)................................................................................      271,185
Interest (affiliated)..................................................................................            -
                                                                                                        ------------
   Total investment income*............................................................................    5,246,932
                                                                                                        ------------
EXPENSES:
Investment advisory and management fees................................................................    1,778,523
Administrative service fee.............................................................................      186,149
Shareholder services...................................................................................      664,816
Transfer agent fees and expenses.......................................................................        1,858
Custodian fees.........................................................................................      103,877
Reports to shareholders................................................................................       59,958
Audit and tax fees.....................................................................................       25,967
Legal fees.............................................................................................       11,585
Trustees' fees and expenses............................................................................      104,045
Interest expense.......................................................................................            -
Other expenses.........................................................................................       11,184
                                                                                                        ------------
   Total expenses before fee waivers, expense reimbursements, and fees paid indirectly.................    2,947,962
                                                                                                        ------------
   Fees waived and expenses reimbursed by investment adviser (Note 3)..................................     (421,659)
   Fees paid indirectly (Note 7).......................................................................      (17,007)
                                                                                                        ------------
   Net expenses........................................................................................    2,509,296
                                                                                                        ------------
Net investment income (loss)...........................................................................    2,737,636
                                                                                                        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
  Net realized gain (loss) on investments (unaffiliated)**.............................................   14,212,932
  Net realized gain (loss) on investments (affiliated).................................................            -
  Net realized gain (loss) from capital gain distributions received from underlying funds (affiliated).            -
  Net realized gain (loss) on securities sold short....................................................            -
  Net realized gain (loss) on futures contracts........................................................     (761,836)
  Net realized foreign exchange gain (loss) on other assets and liabilities............................            -
                                                                                                        ------------
Net realized gain (loss) on investments and foreign currencies.........................................   13,451,096
                                                                                                        ------------
  Change in unrealized appreciation (depreciation) on investments (unaffiliated).......................  (27,890,316)
  Change in unrealized appreciation (depreciation) on investments (affiliated).........................            -
  Change in unrealized appreciation (depreciation) on futures contracts................................      442,807
  Change in unrealized foreign exchange gain (loss) on other assets and liabilities....................            -
  Change in accrued capital gains tax on unrealized appreciation (depreciation)........................            -
                                                                                                        ------------
Net unrealized gain (loss) on investments and foreign currencies.......................................  (27,447,509)
                                                                                                        ------------
Net realized and unrealized gain (loss) on investments and foreign currencies..........................  (13,996,413)
                                                                                                        ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................................ $(11,258,777)
                                                                                                        ============
*Net of foreign withholding taxes on interest and dividends of......................................... $      2,412
                                                                                                        ------------
**Net of foreign withholding taxes on capital gains of................................................. $          -
                                                                                                        ------------

                                                                                                          SOCIALLY
                                                                                                         RESPONSIBLE
                                                                                                            FUND
-----------------------------------------------------------------------------------------------------------------------
INCOME:
Dividends (unaffiliated)............................................................................... $  16,709,604
Dividends (affiliated).................................................................................             -
Interest (unaffiliated)................................................................................     2,536,725
Interest (affiliated)..................................................................................             -
                                                                                                        -------------
   Total investment income*............................................................................    19,246,329
                                                                                                        -------------
EXPENSES:
Investment advisory and management fees................................................................     2,384,789
Administrative service fee.............................................................................       667,741
Shareholder services...................................................................................     2,384,789
Transfer agent fees and expenses.......................................................................         1,424
Custodian fees.........................................................................................        67,214
Reports to shareholders................................................................................       229,068
Audit and tax fees.....................................................................................        25,967
Legal fees.............................................................................................        22,296
Trustees' fees and expenses............................................................................       370,533
Interest expense.......................................................................................           493
Other expenses.........................................................................................        15,852
                                                                                                        -------------
   Total expenses before fee waivers, expense reimbursements, and fees paid indirectly.................     6,170,166
                                                                                                        -------------
   Fees waived and expenses reimbursed by investment adviser (Note 3)..................................      (828,239)
   Fees paid indirectly (Note 7).......................................................................      (144,264)
                                                                                                        -------------
   Net expenses........................................................................................     5,197,663
                                                                                                        -------------
Net investment income (loss)...........................................................................    14,048,666
                                                                                                        -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
  Net realized gain (loss) on investments (unaffiliated)**.............................................   (64,143,172)
  Net realized gain (loss) on investments (affiliated).................................................             -
  Net realized gain (loss) from capital gain distributions received from underlying funds (affiliated).             -
  Net realized gain (loss) on securities sold short....................................................             -
  Net realized gain (loss) on futures contracts........................................................   (16,340,155)
  Net realized foreign exchange gain (loss) on other assets and liabilities............................             -
                                                                                                        -------------
Net realized gain (loss) on investments and foreign currencies.........................................   (80,483,327)
                                                                                                        -------------
  Change in unrealized appreciation (depreciation) on investments (unaffiliated).......................   (37,323,872)
  Change in unrealized appreciation (depreciation) on investments (affiliated).........................             -
  Change in unrealized appreciation (depreciation) on futures contracts................................       254,937
  Change in unrealized foreign exchange gain (loss) on other assets and liabilities....................             -
  Change in accrued capital gains tax on unrealized appreciation (depreciation)........................             -
                                                                                                        -------------
Net unrealized gain (loss) on investments and foreign currencies.......................................   (37,068,935)
                                                                                                        -------------
Net realized and unrealized gain (loss) on investments and foreign currencies..........................  (117,552,262)
                                                                                                        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................................ $(103,503,596)
                                                                                                        =============
*Net of foreign withholding taxes on interest and dividends of......................................... $           -
                                                                                                        -------------
**Net of foreign withholding taxes on capital gains of................................................. $           -
                                                                                                        -------------

                                                                                                          STRATEGIC
                                                                                                            BOND
                                                                                                            FUND
---------------------------------------------------------------------------------------------------------------------
INCOME:
Dividends (unaffiliated)............................................................................... $    132,222
Dividends (affiliated).................................................................................            -
Interest (unaffiliated)................................................................................   21,705,841
Interest (affiliated)..................................................................................            -
                                                                                                        ------------
   Total investment income*............................................................................   21,838,063
                                                                                                        ------------
EXPENSES:
Investment advisory and management fees................................................................    1,829,441
Administrative service fee.............................................................................      228,122
Shareholder services...................................................................................      814,721
Transfer agent fees and expenses.......................................................................        2,179
Custodian fees.........................................................................................      132,727
Reports to shareholders................................................................................       75,965
Audit and tax fees.....................................................................................       28,366
Legal fees.............................................................................................       13,681
Trustees' fees and expenses............................................................................      128,618
Interest expense.......................................................................................            -
Other expenses.........................................................................................        7,898
                                                                                                        ------------
   Total expenses before fee waivers, expense reimbursements, and fees paid indirectly.................    3,261,718
                                                                                                        ------------
   Fees waived and expenses reimbursed by investment adviser (Note 3)..................................     (361,313)
   Fees paid indirectly (Note 7).......................................................................            -
                                                                                                        ------------
   Net expenses........................................................................................    2,900,405
                                                                                                        ------------
Net investment income (loss)...........................................................................   18,937,658
                                                                                                        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
  Net realized gain (loss) on investments (unaffiliated)**.............................................    1,076,429
  Net realized gain (loss) on investments (affiliated).................................................            -
  Net realized gain (loss) from capital gain distributions received from underlying funds (affiliated).            -
  Net realized gain (loss) on securities sold short....................................................
  Net realized gain (loss) on futures contracts........................................................            -
  Net realized foreign exchange gain (loss) on other assets and liabilities............................      244,577
                                                                                                        ------------
Net realized gain (loss) on investments and foreign currencies.........................................    1,321,006
                                                                                                        ------------
  Change in unrealized appreciation (depreciation) on investments (unaffiliated).......................  (11,594,908)
  Change in unrealized appreciation (depreciation) on investments (affiliated).........................            -
  Change in unrealized appreciation (depreciation) on futures contracts................................            -
  Change in unrealized foreign exchange gain (loss) on other assets and liabilities....................       11,641
  Change in accrued capital gains tax on unrealized appreciation (depreciation)........................            -
                                                                                                        ------------
Net unrealized gain (loss) on investments and foreign currencies.......................................  (11,583,267)
                                                                                                        ------------
Net realized and unrealized gain (loss) on investments and foreign currencies..........................  (10,262,261)
                                                                                                        ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................................ $  8,675,397
                                                                                                        ============
*Net of foreign withholding taxes on interest and dividends of......................................... $     52,217
                                                                                                        ------------
**Net of foreign withholding taxes on capital gains of................................................. $          -
                                                                                                        ------------

See Notes to Financial Statements

AIG Retirement Company II
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     AGGRESSIVE GROWTH               CAPITAL
                                                                       LIFESTYLE FUND           APPRECIATION FUND
                                                                 -------------------------  ------------------------
                                                                   For the       For the      For the      For the
                                                                  Year Ended    Year Ended   Year Ended   Year Ended
                                                                  August 31,    August 31,   August 31,   August 31,
                                                                     2008          2007         2008         2007
                                                                 ------------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss).................................... $  1,912,845  $ 1,350,609  $    46,275  $   288,305
Net realized gain (loss) on investments and foreign currencies..       75,562    5,387,935      547,946    1,128,184
Net unrealized gain (loss) on investments and foreign
 currencies.....................................................  (10,620,104)   3,189,892   (6,137,877)  13,912,020
                                                                 ------------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting from operations.   (8,631,697)   9,928,436   (5,543,656)  15,328,509
                                                                 ------------  -----------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...........................................   (1,354,973)           -     (293,483)    (134,676)
Net realized gain on securities.................................   (5,384,479)  (5,135,146)           -            -
                                                                 ------------  -----------  -----------  -----------
Total distributions to shareholders.............................   (6,739,452)  (5,135,146)    (293,483)    (134,676)
                                                                 ------------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting from capital
 share transactions (Note 6)....................................   24,614,065   23,440,534   11,342,708     (337,464)
                                                                 ------------  -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.........................    9,242,916   28,233,824    5,505,569   14,856,369
NET ASSETS:
Beginning of period.............................................   82,220,976   53,987,152   84,268,783   69,412,414
                                                                 ------------  -----------  -----------  -----------
End of period+.................................................. $ 91,463,892  $82,220,976  $89,774,352  $84,268,783
                                                                 ============  ===========  ===========  ===========
+Includes accumulated undistributed
 net investment income (loss)................................... $  1,859,873  $ 1,302,001  $    (8,350) $   238,858
                                                                 ============  ===========  ===========  ===========

                                                                    CONSERVATIVE GROWTH
                                                                      LIFESTYLE FUND             CORE BOND FUND
                                                                 ------------------------  --------------------------
                                                                   For the      For the      For the       For the
                                                                  Year Ended   Year Ended   Year Ended    Year Ended
                                                                  August 31,   August 31,   August 31,    August 31,
                                                                     2008         2007         2008          2007
                                                                 -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss).................................... $ 1,428,512  $   747,230  $ 11,188,598  $  7,557,513
Net realized gain (loss) on investments and foreign currencies..    (824,429)   2,378,860    (1,112,408)      147,038
Net unrealized gain (loss) on investments and foreign
 currencies.....................................................  (3,199,506)   1,184,799    (4,521,211)   (3,073,415)
                                                                 -----------  -----------  ------------  ------------
Net increase (decrease) in net assets resulting from operations.  (2,595,423)   4,310,889     5,554,979     4,631,136
                                                                 -----------  -----------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...........................................    (750,110)           -    (7,643,239)   (3,641,316)
Net realized gain on securities.................................  (2,156,674)  (2,069,637)            -             -
                                                                 -----------  -----------  ------------  ------------
Total distributions to shareholders.............................  (2,906,784)  (2,069,637)   (7,643,239)   (3,641,316)
                                                                 -----------  -----------  ------------  ------------
Net increase (decrease) in net assets resulting from capital
 share transactions (Note 6)....................................  15,050,507    9,346,808       818,223   100,325,173
                                                                 -----------  -----------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.........................   9,548,300   11,588,060    (1,270,037)  101,314,993
NET ASSETS:
Beginning of period.............................................  48,896,774   37,308,714   210,321,906   109,006,913
                                                                 -----------  -----------  ------------  ------------
End of period+.................................................. $58,445,074  $48,896,774  $209,051,869  $210,321,906
                                                                 ===========  ===========  ============  ============
+Includes accumulated undistributed
 net investment income (loss)................................... $ 1,376,637  $   698,235  $ 11,099,829  $  7,485,684
                                                                 ===========  ===========  ============  ============

See Notes to Financial Statements

AIG Retirement Company II
STATEMENTS OF CHANGES IN NET ASSETS -- (continued)
--------------------------------------------------------------------------------

                                                                                          INTERNATIONAL
                                                          HIGH YIELD BOND FUND        SMALL CAP EQUITY FUND
                                                       --------------------------  ---------------------------
                                                         For the       For the        For the       For the
                                                        Year Ended    Year Ended     Year Ended    Year Ended
                                                        August 31,    August 31,     August 31,    August 31,
                                                           2008          2007           2008          2007
                                                       ------------  ------------  -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss).......................... $ 17,238,531  $ 11,499,976  $   6,889,118  $  5,145,611
Net realized gain (loss) on investments and foreign
 currencies...........................................   (5,786,953)      809,027    (26,585,391)   63,284,321
Net unrealized gain (loss) on investments and foreign
 currencies...........................................  (15,325,877)   (9,053,465)  (125,664,932)   48,808,639
                                                       ------------  ------------  -------------  ------------
Net increase (decrease) in net assets resulting from
 operations...........................................   (3,874,299)    3,255,538   (145,361,205)  117,238,571
                                                       ------------  ------------  -------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................  (11,547,138)   (5,583,929)    (4,197,999)   (1,929,012)
Net realized gain on securities.......................     (418,421)   (2,645,527)   (64,539,195)  (23,900,444)
                                                       ------------  ------------  -------------  ------------
Total distributions to shareholders...................  (11,965,559)   (8,229,456)   (68,737,194)  (25,829,456)
                                                       ------------  ------------  -------------  ------------
Net increase (decrease) in net assets resulting from
 capital share transactions (Note 6)..................   29,425,377    92,030,498    104,605,997   216,997,297
                                                       ------------  ------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............   13,585,519    87,056,580   (109,492,402)  308,406,412
NET ASSETS:
Beginning of period...................................  193,126,589   106,070,009    735,843,522   427,437,110
                                                       ------------  ------------  -------------  ------------
End of period+........................................ $206,712,108  $193,126,589  $ 626,351,120  $735,843,522
                                                       ============  ============  =============  ============
+Includes accumulated undistributed net
 investment income (loss)............................. $ 16,579,000  $ 10,886,628  $   7,041,614  $  3,460,789
                                                       ============  ============  =============  ============

                                                           LARGE CAP VALUE FUND        MID CAP GROWTH FUND
                                                       ---------------------------  -------------------------
                                                          For the       For the       For the       For the
                                                         Year Ended    Year Ended    Year Ended    Year Ended
                                                         August 31,    August 31,    August 31,    August 31,
                                                            2008          2007          2008          2007
                                                       -------------  ------------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss).......................... $   5,254,969  $  3,987,758  $   (390,941) $  (173,759)
Net realized gain (loss) on investments and foreign
 currencies...........................................   (37,948,519)   21,512,718   (12,874,328)   9,523,403
Net unrealized gain (loss) on investments and foreign
 currencies...........................................   (29,832,747)    9,029,565      (696,457)   3,434,367
                                                       -------------  ------------  ------------  -----------
Net increase (decrease) in net assets resulting from
 operations...........................................   (62,526,297)   34,530,041   (13,961,726)  12,784,011
                                                       -------------  ------------  ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................    (4,004,916)   (1,363,622)            -            -
Net realized gain on securities.......................   (21,726,382)  (12,590,683)   (9,204,742)  (3,839,151)
                                                       -------------  ------------  ------------  -----------
Total distributions to shareholders...................   (25,731,298)  (13,954,305)   (9,204,742)  (3,839,151)
                                                       -------------  ------------  ------------  -----------
Net increase (decrease) in net assets resulting from
 capital share transactions (Note 6)..................   (21,614,897)  220,195,126   152,602,228   11,236,831
                                                       -------------  ------------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............  (109,872,492)  240,770,862   129,435,760   20,181,691
NET ASSETS:
Beginning of period...................................   418,507,857   177,736,995    84,764,766   64,583,075
                                                       -------------  ------------  ------------  -----------
End of period+........................................ $ 308,635,365  $418,507,857  $214,200,526  $84,764,766
                                                       =============  ============  ============  ===========
+Includes accumulated undistributed net
 investment income (loss)............................. $   5,158,193  $  3,908,140  $    (77,308) $   (71,508)
                                                       =============  ============  ============  ===========

See Notes to Financial Statements

AIG Retirement Company II
STATEMENTS OF CHANGES IN NET ASSETS -- (continued)
--------------------------------------------------------------------------------

                                                                                         MODERATE GROWTH
                                                           MID CAP VALUE FUND            LIFESTYLE FUND
                                                       --------------------------  --------------------------
                                                         For the       For the       For the       For the
                                                        Year Ended    Year Ended    Year Ended    Year Ended
                                                        August 31,    August 31,    August 31,    August 31,
                                                           2008          2007          2008          2007
                                                       ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss).......................... $  2,357,782  $  2,254,433  $  3,290,471  $  1,720,734
Net realized gain (loss) on investments and foreign
 currencies...........................................  (15,953,974)   41,448,666      (427,885)    7,162,502
Net unrealized gain (loss) on investments and foreign
 currencies...........................................  (74,783,922)   24,688,751   (12,546,586)    4,145,030
                                                       ------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from
 operations...........................................  (88,380,114)   68,391,850    (9,684,000)   13,028,266
                                                       ------------  ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................   (2,292,818)   (1,400,022)   (1,727,644)     (861,432)
Net realized gain on securities.......................  (41,513,324)  (37,658,896)   (6,928,952)   (7,200,192)
                                                       ------------  ------------  ------------  ------------
Total distributions to shareholders...................  (43,806,142)  (39,058,918)   (8,656,596)   (8,061,624)
                                                       ------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from
 capital share transactions (Note 6)..................  225,217,503   133,407,337    41,494,524    29,026,314
                                                       ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............   93,031,247   162,740,269    23,153,928    33,992,956
NET ASSETS:
Beginning of period...................................  525,118,811   362,378,542   122,551,289    88,558,333
                                                       ------------  ------------  ------------  ------------
End of period+........................................ $618,150,058  $525,118,811  $145,705,217  $122,551,289
                                                       ============  ============  ============  ============
+Includes accumulated undistributed net investment
 income (loss)........................................ $  2,133,327  $  2,029,123  $  3,194,917  $  1,632,090
                                                       ============  ============  ============  ============

                                                          MONEY MARKET II FUND       SMALL CAP GROWTH FUND
                                                       --------------------------  ------------------------
                                                         For the       For the       For the      For the
                                                        Year Ended    Year Ended    Year Ended   Year Ended
                                                        August 31,    August 31,    August 31,   August 31,
                                                           2008          2007          2008         2007
                                                       ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss).......................... $ 10,308,158  $ 11,366,594  $  (385,324) $  (357,491)
Net realized gain (loss) on investments and foreign
 currencies...........................................     (710,001)            -     (958,492)   5,291,165
Net unrealized gain (loss) on investments and foreign
 currencies...........................................            -             -   (8,131,161)   2,203,111
                                                       ------------  ------------  -----------  -----------
Net increase (decrease) in net assets resulting from
 operations...........................................    9,598,157    11,366,594   (9,474,977)   7,136,785
                                                       ------------  ------------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................  (10,307,945)  (11,366,594)           -            -
Net realized gain on securities.......................            -             -   (3,340,790)           -
                                                       ------------  ------------  -----------  -----------
Total distributions to shareholders...................  (10,307,945)  (11,366,594)  (3,340,790)           -
                                                       ------------  ------------  -----------  -----------
Net increase (decrease) in net assets resulting from
 capital share transactions (Note 6)..................   (7,127,812)  185,723,493    4,198,513      187,503
                                                       ------------  ------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............   (7,837,600)  185,723,493   (8,617,254)   7,324,288
NET ASSETS:
Beginning of period...................................  337,049,752   151,326,259   56,678,151   49,353,863
                                                       ------------  ------------  -----------  -----------
End of period+........................................ $329,212,152  $337,049,752  $48,060,897  $56,678,151
                                                       ============  ============  ===========  ===========
+Includes accumulated undistributed net investment
 income (loss)........................................ $      2,935  $      2,722  $   (68,219) $   (61,940)
                                                       ============  ============  ===========  ===========

See Notes to Financial Statements

AIG Retirement Company II
STATEMENTS OF CHANGES IN NET ASSETS -- (continued)
--------------------------------------------------------------------------------

                                                                                    SMALL CAP VALUE FUND
                                                                                 --------------------------
                                                                                   For the       For the
                                                                                  Year Ended    Year Ended
                                                                                  August 31,    August 31,
                                                                                     2008          2007
                                                                                 ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss).................................................... $  2,737,636  $  1,509,212
Net realized gain (loss) on investments and foreign currencies..................   13,451,096    11,815,888
Net unrealized gain (loss) on investments and foreign currencies................  (27,447,509)   (5,512,811)
                                                                                 ------------  ------------
Net Increase (decrease) in net assets resulting from operations.................  (11,258,777)    7,812,289
                                                                                 ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...........................................................   (1,520,081)     (650,058)
Net realized gain on securities.................................................  (11,979,931)  (10,098,534)
                                                                                 ------------  ------------
Total distributions to shareholders.............................................  (13,500,012)  (10,748,592)
                                                                                 ------------  ------------
Net increase (decrease) in net assets resulting from capital share transactions
 (Note 6).......................................................................   71,411,193   147,831,273
                                                                                 ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.........................................   46,652,404   144,894,970
NET ASSETS:
Beginning of period.............................................................  259,704,453   114,809,483
                                                                                 ------------  ------------
End of period+.................................................................. $306,356,857  $259,704,453
                                                                                 ============  ============
+Includes accumulated undistributed net investment income (loss)................ $  2,635,052  $  1,417,497
                                                                                 ============  ============

                                                                                  SOCIALLY RESPONSIBLE FUND
                                                                                 ---------------------------
                                                                                    For the       For the
                                                                                   Year Ended    Year Ended
                                                                                   August 31,    August 31,
                                                                                      2008          2007
                                                                                 -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss).................................................... $  14,048,666  $  9,082,870
Net realized gain (loss) on investments and foreign currencies..................   (80,483,327)   54,542,393
Net unrealized gain (loss) on investments and foreign currencies................   (37,068,935)   (4,743,282)
                                                                                 -------------  ------------
Net Increase (decrease) in net assets resulting from operations.................  (103,503,596)   58,881,981
                                                                                 -------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...........................................................    (9,110,635)   (2,245,369)
Net realized gain on securities.................................................   (53,348,629)   (7,535,170)
                                                                                 -------------  ------------
Total distributions to shareholders.............................................   (62,459,264)   (9,780,539)
                                                                                 -------------  ------------
Net increase (decrease) in net assets resulting from capital share transactions
 (Note 6).......................................................................   153,048,571   581,574,251
                                                                                 -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.........................................   (12,914,289)  630,675,693
NET ASSETS:
Beginning of period.............................................................   925,906,373   295,230,680
                                                                                 -------------  ------------
End of period+.................................................................. $ 912,992,084  $925,906,373
                                                                                 =============  ============
+Includes accumulated undistributed net investment income (loss)................ $  13,972,523  $  9,034,492
                                                                                 =============  ============

                                                                                     STRATEGIC BOND FUND
                                                                                 --------------------------
                                                                                   For the       For the
                                                                                  Year Ended    Year Ended
                                                                                  August 31,    August 31,
                                                                                     2008          2007
                                                                                 ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss).................................................... $ 18,937,658  $ 13,594,585
Net realized gain (loss) on investments and foreign currencies..................    1,321,006     2,198,612
Net unrealized gain (loss) on investments and foreign currencies................  (11,583,267)   (7,034,194)
                                                                                 ------------  ------------
Net Increase (decrease) in net assets resulting from operations.................    8,675,397     8,759,003
                                                                                 ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...........................................................  (13,699,386)   (7,715,285)
Net realized gain on securities.................................................   (2,092,167)   (2,328,243)
                                                                                 ------------  ------------
Total distributions to shareholders.............................................  (15,791,553)  (10,043,528)
                                                                                 ------------  ------------
Net increase (decrease) in net assets resulting from capital share transactions
 (Note 6).......................................................................   70,284,184    97,598,762
                                                                                 ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.........................................   63,168,028    96,314,237
NET ASSETS:
Beginning of period.............................................................  291,727,429   195,413,192
                                                                                 ------------  ------------
End of period+.................................................................. $354,895,457  $291,727,429
                                                                                 ============  ============
+Includes accumulated undistributed net investment income (loss)................ $ 23,731,037  $ 13,325,373
                                                                                 ============  ============

See Notes to Financial Statements

AIG Retirement Company II
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


Note 1 -- Organization

 AIG Retirement Company II, formerly known as VALIC Company II, ("ARC II") was organized as a Delaware business trust on May 6, 1998, by The Variable Annuity Life Insurance Company ("VALIC" or the "Adviser"). VALIC, the investment adviser to ARC II, is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). ARC II is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. ARC II consists of 15 separate mutual funds (collectively the "Funds" or each a "Fund"), each of which issues its own class of shares of beneficial interest:

Aggressive Growth Lifestyle Fund*    Mid Cap Value Fund
Capital Appreciation Fund            Moderate Growth Lifestyle Fund*
Conservative Growth Lifestyle Fund*  Money Market II Fund
Core Bond Fund                       Small Cap Growth Fund
High Yield Bond Fund                 Small Cap Value Fund
International Small Cap Equity Fund  Socially Responsible Fund
Large Cap Value Fund                 Strategic Bond Fund
Mid Cap Growth Fund

--------
*The Lifestyle Funds represent "Funds of Funds" which invest in either the AIG
 Retirement Company I ("ARC I") or ARC II Mutual Funds.

 Each Fund is diversified with the exception of Aggressive Growth Lifestyle Fund, Conservative Growth Lifestyle Fund and Moderate Growth Lifestyle Fund, which are non-diversified as defined by the 1940 Act.

 Indemnifications. Under the Funds organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business the Funds enter into contracts that contain the obligation to indemnify others. The Funds maximum exposure under these arrangements is unknown. Currently, however, the Funds expect the risk of loss to be remote.

Note 2 -- Significant Accounting Policies

 The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements:

A. Security Valuation

 Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

 As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices do not reflect the fair value of securities. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

 Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.

 Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

 Futures contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00 p.m. eastern time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Senior Secured Floating Rate Loans ("Loans") for which an active secondary market exists to a reliable degree, will be valued at the mean of the last available bid and ask prices in the market for such Loans, as provided by a third party pricing service.

 For the Money Market II Fund, securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. In accordance with rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Trust's Board of Trustees (the "Board" or the "Trustees") has adopted procedures intended to stabilize the Money Market II Fund's net

AIG Retirement Company II
NOTES TO FINANCIAL STATEMENTS -- (continued)
--------------------------------------------------------------------------------

asset value per share at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Money Market II Fund's market-based net asset value per share deviates from the Fund's amortized cost per share. For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board.

 Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board of Trustees.

B. Options, Futures and Forward Currency Contracts

 Options. An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option.

 Futures Contracts. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures transaction, a Fund will be required to segregate an initial margin payment of cash or other liquid securities with the Futures Commission Merchant ("the broker"). The Funds' activities in futures contracts are used primarily for hedging purposes, and from time to time for income enhancement. Futures contracts are conducted through regulated exchanges that minimize counter-party credit risks. A Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Funds as unrealized appreciation or depreciation. Futures contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. When a contract is closed or expired, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

 Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. On the settlement date, the Fund records either realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

C. Repurchase Agreements

 The Funds, along with other affiliated registered investment companies, pursuant to exemptive relief granted by the Securities and Exchange Commission, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. For repurchase agreements and joint repurchase agreements, the Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

 As of August 31, 2008, the following funds held an undivided interest in the joint repurchase agreement with UBS Securities, LLC:

                                        Percentage  Principal
                  Fund                  Ownership    Amount
                  --------------------- ---------- -----------
                  Money Market II Fund.    8.46%   $19,044,000

 As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

 UBS Securities, LLC, dated August 29, 2008, bearing interest at a rate of 1.95% per annum, with a principal amount of $225,000,000, a repurchase price of $225,048,750, and maturity date of September 2, 2008. The repurchase agreement is collateralized by the following:

                                      Interest Maturity  Principal    Market
 Type of Collateral                     Rate     Date     Amount      Value
 ------------------------------------ -------- -------- ----------- -----------
 U.S. Treasury Inflation Index Notes.   2.00%  04/15/12 $54,901,000 $56,000,000
 U.S. Treasury Inflation Index Bonds.   2.63%  07/15/17  56,311,000  57,437,500
 U.S. Treasury Inflation Index Bonds.   2.38%  01/15/25  59,007,000  60,187,500
 U.S. Treasury Inflation Index Bonds.   2.00%  01/15/26  54,781,000  55,876,702

AIG Retirement Company II
NOTES TO FINANCIAL STATEMENTS -- (continued)
--------------------------------------------------------------------------------


D. Mortgage-Backed Dollar Rolls

 Certain Funds may enter into dollar roll transactions using "to be announced" ("TBA") mortgage-backed securities ("TBA Rolls"). The Funds' account for the TBA Rolls as purchase/sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the date the transaction is entered into. During the year ended August 31, 2008, none of the portfolios entered into dollar roll transactions.

 Dollar roll transactions involve the risk that the market value of the securities held by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

E. Foreign Currency Translation

 The books and records of ARC II are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

 ARC II does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period. Similarly, ARC II does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the period.

 Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statement of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on ARC II's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rate.

F. Short Sales

 All Funds, except for the Money Market II Fund and the three Lifestyle Funds, may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of that security. The High Yield Bond Fund may also engage in "naked" short sales. To complete such transactions, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund will maintain daily a segregated account, containing cash or liquid securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. The Fund bears the risk of potential inability of the broker to meet their obligation to perform.

G. Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders

 Security transactions are recorded on a trade date basis. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and capital gain distributions received are recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as ARC II is informed after the ex-dividend date. Interest income is accrued daily except when collection is not expected. For financial statement purposes, ARC II amortizes all premiums and accretes all discounts on fixed income securities. Funds which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends and capital gains at various rates. India, Thailand and certain other countries tax regulations require that taxes be paid on capital gains realized by the Fund.

 Common expenses incurred by ARC II are allocated among the Funds based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis. For the Lifestyle Funds, the expenses included in the accompanying financial statements reflect the expenses of the Lifestyle Funds and do not include any expenses associated with the underlying Funds.

 Dividends from net investment income, if any, are normally declared and paid annually, except for the Money Market II Fund, which declares daily and pays monthly. Distributions from net realized capital gains, if any, are normally declared and paid annually.

 The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined and presented in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/ tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income (loss), net realized gain
(loss) and net assets are not affected by these reclassifications.

 Each Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required. Each Fund is considered a separate entity for tax purposes. With few exceptions, the Funds are no longer subject to U.S. federal and state tax examinations by tax authorities for returns ending before 2004.

AIG Retirement Company II
NOTES TO FINANCIAL STATEMENTS -- (continued)
--------------------------------------------------------------------------------


H. New Accounting Pronouncements

 On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. However, Registered Investment Companies are not required to implement FIN 48 until their last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 and determined there is no impact to the financial statements.

 In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of August 31, 2008, management of the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

Note 3 -- Advisory Fees and Other Transactions with Affiliates

 VALIC, serves as investment adviser to ARC II. Certain officers and trustees of ARC II are officers and directors of VALIC or affiliates of VALIC. VALIC receives from ARC II a monthly fee based on each Fund's average daily net asset value at the following annual rates:

  Aggressive Growth Lifestyle Fund        0.10%
  ---------------------------------------------------------------------------------
  Capital Appreciation Fund               0.55%
  ---------------------------------------------------------------------------------
  Conservative Growth Lifestyle Fund      0.10%
  ---------------------------------------------------------------------------------
  Core Bond Fund                          0.50% on the first $200 million
                                          0.45% on the next $300 million
                                          0.40% on assets over $500 million
  ---------------------------------------------------------------------------------
  High Yield Bond Fund                    0.70% on the first $200 million
                                          0.60% on the next $300 million
                                          0.55% on assets over $500 million
  ---------------------------------------------------------------------------------
  International Small Cap Equity Fund     0.90% on the first $100 million
                                          0.80% on assets over $100 million
  ---------------------------------------------------------------------------------
  Large Cap Value Fund                    0.50%
  ---------------------------------------------------------------------------------
  Mid Cap Growth Fund                     0.80% on the first $50 million
                                          0.75% on the next $50 million
                                          0.70% on the next $150 million
                                          0.65% on the next $250 million
                                          0.60% on assets over $500 million
  ---------------------------------------------------------------------------------
  Mid Cap Value Fund                      0.75% on the first $100 million
                                          0.725% on the next $150 million
                                          0.70% on the next $250 million
                                          0.675% on the next $250 million
                                          0.65% on the assets over $750 million
  ---------------------------------------------------------------------------------
  Moderate Growth Lifestyle Fund          0.10%
  ---------------------------------------------------------------------------------
  Money Market II Fund                    0.25%
  ---------------------------------------------------------------------------------
  Small Cap Growth Fund*                  0.85% on the first $100 million
                                          0.80% on assets over $100 million
  ---------------------------------------------------------------------------------
  Small Cap Value Fund                    0.75% on the first $50 million
                                          0.65% on the assets over $50 million
  ---------------------------------------------------------------------------------
  Socially Responsible Fund               0.25%
  ---------------------------------------------------------------------------------
  Strategic Bond Fund                     0.60% on the first $200 million
                                          0.50% on the next $300 million
                                          0.45% on assets over $500 million
  ---------------------------------------------------------------------------------
  * Prior to December 10, 2007, the management fee for Small Cap Growth was 0.85%.

 VALIC entered into sub-advisory agreements with the following:

     AIG Global Investment Corp. ("AIGGIC")--subadviser for the International
        Small Cap Equity Fund, Socially Responsible Fund, High Yield Bond Fund, Strategic Bond Fund, Core Bond Fund, Aggressive, Moderate and Conservative Growth Lifestyle Funds.
     AIG SunAmerica Asset Management Corp. ("AIG SunAmerica")--subadviser for the Money Market II Fund.

AIG Retirement Company II
NOTES TO FINANCIAL STATEMENTS -- (continued)
--------------------------------------------------------------------------------

     Invesco Aim Capital Management, Inc.--subadviser for the Mid Cap Growth
        Fund.
     Bridgeway Capital Management, Inc.--subadviser for the Capital
        Appreciation Fund.
     FAF Advisors, Inc.--subadviser for a portion of the Mid Cap Value Fund. J.P. Morgan Investment Management, Inc.*--subadviser for the Small Cap
        Growth Fund.
     J.P. Morgan Investment Advisors, Inc.--subadviser for Small Cap Value Fund. SSgA Funds Management, Inc.--subadviser for the Large Cap Value Fund. Wellington Management Co. LLP--subadviser for a portion of the Mid Cap
        Value Fund.
--------
*Effective December 10, 2007, J.P. Morgan Investment Management, Inc. replaced
 Franklin Advisers, Inc as the subadviser of the Small Cap Growth Fund.

The subadvisers are compensated for their services by VALIC.

 VALIC has agreed to contractually waive a portion of its management fee or to reimburse certain expenses of the Funds listed below through 12/31/09. The table below reflects total annual operating expenses by Fund, as limited by the Adviser, shown as a percentage of average net assets:

                                                Maximum Expense
                Fund                              Limitation
                ------------------------------- ---------------
                Aggressive Growth Lifestyle....      0.10%
                Capital Appreciation...........      0.85%
                Conservative Growth Lifestyle..      0.10%
                Core Bond......................      0.77%
                High Yield Bond................      0.99%
                International Small Cap Equity.      1.00%
                Large Cap Value................      0.81%
                Mid Cap Growth.................      0.85%
                Mid Cap Value..................      1.05%
                Moderate Growth Lifestyle......      0.10%
                Money Market II................      0.55%
                Small Cap Growth...............      1.16%
                Small Cap Value................      0.95%
                Socially Responsible...........      0.56%
                Strategic Bond.................      0.89%

 For the year ended August 31, 2008, VALIC has agreed to reimburse expenses as follows:

                   Fund                              Amount
                   ------------------------------- ----------
                   Aggressive Growth Lifestyle.... $  113,012
                   Capital Appreciation...........    148,023
                   Conservative Growth Lifestyle..     96,870
                   Core Bond......................    365,061
                   High Yield Bond................    285,668
                   International Small Cap Equity.  2,176,909
                   Large Cap Value................    389,177
                   Mid Cap Growth.................    465,161
                   Mid Cap Value..................    417,180
                   Moderate Growth Lifestyle......    141,165
                   Money Market II................    394,042
                   Small Cap Growth...............    118,090
                   Small Cap Value................    421,659
                   Socially Responsible...........    828,239
                   Strategic Bond.................    361,313

 ARC II, on behalf of each Fund, has entered into an Administrative Services Agreement with AIG SunAmerica. AIG SunAmerica receives from each Fund, other than the Lifestyle Funds, an annual fee of 0.07% based on the average daily net asset value of the Fund. Under the agreement, AIG SunAmerica will provide certain accounting and administrative services to ARC II. During the period ended August 31, 2008, ARC II accrued $2,963,769 for accounting and administrative services.

 ARC II, on behalf of each Fund, has entered into a Transfer Agency and Services Agreement with VALIC. Under this agreement, VALIC provides services which include the issuance and redemption of shares, payment of dividends between ARC II and their "Institutional" shareholders and certain shareholder reporting services including confirmation of transactions, statements of accounts and tax reporting. In addition to the above, VALIC provides "Blue Sky" registration and reporting for the Fund to offer shares in applicable states and to effect and maintain, as the case may be, including but not limited to, the qualification of shares of the Fund that are sold outside of the variable annuity or variable universal life and are for sale under the securities laws of the jurisdictions to qualified plans. For the period ended August 31, 2008, ARC II accrued $27,744 in transfer agency and services fees.

 ARC II, on behalf of each Fund, has entered into a Shareholder Services Agreement with VALIC. Under the agreement, VALIC provides record keeping, account maintenance, and other administrative and shareholder services for contract owners and participants. VALIC receives from each Fund, other than the Lifestyle Funds, an annual fee of 0.25% based on average daily net assets of the Fund. For the period ended August 31, 2008, ARC II accrued $10,584,888 in shareholder service expenses.

AIG Retirement Company II
NOTES TO FINANCIAL STATEMENTS -- (continued)
--------------------------------------------------------------------------------


 On January 23, 2001, the Board of Trustees ratified a Deferred Compensation Plan for its independent trustees who are not officers, directors, or employees of VALIC, or an affiliate of VALIC. The effective date of the plan was January 1, 2001. The first deferred payment was made in March of 2001. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred may be invested in up to six different affiliated mutual funds that are specified in the plan as selected by the trustees. Obligations under the deferred compensation plan represents unsecured claims against the general assets of the Funds. For the period ended August 31, 2008, ARC II has deferred $12,337 of trustee compensation.

 On January 23, 2001, the Board of Trustees approved a retirement plan for its independent trustees who are not officers, directors, or employees of VALIC or an affiliate of VALIC. ARC II is responsible for the payment of the retirement benefits, as well as all administration expenses of the plan. Generally, benefits vested under the plan are payable for a ten-year period upon retirement and are based upon each Trustee's years of service. In the event of a Trustee's death prior to complete distribution of benefits, the Trustee's beneficiary or estate will be entitled to receive installment payments or a discounted lump-sum payments of the remaining benefits. The following amounts for the retirement plan liability are included in the Trustees' fees and expenses line on the Statement of Assets and Liabilities and the amounts for the retirement plan expenses are included in the Trustees' fees and expenses on the Statement of Operations:

                                                Retirement Plan Retirement Plan
                                Retirement Plan     Expense        Payments
                                Liability as of --------------- ---------------
                                  August 31,         For the period ended
Fund                                 2008               August 31, 2008
------------------------------- --------------- -------------------------------
Aggressive Growth Lifestyle....    $ 72,286        $ 26,131         $ 5,507
Capital Appreciation...........      73,235          28,242           6,994
Conservative Growth Lifestyle..      62,568          16,192           4,372
Core Bond......................     159,546          65,679          11,818
High Yield Bond................     121,216          60,698           9,725
International Small Cap Equity.     278,972         212,384          28,094
Large Cap Value................     189,245         113,245          16,143
Mid Cap Growth.................      95,238          39,489           6,722
Mid Cap Value..................     378,853         159,219          31,459
Moderate Growth Lifestyle......     124,234          39,720           8,829
Money Market II................     198,404          98,349          16,132
Small Cap Growth...............      69,050          15,923           6,194
Small Cap Value................     162,235          76,957          12,617
Socially Responsible...........     317,048         274,899          28,421
Strategic Bond.................     178,711          94,860          14,850

 At August 31, 2008, VALIC, through their insurance company separate accounts, owned over five percent of the outstanding shares of the following Funds:

                    Fund                             VALIC
                    ------------------------------- ------
                    Aggressive Growth Lifestyle.... 100.00%
                    Capital Appreciation........... 100.00%
                    Conservative Growth Lifestyle.. 100.00%
                    Core Bond...................... 100.00%
                    High Yield Bond................  99.91%
                    International Small Cap Equity. 100.00%
                    Large Cap Value................ 100.00%
                    Mid Cap Growth................. 100.00%
                    Mid Cap Value..................  99.38%
                    Moderate Growth Lifestyle...... 100.00%
                    Money Market II................ 100.00%
                    Small Cap Growth............... 100.00%
                    Small Cap Value................ 100.00%
                    Socially Responsible...........  99.99%
                    Strategic Bond.................  99.66%

 As disclosed in the schedule of investments, certain Funds own securities issued by AIG or an affiliate thereof. As of August 31, 2008, the following Funds recorded realized gains (losses) and income on security transactions of AIG and subsidiaries of AIG as follows:

                                                                           Capital Gain
                                                                           Distribution
Fund                                      Security                Income     Received
------------------------------ -------------------------------- ---------- ------------
Aggressive Growth Lifestyle... Various ARC I and ARC II Funds*  $2,001,938  $1,385,296
Conservative Growth Lifestyle. Various ARC I and ARC II Funds*   1,483,916     563,795
Moderate Growth Lifestyle..... Various ARC I and ARC II Funds*   3,426,435   1,402,835

AIG Retirement Company II
NOTES TO FINANCIAL STATEMENTS -- (continued)
--------------------------------------------------------------------------------


                                                                                                                      Change in
                                                                Market Value   Cost of      Proceeds    Realized     Unrealized
Fund                                      Security               at 8/31/07   Purchases+   from Sales  Gain/(Loss)   Gain/(Loss)
------------------------------ -------------------------------- ------------ ------------ ------------ -----------  ------------
Aggressive Growth Lifestyle... Various ARC I and ARC II Funds*  $ 82,307,449 $129,583,573 $108,344,389 $(1,309,734) $(10,620,104)
Conservative Growth Lifestyle. Various ARC I and ARC II Funds*    48,977,011   79,489,163   65,310,878  (1,388,224)   (3,199,506)
Moderate Growth Lifestyle..... Various ARC I and ARC II Funds*   122,690,363  193,483,860  155,851,297  (1,830,720)  (12,546,586)

                               Market Value
Fund                           at 08/31/08
------------------------------ ------------
Aggressive Growth Lifestyle... $ 91,616,795
Conservative Growth Lifestyle.   58,567,566
Moderate Growth Lifestyle.....  145,945,620

--------
*See Portfolio of Investments for details.
+Includes reinvestment of distributions paid.

Note 4 -- Investment Activity

 The cost of purchases and proceeds from sales and maturities of long-term investments, during the period ended August 31, 2008, were as follows:

                                 Purchases of      Sales of
                                  Investment      Investment
                                  Securities      Securities
                                (Excluding U.S. (Excluding U.S. Purchase of U.S. Sales of U.S.
                                  Government      Government       Government     Government
Fund                              Securities)     Securities)      Securities     Securities
------------------------------- --------------- --------------- ---------------- -------------
Aggressive Growth Lifestyle.... $  124,735,779  $  106,888,197    $         --   $         --
Capital Appreciation...........     64,680,685      53,254,402              --             --
Conservative Growth Lifestyle..     77,441,451      59,653,369              --             --
Core Bond......................    224,616,697     205,330,543     125,207,640    135,767,389
High Yield Bond................    147,235,836     111,518,973              --             --
International Small Cap Equity.    766,722,578     704,095,142              --             --
Large Cap Value................    673,535,209     713,196,465              --             --
Mid Cap Growth.................    311,707,950     177,335,446              --             --
Mid Cap Value..................    563,748,777     382,811,987              --             --
Moderate Growth Lifestyle......    188,654,589     146,971,527              --             --
Small Cap Growth...............     81,761,693      79,736,356              --             --
Small Cap Value................    172,781,317      99,700,280       6,020,820      5,738,013
Socially Responsible...........  1,178,797,873   1,061,910,328              --             --
Strategic Bond.................    369,672,500     307,454,149     120,606,573    101,444,459

Note 5 -- Federal Income Taxes

 The following tables detail the tax basis of distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities due to temporary book/tax differences primarily arising from wash sales, post October losses, investments in passive foreign investment companies, and derivative transactions. Also included in the following tables are the capital loss carryforwards at August 31, 2008.

 The information in the following table is presented on the basis of cost for federal income tax purposes at August 31, 2008:

                                Identified Cost    Gross         Gross      Net Unrealized
                                of Investments   Unrealized    Unrealized    Appreciation
Fund                                 Owned      Appreciation  Depreciation  (Depreciation)
------------------------------- --------------- ------------ -------------  --------------
Aggressive Growth Lifestyle....  $113,533,132   $     6,014  $ (21,922,351)  $(21,916,337)
Capital Appreciation...........    81,630,560    13,409,205     (4,316,980)     9,092,225
Conservative Growth Lifestyle..    61,646,024         3,901     (3,082,359)    (3,078,458)
Core Bond......................   215,158,307     1,201,418     (8,759,174)    (7,557,756)
High Yield Bond................   222,672,585     2,880,973    (24,161,704)   (21,280,731)
International Small Cap Equity.   671,019,947    38,827,562    (85,654,189)   (46,826,627)
Large Cap Value................   322,322,179    10,233,260    (24,534,775)   (14,301,515)
Mid Cap Growth.................   209,069,081    14,359,508     (8,897,187)     5,462,321
Mid Cap Value..................   639,447,155    39,615,659    (61,456,711)   (21,841,052)
Moderate Growth Lifestyle......   156,006,832        31,235    (10,092,447)   (10,061,212)
Money Market II................   328,157,460            --             --             --
Small Cap Growth...............    50,742,137     4,088,264     (6,855,597)    (2,767,333)
Small Cap Value................   331,358,363    21,010,685    (45,508,776)   (24,498,091)
Socially Responsible...........   969,193,740    43,951,447   (101,215,173)   (57,263,726)
Strategic Bond.................   363,475,171     3,128,331    (18,911,628)   (15,783,297)

 The tax character of distributions paid may differ from the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income distributions for tax purposes. The tax basis distributable earnings at August 31, 2008 and the tax character of distributions paid during the year ended August 31, 2008 were as follows:

                                        Distributable Earnings             Tax Distributions
                               ----------------------------------------  ---------------------
                                              Long-
                                           Term Gains/     Unrealized               Long-Term
                                Ordinary   Capital And    Appreciation    Ordinary   Capital
Fund                             Income    Other Losses  (Depreciation)*   Income     Gains
------------------------------ ----------- ------------  --------------- ---------- ----------
Aggressive Growth Lifestyle... $14,114,539 $  4,453,808   $(21,916,337)  $1,704,533 $5,034,919
Capital Appreciation..........      56,733  (10,406,256)     9,092,225      293,483         --
Conservative Growth Lifestyle.   1,451,543      919,404     (3,078,458)   1,039,974  1,866,810

AIG Retirement Company II
NOTES TO FINANCIAL STATEMENTS -- (continued)
--------------------------------------------------------------------------------

                                         Distributable Earnings             Tax Distributions
                                ---------------------------------------  -----------------------
                                               Long-
                                            Term Gains/    Unrealized                 Long-Term
                                 Ordinary   Capital And   Appreciation    Ordinary     Capital
Fund                              Income    Other Losses (Depreciation)*   Income       Gains
------------------------------- ----------- ------------ --------------- ----------- -----------
Core Bond...................... $11,242,372 $(1,615,010)  $ (7,557,756)  $ 7,643,239 $        --
High Yield Bond................  16,902,353    (463,115)   (21,277,151)   11,547,138     418,421
International Small Cap Equity.  19,860,496  24,510,152    (46,887,487)   30,991,372  37,745,822
Large Cap Value................   5,298,743  (4,785,556)   (14,301,516)   17,023,310   8,707,988
Mid Cap Growth.................          --     869,714      5,462,317     2,729,499   6,475,243
Mid Cap Value..................   3,026,403   9,716,280    (21,839,006)   13,215,384  30,590,758
Moderate Growth Lifestyle......   3,320,144   3,877,420    (10,061,212)    2,475,944   6,180,652
Money Market II................     183,206          --             --    10,307,945          --
Small Cap Growth...............          --     493,157     (2,767,334)           --   3,340,790
Small Cap Value................   4,352,858  13,247,792    (24,498,091)    5,112,231   8,387,781
Socially Responsible...........  14,145,312   2,733,592    (57,263,726)   51,293,942  11,165,322
Strategic Bond.................  24,084,314     (87,486)   (15,915,004)   14,683,243   1,108,310

--------
*Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.

 The tax character of distributions paid during the year ended August 31, 2007 were as follows:

                                               Tax Distributions
                                            -----------------------
                                                         Long-Term
                                             Ordinary     Capital
            Fund                              Income       Gains
            ------------------------------- ----------- -----------
            Aggressive Growth Lifestyle.... $   757,435 $ 4,377,711
            Capital Appreciation...........     134,676          --
            Conservative Growth Lifestyle..     434,456   1,635,181
            Core Bond......................   3,641,316          --
            High Yield Bond................   5,583,929   2,645,527
            International Small Cap Equity.  14,316,655  11,512,801
            Large Cap Value................   4,298,805   9,655,500
            Mid Cap Growth.................          --   3,839,151
            Mid Cap Value..................  15,018,210  24,040,708
            Moderate Growth Lifestyle......   2,255,241   5,806,383
            Money Market II................  11,366,594          --
            Small Cap Growth...............          --          --
            Small Cap Value................   2,641,351   8,107,241
            Socially Responsible...........   8,500,868   1,279,671
            Strategic Bond.................   7,715,285   2,328,243

 As of August 31, 2008, the Funds indicated below have capital loss carryforwards, which expire in the year indicated and are available to offset future capital gains, if any:

                                                       Capital Loss Carryforward
                                ------------------------------------------------------------------------
Fund                               2010       2011       2012      2013     2014      2015       2016
------------------------------- ---------- ---------- ---------- -------- -------- ---------- ----------
Aggressive Growth Lifestyle.... $       -- $       -- $       -- $     -- $     -- $       -- $       --
Capital Appreciation...........  1,614,514  6,282,529  2,100,734  408,479       --         --         --
Conservative Growth Lifestyle..         --         --         --       --       --         --         --
Core Bond......................         --         --         --       --  348,311  1,248,815     17,884
High Yield Bond................         --         --         --       --       --         --    463,115
International Small Cap Equity.         --         --         --       --       --         --         --
Large Cap Value................         --         --         --       --       --         --  4,785,556
Mid Cap Growth.................         --         --         --       --       --         --         --
Mid Cap Value..................         --         --         --       --       --         --         --
Moderate Growth Lifestyle......         --         --         --       --       --         --         --
Money Market II................         --         --         --       --       --         --         --
Small Cap Growth...............         --         --         --       --       --         --         --
Small Cap Value................         --         --         --       --       --         --         --
Socially Responsible...........         --         --         --       --       --         --         --
Strategic Bond.................         --         --         --       --       --         --     87,486

AIG Retirement Company II
NOTES TO FINANCIAL STATEMENTS -- (continued)
--------------------------------------------------------------------------------


 The Funds indicated below utilized capital loss carryforwards, which offset net taxable gains realized in the current year.

                                                  Capital Loss
                                                  Carryforward
                  Fund                              Utilized
                  ------------------------------- ------------
                  Aggressive Growth Lifestyle....   $     --
                  Capital Appreciation...........    544,196
                  Conservative Growth Lifestyle..         --
                  Core Bond......................         --
                  High Yield Bond................         --
                  International Small Cap Equity.         --
                  Large Cap Value................         --
                  Mid Cap Growth.................         --
                  Mid Cap Value..................         --
                  Moderate Growth Lifestyle......         --
                  Money Market II................         --
                  Small Cap Growth...............         --
                  Small Cap Value................         --
                  Socially Responsible...........         --
                  Strategic Bond.................         --

 Under the tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following year. For the fiscal year ended August 31, 2008, the Funds elected to defer capital losses as follows:

                                  Deferred Post-October Deferred Post-October
  Fund                                Capital Loss          Currency Loss
  ------------------------------- --------------------- ---------------------
  Aggressive Growth Lifestyle....      $        --             $    --
  Capital Appreciation...........               --                  --
  Conservative Growth Lifestyle..               --                  --
  Core Bond......................        1,259,678                  --
  High Yield Bond................        4,878,646                  --
  International Small Cap Equity.       64,089,265                  --
  Large Cap Value................       30,282,645                  --
  Mid Cap Growth.................       12,861,696                  --
  Mid Cap Value..................       22,352,518              20,074
  Moderate Growth Lifestyle......               --                  --
  Money Market II................          733,778                  --
  Small Cap Growth...............        1,403,786                  --
  Small Cap Value................               --                  --
  Socially Responsible...........       59,270,583                  --
  Strategic Bond.................        3,720,407                  --

 For the period ended August 31, 2008, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to tax treatment of net investment losses, principal paydown adjustments, non-deductible expenses, disposition of passive foreign investment companies securities, dispositions of partnership interests, and foreign currency transactions to the components of net assets as follows:

                                    Accumulated       Accumulated
                                 Undistributed Net Undistributed Net
                                 Investment Income   Realized Gain    Capital
 Fund                                 (Loss)            (Loss)        Paid-in
 ------------------------------- ----------------- ----------------- ---------
 Aggressive Growth Lifestyle....    $       --        $        --    $      --
 Capital Appreciation...........            --                 --           --
 Conservative Growth Lifestyle..            --                 --           --
 Core Bond......................        68,786            (68,786)          --
 High Yield Bond................           979               (979)          --
 International Small Cap Equity.       889,706           (889,706)          --
 Large Cap Value................            --                 --           --
 Mid Cap Growth.................       385,141           (177,826)    (207,315)
 Mid Cap Value..................        39,240            (39,240)          --
 Moderate Growth Lifestyle......            --                 --           --
 Money Market II................            --                 --           --
 Small Cap Growth...............       379,045           (205,876)    (173,169)
 Small Cap Value................            --                 --           --
 Socially Responsible...........            --                 --           --
 Strategic Bond.................     5,167,392         (5,167,392)          --

AIG Retirement Company II
NOTES TO FINANCIAL STATEMENTS -- (continued)
--------------------------------------------------------------------------------


Note 6 -- Capital Share Transactions

 Transactions in capital shares of each Fund were as follows:

                                        Aggressive Growth Lifestyle
                         --------------------------------------------------------
                              For the year ended           For the year ended
                               August 31, 2008              August 31, 2007
                         ---------------------------  ---------------------------
                            Shares         Amount        Shares         Amount
                         ------------  -------------  ------------  -------------
Shares sold.............    3,667,472  $  42,768,939     3,162,967  $  39,016,416
Reinvested dividends....      560,687      6,739,452       434,078      5,135,146
Shares redeemed.........   (2,155,304)   (24,894,326)   (1,678,669)   (20,711,028)
                         ------------  -------------  ------------  -------------
Net increase (decrease).    2,072,855  $  24,614,065     1,918,376  $  23,440,534
                         ============  =============  ============  =============

                                       Conservative Growth Lifestyle
                         --------------------------------------------------------
                              For the year ended           For the year ended
                               August 31, 2008              August 31, 2007
                         ---------------------------  ---------------------------
                            Shares         Amount        Shares         Amount
                         ------------  -------------  ------------  -------------
Shares sold.............    2,692,820  $  28,928,353     1,882,325  $  20,964,355
Reinvested dividends....      265,702      2,906,784       191,279      2,069,637
Shares redeemed.........   (1,575,838)   (16,784,630)   (1,229,912)   (13,687,184)
                         ------------  -------------  ------------  -------------
Net increase (decrease).    1,382,684  $  15,050,507       843,692  $   9,346,808
                         ============  =============  ============  =============

                                              High Yield Bond
                         --------------------------------------------------------
                              For the year ended           For the year ended
                               August 31, 2008              August 31, 2007
                         ---------------------------  ---------------------------
                            Shares         Amount        Shares         Amount
                         ------------  -------------  ------------  -------------
Shares sold.............    9,109,967  $  80,115,160    13,102,725  $ 122,509,571
Reinvested dividends....    1,378,521     11,965,559       906,328      8,229,456
Shares redeemed.........   (7,197,434)   (62,655,342)   (4,161,297)   (38,708,529)
                         ------------  -------------  ------------  -------------
Net increase (decrease).    3,291,054  $  29,425,377     9,847,756  $  92,030,498
                         ============  =============  ============  =============

                                              Large Cap Value
                         --------------------------------------------------------
                              For the year ended           For the year ended
                               August 31, 2008              August 31, 2007
                         ---------------------------  ---------------------------
                            Shares         Amount        Shares         Amount
                         ------------  -------------  ------------  -------------
Shares sold.............    6,858,111  $  98,210,693    18,623,169  $ 286,763,039
Reinvested dividends....    1,760,007     25,731,298       921,076     13,954,305
Shares redeemed.........  (10,532,062)  (145,556,888)   (5,148,004)   (80,522,218)
                         ------------  -------------  ------------  -------------
Net increase (decrease).   (1,913,944) $ (21,614,897)   14,396,241  $ 220,195,126
                         ============  =============  ============  =============

                                               Mid Cap Value
                         --------------------------------------------------------
                              For the year ended           For the year ended
                               August 31, 2008              August 31, 2007
                         ---------------------------  ---------------------------
                            Shares         Amount        Shares         Amount
                         ------------  -------------  ------------  -------------
Shares sold.............   18,468,891  $ 297,945,454     8,858,190  $ 176,900,418
Reinvested dividends....    2,549,834     43,806,142     2,112,435     39,058,918
Shares redeemed.........   (6,785,192)  (116,534,093)   (4,162,526)   (82,551,999)
                         ------------  -------------  ------------  -------------
Net increase (decrease).   14,233,533  $ 225,217,503     6,808,099  $ 133,407,337
                         ============  =============  ============  =============

                                              Money Market II
                         --------------------------------------------------------
                              For the year ended           For the year ended
                               August 31, 2008              August 31, 2007
                         ---------------------------  ---------------------------
                            Shares         Amount        Shares         Amount
                         ------------  -------------  ------------  -------------
Shares sold.............  324,079,374  $ 324,079,374   370,731,455  $ 370,731,455
Reinvested dividends....   10,307,945     10,307,945    11,366,594     11,366,594
Shares redeemed......... (341,515,131)  (341,515,131) (196,374,556)  (196,374,556)
                         ------------  -------------  ------------  -------------
Net increase (decrease).   (7,127,812) $  (7,127,812)  185,723,493  $ 185,723,493
                         ============  =============  ============  =============

                                          Capital Appreciation
                         -----------------------------------------------------
                             For the year ended          For the year ended
                               August 31, 2008            August 31, 2007
                         --------------------------  -------------------------
                            Shares        Amount       Shares        Amount
                         -----------  -------------  ----------  -------------
Shares sold.............   7,552,349  $  81,750,758   3,983,573  $  40,505,922
Reinvested dividends....      25,432        293,483      13,898        134,676
Shares redeemed.........  (6,593,258)   (70,701,533) (4,015,512)   (40,978,062)
                         -----------  -------------  ----------  -------------
Net increase (decrease).     984,523  $  11,342,708     (18,041) $    (337,464)
                         ===========  =============  ==========  =============

                                               Core Bond
                         -----------------------------------------------------
                             For the year ended          For the year ended
                               August 31, 2008            August 31, 2007
                         --------------------------  -------------------------
                            Shares        Amount       Shares        Amount
                         -----------  -------------  ----------  -------------
Shares sold.............  13,294,040  $ 135,644,719  16,217,225  $ 164,707,098
Reinvested dividends....     758,258      7,643,239     360,884      3,641,316
Shares redeemed......... (13,992,688)  (142,469,735) (6,709,586)   (68,023,241)
                         -----------  -------------  ----------  -------------
Net increase (decrease).      59,610  $     818,223   9,868,523  $ 100,325,173
                         ===========  =============  ==========  =============

                                     International Small Cap Equity
                         -----------------------------------------------------
                             For the year ended          For the year ended
                               August 31, 2008            August 31, 2007
                         --------------------------  -------------------------
                            Shares        Amount       Shares        Amount
                         -----------  -------------  ----------  -------------
Shares sold.............   9,442,440  $ 165,694,088  17,238,389  $ 321,086,380
Reinvested dividends....   4,089,066     68,737,194   1,447,839     25,829,456
Shares redeemed.........  (7,779,781)  (129,825,285) (6,926,044)  (129,918,539)
                         -----------  -------------  ----------  -------------
Net increase (decrease).   5,751,725  $ 104,605,997  11,760,184  $ 216,997,297
                         ===========  =============  ==========  =============

                                             Mid Cap Growth
                         -----------------------------------------------------
                             For the year ended          For the year ended
                               August 31, 2008            August 31, 2007
                         --------------------------  -------------------------
                            Shares        Amount       Shares        Amount
                         -----------  -------------  ----------  -------------
Shares sold.............  22,051,824  $ 170,228,034   4,047,382  $  37,134,898
Reinvested dividends....   1,070,319      9,204,742     455,956      3,839,151
Shares redeemed.........  (3,300,761)   (26,830,548) (3,380,057)   (29,737,218)
                         -----------  -------------  ----------  -------------
Net increase (decrease).  19,821,382  $ 152,602,228   1,123,281  $  11,236,831
                         ===========  =============  ==========  =============

                                       Moderate Growth Lifestyle
                         -----------------------------------------------------
                             For the year ended          For the year ended
                               August 31, 2008            August 31, 2007
                         --------------------------  -------------------------
                            Shares        Amount       Shares        Amount
                         -----------  -------------  ----------  -------------
Shares sold.............   5,356,467  $  65,504,176   4,144,235  $  53,343,062
Reinvested dividends....     688,671      8,656,596     653,292      8,061,624
Shares redeemed.........  (2,663,219)   (32,666,248) (2,517,726)   (32,378,372)
                         -----------  -------------  ----------  -------------
Net increase (decrease).   3,381,919  $  41,494,524   2,279,801  $  29,026,314
                         ===========  =============  ==========  =============

                                            Small Cap Growth
                         -----------------------------------------------------
                             For the year ended          For the year ended
                               August 31, 2008            August 31, 2007
                         --------------------------  -------------------------
                            Shares        Amount       Shares        Amount
                         -----------  -------------  ----------  -------------
Shares sold.............   1,334,056  $  16,992,503   1,369,933  $  19,598,282
Reinvested dividends....     249,685      3,340,790          --             --
Shares redeemed.........  (1,273,361)   (16,134,780) (1,377,549)   (19,410,779)
                         -----------  -------------  ----------  -------------
Net increase (decrease).     310,380  $   4,198,513      (7,616) $     187,503
                         ===========  =============  ==========  =============

AIG Retirement Company II
NOTES TO FINANCIAL STATEMENTS -- (continued)
--------------------------------------------------------------------------------

                                           Small Cap Value
                         --------------------------------------------------
                            For the year ended        For the year ended
                              August 31, 2008           August 31, 2007
                         ------------------------  ------------------------
                           Shares       Amount       Shares       Amount
                         ----------  ------------  ----------  ------------
Shares sold.............  9,631,386  $129,073,247  10,498,009  $167,268,938
Reinvested dividends....    994,842    13,500,012     701,148    10,748,592
Shares redeemed......... (5,270,030)  (71,162,066) (1,902,938)  (30,186,257)
                         ----------  ------------  ----------  ------------
Net increase (decrease).  5,356,198  $ 71,411,193   9,296,219  $147,831,273
                         ==========  ============  ==========  ============

                                           Strategic Bond
                         --------------------------------------------------
                            For the year ended        For the year ended
                              August 31, 2008           August 31, 2007
                         ------------------------  ------------------------
                           Shares       Amount       Shares       Amount
                         ----------  ------------  ----------  ------------
Shares sold.............  9,891,159  $111,918,441  11,478,796  $131,229,482
Reinvested dividends....  1,426,518    15,791,553     891,174    10,043,528
Shares redeemed......... (5,097,882)  (57,425,810) (3,821,963)  (43,674,248)
                         ----------  ------------  ----------  ------------
Net increase (decrease).  6,219,795  $ 70,284,184   8,548,007  $ 97,598,762
                         ==========  ============  ==========  ============

                                         Socially Responsible
                         ----------------------------------------------------
                             For the year ended         For the year ended
                               August 31, 2008            August 31, 2007
                         --------------------------  ------------------------
                            Shares        Amount       Shares       Amount
                         -----------  -------------  ----------  ------------
Shares sold.............  22,156,419  $ 278,444,392  49,596,955  $653,308,019
Reinvested dividends....   5,008,762     62,459,264     760,540     9,780,539
Shares redeemed......... (15,688,784)  (187,855,085) (6,192,895)  (81,514,307)
                         -----------  -------------  ----------  ------------
Net increase (decrease).  11,476,397  $ 153,048,571  44,164,600  $581,574,251
                         ===========  =============  ==========  ============








Shares sold.............
Reinvested dividends....
Shares redeemed.........

Net increase (decrease).


Note 7 -- Expense Reductions

 Through expense offset arrangements, resulting from broker commission recapture, a portion of the Fund's expenses have been reduced. For the period ended August 31, 2008, the amount of expense reductions received by each fund, used to offset the Fund's non-affiliated expenses, were as follows:

                    Fund                  Expense Reductions
                    --------------------- ------------------
                    Large Cap Value......      $ 37,963
                    Mid Cap Growth.......        27,321
                    Mid Cap Value........        52,746
                    Small Cap Growth.....           992
                    Small Cap Value......        17,007
                    Socially Responsible.       144,264

Note 8 -- Investment Concentration

 The High Yield Bond Fund's investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

 The Funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. As a result of the Core Bond Fund and Strategic Bond Fund's concentration in such investments, it may be subject to risks associated with the U.S. Government. At the end of the period, the Funds had 35.3% and 13.3%, respectively, of their total net assets invested in such securities.

 Some of the Funds may invest internationally, including in "emerging market" countries. Emerging market securities involve risks not typically associated with investing in securities of issuers in more developed markets. These investments are subject to various risk factors including market, credit, exchange rate and sovereign risk. The markets in which these securities trade can be volatile and at times illiquid. These securities may be denominated in currencies other than U.S. dollars. While investing internationally may reduce portfolio risk by increasing the diversification of portfolio investments, the value of the investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. These risks are primary risks of the International Small Cap Equity Fund and Strategic Bond Fund. At the end of the period, the International Small Cap Equity Fund had 25.6% of its net assets invested in equity securities domiciled in Japan. At the end of the period, Strategic Bond Fund had 19.6% of its net assets invested in securities issued by foreign government agencies.

Note 9 -- Lines of Credit

 Except for the ARC II Large Cap Value Fund, ARC I and ARC II have established an $85 million committed and a $40 million uncommitted line of credit with State Street Bank and Trust Company ("State Street"), the Funds' custodian. Interest is currently payable at the Federal Funds Rate plus 50 basis points on the committed line and State Street's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum for the daily unused portion of the committed line of credit, which is included in interest expense on the Statement of Operations. Borrowings under the line of credit will commence when the Fund's cash shortfall exceeds $100,000.

 For the period ended August 31, 2008, the following Funds had borrowings:

                                                     Average   Weighted
                                  Days     Interest    Debt    Average
         Fund                  Outstanding Charges   Utilized  Interest
         --------------------- ----------- -------- ---------- --------
         Capital Appreciation.     16       $4,051  $3,249,196   2.77%
         Core Bond............     27        2,069     858,533   3.24%

AIG Retirement Company II
NOTES TO FINANCIAL STATEMENTS -- (continued)
--------------------------------------------------------------------------------

                                                          Average   Weighted
                                       Days     Interest    Debt    Average
    Fund                            Outstanding Charges   Utilized  Interest
    ------------------------------- ----------- -------- ---------- --------
    International Small Cap Equity.      5       $1,425  $2,153,343   4.76%
    Mid Cap Value..................      8        1,106   1,038,004   4.84%
    Small Cap Growth...............      7          382     391,775   4.96%
    Socially Responsible...........      3          493   1,140,172   5.19%

 As of August 31, 2008, none of the Funds had outstanding borrowings.

Note 10 -- Interfund Lending Agreement

 Pursuant to the exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in an interfund lending program among investment companies advised by VALIC or an affiliate. The interfund lending program allows the participating portfolios to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the period ended August 31, 2008, none of the Funds participated in this program.

Note 11 -- Security Transactions with Affiliated Portfolios

 The Funds are permitted to purchase or sell securities from certain other affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees of AIG Retirement Company II. The procedures have been designed to ensure that any purchase or sale of securities by a fund from or to another fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effective at the current market price. For the year ended August 31, 2008, the following Funds engaged in security transactions with affiliated Funds:

                                                      Realized
                                  Cost of   Proceeds   Gain/
                 Fund            Purchases from Sales  (Loss)
                 --------------- --------- ---------- --------
                 Mid Cap Growth. $616,166   $584,575  $18,851

 During the period, the following Funds incurred brokerage commissions with affiliated brokers which are affiliates of a sub-advisor:

                                      Small Cap Growth Small Cap Value
                                      ---------------- ---------------
          Bear Stearns & Co..........      $1,017           $664
          JP Morgan Securities, Inc..         474              -

Note 12 -- Unfunded Loan Commitments

 On August 31, 2008, the High Yield Bond Fund had the following unfunded loan commitment which could be extended at the option of the borrower:

Fund                       Name                     Type          Maturity Date  Amount
---------------- ------------------------- ---------------------- ------------- --------
High Yield Bond. Triax Pharmaceuticals LLC Delayed Draw Term Loan   08/30/11    $ 91,200
High Yield Bond. Greektown Holdings LLC    Delayed Term Loan        06/01/09     565,957

Note 13 -- Subsequent Event

 On October 6, 2008, the Board of Trustees (the "Board") of AIG Retirement Company II approved the participation of the Money Market II Fund in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). The Program's guarantee only applies to shareholders of the Money Market II Fund as of the close of business on September 19, 2008. Subject to certain conditions and limitations, the per share amount held by shareholders of the Money Market II Fund as of the close of business on September 19, 2008 are guaranteed against loss in the event the per share net asset value falls below $0.995 (a "Guarantee Event") and the Money Market II Fund subsequently liquidates. Participation in the Program until December 18, 2008 requires a payment to the U.S. Department of the Treasury in the amount of 0.01% of the net asset value of the Money Market II Fund as of the close of business on September 19, 2008. The cost to participate in the Program will be borne by the Money Market II Fund subject to the expense limitations currently in effect for the Money Market II Fund. The total guaranteed payments that may be made by the U.S. Department of the Treasury under the Program, for all money market funds participating in the Program, is dependent upon the availability of assets in the Treasury's Exchange Stabilization Fund, which is currently valued at approximately $50 billion. The Secretary of the Treasury may extend the Program beyond its initial three-month term through the close of business on September 18, 2009. Please refer to the Money Market II Fund's prospectus for additional information about the Program.

 On September 22, 2008, American International Group, Inc. ("AIG") the ultimate parent of VALIC, the Funds' investment adviser, American General Distributors, Inc., the Funds' distributor, AIG SunAmerica, the subadvisor to the Money Market II Fund and the Funds' administrator and AIGGIC, subadviser to certain Funds, entered into a two-year $85 billion revolving credit facility (the "Credit Facility") and a Guarantee and Pledge Agreement with the Federal Reserve Bank of New York under the terms of which AIG will issue a new series of perpetual, non-redeemable Convertible Participating Serial Preferred Stock (the "Preferred Stock") to a trust that will hold the Preferred Stock for the benefit of the United States Treasury. On October 3, 2008, AIG announced that it plans to retain its U.S. property and casualty and foreign general insurance businesses, and to retain a continuing ownership interest in its foreign life insurance operations, and that it is exploring divestiture opportunities for its remaining high-quality businesses and assets.

Note 14 -- Other Matters

 On December 31, 2007 Ernst & Young, LLP ("E&Y") resigned as the independent registered public accounting firm of AIG Retirement Company II.

 On February 28, 2008, the Board of Trustees of AIG Retirement Company II selected PricewaterhouseCoopers, LLP as the new independent registered public accounting firm for AIG Retirement Company II. E&Y's reports on AIG Retirement Company II's financial statements for the two most recent fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on AIG Retirement Company II's financial statements.

AIG Retirement Company II
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                                                               Aggressive Growth Lifestyle Fund
                                                                         --------------------------------------------
                                                                                     Year Ended August 31,
                                                                         --------------------------------------------
                                                                           2008      2007     2006     2005     2004
                                                                         -------   -------  -------  -------  -------

PER SHARE DATA
Net asset value at beginning of period.................................. $ 12.59   $ 11.71  $ 10.98  $  9.10  $  8.37
                                                                         --------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)/(d)/....................................    0.24      0.23     0.15     0.08     0.08
   Net realized and unrealized gain (loss) on investments and foreign
    currencies..........................................................   (1.25)     1.64     1.00     1.88     0.73
   Net increase from payments by affiliates.............................       -         -        -        -        -
                                                                         --------------------------------------------
   Total income (loss) from investment operations.......................   (1.01)     1.87     1.15     1.96     0.81
                                                                         --------------------------------------------
Distributions from:
   Net investment income................................................   (0.19)        -    (0.18)   (0.08)   (0.08)
   Net realized gain on securities......................................   (0.76)    (0.99)   (0.24)       -        -
                                                                         --------------------------------------------
   Total distributions..................................................   (0.95)    (0.99)   (0.42)   (0.08)   (0.08)
                                                                         --------------------------------------------
Net asset value at end of period........................................ $ 10.63   $ 12.59  $ 11.71  $ 10.98  $  9.10
                                                                         --------------------------------------------
TOTAL RETURN/(a)/.......................................................   (8.92)%   16.53%   10.65%   21.62%    9.66%
                                                                         --------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)(f)/.........................    0.10%     0.10%    0.10%    0.10%    0.10%
Ratio of expenses to average net assets/(c)(f)/.........................    0.23%     0.23%    0.29%    0.30%    0.34%
Ratio of expense reductions to average net assets.......................       -         -        -        -        -
Ratio of net investment income (loss) to average net assets/(b)/........    2.15%     1.93%    1.31%    0.80%    0.89%
Ratio of net investment income (loss) to average net assets/(c)/........    2.02%     1.80%    1.12%    0.60%    0.65%
Portfolio turnover rate.................................................     119%       53%      79%      40%      71%
Number of shares outstanding at end of period (000's)...................   8,603     6,530    4,612    3,700    3,683
Net assets at the end of period (000's)................................. $91,464   $82,221  $53,987  $40,623  $33,520

                                                                                      Capital Appreciation Fund
                                                                         -------------------------------------------------
                                                                                        Year Ended August 31,
                                                                         -------------------------------------------------
                                                                           2008        2007        2006     2005     2004
                                                                         -------   -------       -------  -------  -------

PER SHARE DATA
Net asset value at beginning of period.................................. $ 10.83   $  8.90       $  8.90  $  7.79  $  7.66
                                                                         -------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)/(d)/....................................    0.01      0.04          0.02     0.03    (0.02)
   Net realized and unrealized gain (loss) on investments and foreign
    currencies..........................................................   (0.57)     1.91         (0.01)    1.11     0.15
   Net increase from payments by affiliates.............................       -      0.00             -        -        -
                                                                         -------------------------------------------------
   Total income (loss) from investment operations.......................   (0.56)     1.95          0.01     1.14     0.13
                                                                         -------------------------------------------------
Distributions from:
   Net investment income................................................   (0.03)    (0.02)        (0.01)   (0.03)       -
   Net realized gain on securities......................................       -         -             -        -        -
                                                                         -------------------------------------------------
   Total distributions..................................................   (0.03)    (0.02)        (0.01)   (0.03)       -
                                                                         -------------------------------------------------
Net asset value at end of period........................................ $ 10.24   $ 10.83       $  8.90  $  8.90  $  7.79
                                                                         -------------------------------------------------
TOTAL RETURN/(a)/.......................................................   (5.18)%   21.90%/(e)/    0.06%   14.58%    1.70%
                                                                         -------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)(f)/.........................    0.85%     0.85%         0.85%    0.85%    0.85%
Ratio of expenses to average net assets/(c)(f)/.........................    1.01%     1.03%         1.03%    1.13%    1.19%
Ratio of expense reductions to average net assets.......................       -      0.00%            -        -        -
Ratio of net investment income (loss) to average net assets/(b)/........    0.05%     0.38%         0.21%    0.34%   (0.22)%
Ratio of net investment income (loss) to average net assets/(c)/........   (0.11)%    0.19%         0.03%    0.06%   (0.56)%
Portfolio turnover rate.................................................      57%       32%          169%     105%     119%
Number of shares outstanding at end of period (000's)...................   8,763     7,779         7,797    5,499    5,462
Net assets at the end of period (000's)................................. $89,774   $84,269       $69,412  $48,939  $42,544

/(a)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
/(b)/Includes expense reimbursements, but excludes expense reductions. /(c)/Excludes expense reimbursements and expense reductions.
/(d)/The per share amounts are calculated using the average share method. /(e)/The Fund's performance was increased by less than 0.01% from a reimbursement by an affiliate.
/(f)/Does not include underlying fund expenses that the Funds bear indirectly.

AIG Retirement Company II
FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                                                              Conservative Growth Lifestyle Fund
                                                                         --------------------------------------------
                                                                                     Year Ended August 31,
                                                                         --------------------------------------------
                                                                           2008      2007     2006     2005     2004
                                                                         -------   -------  -------  -------  -------

PER SHARE DATA
Net asset value at beginning of period.................................. $ 11.29   $ 10.70  $ 10.81  $  9.79  $  9.37
                                                                         --------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)/(d)/....................................    0.27      0.19     0.15     0.24     0.30
   Net realized and unrealized gain (loss) on investments and foreign
    currencies..........................................................   (0.72)     0.99     0.42     1.03     0.41
   Net increase from payments by affiliates.............................       -         -        -        -        -
                                                                         --------------------------------------------
   Total income (loss) from investment operations.......................   (0.45)     1.18     0.57     1.27     0.71
                                                                         --------------------------------------------
Distributions from:
   Net investment income................................................   (0.16)        -    (0.18)   (0.25)   (0.29)
   Net realized gain on securities......................................   (0.45)    (0.59)   (0.50)       -        -
                                                                         --------------------------------------------
   Total distributions..................................................   (0.61)    (0.59)   (0.68)   (0.25)   (0.29)
                                                                         --------------------------------------------
Net asset value at end of period........................................ $ 10.23   $ 11.29  $ 10.70  $ 10.81  $  9.79
                                                                         --------------------------------------------
TOTAL RETURN/(a)/.......................................................   (4.36)%   11.28%    5.50%   13.03%    7.60%
                                                                         --------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)(f)/.........................    0.10%     0.10%    0.10%    0.10%    0.10%
Ratio of expenses to average net assets/(c)(f)/.........................    0.27%     0.28%    0.33%    0.31%    0.36%
Ratio of expense reductions to average net assets.......................       -         -        -        -        -
Ratio of net investment income (loss) to average net assets/(b)/........    2.58%     1.75%    1.38%    2.35%    3.01%
Ratio of net investment income (loss) to average net assets/(c)/........    2.40%     1.57%    1.15%    2.14%    2.75%
Portfolio turnover rate.................................................     107%       75%      81%      46%      67%
Number of shares outstanding at end of period (000's)...................   5,715     4,332    3,488    3,190    3,130
Net assets at the end of period (000's)................................. $58,445   $48,897  $37,309  $34,468  $30,649

                                                                         ------------------------

                                                                         ------------------------
                                                                           2008         2007
                                                                         --------  --------

PER SHARE DATA
Net asset value at beginning of period.................................. $  10.17  $  10.09
                                                                         ------------------------
Income (loss) from investment operations:
   Net investment income (loss)/(d)/....................................     0.51      0.48
   Net realized and unrealized gain (loss) on investments and foreign
    currencies..........................................................    (0.28)    (0.11)
   Net increase from payments by affiliates.............................        -         -
                                                                         ------------------------
   Total income (loss) from investment operations.......................     0.23      0.37
                                                                         ------------------------
Distributions from:
   Net investment income................................................    (0.32)    (0.29)
   Net realized gain on securities......................................        -         -
                                                                         ------------------------
   Total distributions..................................................    (0.32)    (0.29)
                                                                         ------------------------
Net asset value at end of period........................................ $  10.08  $  10.17
                                                                         ------------------------
TOTAL RETURN/(a)/.......................................................     2.24%     3.67%
                                                                         ------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)(f)/.........................     0.77%     0.77%
Ratio of expenses to average net assets/(c)(f)/.........................     0.93%     0.93%
Ratio of expense reductions to average net assets.......................        -         -
Ratio of net investment income (loss) to average net assets/(b)/........     4.97%     4.84%
Ratio of net investment income (loss) to average net assets/(c)/........     4.80%     4.68%
Portfolio turnover rate.................................................      158%      180%/(g)/
Number of shares outstanding at end of period (000's)...................   20,731    20,671
Net assets at the end of period (000's)................................. $209,052  $210,322

                                                                               Core Bond Fund
                                                                         -----------------------------------------
                                                                           Year Ended August 31,
                                                                         -----------------------------------------
                                                                              2006            2005              2004
                                                                         --------       --------          -------

PER SHARE DATA
Net asset value at beginning of period.................................. $  10.06       $  10.00          $ 10.02
                                                                         -----------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)/(d)/....................................     0.49           0.42             0.34
   Net realized and unrealized gain (loss) on investments and foreign
    currencies..........................................................    (0.31)          0.08             0.22
   Net increase from payments by affiliates.............................        -              -                -
                                                                         -----------------------------------------
   Total income (loss) from investment operations.......................     0.18           0.50             0.56
                                                                         -----------------------------------------
Distributions from:
   Net investment income................................................    (0.13)         (0.41)           (0.35)
   Net realized gain on securities......................................    (0.02)         (0.03)           (0.23)
                                                                         -----------------------------------------
   Total distributions..................................................    (0.15)         (0.44)           (0.58)
                                                                         -----------------------------------------
Net asset value at end of period........................................ $  10.09       $  10.06          $ 10.00
                                                                         -----------------------------------------
TOTAL RETURN/(a)/.......................................................     1.82%          5.05%            5.71%
                                                                         -----------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)(f)/.........................     0.77%          0.77%            0.77%
Ratio of expenses to average net assets/(c)(f)/.........................     1.03%          1.00%            1.07%
Ratio of expense reductions to average net assets.......................        -              -                -
Ratio of net investment income (loss) to average net assets/(b)/........     4.91%          4.23%            3.37%
Ratio of net investment income (loss) to average net assets/(c)/........     4.66%          3.99%            3.07%
Portfolio turnover rate.................................................      206%/(g)/      216%/(e)(g)/     256%/(e)(g)/
Number of shares outstanding at end of period (000's)...................   10,802         10,072            7,138
Net assets at the end of period (000's)................................. $109,007       $101,299          $71,409

/(a)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
/(b)/Includes expense reimbursements, but excludes expense reductions. /(c)/Excludes expense reimbursements and expense reductions.
/(d)/The per share amounts are calculated using the average share method. /(e)/Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

                              Fund       2005 2004
                              ---------- ---- ----
                              Core Bond. 205% 179%

/(f)/Does not include underlying fund expenses that the Funds bear indirectly. /(g)/Portfolio turnover includes "to be announced" ("TBA") transactions.
     Previously, portfolio turnover was calculated prior to including TBA transactions and was as follows:

                         Fund       2007 2006 2005 2004
                         ---------- ---- ---- ---- ----
                         Core Bond. 155% 202% 212% 187%

AIG Retirement Company II
FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                                                                        High Yield Bond Fund
                                                                  -------------------------------------------------
                                                                                       Year Ended August 31,
                                                                  -------------------------------------------------
                                                                     2008      2007         2006          2005
                                                                  --------   --------  --------       -------

PER SHARE DATA
Net asset value at beginning of period........................... $   9.10   $   9.32  $   8.87       $  8.28
                                                                  -------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)/(d)/.............................     0.72       0.69      0.63          0.62
   Net realized and unrealized gain (loss) on investments and
    foreign currencies...........................................    (0.87)     (0.26)     0.07          0.78
   Net increase from payments by affiliates......................        -          -      0.00             -
                                                                  -------------------------------------------------
   Total income (loss) from investment operations................    (0.15)      0.43      0.70          1.40
                                                                  -------------------------------------------------
Distributions from:
   Net investment income.........................................    (0.50)     (0.44)    (0.16)        (0.63)
   Net realized gain on securities...............................    (0.02)     (0.21)    (0.09)        (0.18)
                                                                  -------------------------------------------------
   Total distributions...........................................    (0.52)     (0.65)    (0.25)        (0.81)
                                                                  -------------------------------------------------
Net asset value at end of period................................. $   8.43   $   9.10  $   9.32       $  8.87
                                                                  -------------------------------------------------
TOTAL RETURN/(a)/................................................    (1.79)%     4.62%     8.16%/(g)/   17.45%
                                                                  -------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/.....................     0.99%      0.99%     0.99%         0.99%
Ratio of expenses to average net assets/(c)/.....................     1.13%      1.16%     1.19%         1.27%
Ratio of expense reductions to average net assets................        -          -         -             -
Ratio of net investment income (loss) to average net assets/(b)/.     8.25%      7.63%     7.07%         7.30%
Ratio of net investment income (loss) to average net assets/(c)/.     8.12%      7.46%     6.87%         7.01%
Portfolio turnover rate..........................................       57%        47%       53%           58%/(f)/
Number of shares outstanding at end of period (000's)............   24,516     21,225    11,377         9,090
Net assets at the end of period (000's).......................... $206,712   $193,127  $106,070       $80,665

                                                                  ---------

                                                                  ---------
                                                                       2004
                                                                  --------

PER SHARE DATA
Net asset value at beginning of period...........................  $  7.73
                                                                  ---------
Income (loss) from investment operations:
   Net investment income (loss)/(d)/.............................     0.69
   Net realized and unrealized gain (loss) on investments and
    foreign currencies...........................................     0.54
   Net increase from payments by affiliates......................        -
                                                                  ---------
   Total income (loss) from investment operations................     1.23
                                                                  ---------
Distributions from:
   Net investment income.........................................    (0.68)
   Net realized gain on securities...............................        -
                                                                  ---------
   Total distributions...........................................    (0.68)
                                                                  ---------
Net asset value at end of period.................................  $  8.28
                                                                  ---------
TOTAL RETURN/(a)/................................................    16.27%
                                                                  ---------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/.....................     0.99%
Ratio of expenses to average net assets/(c)/.....................    1.31%//
Ratio of expense reductions to average net assets................        -
Ratio of net investment income (loss) to average net assets/(b)/.     8.45%
Ratio of net investment income (loss) to average net assets/(c)/.     8.12%
Portfolio turnover rate..........................................      110%/(f)/
Number of shares outstanding at end of period (000's)............    6,470
Net assets at the end of period (000's)..........................  $53,562

                                                                                International Small Cap Equity Fund
                                                                  -------------------------------------------------------
                                                                                       Year Ended August 31,
                                                                  -------------------------------------------------------
                                                                     2008         2007           2006           2005
                                                                  --------   --------       --------       --------

PER SHARE DATA
Net asset value at beginning of period........................... $  19.78   $  16.80       $  14.05       $  10.36
                                                                  -------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)/(d)/.............................     0.16       0.16           0.11           0.12
   Net realized and unrealized gain (loss) on investments and
    foreign currencies...........................................    (3.62)      3.68           2.87           3.68
   Net increase from payments by affiliates......................     0.00       0.00           0.00              -
                                                                  -------------------------------------------------------
   Total income (loss) from investment operations................    (3.46)      3.84           2.98           3.80
                                                                  -------------------------------------------------------
Distributions from:
   Net investment income.........................................    (0.11)     (0.06)         (0.03)         (0.04)
   Net realized gain on securities...............................    (1.63)     (0.80)         (0.20)         (0.07)
                                                                  -------------------------------------------------------
   Total distributions...........................................    (1.74)     (0.86)         (0.23)         (0.11)
                                                                  -------------------------------------------------------
Net asset value at end of period................................. $  14.58   $  19.78       $  16.80       $  14.05
                                                                  -------------------------------------------------------
TOTAL RETURN/(a)/................................................   (18.68)%    23.44%/(h)/    21.36%/(e)/    36.89%/(e)/
                                                                  -------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/.....................     1.00%      1.00%          1.00%          1.00%
Ratio of expenses to average net assets/(c)/.....................     1.31%      1.29%          1.37%          1.57%
Ratio of expense reductions to average net assets................        -          -              -              -
Ratio of net investment income (loss) to average net assets/(b)/.     0.97%      0.84%          0.72%          0.99%
Ratio of net investment income (loss) to average net assets/(c)/.     0.66%      0.55%          0.35%          0.42%
Portfolio turnover rate..........................................      101%        72%            69%           143%
Number of shares outstanding at end of period (000's)............   42,957     37,205         25,445          7,405
Net assets at the end of period (000's).......................... $626,351   $735,844       $427,437       $104,030

                                                                  --------

                                                                  --------
                                                                    2004
                                                                  -------

PER SHARE DATA
Net asset value at beginning of period........................... $  9.07
                                                                  --------
Income (loss) from investment operations:
   Net investment income (loss)/(d)/.............................    0.11
   Net realized and unrealized gain (loss) on investments and
    foreign currencies...........................................    1.29
   Net increase from payments by affiliates......................       -
                                                                  --------
   Total income (loss) from investment operations................    1.40
                                                                  --------
Distributions from:
   Net investment income.........................................   (0.11)
   Net realized gain on securities...............................       -
                                                                  --------
   Total distributions...........................................   (0.11)
                                                                  --------
Net asset value at end of period................................. $ 10.36
                                                                  --------
TOTAL RETURN/(a)/................................................   15.42%
                                                                  --------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/.....................    1.00%
Ratio of expenses to average net assets/(c)/.....................    1.62%
Ratio of expense reductions to average net assets................       -
Ratio of net investment income (loss) to average net assets/(b)/.    1.09%
Ratio of net investment income (loss) to average net assets/(c)/.    0.47%
Portfolio turnover rate..........................................      85%
Number of shares outstanding at end of period (000's)............   3,980
Net assets at the end of period (000's).......................... $41,227

/(a)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
/(b)/Includes expense reimbursements, but excludes expense reductions. /(c)/Excludes expense reimbursements and expense reductions.
/(d)/The per share amounts are calculated using the average share method. /(e)/The Fund's performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.
/(f)/Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

                           Fund             2005 2004
                           ---------------- ---- ----
                           High Yield Bond.  57% 110%

/(g)/The Fund's performance figure was increased by less than 0.01% from a reimbursement by an affiliate.
/(h)/The Fund's performance figure was increased by 0.06% from a reimbursement for losses realized on the disposal of investments in violation of investment restrictions.

AIG Retirement Company II
FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                                                                            Large Cap Value Fund
                                                                         --------------------------------------------
                                                                                           Year Ended August 31,
                                                                         --------------------------------------------
                                                                            2008      2007         2006        2005
                                                                         --------   --------  --------       -------

PER SHARE DATA
Net asset value at beginning of period.................................. $  15.74   $  14.58  $  13.72       $ 12.18
                                                                         --------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)/(d)/....................................     0.20       0.18      0.21          0.18
   Net realized and unrealized gain (loss) on investments and foreign
    currencies..........................................................    (2.51)      1.67      1.50          2.05
   Net increase from payments by affiliates.............................        -          -      0.00             -
                                                                         --------------------------------------------
   Total income (loss) from investment operations.......................    (2.31)      1.85      1.71          2.23
                                                                         --------------------------------------------
Distributions from:
   Net investment income................................................    (0.14)     (0.07)    (0.06)        (0.17)
   Net realized gain on securities......................................    (0.78)     (0.62)    (0.79)        (0.52)
                                                                         --------------------------------------------
   Total distributions..................................................    (0.92)     (0.69)    (0.85)        (0.69)
                                                                         --------------------------------------------
Net asset value at end of period........................................ $  12.51   $  15.74  $  14.58       $ 13.72
                                                                         --------------------------------------------
TOTAL RETURN/(a)/.......................................................   (15.47)%    12.89%    12.98%/(f)/   18.62%
                                                                         --------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/............................     0.81%      0.81%     0.81%         0.81%
Ratio of expenses to average net assets/(c)/............................     0.92%      0.89%     0.97%         1.01%
Ratio of expense reductions to average net assets.......................     0.01%         -         -             -
Ratio of net investment income (loss) to average net assets/(b)/........     1.41%      1.16%     1.54%         1.41%
Ratio of net investment income (loss) to average net assets/(c)/........     1.30%      1.08%     1.38%         1.21%
Portfolio turnover rate.................................................      183%       105%      103%           84%
Number of shares outstanding at end of period (000's)...................   24,675     26,589    12,192         6,476
Net assets at the end of period (000's)................................. $308,635   $418,508  $177,737       $88,853

                                                                         --------

                                                                         --------
                                                                             2004
                                                                         -------

PER SHARE DATA
Net asset value at beginning of period.................................. $ 10.97
                                                                         --------
Income (loss) from investment operations:
   Net investment income (loss)/(d)/....................................    0.15
   Net realized and unrealized gain (loss) on investments and foreign
    currencies..........................................................    1.21
   Net increase from payments by affiliates.............................       -
                                                                         --------
   Total income (loss) from investment operations.......................    1.36
                                                                         --------
Distributions from:
   Net investment income................................................   (0.15)
   Net realized gain on securities......................................       -
                                                                         --------
   Total distributions..................................................   (0.15)
                                                                         --------
Net asset value at end of period........................................ $ 12.18
                                                                         --------
TOTAL RETURN/(a)/.......................................................   12.42%/(e)/
                                                                         --------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/............................    0.81%
Ratio of expenses to average net assets/(c)/............................    1.08%
Ratio of expense reductions to average net assets.......................       -
Ratio of net investment income (loss) to average net assets/(b)/........    1.26%
Ratio of net investment income (loss) to average net assets/(c)/........    0.99%
Portfolio turnover rate.................................................      97%
Number of shares outstanding at end of period (000's)...................   5,735
Net assets at the end of period (000's)................................. $69,831

                                                                                        Mid Cap Growth Fund
                                                                         ------------------------------------------------
                                                                                       Year Ended August 31,
                                                                         ------------------------------------------------
                                                                            2008      2007      2006      2005      2004
                                                                         --------   -------   -------   -------   -------

PER SHARE DATA
Net asset value at beginning of period.................................. $   9.36   $  8.15   $  7.56   $  5.94   $  5.70
                                                                         ------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)/(d)/....................................    (0.02)    (0.02)    (0.01)    (0.01)    (0.03)
   Net realized and unrealized gain (loss) on investments and foreign
    currencies..........................................................    (0.97)     1.80      0.60      1.63      0.27
   Net increase from payments by affiliates.............................        -         -         -         -         -
                                                                         ------------------------------------------------
   Total income (loss) from investment operations.......................    (0.99)     1.78      0.59      1.62      0.24
                                                                         ------------------------------------------------
Distributions from:
   Net investment income................................................        -         -         -         -         -
   Net realized gain on securities......................................    (0.95)    (0.57)        -         -         -
                                                                         ------------------------------------------------
   Total distributions..................................................    (0.95)    (0.57)        -         -         -
                                                                         ------------------------------------------------
Net asset value at end of period........................................ $   7.42   $  9.36   $  8.15   $  7.56   $  5.94
                                                                         ------------------------------------------------
TOTAL RETURN/(a)/.......................................................   (11.98)%   22.57%     7.80%    27.27%     4.21%
                                                                         ------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/............................     0.85%     0.85%     0.85%     0.85%     0.85%
Ratio of expenses to average net assets/(c)/............................     1.17%     1.25%     1.34%     1.37%     1.40%
Ratio of expense reductions to average net assets.......................     0.02%     0.01%        -         -         -
Ratio of net investment income (loss) to average net assets/(b)/........    (0.28)%   (0.26)%   (0.15)%   (0.18)%   (0.41)%
Ratio of net investment income (loss) to average net assets/(c)/........    (0.60)%   (0.66)%   (0.64)%   (0.70)%   (0.96)%
Portfolio turnover rate.................................................      125%      121%      142%      125%      123%
Number of shares outstanding at end of period (000's)...................   28,873     9,052     7,929     6,920     7,487
Net assets at the end of period (000's)................................. $214,201   $84,765   $64,583   $52,335   $44,446

/(a)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
/(b)/Includes expense reimbursements, but excludes expense reductions. /(c)/Excludes expense reimbursements and expense reductions.
/(d)/The per share amounts are calculated using the average share method. /(e)/The Fund's performance figure increased by 0.09% from a gain realized on the disposal of investments in violation of investment restrictions. /(f)/The Fund's performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

AIG Retirement Company II
FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                                                                          Mid Cap Value Fund
                                                                         --------------------------------------------------
                                                                                        Year Ended August 31,
                                                                         --------------------------------------------------
                                                                            2008      2007      2006       2005       2004
                                                                         --------   --------  --------  --------   --------

PER SHARE DATA
Net asset value at beginning of period.................................. $  20.09   $  18.75  $  18.27  $  16.18   $  14.10
                                                                         --------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)/(d)/....................................     0.07       0.10      0.08      0.01       0.02
   Net realized and unrealized gain (loss) on investments and foreign
    currencies..........................................................    (3.11)      3.14      1.79      3.63       2.08
   Net increase from payments by affiliates.............................        -          -         -         -          -
                                                                         --------------------------------------------------
   Total income (loss) from investment operations.......................    (3.04)      3.24      1.87      3.64       2.10
                                                                         --------------------------------------------------
Distributions from:
   Net investment income................................................    (0.09)     (0.07)    (0.01)    (0.01)     (0.02)
   Net realized gain on securities......................................    (1.65)     (1.83)    (1.38)    (1.54)         -
                                                                         --------------------------------------------------
   Total distributions..................................................    (1.74)     (1.90)    (1.39)    (1.55)     (0.02)
                                                                         --------------------------------------------------
Net asset value at end of period........................................ $  15.31   $  20.09  $  18.75  $  18.27   $  16.18
                                                                         --------------------------------------------------
TOTAL RETURN/(a)/.......................................................   (16.05)%    18.15%    10.74%    23.18%     14.86%
                                                                         --------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)(e)/.........................     1.05%      1.05%     1.05%     1.05%      1.05%
Ratio of expenses to average net assets/(c)(e)/.........................     1.13%      1.11%     1.20%     1.18%      1.25%
Ratio of expense reductions to average net assets.......................     0.01%      0.02%     0.01%     0.02%      0.03%
Ratio of net investment income (loss) to average net assets/(b)/........     0.43%      0.47%     0.40%     0.01%      0.09%
Ratio of net investment income (loss) to average net assets/(c)/........     0.35%      0.41%     0.25%    (0.11)%    (0.11)%
Portfolio turnover rate.................................................       72%        59%       76%       46%        57%
Number of shares outstanding at end of period (000's)...................   40,372     26,139    19,331    16,528     11,902
Net assets at the end of period (000's)................................. $618,150   $525,119  $362,379  $302,014   $192,607

                                                                                 Moderate Growth Lifestyle Fund
                                                                         ----------------------------------------------
                                                                                      Year Ended August 31,
                                                                         ----------------------------------------------
                                                                            2008      2007      2006     2005     2004
                                                                         --------   --------  -------  -------  -------

PER SHARE DATA
Net asset value at beginning of period.................................. $  13.04   $  12.44  $ 12.04  $ 10.46  $  9.80
                                                                         ----------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)/(d)/....................................     0.29       0.21     0.16     0.18     0.22
   Net realized and unrealized gain (loss) on investments and foreign
    currencies..........................................................    (1.08)      1.49     0.70     1.58     0.66
   Net increase from payments by affiliates.............................        -          -        -        -        -
                                                                         ----------------------------------------------
   Total income (loss) from investment operations.......................    (0.79)      1.70     0.86     1.76     0.88
                                                                         ----------------------------------------------
Distributions from:
   Net investment income................................................    (0.17)     (0.12)   (0.06)   (0.18)   (0.22)
   Net realized gain on securities......................................    (0.68)     (0.98)   (0.40)       -        -
                                                                         ----------------------------------------------
   Total distributions..................................................    (0.85)     (1.10)   (0.46)   (0.18)   (0.22)
                                                                         ----------------------------------------------
Net asset value at end of period........................................ $  11.40   $  13.04  $ 12.44  $ 12.04  $ 10.46
                                                                         ----------------------------------------------
TOTAL RETURN/(a)/.......................................................    (6.70)%    14.18%    7.21%   16.88%    8.96%
                                                                         ----------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)(e)/.........................     0.10%      0.10%    0.10%    0.10%    0.10%
Ratio of expenses to average net assets/(c)(e)/.........................     0.20%      0.20%    0.24%    0.25%    0.32%
Ratio of expense reductions to average net assets.......................        -          -        -        -        -
Ratio of net investment income (loss) to average net assets/(b)/........     2.42%      1.64%    1.35%    1.58%    2.12%
Ratio of net investment income (loss) to average net assets/(c)/........     2.32%      1.54%    1.21%    1.44%    1.89%
Portfolio turnover rate.................................................      108%        64%      70%      38%      76%
Number of shares outstanding at end of period (000's)...................   12,783      9,401    7,122    6,129    5,379
Net assets at the end of period (000's)................................. $145,705   $122,551  $88,558  $73,804  $56,244

/(a)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
/(b)/Includes expense reimbursements, but excludes expense reductions. /(c)/Excludes expense reimbursements and expense reductions.
/(d)/The per share amounts are calculated using the average share method. /(e)/Does not include underlying fund expenses that the Funds bear indirectly.

AIG Retirement Company II
FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                                                                      Money Market II Fund
                                                                         ----------------------------------------------
                                                                                      Year Ended August 31,
                                                                         ----------------------------------------------
                                                                           2008      2007      2006      2005     2004
                                                                         --------  --------  --------  -------  -------

PER SHARE DATA
Net asset value at beginning of period.................................. $   1.00  $   1.00  $   1.00  $  1.00  $  1.00
                                                                         ----------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)/(d)/....................................     0.03      0.05      0.04     0.02     0.01
   Net realized and unrealized gain (loss) on investments and foreign
    currencies..........................................................    (0.00)        -         -        -        -
   Net increase from payments by affiliates.............................        -         -         -        -        -
                                                                         ----------------------------------------------
   Total income (loss) from investment operations.......................     0.03      0.05      0.04     0.02     0.01
                                                                         ----------------------------------------------
Distributions from:
   Net investment income................................................    (0.03)    (0.05)    (0.04)   (0.02)   (0.01)
   Net realized gain on securities......................................        -         -         -        -        -
                                                                         ----------------------------------------------
   Total distributions..................................................    (0.03)    (0.05)    (0.04)   (0.02)   (0.01)
                                                                         ----------------------------------------------
Net asset value at end of period........................................ $   1.00  $   1.00  $   1.00  $  1.00  $  1.00
                                                                         ----------------------------------------------
TOTAL RETURN/(a)/.......................................................     3.08%     4.88%     4.09%    1.99%    0.59%
                                                                         ----------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/............................     0.55%     0.55%     0.56%    0.56%    0.55%
Ratio of expenses to average net assets/(c)/............................     0.67%     0.64%     0.67%    0.75%    0.80%
Ratio of expense reduction to average net assets........................        -         -         -        -        -
Ratio of net investment income (loss) to average net assets/(b)/........     3.04%     4.78%     4.13%    1.98%    0.59%
Ratio of net investment income (loss) to average net assets/(c)/........     2.93%     4.69%     4.02%    1.78%    0.34%
Portfolio turnover rate.................................................      N/A       N/A       N/A      N/A      N/A
Number of shares outstanding at end of period (000's)...................  329,922   337,050   151,326   75,836   72,901
Net assets at the end of period (000's)................................. $329,212  $337,050  $151,326  $75,836  $72,901

                                                                                       Small Cap Growth Fund
                                                                         -----------------------------------------------
                                                                                       Year Ended August 31,
                                                                         -----------------------------------------------
                                                                           2008      2007      2006      2005      2004
                                                                         -------   -------   -------   -------   -------

PER SHARE DATA
Net asset value at beginning of period.................................. $ 14.59   $ 12.68   $ 12.19   $ 10.20   $  9.70
                                                                         -----------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)/(d)/....................................   (0.09)    (0.09)    (0.07)    (0.09)    (0.09)
   Net realized and unrealized gain (loss) on investments and foreign
    currencies..........................................................   (2.20)     2.00      0.56      2.08      0.59
   Net increase from payments by affiliates.............................       -         -         -         -         -
                                                                         -----------------------------------------------
   Total income (loss) from investment operations.......................   (2.29)     1.91      0.49      1.99      0.50
                                                                         -----------------------------------------------
Distributions from:
   Net investment income................................................       -         -         -         -         -
   Net realized gain on securities......................................   (0.84)        -         -         -         -
                                                                         -----------------------------------------------
   Total distributions..................................................   (0.84)        -         -         -         -
                                                                         -----------------------------------------------
Net asset value at end of period........................................ $ 11.46   $ 14.59   $ 12.68   $ 12.19   $ 10.20
                                                                         -----------------------------------------------
TOTAL RETURN/(a)/.......................................................  (16.52)%   15.06%     4.02%    19.51%     5.15%
                                                                         -----------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/............................    1.16%     1.16%     1.16%     1.16%     1.16%
Ratio of expenses to average net assets/(c)/............................    1.39%     1.35%     1.40%     1.44%     1.46%
Ratio of expense reduction to average net assets........................    0.00%     0.01%        -         -         -
Ratio of net investment income (loss) to average net assets/(b)/........   (0.75)%   (0.67)%   (0.55)%   (0.81)%   (0.84)%
Ratio of net investment income (loss) to average net assets/(c)/........   (0.98)%   (0.86)%   (0.79)%   (1.09)%   (1.14)%
Portfolio turnover rate.................................................     158%       58%       69%       46%       66%
Number of shares outstanding at end of period (000's)...................   4,195     3,884     3,892     3,779     3,800
Net assets at the end of period (000's)................................. $48,061   $56,678   $49,354   $46,088   $38,755

/(a)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
/(b)/Includes expense reimbursements, but excludes expense reductions. /(c)/Excludes expense reimbursements and expense reductions.
/(d)/The per share amounts are calculated using the average share method.

AIG Retirement Company II
FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                                                                          Small Cap Value Fund
                                                                         -----------------------------------------------------
                                                                                         Year Ended August 31,
                                                                         -----------------------------------------------------
                                                                            2008         2007        2006      2005      2004
                                                                         --------   --------       --------  --------  -------

PER SHARE DATA
Net asset value at beginning of period.................................. $  15.35   $  15.06       $  15.61   $ 13.68  $ 11.70
                                                                         -----------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)/(d)/....................................     0.17       0.12           0.11    0.12//     0.04
   Net realized and unrealized gain (loss) on investments and foreign
    currencies..........................................................    (0.98)      1.27           1.25      2.68     1.99
   Net increase from payments by affiliates.............................        -       0.00              -         -        -
                                                                         -----------------------------------------------------
   Total income (loss) from investment operations.......................    (0.81)      1.39           1.36      2.80     2.03
                                                                         -----------------------------------------------------
Distributions from:
   Net investment income................................................    (0.09)     (0.07)         (0.02)    (0.13)   (0.05)
   Net realized gain on securities......................................    (0.70)     (1.03)         (1.89)    (0.74)       -
                                                                         -----------------------------------------------------
   Total distributions..................................................    (0.79)     (1.10)         (1.91)    (0.87)   (0.05)
                                                                         -----------------------------------------------------
Net asset value at end of period........................................ $  13.75   $  15.35       $  15.06   $ 15.61  $ 13.68
                                                                         -----------------------------------------------------
TOTAL RETURN/(a)/.......................................................    (5.23)%     9.22%/(g)/     9.69%    20.84%   17.37%
                                                                         -----------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/............................     0.95%      0.95%          0.95%     0.95%    0.95%
Ratio of expenses to average net assets/(c)/............................     1.11%      1.11%          1.21%     1.22%    1.28%
Ratio of expense reductions to average net assets.......................     0.01%      0.00%             -         -        -
Ratio of net investment income (loss) to average net assets/(b)/........     1.02%      0.77%          0.74%     0.83%    0.34%
Ratio of net investment income (loss) to average net assets/(c)/........     0.86%      0.61%          0.49%     0.56%    0.01%
Portfolio turnover rate.................................................       39%        33%            58%       85%      47%
Number of shares outstanding at end of period (000's)...................   22,274     16,918          7,622     6,235    5,217
Net assets at the end of period (000's)................................. $306,357   $259,704       $114,809   $97,314  $71,371

                                                                                          Socially Responsible Fund
                                                                         ---------------------------------------------------
                                                                                            Year Ended August 31,
                                                                         ---------------------------------------------------
                                                                            2008         2007        2006         2005
                                                                         --------   --------       --------  ---------

PER SHARE DATA
Net asset value at beginning of period.................................. $  13.49   $  12.06       $  11.21   $  10.25
                                                                         ---------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)/(d)/....................................     0.18       0.19           0.17     0.15//
   Net realized and unrealized gain (loss) on investments and foreign
    currencies..........................................................    (1.46)      1.51           0.96       0.96
   Net increase from payments by affiliates.............................        -       0.00              -       0.00
                                                                         ---------------------------------------------------
   Total income (loss) from investment operations.......................    (1.28)      1.70           1.13       1.11
                                                                         ---------------------------------------------------
Distributions from:
   Net investment income................................................    (0.12)     (0.06)         (0.05)     (0.15)
   Net realized gain on securities......................................    (0.70)     (0.21)         (0.23)         -
                                                                         ---------------------------------------------------
   Total distributions..................................................    (0.82)     (0.27)         (0.28)     (0.15)
                                                                         ---------------------------------------------------
Net asset value at end of period........................................ $  11.39   $  13.49       $  12.06   $  11.21
                                                                         ---------------------------------------------------
TOTAL RETURN/(a)/.......................................................   (10.04)%    14.22%/(f)/    10.16%     10.85%/(e)/
                                                                         ---------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/............................     0.56%      0.56%          0.56%      0.56%
Ratio of expenses to average net assets/(c)/............................     0.65%      0.63%          0.71%      0.71%
Ratio of expense reductions to average net assets.......................     0.02%      0.03%             -          -
Ratio of net investment income (loss) to average net assets/(b)/........     1.46%      1.45%          1.52%      1.47%
Ratio of net investment income (loss) to average net assets/(c)/........     1.37%      1.38%          1.37%      1.32%
Portfolio turnover rate.................................................      120%       152%           172%        74%
Number of shares outstanding at end of period (000's)...................   80,127     68,651         24,486     17,180
Net assets at the end of period (000's)................................. $912,992   $925,906       $295,231   $192,604

                                                                         --------

                                                                         --------
                                                                           2004
                                                                         -------

PER SHARE DATA
Net asset value at beginning of period.................................. $  9.42
                                                                         --------
Income (loss) from investment operations:
   Net investment income (loss)/(d)/....................................    0.09
   Net realized and unrealized gain (loss) on investments and foreign
    currencies..........................................................    0.82
   Net increase from payments by affiliates.............................       -
                                                                         --------
   Total income (loss) from investment operations.......................    0.91
                                                                         --------
Distributions from:
   Net investment income................................................   (0.08)
   Net realized gain on securities......................................       -
                                                                         --------
   Total distributions..................................................   (0.08)
                                                                         --------
Net asset value at end of period........................................ $ 10.25
                                                                         --------
TOTAL RETURN/(a)/.......................................................    9.70%
                                                                         --------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/............................    0.56%
Ratio of expenses to average net assets/(c)/............................    0.96%
Ratio of expense reductions to average net assets.......................       -
Ratio of net investment income (loss) to average net assets/(b)/........    0.91%
Ratio of net investment income (loss) to average net assets/(c)/........    0.51%
Portfolio turnover rate.................................................     117%
Number of shares outstanding at end of period (000's)...................   3,205
Net assets at the end of period (000's)................................. $32,850

/(a)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
/(b)/Includes expense reimbursements, but excludes expense reductions. /(c)/Excludes expense reimbursements and expense reductions.
/(d)/The per share amounts are calculated using the average share method. /(e)/The Fund's performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.
/(f)/The Fund's performance was increased by less than 0.01% from a reimbursement by an affiliate.
/(g)/The Fund's performance figure was increased by less than 0.01% from a gain realized on the disposal of investments in violation of investment restrictions.

AIG Retirement Company II
FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                                                               Strategic Bond Fund
                                                    -----------------------------------------------------------------
                                                                              Year Ended August 31,
                                                    -----------------------------------------------------------------
                                                      2008         2007           2006            2005              2004
                                                    --------  --------       --------       --------          -------

PER SHARE DATA
Net asset value at beginning of period............. $  11.33  $  11.36       $  11.08       $  10.66          $ 10.28
                                                    -----------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)/(d)/...............     0.65      0.61           0.58           0.56             0.57
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............    (0.29)    (0.12)          0.04           0.65             0.46
   Net increase from payments by affiliates........        -         -           0.00              -                -
                                                    -----------------------------------------------------------------
   Total income (loss) from investment operations..     0.36      0.49           0.62           1.21             1.03
                                                    -----------------------------------------------------------------
Distributions from:
   Net investment income...........................    (0.51)    (0.40)         (0.16)         (0.54)           (0.56)
   Net realized gain on securities.................    (0.08)    (0.12)         (0.18)         (0.25)           (0.09)
                                                    -----------------------------------------------------------------
   Total distributions.............................    (0.59)    (0.52)         (0.34)         (0.79)           (0.65)
                                                    -----------------------------------------------------------------
Net asset value at end of period................... $  11.10  $  11.33       $  11.36       $  11.08          $ 10.66
                                                    -----------------------------------------------------------------
TOTAL RETURN/(a)/..................................     3.13%     4.32%          5.75%/(g)/    11.66%/(e)/      10.30%
                                                    -----------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/.......     0.89%     0.89%          0.89%          0.89%            0.88%
Ratio of expenses to average net assets/(c)/.......     1.00%     1.02%          1.12%          1.09%            1.22%
Ratio of expense reductions to average net assets..        -         -              -              -                -
Ratio of net investment income (loss) to average
 net assets/(b)/...................................     5.81%     5.49%          5.38%          5.21%            5.54%
Ratio of net investment income (loss) to average
 net assets/(c)/...................................     5.70%     5.35%          5.16%          5.01%            5.20%
Portfolio turnover rate............................      127%      126%/(i)/      105%/(i)/      159%/(f)(i)/     128%/(f)(i)/
Number of shares outstanding at end of period
 (000's)...........................................   31,963    25,743         17,195         12,302            7,484
Net assets at the end of period (000's)............ $354,895  $291,727       $195,413       $136,295          $79,793

/(a)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
/(b)/Includes expense reimbursements, but excludes expense reductions. /(c)/Excludes expense reimbursements and expense reductions.
/(d)/The per share amounts are calculated using the average share method. /(e)/The Fund's performance figure increased by 0.10% from a gain realized on the disposal of investments in violation of investment restrictions. /(f)/Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

                           Fund            2005 2004
                           --------------- ---- ----
                           Strategic Bond. 153% 127%

/(g)/The Fund's performance figure was increased by less than 0.01% from a reimbursement by an affiliate.
/(i)/Portfolio turnover includes "to be announced" ("TBA") transactions.
    Previously, portfolio turnover was calculated prior to including TBA transactions and was as follows:

                      Fund            2007 2006 2005 2004
                      --------------- ---- ---- ---- ----
                      Strategic Bond. 120% 104% 155% 128%

AIG Retirement Company II
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


To the Board of Trustees and Shareholders of AIG Retirement Company II:

 In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the fifteen funds constituting AIG Retirement Company II, formerly known as VALIC Company II (hereafter referred to as the "Series") at August 31, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets of each of the funds of the Series for the year ended August 31, 2007 and the financial highlights for each of the periods ended on or before August 31, 2007 were audited by another independent registered public accounting firm whose report, dated October 25, 2007, expressed an unqualified opinion on those statements and financial highlights.

                                                       PricewaterhouseCoopers
                                                       LLP

Houston, Texas
October 24, 2008

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APPROVAL OF ADVISORY AGREEMENTS (Unaudited)
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 At a meeting held on July 14-15, 2008, the Board of Trustees (the "Board"),
including the Trustees that are not interested persons of ARC II, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Directors"), approved with respect to each Fund the Investment Advisory Agreement between The Variable Annuity Life Insurance Company ("VALIC") and ARC II (the "Advisory Agreement") and the investment sub-advisory agreements between VALIC and each of the following sub-advisers of ARC II (collectively, the "Sub-advisory Agreements"): AIG Global Investment Corp. ("AIGGIC"); AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"); Bridgeway Capital Management, Inc. ("Bridgeway Capital"); FAF Advisors, Inc. ("FAF"); Invesco Aim Capital Management, Inc. ("Invesco Aim"); JPMorgan Investment Advisors Inc. ("JPMIA"); J.P. Morgan Investment Management Inc. ("JPMIM"); SSgA Funds Management, Inc. ("SSgA FM"); and Wellington Management Company, LLP ("Wellington Management") (collectively referred to as the "Sub-advisers"). The Investment Advisory Agreement and Investment Sub-advisory Agreements are collectively referred to as the "Advisory Contracts."

 In connection with the approval of the Advisory Contracts, the Board received materials related to certain factors the Board considered in determining to renew such Advisory Contracts. Those factors included: (1) the nature, extent and quality of services provided by VALIC and the Sub-advisers; (2) the investment performance of the Funds compared to performance of comparable funds as selected by an independent third-party provider of investment company data ("Performance Group/Universe") and against each Fund's benchmarks; (3) the costs of services and the benefits potentially derived by VALIC and the Sub-advisers; (4) whether the Funds will benefit from possible economies of scale from engaging the sub-advisers; (5) the profitability of VALIC and the Sub-advisers; (6) the advisory fee and sub-advisory fees charged in connection with VALIC's and the Sub-advisers' management of the Funds, compared to advisory fee rates and sub-advisory fee rates of a group of funds with similar investment objectives (respectively, the "Expense Group/Universe" and the "Sub-Advisor Expense Group/Universe"), as selected an independent third-party provider of investment company data; and (7) the terms of the Advisory Contracts.

 The Independent Directors were separately represented by counsel that is independent of VALIC in connection with their consideration of approval of the Advisory Contracts. The matters discussed below were also considered separately by the Independent Directors in executive sessions held at a special meeting held in June 2008 and a regular meeting held in July 2008, during which such independent counsel provided guidance to the Independent Directors.

 Nature, Extent and Quality of Services. The Board considered the nature, quality and extent of services to be provided to the Funds by VALIC and the Sub-advisers. The Board reviewed information provided by VALIC relating to its operations and personnel. The Board also took into account their familiarity with VALIC's management through Board meetings, discussions and reports during the preceding year and through their long history of service to the Funds. The Board considered that VALIC is responsible for the management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the Sub-advisers, and is also responsible for monitoring and reviewing the activities of the Sub-advisers and other third-party service providers. The Board also noted that VALIC's and the Sub-advisers' management of the Funds is subject to the oversight of the Board, and must be made in accordance with the investment objectives, policies and restrictions set forth in the Funds' prospectus and statement of additional information.

 The Board noted that VALIC personnel meet on a periodic basis to discuss the performance of the Funds, as well as the positioning of the insurance products, employer-sponsored retirement plans and the Funds generally vis-a-vis competitors. In addition, it was considered that VALIC works to develop marketing strategies to promote an identity for the Funds separate and apart from the insurance products and the employer-sponsored retirement plans. The Board also considered VALIC's financial condition and whether it had the financial wherewithal to provide the services under the Investment Advisory Agreement with respect to each Fund.

 With respect to the services provided by the Sub-advisers, the Board considered information provided to them regarding the services provided by each Sub-adviser, including information presented throughout the previous year. The Board noted that each Sub-adviser (i) determines the securities to be purchased or sold on behalf of the Funds it manages as may be necessary in connection therewith; (ii) provides VALIC with records concerning its activities, which VALIC or the Funds are required to maintain; and (iii) renders regular reports to VALIC and to officers and Directors of the Funds concerning its discharge of the foregoing responsibilities. The Board reviewed each Sub-adviser's history and investment experience as well as information regarding the qualifications, background and responsibilities of the Sub-advisers' investment and compliance personnel who provide services to the Funds. The Board also took into account the financial condition of each Sub-adviser (or each Sub-adviser's parent company). The Board also reviewed each Sub-adviser's brokerage practices.

 The Board reviewed VALIC's and the administrator's, AIG SAAMCo, an affiliate, compliance program and personnel. It also considered VALIC's and each Sub-adviser's regulatory history, including information whether it was currently involved in any regulatory actions or investigations as well as material litigation. The Board concluded that there was no information provided to the Board that would have a material adverse effect on VALIC's or the Sub-advisers' ability to provide services to the Funds.

 The Board concluded that the scope and quality of the advisory services provided by VALIC and Sub-advisers were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Funds.

 Fees and Expenses; Investment Performance. The Board received and reviewed information regarding each Fund's total expenses, advisory and sub-advisory fees, and other expenses compared against the expenses and fees of the funds in its Expense Group, Expense Universe and Subadvisor Expense Group and, in some cases as noted below, the Subadvisor Expense Universe. It was noted that VALIC negotiates the sub-advisory fees with each of the unaffiliated Sub-advisers at arms-length. The Board also considered that the sub-advisory fees are paid by VALIC out of its advisory fees it receives from the Funds and is not paid by the Funds, and that sub-advisory fees may vary widely within the Subadvisor Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board noted the affiliation of the Sub-advisers with VALIC, noting any potential conflicts of interest. The Board also noted that VALIC annually waives a portion of its advisory fee and/or reimburses the expenses of several Funds as noted below.

 The total expense information, advisory fee information, and sub-advisory fee information considered by the Board, among other fee and expense data, is summarized below. It was noted that expense ratio data included in the independent third-party reports was based on the most recently available audited annual report dated August 31, 2007.

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APPROVAL OF ADVISORY AGREEMENTS (Unaudited) -- (continued)
--------------------------------------------------------------------------------


 The Board received and reviewed information prepared by management and by an independent third-party regarding the Funds' investment performance compared against their benchmarks and their respective Performance Groups/Universes. It was noted that performance information provided by the independent third party was for the period ended April 30, 2008 and that benchmark information presented by management was through the period May 31, 2008.

   . Aggressive Growth Lifestyle Fund (sub-advised by AIGGIC). The Board considered that total expenses and actual advisory fees were at or below the medians of its Expense Group/Universe.

     The Board considered that the Fund's performance trailed the median of its Performance Universe and the Lipper VUF Global Core Index for the one-year period but exceeded the median and outperformed the Universe and Index for the three- and five-year periods. The Board also noted that the Fund slightly outperformed its blended benchmark for the three- and five-year periods and slightly trailed the benchmark for the one-year period. The blended benchmark consists of the Dow Jones Wilshire 5000 Total Market Index ("Wilshire 5000") (65%), Lehman Brothers U.S. Aggregate Index
     (10%) and the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index") (25%). The Board took into account management's discussion of the Fund's performance, including the effect of the peer universe chosen for comparison. The Board concluded that the Fund's performance has been satisfactory in light of all factors considered.

   . Capital Appreciation Fund (sub-advised by Bridgeway Capital). The Board considered that the Fund's actual advisory fees and total expenses were below the medians of its Expense Group/Universe. The Board also noted that the Fund's sub-advisory fees were below the medians of its Subadvisor Expense Group/Universe.

     The Board considered that the Fund trailed the median of its Performance Group/Universe for the five-year period and exceeded the medians for the one- and three-year periods. In addition, the Board considered that the Fund outperformed the Lipper VUF Multi-Cap Growth Index for the one-year period but trailed the Index for the three- and five-year periods. The Board noted specifically that Bridgeway Capital has only managed the Fund since August 2006 and that performance prior to that time reflects the performance of the previous sub-adviser. Management also reported that the Fund had outperformed its benchmark, the Russell 1000(R) Growth Index, for the one-, three- and five-year periods. The Board concluded that appropriate action has been taken to address the Fund's performance and that the Fund's more recent performance has been satisfactory.

   . Conservative Growth Lifestyle Fund (sub-advised by AIGGIC). The Board considered that actual advisory fees were above the median of its Expense Group/Universe and that the Fund's total expenses were at or below the median of its Expense Group/Universe.

     The Board considered that the Fund's performance exceeded the median of its Performance Group for the three-year period and trailed the median of its Performance Group for the one-year period. The Board also considered that the Fund trailed its Performance Universe and the Lipper VUF Mixed-Asset Target Allocation Moderate Index for the one-year period but exceeded the Universe and Index for the three- and five-year periods. In addition, the Board noted that the Fund underperformed its blended benchmark for the one-, three- and five-year periods. The Fund's blended benchmark consists of the Wilshire 5000 (42%), Lehman Brothers U.S. Aggregate Index (50%) and the MSCI EAFE Index (8%). The Board concluded that the Fund's performance has been satisfactory in light of all factors considered.

   . Core Bond Fund (sub-advised by AIGGIC). The Board considered that the
     Fund's actual advisory fees were above the medians of its Expense Group/Universe and that total expenses were below the median of its Expense Group but above the median of its Expense Universe. In addition, the Board noted that the Fund's sub-advisory fees were above the medians of its Subadvisor Expense Group/Universe and that there were a limited number of funds in the Expense Group. The Board considered that VALIC was reimbursing certain expenses of the Fund.

     The Board noted that the Fund was at or exceeded the median of its Performance Group for the one-, three- and five-year periods. The Board considered that the Fund trailed the median of its Performance Universe for the one- and five-year periods but exceeded the median for the three-year period. The Board also noted that the Fund trailed the Lipper VUF Corporate A-Rated Bond Index for the one-, three- and five-year periods. Management also reported that the Fund underperformed its benchmark, the Lehman Brothers U.S. Aggregate Index, for the one-, three- and five-year periods. The Board took into account management's discussion of the Fund's performance, proposed changes to the Fund's investment strategy, and its continued monitoring of the Fund and concluded that management is taking appropriate action with respect to the Fund.

   . High Yield Bond Fund (sub-advised by AIGGIC). The Board considered that the Fund's actual advisory fees and total expenses were above the medians of its Expense Group/Universe. The Board also considered that the Fund's sub-advisory fees were above the medians of its Subadvisor Expense Group/Universe.

     The Board considered that the Fund's performance exceeded medians of its Performance Group/Universe and the Lipper VUF High Yield Bond Index for the three- and five-year periods but trailed the medians and the Index for the one-year period. Management also reported that the Fund outperformed its benchmark, the Citigroup High Yield Index, for the three- and five-year periods, but trailed the benchmark for the one-year period. The Board took into account management's discussion of the Fund's performance. The Board concluded that the Fund's performance has been satisfactory in light of all factors considered.

   . International Small Cap Equity Fund (sub-advised by AIGGIC). The Board considered that the Fund's actual advisory fees were below the median of its Expense Group but slightly above the median of its Expense Universe and that the Fund's total expenses were below the medians of its Expense Group/Universe. The Board also noted that the Fund's sub-advisory fees were above the medians of its Subadvisor Expense Group/Universe. The Board noted that VALIC was reimbursing certain expenses of the Fund.

     The Board considered that the Fund trailed the medians of its Performance Group/Universe and the Lipper VUF International Core Index for the one-, three- and five-year periods. The Board took into consideration management's discussion of the Fund's performance including that Lipper's comparative Index focused on international multi-cap growth funds and not on international small-cap core funds. Management further noted that the Fund outperformed its benchmark, the MSCI EAFE Small Cap Index, for the one- and three-year periods, which includes the period in which AIGGIC has served as the Fund's sub-adviser (October 2004). It was also noted that with the sub-adviser change in 2004, the Fund's investment strategy changed from an international large-cap growth strategy to an international small-cap core strategy and that performance prior to that period reflected the Fund's prior investment strategy. The Board also took into account the Fund's performance against its Morningstar category. The Board concluded that the Fund's performance has been satisfactory in light of all factors considered.

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APPROVAL OF ADVISORY AGREEMENTS (Unaudited) -- (continued)
--------------------------------------------------------------------------------


   . Large Cap Value Fund (sub-advised by SSgA FM). The Board considered that the Fund's actual advisory fees and total expenses were below the medians of its Expense Group/Universe. The Board also noted that the Fund's sub-advisory fees were below the medians of its Subadvisor Expense Group/Universe.

     The Board considered that the Fund exceeded the medians of its Performance Universe and the Lipper VUF Multi-Cap Value Index for the one-, three- and five-year periods. It also noted that the Fund trailed the median of its Performance Group for the one-year period and exceeded the median for the three- and five-year periods. Management noted that the Fund underperformed its benchmark, the Russell 1000(R) Value Index, for the one-, three- and five-year periods. The Board took into account management's discussion of the Fund's performance. The Board concluded that the Fund's performance has been satisfactory in light of all factors considered.

   . Mid Cap Growth Fund (sub-advised by Invesco Aim). The Board considered that the Fund's actual advisory fees were above the medians of its Expense Group/Universe and total expenses were below the medians of its Expense Group/Universe. The Board also noted that the Fund's sub-advisory fees were above the medians of its Subadvisor Expense Group/Universe. The Board considered that VALIC was reimbursing certain expenses of the Fund.

     The Board also considered that the Fund's performance was at or trailed the medians of its Performance Group/Universe and the Lipper VUF Mid-Cap Growth Index for the one-, three- and five-year periods. Management reported that the Fund slightly outperformed its benchmark, the Russell Midcap(R) Growth Index, for three-year period but trailed the index for the one- and five-year periods. The Board took into account management's discussion of the Fund's performance and its continued monitoring of the Fund and concluded that management is taking appropriate action with respect to the Fund.

   . Mid Cap Value Fund (sub-advised by FAF and Wellington). The Board considered that the Fund's actual advisory fees were slightly below the median of its Expense Group/Universe and that the Fund's total expenses were slightly below the median of its Expense Group and slightly above the median of its Expense Universe. The Board also noted that the Fund's sub-advisory fees were at the median of its Subadvisor Expense Group and above the median of its Subadvisor Expense Universe. The Board considered that VALIC was reimbursing certain expenses of the Fund.

     The Board considered that the Fund's performance was slightly above the median of its Performance Group/Universe for the three-year periods and trailed such medians for the one- and five-year periods. The Board also noted that the Fund underperformed the Lipper VUF Mid-Cap Value Index for the one-year period and slightly outperformed the Index for the three- and five-year periods. Management also reported that the Fund outperformed its benchmark, the Russell 2500(R) Value Index, for the three-year period but trailed the index for the one- and five-year periods. The Board took into account management's discussion of the Fund's performance, including the effect of current market conditions on Fund performance. The Board concluded that the Fund's performance is being addressed.

   . Moderate Growth Lifestyle Fund (sub-advised by AIGGIC). The Board considered that actual advisory fees were below the median of its Expense Group and above the median of its Expense Universe. The Board considered that the Fund's total expenses were at or below the medians of its Expense Group/Universe.

     The Board considered that the Fund's performance was below the median of its Performance Group for the one- and three-year periods and that it was below the median for its Performance Universe for the one-year period but above the median for the three- and five-year periods. In addition, the Board noted that the Fund outperformed the Lipper VUF Mixed-Asset Target Allocation Moderate Index for the three- and five-year periods and trailed the Index for the one-year period. In addition, the Board noted that the Fund slightly trailed its blended benchmark for the one-, three-, and five-year periods. The Fund's blended benchmark consists of the Wilshire 5000 (55%), Lehman Brothers U.S. Aggregate Index (30%) and the MSCI EAFE Index (15%). The Board took into account management's discussion of the Fund's performance. The Board concluded that the Fund's performance has been satisfactory in light of all factors considered.

   . Money Market II Fund (sub-advised by AIG SAAMCo). The Board considered that the Fund's actual advisory fees and total expenses were at or below medians of its Expense Group/Universe. The Board also noted that the Fund's sub-advisory fees were at the median of its Subadvisor Expense Group and above the median of its Subadvisor Expense Universe.

     The Board considered that the Fund's performance was above the median of its Performance Group for the three- and five-year periods and below the median for the one-year period and that it was below the median of its Performance Universe for the one-, three- and five-year periods. It also noted that the Fund slightly trailed the Lipper VUF Money Market Index for the one-, three- and five-year periods. Management also reported that the Fund slightly outperformed its benchmark, the Treasury Bill 3 Month Index, for the one- and three-year periods but slightly underperformed the benchmark for the five-year period. The Board took into account the relatively small range in performance returns among the Performance Group/Universe. The Board concluded that the Fund's performance has been satisfactory in light of all factors considered.

   . Small Cap Growth Fund (sub-advised by JPMIM). The Board considered that the Fund's actual advisory fees were above the median of its Expense Group and at the median of its Expense Universe and that the Fund's total expenses were below the median of its Expense Group and above the median of its Expense Universe. The Board also noted that the Fund's sub-advisory fees were at the median of its Subadvisor Expense Group and above the median of its Subadvisor Expense Universe. The Board also considered that VALIC was reimbursing certain expenses of the Fund.

     The Board noted that the Fund's performance was slightly at or below the medians of its Performance Group/Universe for the one-, three- and five-year periods and that it underperformed the Lipper VUF Small Cap Growth Index for such periods. In addition, management reported that the Fund trailed its benchmark, the Russell 2000(R) Growth Index, for the one-, three- and five-year periods. The Board took into account the change of sub-adviser that took place on December 10, 2007 and noted that the performance presented reflects only six-months of the new sub-adviser's management of the Fund. The Board concluded that appropriate action has been taken to address the Fund's performance.

   . Small Cap Value Fund (sub-advised by JPMIA). The Board considered that the
     Fund's actual advisory fees and total expenses were below the medians of its Expense Group/Universe. The Board also noted that the Fund's sub-advisory fees were slightly below the medians of its Subadvisor Expense Group/Universe.

     The Board considered that the Fund's performance equaled or exceeded the medians of its Performance Group for the one-, three and five-year periods and that it exceeded the median of its Performance Universe for the one- and three-year periods but trailed the median for the five-year period. In addition, the Board noted that the

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APPROVAL OF ADVISORY AGREEMENTS (Unaudited) -- (continued)
--------------------------------------------------------------------------------

     Fund underperformed the Lipper VUF Small Cap Value Index for the one-, three- and five-year periods. Management reported that the Fund outperformed its benchmark, the Russell 2000(R) Value Index, for the one-, three- and five-year periods. The Board concluded that the Fund's recent performance has been satisfactory in light of all factors considered.

   . Socially Responsible Fund (sub-advised by AIGGIC). The Board considered that the Fund's actual advisory fees and total expenses were below the medians of its Expense Group/Universe. The Board also noted that the Fund's sub-advisory fees were below the medians of its Subadvisor Expense Group/Universe.

     The Board noted that the Fund's performance equaled or exceeded the medians of its Performance Group for the one-, three- and five-year periods and that it equaled or exceeded the median of its Performance Universe for the three- and five-year periods but not the one-year period. The Board also noted that the Fund's performance trailed the Lipper VUF Large Cap Core Index for the one-, three- and five-year periods. In addition, management reported that the Fund slightly outperformed its benchmark, the S&P 500(R) Index, for the one-year period but slightly trailed the benchmark for the three- and five-year periods. The Board took into consideration Management's discussion of its peer group and index noting the social criteria in which the Fund must adhere and concluded that the Fund's performance has been satisfactory in light of all factors considered.

   . Strategic Bond Fund (sub-advised by AIGGIC). The Board noted that the
     Fund's actual advisory fees were slightly below the medians of its Expense Group/Universe. The Board also considered that the Fund's total expenses were below the median of its Expense Group and above the median of its Expense Universe. In addition, the Board considered that the Fund's sub-advisory fees were above the median of its Subadvisor Expense Group/Universe. The Board considered that VALIC was reimbursing certain expenses of the Fund.

     The Board considered that the Fund's performance exceeded the medians of its Performance Group/ Universe, its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, and the Lipper VUF General Bond Index for the three- and five-year periods but trailed the medians, benchmark and Index for the one-year period. Management reported that more recent performance versus the benchmark has improved. The Board concluded that the Fund's performance has been satisfactory.

 The Board concluded that the advisory fee and sub-advisory fee for each Fund are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

 Cost of Services and Indirect Benefits. The Board was provided information related to the cost of services and profits realized in connection with the Advisory Agreement. The Board considered the costs that are borne by the Funds. For its services, VALIC receives a fee, payable monthly from each Fund in an amount that is calculated as a percentage of the average daily net assets of the respective Fund.

 It was noted that VALIC reviewed a number of factors in determining appropriate fee levels for the Funds as well as the fee VALIC pays each Sub-adviser. Such factors include review of (1) style class peers primarily within the variable annuity and qualified plan universe; (2) key competitor analysis; (3) clone fund analysis; (4) product suitability; and (5) special considerations such as competitor sub-account characteristics, uniqueness of the product and prestige of the manager.

 The Board considered that VALIC will receive benefits in addition to the advisory fee to be paid by the Funds which include transfer agency fees paid or to be paid by the Funds. The Board considered that ARC II pays VALIC a fee for the provision of record keeping and shareholder services to contract owners and participants, which is provided at cost. Such payment is allocated to each Fund based on the number of accounts serviced. Finally, it was noted that the Funds pay AIG SAAMCo, an annual fee of approximately 0.07% based on each Fund's average daily net assets, for the provision of certain accounting and administrative services. Out of the fee AIG SAAMCo receives from the Funds, AIG SAAMCo compensates VALIC for certain administrative services and the Funds' custodian, State Street Bank and Trust Company for calculation of the daily net asset value. The Board also considered that ARC II pays VALIC an annual fee of 0.25% on average daily net assets of each Fund (other than the Lifestyle Funds) pursuant to a Shareholder Services Agreement.

 The Board also considered that VALIC may exclude from its taxable income a portion of the ordinary dividends paid by underlying U.S. equities in the Funds to the same extent the Funds receive certain dividends with respect to shares of stock issued by domestic corporations, subject to applicable tax laws and regulations. In addition, it was noted that VALIC may receive foreign tax credits with respect to certain foreign securities held or to be held in certain Funds that benefit VALIC.

 Profitability. In considering the profitability to VALIC and its affiliates in connection with its relationship with the Funds, the Board reviewed information provided by VALIC setting forth the revenues and other benefits, both direct and indirect, received by VALIC and its affiliates attributable to managing each Fund, the cost of providing such services and the resulting profitability to VALIC and its affiliates from these relationships. The Board also reviewed VALIC's profitability on a Fund-by-Fund basis. The Board received and reviewed information prepared by VALIC that reflects an allocation of costs that result in a reasonable determination of profitability of VALIC, as adviser, transfer agent and as the shareholder servicing agent. In addition, the Board considered the profitability of AIG SAAMCo in its role as the administrator of the Funds and as sub-adviser to certain Funds. The Board determined that VALIC's and its affiliates' profitability is reasonable.

 In considering the profitability to the Sub-advisers in connection with their relationship to the Funds, the Directors noted that the fees under the Sub-Advisory Agreements are paid by VALIC out of the advisory fees that VALIC receives under the Advisory Agreement. With respect to the unaffiliated Sub-advisers, the Board also relied on the ability of VALIC to negotiate the Sub-Advisory Agreements and the fees thereunder at arm's length.

 For each of the above reasons, the Directors determined that the profitability to the unaffiliated Sub-advisers from their relationship with the Funds was not a material factor in their deliberations.

 Economies of Scale. The Board noted that the advisory fee rate and sub-advisory fee rates payable to VALIC and each of the Sub-advisers contain breakpoints. The Board also took into account management's discussion of the Funds' advisory fee and sub-advisory fee structure. The Board noted that most of the Funds' advisory fee structures contain breakpoints. The Board concluded that VALIC's advisory fee rates with respect to the Funds and the Funds' sub-advisory fee rates reflect the economies of scale inherent in providing investment advice to Funds in their respective asset category and asset size and that no changes to the advisory fee structure were necessary.

AIG Retirement Company II
APPROVAL OF ADVISORY AGREEMENTS (Unaudited) -- (continued)
--------------------------------------------------------------------------------


 For similar reasons as stated above with respect to the unaffiliated Sub-advisers' profitability and the costs of their providing services, the Board concluded that the potential for economies of scale in the Sub-advisers' management of the Funds are not a material factor to the approval of the Sub-advisory Agreements and, additionally, it was noted that most of the Funds have breakpoints at the sub-advisory fee level.

 Terms of the Advisory Contracts. The Board reviewed the terms of the Advisory Contracts including the duties and responsibilities undertaken. The Board also reviewed the terms of payment for services rendered by VALIC and the Sub-advisers and noted that VALIC would compensate the Sub-advisers out of the advisory fees it receives from the Funds. The Board noted that the Sub-Advisory Agreements provide that each Sub-adviser will pay all of its own expenses in connection with the performance of their respective duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations. The Board also considered the termination and liability provisions of the Advisory Contracts and other terms contained therein. The Board concluded that the terms of each of the Advisory Contracts were reasonable.

 Compliance. The Board reviewed VALIC's and the Sub-advisers' compliance personnel, regulatory history, including information whether it was currently involved in any regulatory actions or investigations. In addition, the Board reviewed information concerning each entities' compliance staff that would be responsible for providing compliance functions on behalf of the Fund and concluded that there was no information provided that would have a material adverse effect on their abilities to provide services to the Funds.

 Conclusions. In reaching its decision to approve the Advisory Contracts, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Director contributed different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Directors, concluded that VALIC and each Sub-adviser possess the capability and resources to perform the duties required of them under their respective Advisory Contracts.

 Further, based upon its review of the Advisory Contracts, the materials provided, and the considerations described above, the Board, including the Independent Directors, concluded that (1) the terms of the Advisory Contracts are reasonable, fair and in the best interest of the Funds and their respective shareholders, and (2) the fee rates payable under the Advisory Contracts are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

AIG Retirement Company II
TRUSTEE AND OFFICER INFORMATION -- August 31, 2008
--------------------------------------------------------------------------------

                                                                                                             Number of
                                                                                                              Funds in
                                  Position     Term of Office                                               Fund Complex
Name, Birth Date                 Held With     and Length of                                                Overseen by
and Address*                    VALIC Complex  Time Served(4) Principal Occupations During Past Five Years  Director(2)
-------------------------------------------------------------------------------------------------------------------------
Independent Directors
Thomas J. Brown                 Trustee             2005-     Retired. Formerly, Chief Operating Officer         48
 DOB: December 24, 1945                           Present     and Chief Financial Officer, American
                                                              General Asset Management (Investment
                                                              Management) (2000-2002).
-------------------------------------------------------------------------------------------------------------------------
Dr. Judith L. Craven            Trustee             1998-     Retired Administrator.                             89
 DOB: October 6, 1945                             Present




-------------------------------------------------------------------------------------------------------------------------
William F. Devin                Chairman and        2001-     Retired.                                           90
 DOB: December 30, 1938         Trustee(5)        Present
-------------------------------------------------------------------------------------------------------------------------
Dr. Timothy J. Ebner            Trustee             1998-     Professor and Head, Department of                  48
 DOB: July 15, 1949                               Present     Neuroscience (1980-Present), and
                                                              Visscher Chair of Physiology, University
                                                              of Minnesota (1999-Present).
-------------------------------------------------------------------------------------------------------------------------
Judge Gustavo E. Gonzales, Jr.  Trustee             1998-     Attorney At Law, General Practice (2005-           48
 DOB: July 27, 1940                               Present     Present) Formerly, Municipal Court Judge,
                                                              Dallas, TX (1995-2004)
-------------------------------------------------------------------------------------------------------------------------
Dr. John Wm. Lancaster          Trustee             1984-     Pastor Emeritus (1998-Present) and                 48
 DOB: December 15, 1923                           Present     formerly Director of Planned Giving
                                                              (1997-2005), First Presbyterian Church,
                                                              Houston, TX.
-------------------------------------------------------------------------------------------------------------------------
Kenneth J. Lavery               Trustee             2001-     Vice President, Massachusetts Capital              48
 DOB: December 30, 1949                           Present     Resources Co. (1982-Present).
-------------------------------------------------------------------------------------------------------------------------
Ben H. Love                     Trustee             1993-     Retired.                                           48
 DOB: September 26, 1930                          Present
-------------------------------------------------------------------------------------------------------------------------
Dr. John E. Maupin, Jr.         Trustee             1998-     President, Morehouse School of Medicine,           48
 DOB: October 28, 1946                            Present     Atlanta, Georgia (2006-Present). Formerly,
                                                              President, Meharry Medical College,
                                                              Nashville, Tennessee (1994-2006).



-------------------------------------------------------------------------------------------------------------------------
Interested Directors
Peter A. Harbeck(1)             Trustee             2001-     President, CEO and Director, AIG                   98
 DOB: January 23, 1954                            Present     SAAMCo (1995-Present); Director, AIG
                                                              SunAmerica Capital Services, Inc.
                                                              ("SACS") (1993-Present); Chairman,
                                                              President and CEO, AIG Advisor Group,
                                                              Inc. (2004-Present)
-------------------------------------------------------------------------------------------------------------------------
Officers
Evelyn M. Curran                President and       2002-     Senior Vice President, VALIC (2001-               N/A
 DOB: June 4, 1965              Principal         Present     Present).
                                Executive
                                Officer
-------------------------------------------------------------------------------------------------------------------------



Name, Birth Date                      Other Directorships
and Address*                          Held by Director(3)
----------------------------------------------------------------
Independent Directors
Thomas J. Brown
 DOB: December 24, 1945


----------------------------------------------------------------
Dr. Judith L. Craven            Director, Belo Corporation, a
 DOB: October 6, 1945           media company (1992-
                                Present); Director SYSCO
                                Corporation, a food marketing
                                and distribution company
                                (1996-Present).
----------------------------------------------------------------
William F. Devin                Director, Boston Options
 DOB: December 30, 1938         Exchange (2001-Present).
----------------------------------------------------------------
Dr. Timothy J. Ebner            None.
 DOB: July 15, 1949


----------------------------------------------------------------
Judge Gustavo E. Gonzales, Jr.  None.
 DOB: July 27, 1940

----------------------------------------------------------------
Dr. John Wm. Lancaster          None.
 DOB: December 15, 1923


----------------------------------------------------------------
Kenneth J. Lavery               None.
 DOB: December 30, 1949
----------------------------------------------------------------
Ben H. Love                     None.
 DOB: September 26, 1930
----------------------------------------------------------------
Dr. John E. Maupin, Jr.         Director, LifePoint Hospitals,
 DOB: October 28, 1946          Inc. (2005-Present); Director,
                                HealthSouth Corp. (2004-
                                Present); and Director, Regions
                                Financial Corp., a bank
                                holding company (2007-
                                Present).
----------------------------------------------------------------
Interested Directors
Peter A. Harbeck(1)             None.
 DOB: January 23, 1954




----------------------------------------------------------------
Officers
Evelyn M. Curran                N/A
 DOB: June 4, 1965


----------------------------------------------------------------

AIG Retirement Company II
TRUSTEE AND OFFICER INFORMATION -- August 31, 2008 -- (continued)
--------------------------------------------------------------------------------

                                                                                                            Number of
                                                                                                             Funds in
                                              Term of Office                                               Fund Complex
Name, Birth Date          Position Held With  and Length of                                                Overseen by
and Address*                VALIC Complex     Time Served(4) Principal Occupations During Past Five Years  Director(2)
------------------------------------------------------------------------------------------------------------------------
Officers
John Packs                Vice President           2001-     Senior Investment Officer, VALIC (2001-           N/A
  DOB: December 9, 1955   and Senior             Present     Present).
                          Investment
                          Officer
------------------------------------------------------------------------------------------------------------------------
Gregory R. Kingston       Treasurer and            2000-     Vice President, AIG SAAMCo (2001-                 N/A
 DOB: January 18, 1966    Principal              Present     Present).
                          Financial Officer
------------------------------------------------------------------------------------------------------------------------
Nori L. Gabert            Vice President,          2000-     Vice President and Deputy General                 N/A
 DOB: August 15, 1953     Chief Legal            Present     Counsel, AIG SAAMCo (2005-Present);
                          Officer and                        Vice President and Senior Counsel AIG
                          Secretary                          SAAMCo (2001-2005).
------------------------------------------------------------------------------------------------------------------------
Gregory N. Bressler       Vice President           2005-     Senior Vice President and General                 N/A
  DOB: November 17, 1966                         Present     Counsel, AIG SAAMCo (June 2005 to
                                                             Present); Formerly Vice President and
                                                             Director of U.S. Asset Management
                                                             Compliance, Goldman Sachs Asset
                                                             Management (June 2004 to June 2005);
                                                             Deputy General Counsel, Credit Suisse
                                                             Asset Management LLC (2002-2004).
------------------------------------------------------------------------------------------------------------------------
Cynthia A. Skrehot        Vice President           2002-     Vice President, AIG SAAMCo and VALIC              N/A
  DOB: December 6, 1967   and                    Present     (2002-Present).
                          Chief Compliance
                          Officer ("CCO")
------------------------------------------------------------------------------------------------------------------------
Matthew J. Hackethal      Anti-Money               2007-     Chief Compliance Officer, AIG SAAMCo              N/A
  DOB: December 31, 1971  Laundering             Present     (2006-Present); AML Compliance Officer,
                          Compliance                         SunAmerica Fund Complex (2006-
                          Officer                            Present); Vice President, CSAM (2001-
                                                             2005); Vice President and CCO, Credit
                                                             Suisse Alternative Funds -- Asset
                                                             Management Division (2005-2006); Vice
                                                             President, JPMorgan Chase & Co
                                                             (08/2005-10/2005); Vice President,
                                                             CSAM (2001-2005)
------------------------------------------------------------------------------------------------------------------------
Donna M. Handel           Vice President           2001-     Senior Vice President, AIG SAAMCo                 N/A
  DOB: June 25, 1966      and Assistant          Present     (2004-Present); Vice President, AIG
                          Treasurer                          SAAMCo (1997-2004).
------------------------------------------------------------------------------------------------------------------------
Thomas M. Ward            Vice President            2008     Director, AIG Retirement (1991-Present)           N/A
  DOB: November 7, 1966
------------------------------------------------------------------------------------------------------------------------



Name, Birth Date          Other Directorships
and Address*              Held by Director(3)
----------------------------------------------
Officers
John Packs                N/A
  DOB: December 9, 1955


----------------------------------------------
Gregory R. Kingston       N/A
 DOB: January 18, 1966

----------------------------------------------
Nori L. Gabert            N/A
 DOB: August 15, 1953


----------------------------------------------
Gregory N. Bressler       N/A
  DOB: November 17, 1966






----------------------------------------------
Cynthia A. Skrehot        N/A
  DOB: December 6, 1967


----------------------------------------------
Matthew J. Hackethal      N/A
  DOB: December 31, 1971








----------------------------------------------
Donna M. Handel           N/A
  DOB: June 25, 1966

----------------------------------------------
Thomas M. Ward            N/A
  DOB: November 7, 1966
----------------------------------------------

* The business address for each Trustee and Officer is 2929 Allen Parkway, Houston, TX, 77019.
(1)Interested Trustee, as defined within the Investment Company Act of 1940 (the "1940 Act"), because of current employment with AIG SAAMCo, an affiliated company with VALIC.
(2)The "Fund Complex" consists of all registered investment company portfolios for which VALIC or an affiliated person of VALIC serves as investment adviser or administrator. The "Fund Complex" includes the AIG Series Trust, Inc. (4 funds), SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (5 funds), SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Focused Series, Inc. (18 portfolios), AIG SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), AIG SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund), Anchor Series Trust (9 portfolios), Seasons Series Trust (24 portfolios), SunAmerica Series Trust (35 portfolios), AIG Retirement Company I (33 funds), AIG Retirement Company II (15 funds), AIG Strategic Hedge Fund of Funds (1 fund) and Brazos Mutual Funds (4 funds).
(3)Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the 1940 Act.
(4)Trustees serve until their successors are duly elected and qualified.
(5)Effective July 27, 2005, Mr. Devin became Chairman of the Board.

   Additional Information concerning the Trustees and Officers is contained in the Statement of Additional Information and is available without charge by calling 1-800-448-2542.

AIG Retirement Company II
SHAREHOLDERS TAX INFORMATION -- August 31, 2008 (Unaudited)
--------------------------------------------------------------------------------


 Certain tax information regarding AIG Retirement Company II is required to be provided to the shareholders based upon each Fund's income and capital gain distributions for the taxable year ended August 31, 2008.

 The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2008, which will be made available after the end of the calendar year.

 During the year ended August 31, 2008 the Funds paid the following dividends along with the percentage of ordinary income dividends that qualified for the 70% dividends received deductions for corporations:

                                               Net           Net                                Qualifying % for the
                                   Total     Ordinary     Long-term     Foreign      Foreign       70% Dividends
Fund                             Dividends    Income    Capital Gains Tax Credit* Source Income  Received Deduction
------------------------------- ----------- ----------- ------------- ----------- ------------- --------------------
Aggressive Growth Lifestyle.... $ 6,739,452 $ 1,704,533  $ 5,034,919  $       --   $        --           8.50%
Capital Appreciation...........     293,483     293,483           --          --            --         100.00
Conservative Growth Lifestyle..   2,906,784   1,039,974    1,866,810          --            --           7.75
Core Bond......................   7,643,239   7,643,239           --          --            --           0.72
High Yield Bond................  11,965,559  11,547,139      418,420          --            --           1.00
International Small Cap Equity.  68,737,194  30,991,372   37,745,822   1,352,518    11,347,752           0.31
Large Cap Value................  25,731,298  17,023,310    8,707,988          --            --          36.14
Mid Cap Growth.................   9,204,742   2,729,499    6,475,243          --            --           7.39
Mid Cap Value..................  43,806,142  13,215,384   30,590,758          --            --          44.80
Moderate Growth Lifestyle......   8,656,596   2,475,944    6,180,652          --            --           8.30
Money Market II................  10,307,945  10,307,945           --          --            --             --
Small Cap Growth...............   3,340,790          --    3,340,790          --            --             --
Small Cap Value................  13,500,012   5,112,231    8,387,781          --            --          47.06
Socially Responsible...........  62,459,264  51,293,942   11,165,322          --            --          16.94
Strategic Bond.................  15,791,553  14,683,243    1,108,310          --            --           0.60

*The Funds make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid to the shareholders.

AIG Retirement Company II
COMPARISONS: FUNDS VS. INDEXES (Unaudited)
--------------------------------------------------------------------------------

In the following pages, we have included graphs that compare the Fund's performance with certain market indices. These graphs show the hypothetical growth of a $10,000 investment in each Fund versus the same $10,000 investment in comparable market indices. Descriptions of these market indices are provided below the individual graphs. It is important to note that the ARC II Funds are professionally managed mutual funds while the indices are not available for investment and are unmanaged.

Please note that the graphs and tables that accompany the following investment comments include all fund expenses, but do not reflect the charges imposed by the variable annuity contract or variable life insurance policy (collectively, the "Contracts"), a qualifying employer-sponsored retirement plan (the "Plans"), or Individual Retirement Accounts ("IRAs"). All dividends are assumed to be reinvested. No expenses are deducted from the performance of the indices.

Investments in stocks and bonds are subject to risk, including stock market and interest rate fluctuations. Investments in non-U.S. stocks are subject to additional risks, including political and social instability, differing securities regulations and accounting standards, and limited public information. Mortgage-backed securities are subject to prepayment, which can result in reinvestment of principal at lower yields. Money market instruments generally offer stability and income, but an investment in these securities, like investments in other portfolios, are not guaranteed by the U.S. government or any other federal government entity. Lower rated high yield, high-risk securities generally involve more credit risk. These securities may also be subject to greater market price fluctuations than lower yielding, higher rated debt securities. The common stocks of medium-sized companies may be more volatile than those of larger, more established companies. Investing in real estate involves special risks, which may not be associated with investing in stocks, including possible declines in real estate values, adverse economic conditions, and changes in interest rates. Investments in small capitalization and emerging growth companies involve greater than average risk. Such securities may have limited marketability and the issuers may have limited product lines, markets and financial resources. The value of such investments may fluctuate more widely than investments in larger, more established companies. The technology industry can be significantly affected by obsolescence, short product cycles, falling prices and profits, and competition from new market participants. Funding choices that primarily invest in one sector are more volatile than those that diversify across many industry sectors and companies.

AIG Retirement Company II Aggressive Growth Lifestyle Fund
COMPARISON: FUND VS. INDEX (Unaudited)
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp. ("AIGGIC")

For the twelve months ending August 31, 2008, the Aggressive Growth Lifestyle Fund returned -8.92%, compared to -11.14% for the S&P 500(R) Index and -7.50% for the blended index.

Prior to May 12, 2008, the blended index of the Fund consisted of a combination of Dow Jones Wilshire 5000 Total Market Index ("Wilshire") (65%), Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index (25%), and Lehman Brothers U.S. Aggregate Index (10%).

Effective May 12, 2008, the benchmark consists of the Russell 3000 Index (54%), MSCI EAFE Index (13%), the Lehman Brothers U.S. Aggregate Index (25%) and the Financial Times Stock Exchange ("FTSE") European Public Real Estate Association ("EPRA")/National Association of Real Estate Investment Trusts ("NAREIT") Global Real Estate Index (8%). The new blended benchmark toned down the aggressiveness of the Fund by decreasing the equity exposure and increased the diversification by including a global real estate component.

Over this period, the equity markets had negative returns while the fixed income markets were positive. The Russell 1000 was down 10.60%, the MSCI EAFE index was down 14.41% and the Lehman Brothers U.S. Aggregate Index was up 5.86%. Within domestic equities the Russell 1000 Growth Index outperformed the Russell 1000 Value Index by 7.89%.

From an asset allocation perspective, the Fund was overweight large cap growth equities during this past year. The Fund has consistently had an allocation to the AIG Retirement Company II ("ARC II") Capital Appreciation Fund, which was managed by Bridgeway Capital Management, Inc. and has a large cap growth bias. In November AIGGIC added a new large cap growth fund, the AIG Retirement Company I ("ARC I") Blue Chip Growth Fund managed by T. Rowe Price Associates, Inc. During the year, this Fund outperformed its benchmark by 3.62%. In September 2007 AIGGIC added an allocation to the ARC I International Growth Fund and increased its allocation in March. At the end of May AIGGIC shifted assets out of the ARC I International Equities Fund. This tactical allocation proved beneficial as the dollar strengthened. The Fund remained underweight equities during this period with an overweight to fixed income. One of the Fund's larger holdings, the ARC II Core Bond Fund, was up 2.24% for the year but trailed its benchmark the Lehman Brothers U.S. Aggregate Index by 3.62%. This was the main detractor of performance for the Fund during the year. From an asset allocation perspective AIGGIC added a new position to the ARC I Government Securities Fund in January.

AIG Retirement Company II Aggressive Growth Lifestyle Fund
COMPARISON: FUND VS. INDEX (Unaudited) -- (continued)
--------------------------------------------------------------------------------

                          Growth of $10,000 Investment

                                    [CHART]

           Aggressive
             Growth                                                         Lehman Brothers  FTSE EPRA/NAREIT
                Lifestyle  S&P 500/R/   Blended      Blended       MSCI EAFE   U.S.Aggregate     Global Real       Russell
Wilshire
              Fund       Index*    Index-new*** Index-old**    Index****      Index*****     Estate Index+++    3000+     5000++
              ------------ ----------  -----------  -----------   -----------  ---------------  ----------------  ---------
----------
9/21/1998  $10,000      $10,000                                             $10,000                           $10,000    $10,000
9/30/1998   10,079        9,937      $10,000     $10,000      $10,000        10,111           $10,000           9,965      9,962
8/31/1999   12,638       13,057       12,051      12,678       12,965         9,958            11,896          12,919     12,986
8/31/2000   16,418       15,188       13,890      14,734       14,203        10,709            13,127          15,584     15,583
8/31/2001   12,300       11,484       11,968      11,509       10,744        12,033            13,956          11,764     11,601
8/31/2002   10,453        9,417       10,828       9,931        9,138        13,009            13,799           9,729      9,680
8/31/2003   11,897       10,553       12,094      11,177        9,971        13,576            16,378          11,084     11,118
8/31/2004   13,046       11,762       13,711      12,710       12,228        14,408            22,204          12,337     12,396
8/31/2005   15,868       13,238       15,712      14,821       15,111        15,006            28,561          14,226     14,365
8/31/2006   17,557       14,413       17,367      16,569       18,780        15,262            37,252          15,471     15,624
8/31/2007   20,459       16,595       19,621      19,112       22,293        16,065            42,491          17,782     18,059
8/31/2008   18,635       14,746       18,150      17,305       19,081        17,007            34,433          15,965     16,267


For the year ended August 31, 2008, the Aggressive Growth Lifestyle Fund returned -8.92% compared to -11.14% for the S&P 500(R) Index and -7.50% for the Blended Index.

* The S&P 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

** Prior to May 12, 2008, the blended index (old) of the Fund consists of a combination of Dow Jones Wilshire 5000 Total Market Index (the "Wilshire Index") (65%), Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index (25%), and Lehman Brothers U.S. Aggregate ("LB Aggregate") Index (10%).

*** Effective May 12, 2008, the Fund's blended index for performance comparisons has changed. The blended index (new) consists of the Russell 3000 Index (54%), MSCI EAFE Index (13%), the LB Aggregate Index (25%) and the FTSE European Public Real Estate Association ("EPRA")/National Association of Real Estate Investment Trust ("NAREIT") Global Real Estate Index (8%). The change to the Fund's blended index was made because the prior blended index had become structurally more aggressive than that of the Fund's peers as a result of changes to the Fund's peer group, as determined by Lipper, Inc. ("Lipper"). In addition, the new blended index includes a global real estate component which provides the benefit of further diversification.

****The MSCI EAFE Index is comprised of 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks.

*****The Lehman Brothers U.S. Aggregate Index represents securities that are domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

+ The Russell 3000 Index follows the 3,000 largest U.S. companies, based on total market capitalization.

++ The Wilshire Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index.

+++ The FTSE EPRA/NAREIT Global Real Estate Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.

  Average Annual Total Return
----------------------------------
1 Year  5 Years  Since Inception@
----------------------------------
-8.92%  9.39%         6.46%
----------------------------------

@Inception date of the Fund: September 21, 1998

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Variable Contract, Plan or IRA for mortality and expense guarantees, administrative fees or surrender charges.

AIG Retirement Company II Capital Appreciation Fund
COMPARISON: FUND VS. INDEX (Unaudited)
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW

A discussion with Bridgeway Capital Management, Inc.

The Capital Appreciation Fund posted a return of -5.18% for the twelve-month period ending August 31, 2008, compared to a return of -6.77% for the Russell 1000(R) Growth Index.

Although the last fiscal year coincided with rocky market conditions (Russell 3000 Index down 10.22%), the large cap growth space was a bright spot. Our growth slant greatly benefitted the Fund this period, as growth outperformed value (Russell 1000 Value down 14.66%). Our large cap focus allowed us to outperform mid-caps (Russell Midcap Index down 8.60%) although there were some strong performers in the small space (Russell 2000 Growth down 3.79%). Generally, large cap growth stocks weathered the storm well this fiscal period-a welcome from years past.

While the portfolio is well diversified across sectors and industries, our largest sector is Consumer Cyclicals comprising 22.8% of assets and our largest Industry is Chemicals (11.9% of assets).

At fiscal year end, the Fund was composed of approximately 62 domestically traded stocks. Our best stock selection for the period was Mastercard Inc. Portfolio leaders also include The Mosaic Co and Monsanto Co. The Mosaic Co, due to appreciation, is our single largest holding (at 3.3% of total assets). Our biggest loser, SanDisk Corp, the flash memory maker, reported disappointing financial results and forecasted revenues that missed analysts' estimates.
                          GROWTH of $10,000 Investment

                                     [CHART]

                     Capital            Russell 1000\R\
                 Appreciation Fund      Growth Index*
               -------------------      ----------------
   9/21/1998         $10,000               $10,000
   9/30/1998           9,783                 9,964
   8/31/1999          13,811                13,726
   8/31/2000          18,048                18,318
   8/31/2001           9,843                10,016
   8/31/2002           7,239                 7,795
   8/31/2003           8,281                 8,893
   8/31/2004           8,422                 9,369
   8/31/2005           9,649                10,506
   8/31/2006           9,655                10,892
   8/31/2007          11,769                12,821
   8/31/2008          11,160                11,953



For the year ended August 31, 2008, the Capital Appreciation Fund returned -5.18% compared to -6.77% for the Russell 1000(R) Growth Index.

*The Russell 1000(R) Growth Index measures the performance of those Russell
 1000 companies with higher price-to-book ratios and higher forecasted growth values.

  Average Annual Total Return
----------------------------------
1 Year  5 Years  Since Inception+
----------------------------------
-5.18%  6.15%         1.11%
----------------------------------

+Inception date of the Fund: September 21, 1998

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Variable Contract, Plan or IRA for mortality and expense guarantees, administrative fees or surrender charges.

AIG Retirement Company II Conservative Growth Lifestyle Fund
COMPARISON: FUND VS. INDEX (Unaudited)
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp. ("AIGGIC")

For the twelve-months ending August 31, 2008, the Conservative Growth Lifestyle Fund returned -4.36%, compared to -11.14% for the S&P 500(R) Index and -0.44% for the blended index.

Prior to May 12, 2008, the blended index of the Fund consisted of a combination of the Dow Jones Wilshire 5000 Total Market Index ("Wilshire") (42%), Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index (8%), and Lehman Brothers U.S. Aggregate Index (50%).

Effective May 12, 2008, the benchmark consists of the Russell 3000 Index (24%), MSCI EAFE Index (8%), the Lehman Brothers U.S. Aggregate Index (65%) and the Financial Times Stock Exchange ("FTSE") European Public Real Estate Association ("EPRA")/National Association of Real Estate Investment Trusts ("NAREIT") Global Real Estate Index (3%). The new blended benchmark toned down the aggressiveness of the Fund by decreasing the equity exposure and increased the diversification by including a global real estate component.

Over this period, the equity markets had negative returns while the fixed income markets were positive. The Russell 1000 was down 10.60%, the MSCI EAFE index was down 14.41% and the Lehman Brothers U.S. Aggregate Index was up 5.86%. Within domestic equities the Russell 1000 Growth Index outperformed the Russell 1000 Value Index by 7.89%.

From an asset allocation perspective, the Fund was overweight large cap growth equities during this past year. The Fund has consistently had an allocation to the AIG Retirement Company II ("ARC II") Capital Appreciation Fund, which was managed by Bridgeway Capital Management, Inc. and has a large cap growth bias. In November AIGGIC added a new large cap growth fund, the AIG Retirement Company I ("ARC I") Blue Chip Growth Fund managed by T. Rowe Price Associates, Inc. During the year, the Fund outperformed its benchmark by 3.65%. At the end of May AIGGIC shifted assets out of the ARC I International Equities Fund. This tactical allocation proved beneficial as the dollar strengthened. The Fund remained underweight equities during this period with an overweight to fixed income. One of the Fund's larger holdings, the ARC II Core Bond Fund, was up 2.24% for the year but trailed its benchmark the Lehman Brothers U.S. Aggregate Index by 3.62%. This was the main detractor of performance for the Fund during the year. From an asset allocation perspective AIGGIC added a new position to the ARC I Government Securities Fund in January.

AIG Retirement Company II Conservative Growth Lifestyle Fund
COMPARISON: FUND VS. INDEX (Unaudited) -- (continued)
--------------------------------------------------------------------------------

                          Growth of $10,000 Investment

                                    [CHART]

           Conservative
              Growth                                                        Lehman Brothers  FTSE EPRA/NAREIT
                 Lifestyle   S&P 500/R/   Blended      Blended      MSCI EAFE    U.S.Aggregate     Global Real     Russell
Wilshire
                  Fund        Index*    Index-new*** Index-old**   Index****       Index*****   Estate Index+++    3000+
5000++
               ------------  ----------  -----------  -----------  -----------  ---------------  ----------------  ---------
---------
    9/21/1998    $10,000     $10,000                                                $10,000                        $10,000
$10,000
   9/30/1998     10,058       9,937      $10,000     $10,000       $10,000          10,111         $10,000          9,965
9,962
   8/31/1999     11,599      13,057       10,842      11,357        12,965           9,958          11,896         12,919
12,986
   8/31/2000     13,841      15,188       12,044      12,847        14,203          10,709          13,127         15,584
15,583
   8/31/2001     12,906      11,484       11,955      11,837        10,744          12,033          13,956         11,764
11,601
   8/31/2002     12,309       9,417       11,917      11,325         9,138          13,009          13,799          9,729
9,680
   8/31/2003     13,528      10,553       12,857      12,415         9,971          13,576          16,378         11,084
11,118
   8/31/2004     14,557      11,762       14,088      13,628        12,228          14,408          22,204         12,337
12,396
   8/31/2005     16,454      13,238       15,362      15,072        15,111          15,006          28,561         14,226
14,365
   8/31/2006     17,359      14,413       16,271      16,037        18,780          15,262          37,252         15,471
15,624
   8/31/2007     19,317      16,595       17,722      17,745        22,293          16,065          42,491         17,782
18,059
   8/31/2008     18,475      14,746       17,644      17,314        19,081          17,007          34,433         15,965
16,267



For the year ended August 31, 2008, the Conservative Growth Lifestyle Fund returned -4.36% compared to -11.14% for the S&P 500(R) Index and -0.44% for the Blended Index.

* The S&P 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

** Prior to May 12, 2008, the blended index (old) of the Fund consists of a combination of the Dow Jones Wilshire 5000 Total Market Index (the "Wilshire Index") (42%), Morgan Stanley Capital International(R) Europe, Australasia, Far East ("MSCI EAFE") Index (8%), and Lehman Brothers U.S. Aggregate ("LB Aggregate") Index (50%).

*** Effective May 12, 2008, the Fund's blended index for performance comparisons has changed. The blended index (new) consists of the Russell 3000 Index (24%), MSCI EAFE Index (8%), the LB Aggregate Index (65%) and the FTSE European Public Real Estate Association ("EPRA")/National Association of Real Estate Investment Trust ("NAREIT") Global Real Estate Index (3%). The change to the Fund's blended index was made because the prior blended index had become structurally more aggressive than that of the Fund's peers as a result of changes to the Fund's peer group, as determined by Lipper, Inc. ("Lipper"). In addition, the new blended index includes a global real estate component which provides the benefit of further diversification.

****The MSCI EAFE Index is comprised of 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks.

*****The Lehman Brothers U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

+ The Russell 3000 Index follows the 3,000 largest U.S. companies, based on total market capitalization.

++ The Wilshire Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index.

+++ The FTSE EPRA/NAREIT Global Real Estate Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.

  Average Annual Total Return
----------------------------------
1 Year  5 Years  Since Inception@
----------------------------------
-4.36%  6.43%         6.37%
----------------------------------

@Inception date of the Fund: September 21, 1998

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Variable Contract, Plan or IRA for mortality and expense guarantees, administrative fees or surrender charges.

AIG Retirement Company II Core Bond Fund
COMPARISON: FUND VS. INDEX (Unaudited)
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp.

The Core Bond Fund posted a return of 2.24% for the twelve-month period ending August 31, 2008, compared to a return of 5.86% for the Lehman Brothers U.S. Aggregate Index.

Sector selection had an adverse impact on the relative performance of the Fund versus the benchmark. Exposure to the bank, finance, and industrial sectors, in light of the recent turmoil within the financial system detracted from relative performance. An underweight in U.S. Agencies provided a positive contribution.

An allocation to U.S. Treasuries contributed to the relative performance of the Fund. An asset backed security issued by Countrywide and a preferred security issued by Washington Mutual were the largest detractors from performance amongst the securities held in the portfolio.

The higher yielding nature of the Fund versus the benchmark was the largest positive contributor to the performance of the Fund.
                          Growth of $10,000 Investment

                                    [CHART]

                       Core Bond           Lehman Brothers
                         Fund           U.S. Aggregate Index*
                       ---------       ------------------------
   9/21/1998           $10,000               $10,000
   9/30/1998            10,109                10,111
   8/31/1999             9,983                 9,958
   8/31/2000            10,513                10,709
   8/31/2001            11,649                12,033
   8/31/2002            12,334                13,009
   8/31/2003            12,836                13,576
   8/31/2004            13,569                14,408
   8/31/2005            14,254                15,006
   8/31/2006            14,513                15,262
   8/31/2007            15,060                16,065
   8/31/2008            15,382                17,007



For the year ended August 31, 2008, the Core Bond Fund returned 2.24% compared to 5.86% for the Lehman Brothers U.S. Aggregate Index.

*The Lehman Brothers U.S. Aggregate Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

 Average Annual Total Return
----------------------------------
1 Year  5 Years  Since Inception+
----------------------------------
2.24%   3.68%         4.43%
----------------------------------

+Inception date of the Fund: September 21, 1998

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Variable Contract, Plan or IRA for mortality and expense guarantees, administrative fees or surrender charges.

AIG Retirement Company II High Yield Bond Fund
COMPARISON: FUND VS. INDEX (Unaudited)
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp.

The High Yield Bond Fund posted a return of -1.79% for the twelve-month period ending August 31, 2008, compared to its benchmark, the Citigroup High-Yield Market Index, which returned -1.43%.

For the fiscal year ended August 31, 2008, sector selection was the primary contributor to the Fund's performance. The Fund's underweight within automotive, financials and publishing contributed to the Fund's relative performance, as these sectors underperformed relative to the index for the period.

Security Selection was the primary negative contributor to the Fund's performance for the period. The primary detractor was our holding in iPCS, Inc. within the wireless sector. To a lesser extent, Tronox Worldwide within the chemicals sector was a negative contributor to performance for the period. On the positive side, our holding in Exco Resources within the secondary oil gas producers was a primary contributor to performance for the period. In addition, our holdings within the financials and gaming sectors were positive contributors to performance on a relative basis.
                          Growth of $10,000 Investment

                                     [CHART]

                    High Yield          Citigroup High-Yield
                     Bond Fund             Market Index*
                    ----------          --------------------
   9/21/1998        $10,000
   9/30/1998         10,080                  $10,000
   8/31/1999         10,540                   10,430
   8/31/2000         11,173                   10,570
   8/31/2001         10,927                   10,590
   8/31/2002         10,060                    9,689
   8/31/2003         12,481                   12,294
   8/31/2004         14,512                   14,057
   8/31/2005         17,064                   15,326
   8/31/2006         18,436                   16,102
   8/31/2007         19,287                   17,123
   8/31/2008         18,941                   16,878

For the year ended August 31, 2008, the High Yield Bond Fund returned -1.79% compared to -1.43% for the Citigroup High-Yield Market Index.

*The Citigroup High Yield Market Index measures the performance of below investment grade debt issued by corporations domiciled in the United States or Canada. All of the bonds in such index are publicly placed, have a fixed coupon, and are nonconvertible.

  Average Annual Total Return
----------------------------------
1 Year  5 Years  Since Inception+
----------------------------------
-1.79%  8.70%         6.64%
----------------------------------

+Inception date of the Fund: September 21, 1998

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Variable Contract, Plan or IRA for mortality and expense guarantees, administrative fees or surrender charges.

AIG Retirement Company II International Small Cap Equity Fund
COMPARISON: FUND VS. INDEX (Unaudited)
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp.

The International Small Cap Equity Fund posted a return of -18.68% for the twelve-month period ending August 31, 2008, compared to a return of -20.97% for the Morgan Stanley Capital International ("MSCI") Europe, Australasia, and Far East ("EAFE") Small Cap Index.

The most positive contributions to performance were from stock selection in the materials sector and an underweight position in the financials sector. The information technology sector had a negative contribution to performance. From an individual country prospective, overweight positions in South Korea and Spain were main detractors to performance. Stock selection in Switzerland and Sweden were negative contributors to performance. Stock selection in Germany, Spain, Denmark, Netherlands, Japan and the United Kingdom were positive contributors to performance.

Security selection had a positive affect on performance. The top 5 contributors were K&S Ag, Kakaku.com., Inc, Hisamitsu Pharm Co., Inc. Hellenic Exchanges S.A. and Tsumura & Co. The largest detractors included Solaria Energia Y Medio, Bolsas Y Mercados, Star Micronics Co and Nichias Corp.
                          Growth of $10,000 Investment

                                    [CHART]

                International Small     MSCI EAFE Small
                 Cap Equity Fund           Cap Index*
                 ---------------           ---------
     9/21/1998       $10,000
     9/30/1998        10,191               $10,000
     8/31/1999        11,911                13,400
     8/31/2000        16,355                13,834
     8/31/2001        11,752                11,354
     8/31/2002        10,234                10,289
     8/31/2003        10,842                12,333
     8/31/2004        12,514                15,886
     8/31/2005        17,131                21,074
     8/31/2006        20,790                24,761
     8/31/2007        25,663                28,776
     8/31/2008        20,868                22,215


For the year ended August 31, 2008, the International Small Cap Equity Fund returned -18.68% compared to -20.97% for the MSCI EAFE Small Cap Index.

*The Morgan Stanley Capital International Europe, Australasia, and the Far East
 Index ("MSCI EAFE") Small Cap Index is comprised of 40% of the full market capitalization of the eligible small cap universe with each industry group and each country in the MSCI EAFE Index.

  Average Annual Total Return
-----------------------------------
1 Year   5 Years  Since Inception+
-----------------------------------
-18.68%  13.99%        7.68%
-----------------------------------

+Inception date of the Fund: September 21, 1998

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Variable Contract, Plan or IRA for mortality and expense guarantees, administrative fees or surrender charges.

AIG Retirement Company II Large Cap Value Fund
COMPARISON: FUND VS. INDEX (Unaudited)
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW

A discussion with SSgA Funds Management, Inc.

The Large Cap Value Fund posted a return of -15.47% for the twelve-month period ending August 31, 2008, compared to a return of -14.66% for the Russell 1000(R) Value Index.

In the portfolio, value added as a result of sector exposures has been minimal over the past 12 months.

Stock selection has been particularly strong within the Financial, Consumer Discretionary, and Information Technology sectors. The Financial sector was led by the underweight (zero) position in Fannie Mae and an underweight position in Wachovia Corp. The overweight positions in McDonalds and Tupperware Brands boosted the Consumer Discretionary sector. Finally, the overweight position in Apple helped the Information Technology sector. However, unfavorable stock selection in Health Care, Consumer Staples, and Energy detracted from performance, and more than offset the gains mention above. Health Care was led lower by the overweight position in Wellcare Health Plans. Two other holdings that hurt performance were overweight positions in Deluxe Corp and Perini Corp.
                          Growth of $10,000 Investment

                                     [CHART]

                      Large Cap              Russell 1000/R/
                     Value Fund              Value Index*
                     ----------            ---------------
   9/21/1998           $10,000                 $10,000
   9/30/1998             9,907                   9,953
   8/31/1999            12,126                  12,244
   8/31/2000            13,018                  12,753
   8/31/2001            12,672                  12,610
   8/31/2002            11,786                  10,954
   8/31/2003            12,798                  12,227
   8/31/2004            14,388                  14,369
   8/31/2005            17,066                  16,791
   8/31/2006            19,282                  19,135
   8/31/2007            21,766                  21,595
   8/31/2008            18,399                  18,429

For the year ended August 31, 2008, the Large Cap Value Fund returned -15.47% as compared to -14.66% for the Russell 1000(R) Value Index.

*The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

  Average Annual Total Return
-----------------------------------
1 Year   5 Years  Since Inception+
-----------------------------------
-15.47%  7.53%         6.32%
-----------------------------------

+Inception date of the Fund: September 21, 1998

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Variable Contract, Plan or IRA for mortality and expense guarantees, administrative fees or surrender charges.

AIG Retirement Company II Mid Cap Growth Fund
COMPARISON: FUND VS. INDEX (Unaudited)
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW

A discussion with Invesco Aim Capital Management, Inc.

The Mid Cap Growth Fund posted a return of -11.98% for the twelve-month period ending August 31, 2008, compared to a return of -7.57% for the Russell MidCap(R) Growth Index.

The majority of the Fund's underperformance relative to the Russell Midcap Growth Index resulted from stock selection in several sectors, including information technology (IT), financials and health care. An overweight position in the consumer discretionary sector and an underweight position in the energy sector also detracted from performance. Key detractors included Crocs Scientific Games, MF Global, Broadcom Corp. and Cadence Design Systems.

Some of this underperformance was offset by outperformance in other sectors, including the industrials and materials sectors, where the Fund's holdings generally outperformed those of the Russell Midcap Growth Index. An overweight position in the materials sector also contributed to outperformance. Key contributors include Alpha Natural Resources, Southwestern Energy, Aeropostale, Solera Holdings and Alliance Data System.

At the close of the fiscal year, the Fund's largest overweight positions were in the financials, materials and energy sectors. The Fund's largest underweight positions were in the utilities, industrials and consumer discretionary sectors.
                          Growth of $10,000 Investment

                                 [CHART]

                         Mid Cap             Russell Midcap/R/
                      Growth Fund             Growth Index*
                      ----------          --------------------
   9/21/1998           $10,000                 $10,000
   9/30/1998            10,037                   9,896
   8/31/1999            11,636                  13,692
   8/31/2000            17,017                  22,891
   8/31/2001             9,020                  12,580
   8/31/2002             6,460                   9,639
   8/31/2003             8,293                  12,568
   8/31/2004             8,642                  13,506
   8/31/2005            10,999                  17,078
   8/31/2006            11,857                  18,102
   8/31/2007            14,534                  21,597
   8/31/2008            12,792                  19,962


For the year ended August 31, 2008, the Mid Cap Growth Fund returned -11.98% compared to -7.57% for the Russell Midcap(R) Growth Index.

*The Russell MidCap(R) Growth Index measures the performance of those mid cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

  Average Annual Total Return
-----------------------------------
1 Year   5 Years  Since Inception+
-----------------------------------
-11.98%  9.06%         2.51%
-----------------------------------

+Inception date of the Fund: September 21, 1998

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Variable Contract, Plan or IRA for mortality and expense guarantees, administrative fees or surrender charges.

AIG Retirement Company II Mid Cap Value Fund
COMPARISON: FUND VS. INDEX (Unaudited)
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW

The Mid Cap Value Fund posted a return of -16.05% for the twelve-month period ending August 31, 2008, compared to a return of -8.80% for the Russell 2500(R) Value Index.

A discussion with FAF Advisors, Inc. -- regarding their portion of the Fund (the "portfolio")

Sector selection contributed slightly to relative outperformance as the portfolio benefited from its overweight position in the energy and materials sectors as well as its underweight position in financials. Positive stock selection in the materials, industrials, and consumer discretionary was offset by adverse stock selection in the financial, health care, utilities and consumer staples sectors.

Stocks which most positively impacted performance included Owens-Illinois, Inc, Airgas, Inc, Rohm & Haas Co and Nucor in the materials sector. Hess, Global Santa Fe, which merged with Transocean in November 2007, and Peabody Energy significantly outperformed within the energy sector. Trucking company Werner Enterprises, diversified financial services provider Northern Trust, electronic component manufacturer Amphenol and discount retailer TJ Companies also contributed positively to performance during the period.

Stocks which most negatively impacted performance during the period included a number of financial holdings which corrected sharply. Financial holdings in the portfolio that were negatively impacted include diversified lender CIT Group, regional bank Zions Bancorp, financial guarantor Ambac Financial and regional bank Marshall & Ilsley. Abercrombie & Fitch and Supervalu underperformed other consumer stocks. Semiconductor manufacturers Fairchild Semiconductor and MEMC Electronic Materials contributed negatively to returns in the technology sector.

A discussion with Wellington Management Company, LLP -- regarding their portion of the Fund (the "portfolio")

Sector allocation contributed positively to relative results, helped by an underweight to the weaker Financials sector, and overweights to the stronger-performing Health Care sector and the Materials sector. An underweight to the Utilities sector and overweight to Information Technology sector detracted from results.

The portfolio's security selection was the primary driver of underperformance during the period. Security selection in Financials, Telecom & Media, Health Care, and Energy detracted the most from relative results. Ambac, E*Trade, and CIT Group were the top detractors on an individual basis in the Financials sector. Media name R.H. Donnelley, eliminated during the period, and Information Technology company Varian Semiconductor were also among the top detractors. Security selection in Health Care was hurt by holdings in Theravance, Health Net, and Endo Pharmaceuticals. Security selection in Materials contributed significantly to performance. Cleveland-Cliffs, FMC, and Agrium were among the top contributors to relative results. Energy name Arch Coal, Consumer Staples company Bunge, and Health Care company Barr Pharmaceuticals were also among the top relative contributors.
                          Growth of $10,000 Investment

                                 [CHART]

                         Mid Cap             Russell 2500/R/
                       Value Fund             Value Index*
                        ----------          -----------------
   9/21/1998            $10,000                $10,000
   9/30/1998             10,105                 10,008
   8/31/1999             13,560                 11,202
   8/31/2000             17,534                 12,633
   8/31/2001             18,365                 14,481
   8/31/2002             16,502                 13,934
   8/31/2003             19,865                 16,911
   8/31/2004             22,818                 20,275
   8/31/2005             28,107                 25,346
   8/31/2006             31,127                 27,913
   8/31/2007             36,775                 30,358
   8/31/2008             30,873                 27,686

For the year ended August 31, 2008, the Mid Cap Value Fund returned -16.05% compared to -8.80% for the Russell 2500(R) Value Index.

*The Russell 2500(R) Value Index measures the performance of those Russell
 2500(R) companies (the 2500 smallest companies, by market capitalization in the Russell 3000(R) Index) with lower price-to-book ratios and lower forecasted growth values.

  Average Annual Total Return
-----------------------------------
1 Year   5 Years  Since Inception+
-----------------------------------
-16.05%  9.22%        12.01%
-----------------------------------

+Inception date of the Fund: September 21, 1998

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Variable Contract, Plan or IRA for mortality and expense guarantees, administrative fees or surrender charges.

AIG Retirement Company II Moderate Growth Lifestyle Fund
COMPARISON: FUND VS. INDEX (Unaudited)
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp. ("AIGGIC")

For the twelve-months ending August 31, 2008, the Moderate Growth Lifestyle Fund returned -6.70%, compared to -11.14% for the S&P 500(R) Index and -3.92% for the blended index.

Prior to May 12, 2008, the blended index of the Fund consisted of a combination of Dow Jones Wilshire 5000 Total Market Index ("Wilshire") (55%), Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index (15%), and Lehman Brothers U.S. Aggregate Index (30%).

Effective May 12, 2008, the benchmark consists of the Russell 3000 Index (40%), MSCI EAFE Index (10%), the Lehman Brothers U.S. Aggregate Index (45%) and the Financial Times Stock Exchange ("FTSE") European Public Real Estate Association ("EPRA")/National Association of Real Estate Investment Trusts ("NAREIT") Global Real Estate Index (5%). The new blended benchmark toned down the aggressiveness of the Fund by decreasing the equity exposure and increased the diversification by including a global real estate component.

Over this period, the equity markets had negative returns while the fixed income markets were positive. The Russell 1000 was down 10.60%, the MSCI EAFE index was down 14.41% and the Lehman Brothers U.S. Aggregate Index was up 5.86%. Within domestic equities the Russell 1000 Growth Index outperformed the Russell 1000 Value Index by 7.89%.

From an asset allocation perspective, the Fund was overweight large cap growth equities during this past year. The Fund has consistently had an allocation to the AIG Retirement Company II ("ARC II") Capital Appreciation Fund, which was managed by Bridgeway Capital Management, Inc. and has a large cap growth bias. In November AIGGIC added a new large cap growth fund, the AIG Retirement Company I ("ARC I") Blue Chip Growth Fund managed by T. Rowe Price Associates, Inc. During the year, the Fund outperformed its benchmark by 3.65%. At the end of May AIGGIC shifted assets out of the ARC I International Equities Fund. This tactical allocation proved beneficial as the dollar strengthened. The Fund remained underweight equities during this period with an overweight to fixed income. One of the Fund's larger holdings, the ARC II Core Bond Fund, was up 2.24% for the year but trailed its benchmark the Lehman Brothers U.S. Aggregate Index by 3.62%. This was the main detractor of performance for the Fund during the year. From an asset allocation perspective AIGGIC added a new position to the ARC I Government Securities Fund in January.

AIG Retirement Company II Moderate Growth Lifestyle Fund
COMPARISON: FUND VS. INDEX (Unaudited) -- (continued)
--------------------------------------------------------------------------------

                          Growth of $10,000 Investment

                                    [CHART]

            Moderate
             Growth                                                       Lehman Brothers   FTSE EPRA/
                Lifestyle  S & P 500/R/   Blended      Blended    MSCI EAFE   U.S. Aggregate    NAREIT Global Real  Russell
Wilshire
              Fund       Index*     Index-new*** Index-old**  Index****   Index*****        Estate Index+++      3000+    5000++
                ---------  -----------  ------------ -----------  ---------   ---------------   -----------------   -------
---------
    9/21/1998    $10,000     $10,000                                           $10,000                              $10,000
$10,000
   9/30/1998     10,058       9,937      $10,000      $10,000     $10,000      10,111             $10,000            9,965
9,962
   8/31/1999     12,039      13,057       11,439       12,004      12,965       9,958              11,896           12,919
12,986
   8/31/2000     14,843      15,188       12,960       13,789      14,203      10,709              13,127           15,584
15,583
   8/31/2001     12,748      11,484       11,974       11,705      10,744      12,033              13,956           11,764
11,601
   8/31/2002     11,650       9,417       11,368       10,640       9,138      13,009              13,799            9,729
9,680
   8/31/2003     13,029      10,553       12,489       11,838       9,971      13,576              16,378           11,084
11,118
   8/31/2004     14,197      11,762       13,901       13,210      12,228      14,408              22,204           12,337
12,396
   8/31/2005     16,593      13,238       15,528       14,990      15,111      15,006              28,561           14,226
14,365
   8/31/2006     17,790      14,413       16,777       16,318      18,780      15,262              37,252           15,471
15,624
   8/31/2007     20,297      16,595       18,611       18,430      22,293      16,065              42,491           17,782
18,059
   8/31/2008     18,951      14,746       17,882       17,345      19,081      17,007              34,433           15,965
16,267


For the year ended August 31, 2008, the Moderate Growth Lifestyle Fund returned -6.70% compared to -11.14% for the S&P 500(R) Index and -3.92% for the Blended Index.

* The S&P 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

** Prior to May 12, 2008, the blended index (old) of the Fund consists of a combination of the Dow Jones Wilshire 5000 Total Market Index (the "Wilshire Index") (55%), Morgan Stanley Capital International(R) Europe, Australasia, Far East ("MSCI EAFE") (15%) Index, and Lehman Brothers U.S. Aggregate ("LB Aggregate") Index (30%).

*** Effective May 12, 2008, the Fund's blended index for performance comparisons has changed. The blended index (new) consists of the Russell 3000 Index (40%), MSCI EAFE Index (10%), the LB Aggregate Index (45%) and the FTSE European Public Real Estate Association ("EPRA")/National Association of Real Estate Investment Trust ("NAREIT") Global Real Estate Index (5%). The change to the Fund's blended index was made because the prior blended index had become structurally more aggressive than that of the Fund's peers as a result of changes to the Fund's peer group, as determined by Lipper, Inc. ("Lipper"). In addition, the new blended index includes a global real estate component which provides the benefit of further diversification.

****The MSCI EAFE Index is comprised of 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks.

*****The Lehman Brothers U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

+ The Russell 3000 Index follows the 3,000 largest U.S. companies, based on total market capitalization.

++ The Wilshire Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index.

+++ The FTSE EPRA/NAREIT Global Real Estate Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.

  Average Annual Total Return
----------------------------------
1 Year  5 Years  Since Inception@
----------------------------------
-6.70%  7.78%         6.64%
----------------------------------

@Inception date of the Fund: September 21, 1998

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Variable Contract, Plan or IRA for mortality and expense guarantees, administrative fees or surrender charges.

AIG Retirement Company II Money Market II Fund
COMPARISON: FUND VS. INDEX (Unaudited)
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW

A discussion with AIG SunAmerica Asset Management Corp.

The Money Market II Fund posted a return of 3.08% for the twelve-month period ending August 31, 2008, compared to a return of 2.42% for its benchmark, the Treasury Bill Three-Month Index.

During the fiscal year, the economy exhibited modest growth with GDP averaging 2.1% for the period. However this occurred in the face of steady decline in non-farm payroll, which averaged an -11 million job loss during the year.

The Federal Reserve cut interest rates eight times over the year period. Currently, the Federal Funds rate stands at 2.00% compared to the 5.25% rate when the easing policy was initiated in September 2007. The Federal Reserve has taken unprecedented steps to inject liquidity into the monetary system to curb systemic risk. This has been implemented by several Federal Reserve Liquidity Programs available to Depository institutions and Primary dealers.

The Fund's underperformance was due to a combination of extreme spread widening in September 2007 as well as the initiative of a defensive strategy to thwart any spillover from the illiquidity and sub-prime contagion present in the current marketplace. Our increased exposure to U.S. agencies and repurchase agreements collateralized by U.S. Government Treasuries have detracted from performance but lowered the portfolio's risk profile.

Yields on the money market securities decreased steadily throughout the period with 1- month CD average yielding 3.58% at the end of the period, down from the 5.65% level at the start of the year.

 Average Annual Total Return
-----------------------------------
1 Year  5 Years  Since Inception**
-----------------------------------
3.08%   2.91%         3.25%
-----------------------------------

**Inception date of the Fund: September 21, 1998

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Variable Contract, Plan or IRA for mortality and expense guarantees, administrative fees or surrender charges.

AIG Retirement Company II Small Cap Growth Fund
COMPARISON: FUND VS. INDEX (Unaudited)
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW

A discussion with JPMorgan Investment Management, Inc. ("JP Morgan")

The Small Cap Growth Fund posted a return of -16.52% for the twelve-month period ending August 31, 2008, compared to a return of -3.79% for the Russell 2000(R) Growth Index.

Stock selection in the technology and consumer discretionary sectors detracted from performance, while stock selection in the utility and auto/transportation sectors contributed to performance.

Among the largest detractors from performance was TurboChef Technologies Inc., a high-speed oven manufacturer. The company's shares declined on a second-quarter loss due to a revenue decrease. Pacific Sunwear Inc. also detracted from performance, as the teen retailer offered a weak outlook amid a slowing economy.

On the positive side, Penn Virginia Corp. was among the contributors to performance. The energy company announced record oil and natural gas production in the second quarter and plans to continue boosting capital expenditures to further expand production. Gentiva Health Services Inc. also contributed to performance, as the home healthcare and related services company posted better-than-expected second-quarter results, with the strongest gains coming from the home healthcare business. The company also raised its forecast for the rest of 2008.

JP Morgan became manager on December 10, 2007.
                          Growth of $10,000 Investment

                                     [CHART]

                           Small Cap     Russell 2000/R/
                          Growth Fund    Growth Index*
                          -----------    --------------
          9/21/1998        $10,000         $10,000
          9/30/1998         10,242          10,047
          8/31/1999         13,831          13,072
          8/31/2000         23,362          18,181
          8/31/2001         12,512          11,828
          8/31/2002          8,661           8,750
          8/31/2003         11,353          11,804
          8/31/2004         11,938          12,203
          8/31/2005         14,267          15,072
          8/31/2006         14,841          15,976
          8/31/2007         17,053          18,590
          8/31/2008         14,256          17,885

For the year ended August 31, 2008, the Small Cap Growth Fund returned -16.52% compared to -3.79% for the Russell 2000(R) Growth Index.

*The Russell 2000(R) Growth Index measures the performance of those Russell
 2000(R) companies with higher price-to-book ratios and higher forecasted growth values.

  Average Annual Total Return
-----------------------------------
1 Year   5 Years  Since Inception+
-----------------------------------
-16.52%  4.66%         3.63%
-----------------------------------

+Inception date of the Fund: September 21, 1998

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Variable Contract, Plan or IRA for mortality and expense guarantees, administrative fees or surrender charges.

AIG Retirement Company II Small Cap Value Fund
COMPARISON: FUND VS. INDEX (Unaudited)
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW

A discussion with JPMorgan Investment Advisors, Inc.

The Small Cap Value Fund posted a return of -5.23% for the twelve-month period ending August 31, 2008, compared to a return of -7.52% for the Russell 2000(R) Value Index.

For the year ended August 31, 2008, the Fund outperformed its benchmark. Stock selection in the financial and basic materials sectors contributed to performance, while the energy and consumer staple sectors detracted from results.

The largest contributor to performance was Cleveland-Cliffs Inc., an iron ore producer. Fertilizer maker Terra Industries Inc. also boosted returns.

On the downside, the largest detractor from performance was Trico Marine Services Inc., provider of support vessels for offshore oil platforms. Oil refiner Holly Corp. also detracted from performance.
                          Growth of $10,000 Investment

                                     [CHART]

                         Small Cap       Russell 2000/R/
                         Value Fund       Value Index*
                        -----------       ------------
         9/21/1998        $10,000         $10,000
         9/30/1998         10,058          10,033
         8/31/1999         10,361          10,834
         8/31/2000         12,176          12,318
         8/31/2001         13,636          14,540
         8/31/2002         12,469          13,726
         8/31/2003         14,912          16,976
         8/31/2004         17,502          20,286
         8/31/2005         21,150          24,872
         8/31/2006         23,198          28,036
         8/31/2007         25,338          29,897
         8/31/2008         24,011          27,649

For the year ended August 31, 2008, the Small Cap Value Fund returned -5.23% compared to -7.52% for the Russell 2000(R) Value Index.

*The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

  Average Annual Total Return
----------------------------------
1 Year  5 Years  Since Inception+
----------------------------------
-5.23%  10.00%        9.21%
----------------------------------

+Inception date of the Fund: September 21, 1998

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Variable Contract, Plan or IRA for mortality and expense guarantees, administrative fees or surrender charges.

AIG Retirement Company II Socially Responsible Fund
COMPARISON: FUND VS. INDEX (Unaudited)
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp.

The Socially Responsible Fund posted a return of -10.04% for the twelve-month period ending August 31, 2008, compared to its benchmark, the S&P 500 Index, which returned -11.14%.

Stock selection detracted from performance while sector weightings contributed to performance. Over the past year the sector that had the greatest impact on performance was the financials sector. The overweighting of the financials sector detracted from performance. Stock selection was a positive, offsetting entirely the sector bias. One name in particular warrants mentioning- Apple Computer. Our holding of Apple Computer, which was up more than 79% over the past year, contributed to performance. The credit melt down in the financial space was very influential over the past year. The three leading laggards of the fund were a trio of financial companies- Citigroup, Wachovia and Fannie Mae- all down over 57%.
                          Growth of $10,000 Investment

                                     [CHART]

                             Socially
                          Responsible Fund     S & P 500/R/ Index*
                          ----------------     -------------------
             9/21/1998        $10,000               $10,000
             9/30/1998          9,925                 9,937
             8/31/1999         12,783                13,057
             8/31/2000         14,672                15,188
             8/31/2001         11,087                11,484
             8/31/2002          9,019                 9,417
             8/31/2003         10,153                10,553
             8/31/2004         11,138                11,762
             8/31/2005         12,346                13,238
             8/31/2006         13,601                14,413
             8/31/2007         15,534                16,595
             8/31/2008         13,975                14,746



For the year ended August 31, 2008, the Socially Responsible Fund returned -10.04% compared to -11.14% for the S&P 500(R) Index.

*The S&P 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value.

  Average Annual Total Return
-----------------------------------
1 Year   5 Years  Since Inception+
-----------------------------------
-10.04%  6.60%         3.42%
-----------------------------------

+Inception date of the Fund: September 21, 1998

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Variable Contract, Plan or IRA for mortality and expense guarantees, administrative fees or surrender charges.

AIG Retirement Company II Strategic Bond Fund
COMPARISON: FUND VS. INDEX (Unaudited)
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp.

The Strategic Bond Fund posted a return of 3.13% for the twelve-month period ending August 31, 2008, compared to its benchmark, the Lehman Brothers U.S. Aggregate Index, which returned 5.86%.

Sector selection had an adverse impact on the relative performance of the fund versus the benchmark. Exposure to industrials and supranationals proved the largest detractors from performance. An underweight in U.S. Agencies provided a positive contribution. Furthermore, reduced exposure to bank and financial sectors, in light of the recent turmoil within the financial system, contributed to relative performance.

Sovereign bonds, specifically those issued by Sweden and Australia were the top contributors to performance. High yield issues such as Tronox Worldwide and Paxson Communications were the largest detractors from performance.

Positions established in bonds issued out of Australia, Europe and Norway were important contributors to performance. The higher yielding nature of the fund versus the benchmark was the largest positive contributor to the performance of the fund.
                           Growth of $10,000 Investment

                                    [CHART]

                       Strategic       Lehman Brother
                       Bond Fund    U.S. Aggregate Index*
                       ---------    ----------------------
       9/21/1998        $10,000           $10,000
       9/30/1998         10,119            10,111
       8/31/1999         10,409             9,958
       8/31/2000         11,286            10,709
       8/31/2001         11,951            12,033
       8/31/2002         12,326            13,009
       8/31/2003         14,511            13,576
       8/31/2004         16,021            14,408
       8/31/2005         17,873            15,006
       8/31/2006         18,900            15,262
       8/31/2007         19,716            16,065
       8/31/2008         20,333            17,007


For the year ended August 31, 2008, the Strategic Bond Fund returned 3.13% compared to 5.86% for the Lehman Brothers U.S. Aggregate Index.

*The Lehman Brothers U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

 Average Annual Total Return
----------------------------------
1 Year  5 Years  Since Inception+
----------------------------------
3.13%   6.98%         7.40%
----------------------------------

+Inception date of the Fund: September 21, 1998

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Variable Contract, Plan or IRA for mortality and expense guarantees, administrative fees or surrender charges.

AIG Retirement Company II
SUPPLEMENT TO PROSPECTUS & STATEMENT OF ADDITIONAL DISCLOSURE (Unaudited)
--------------------------------------------------------------------------------


                Supplement to Prospectus dated January 2, 2008

International Small Cap Equity Fund. Effective September 2, 2008, Elizabeth Soon replaced Ming Hsu as a portfolio manager of the International Small Cap Equity Fund (the "Fund"). Chantal Brennan continues to serve as the leader of the portfolio management team and is responsible for European investments and Mr. Noriko Umino continues to serves as a portfolio manager responsible for Japan. Ms. Soon will be responsible for Asian investments. Her biography is as follows:

   Ms. Soon is a Managing Director and Portfolio Manager of Southeast Asia Equities. She joined AIG Global Investments Corp. ("AIGGIC") in 2008 and has 20 years experience managing Asian equity portfolios. Prior to joining AIGGIC, she served as a portfolio manager at Swiss-owned fund management group, HSZ, since 2006 and was most recently responsible for the firm's China/Asian Equity portfolios. Prior to 2006, Ms. Soon was Director and Head of Pacific Basin for Standard Life Investments (Asia) Ltd, where she was responsible for the management of the Group's Asian funds and a member of the Global Stock and Sector Insights Committee (United Kingdom). Ms. Soon also spent 10 years at Schroder Investment Management (Hong Kong), where she was Director and Head of Asia ex Japan and responsible for asset allocation, stock selection in Asia, and managing retail unit trusts and large institutional portfolios.

Date: September 8, 2008

Core Bond Fund. Effective October 1, 2008, the Fund's investment objective will change from seeking "the highest possible total return consistent with conservation of capital through investments in medium to high quality fixed-income securities" to seeking "the highest possible total return consistent with conservation of capital through investments in fixed-income securities primarily of which are medium- or highly-rated."

The Fund's investment strategy will change from investing "under normal circumstances, at least 80% of net assets in medium to high quality fixed-income securities" to investing "under normal circumstances, at least 80% of net assets in fixed-income securities (primarily those with high and medium quality credit ratings)."

The Fund's ability to invest in junk bonds will increase from 20% to 25% of net assets.

Date: October 1, 2008

Money Market II Fund. Effective October 1, 2008, the "Investment Risk" section of the Money Market II Fund -- Fact Sheet is amended and restated in its entirety, as follows:

   Investment Risk

   Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because of the following principal risks the value of your investment may fluctuate and you could lose money:

   Risks of Investing in Money Market Securities: An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations ("money market securities") may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

   Credit risk: The risk that the issuer in which a Fund invests will fail financially or otherwise fail to honor its obligations. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

   Interest Rate Fluctuations Risk: The volatility of fixed income securities is due principally to changes in interest rates. The market value of money market securities and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

   U.S. Government Obligations Risk: U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

   Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Date: October 1, 2008

AIG Retirement Company II
SUPPLEMENT TO THE PROSPECTUSES (Unaudited)
--------------------------------------------------------------------------------

                           AIG RETIREMENT COMPANY I

                           AIG RETIREMENT COMPANY II

                              Money Market I Fund
                             Money Market II Fund
                                 (the "Funds")

                        Supplement to the Prospectuses

  Participation in the U.S. Department of the Treasury's Temporary Guarantee
                                    Program
                            for Money Market Funds

On October 6, 2008, the Board of Directors and Board of Trustees (the "Board") of AIG Retirement Company I and AIG Retirement Company II, respectively, approved the participation of the Funds in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). The Program's guarantee, which is discussed below, only applies to shareholders of the Funds as of the close of business on September 19, 2008.

Subject to certain conditions and limitations, the per share amount held by shareholders of the Funds as of the close of business on September 19, 2008 are guaranteed against loss under the Program in the event the per share net asset value falls below $0.995 (a "Guarantee Event") and a Fund subsequently liquidates. Upon declaration of a Guarantee Event, the Fund will be required to suspend redemptions, cease sales, and cease declaration and payment of dividends. The Program guarantee only covers the number of shares of a Fund a shareholder held as of the close of business on September 19, 2008 or the number of shares a shareholder holds in the Fund if and when a Guarantee Event occurs, whichever number is less. A shareholder who has continuously maintained an account with a Fund since September 19, 2008 and through the Guarantee Event, if any, would receive $1.00 per protected share upon the liquidation of the Fund following the occurrence of a Guarantee Event. The total guaranteed payments that may be made by the U.S. Department of the Treasury under the Program, for all money market funds participating in the Program, is dependent upon the availability of assets in the Treasury's Exchange Stabilization Fund, which is currently valued at approximately $50 billion.

Participation in the Program until December 18, 2008 requires a payment to the U.S. Department of the Treasury in the amount of 0.015% of the net asset value of the Money Market I Fund and 0.01% of the net asset value of the Money Market II Fund as of the close of business on September 19, 2008. The cost to participate in the Program will be borne by each Fund subject to the expense limitations currently in effect for the Funds.

The Secretary of the Treasury may extend the Program beyond its initial three-month term through the close of business on September 18, 2009. If the Program is extended, the Board will consider whether the Funds should continue to participate in the Program. If a Guarantee Event occurs after the Program expires, or, if sooner, after a Fund ceases to participate in the Program, neither that Fund nor any shareholder will be entitled to any payment under the Program.

More information about the Program is available at http://www.ustreas.gov.

Date: October 8, 2008


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

AIG Retirement Company II
--------------------------------------------------------------------------------

BOARD OF TRUSTEES
Thomas J. Brown
Judith L. Craven
William F. Devin
Timothy J. Ebner
Gustavo E. Gonzales, Jr.
Peter A. Harbeck
John W. Lancaster
Kenneth J. Lavery
Ben H. Love
John E. Maupin, Jr.

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INVESTMENT ADVISER
The Variable Annuity Life Insurance Company (VALIC)
2929 Allen Parkway
Houston, Texas 77019

INVESTMENT SUBADVISERS
AIG Global Investment Corp.
70 Pine Street
New York, New York 10270

AIG SunAmerica Asset Management Corp.
Haborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311

A I M Capital Management, Inc.
11 Greenway Plaza
Houston, Texas 77046

Bridgeway Capital Management, Inc.
5615 Kirby Dr., Suite 518
Houston, Texas 77005

FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, Minnesota 55402

J.P. Morgan Investment Advisors, Inc.
1111 Polaris Parkway
Columbus, Ohio 43271-0211

J.P. Morgan Investment Management, Inc.
245 Park Avenue
New York, New York 10167

SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900

Wellington Management Co. LLP
75 State Street
Boston, Massachusetts 02109

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
1201 Louisiana Street, Suite 2900
Houston, Texas 77002

TRANSFER AND SHAREHOLDER
SERVICE AGENT
The Variable Annuity Life
Insurance Company (VALIC)
2929 Allen Parkway
Houston, Texas 77019

OFFICERS
Evelyn M. Curran,
President and Principal Executive Officer
John Packs,
Vice President and Senior Investment Officer
Gregory R. Kingston,
Treasurer and Principal Financial Officer
Nori L. Gabert,
Vice President, Chief Legal Officer and Secretary
Gregory N. Bressler,
Vice President
Cynthia A. Skrehot,
Vice President and Chief Compliance Officer
Donna Handel,
Vice President and Assistant Treasurer
Diedre L. Shepherd,
Assistant Treasurer
Mark Matthes,
Assistant Secretary
Matthew J. Hackethal,
Anti-Money Laundering Compliance Officer

DISCLOSURE OF QUARTERLY FUND PORTFOLIO HOLDINGS

 ARC II is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. ARC II's Forms N-Q are available on the U.S. Securities and Exchange Commission's website at www.sec.gov. You can also review and obtain copies of Forms N-Q at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

VOTING PROXIES ON VALIC COMPANY II PORTFOLIO SECURITIES

 A description of the policies and procedures that ARC II uses to determine how to vote proxies related to securities held in the Fund's portfolios, which is available in ARC II's Statement of Additional Information, may be obtained without charge upon request, by calling 800-448-2542. This information is also available from the EDGAR database on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD ON VALIC COMPANY II PORTFOLIO SECURITIES

 Information regarding how ARC II voted proxies relating to securities held in the ARC II Funds portfolios during the most recent twelve month period ended June 30, is available, once filed with the U.S. Securities and Exchange Commission without charge, upon request, by calling 800-448-2542 or on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

 This report is for the information of the shareholders and variable contract owners investing in ARC II. It is authorized for distribution to other persons only when preceded or accompanied by an effective prospectus which contains information on how to purchase shares and other pertinent information.

 If you would like further information about this material or products issued by VALIC or American General Life Insurance Company, please contact your financial professional.

                                                          AIG RETIREMENT ONLINE
                                                                 Account Access

           You must establish a  Manage your account on the Web through AIG Retirement
        Personal Identification  Online!
            Number (PIN) before
            using the automated  Enjoy quick, easy and secure access -- now or anytime.
              account services.  Go to www.aigretirement.com and click on Access Your
                                 Account in the "Links to Login" section.
            You can also access  You'll find these exciting features:
     AIG Retirement's toll-free
           automated phone line  .  View your account portfolio including values at 800.448.2542 to obtain  .  View, download or print account and transaction
24-hour access to your account.     confirmation statements
                                 .  View current and historical fund performance and
                                    unit values
                                 .  View or download transaction history
                                 .  View your financial advisor's contact information
                                 .  Update or reset your Personal Identification Number
                                    (PIN)
                                 .  Change your contact information such as telephone,
                                    address or e-mail
                                 .  Update your Investor Profile
                                 .  Initiate account transactions including:
                                 (greater than)Allocation changes
                                 (greater than)Transfer money among investment options
                                 (greater than)
                                               Rebalance account to your desired allocation mix
                                 .  Model loans
                                 .  Request forms for a variety of services
                                 .  Display information from other accounts
                                 .  Enroll in the electronic document delivery service

                                 Start exploring AIG Retirement Online today by
                                 establishing a Personal Identification Number (PIN)!

                                 To set up a PIN through AIG Retirement Online:

                                 .  Go to www.aigretirement.com
                                 .  Click on Access Your Account in the "Links to
                                    Login" section
                                 .  Click "I am a new user"
                                 .  Enter the information required to establish a new
                                    PIN
                                 .  Click "I Agree" to accept AIG Retirement's access
                                    agreement (required)
                                 .  Verify and/or update your address, e-mail and
                                    telephone number
                                 .  Click "Continue" to update your record and proceed
                                    to the Client Summary screen

                                 Your PIN setup is complete when the Client Summary
                                 screen appears.

                                 You can also access AIG Retirement's toll-free
                                 automated phone line at 800.448.2542 to obtain 24-hour
                                 access to your account.


                                                        --------------
AIG Retirement Company II                                 PRSRT STD
P.O. Box 3206                                           U.S. POSTAGE
Houston, TX 77253-3206                                      PAID
                                                         PONTIAC, IL
                                                        PERMIT NO. 97
                                                        --------------
AR 9530 (08/2008) J59118

Item 2. Code of Ethics.

AIG Retirement Company II ("the registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year 2008, there were no reportable amendments, waivers or implicit waivers to a provision of the code of ethics that applies to the registrant's Principal Executive and Principal Accounting officers

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustee's has determined that Thomas J. Brown qualifies as an audit committee financial expert, as defined in instructions to
Item 3(b) of Form N-CSR. Mr. Brown is considered to be "independent" for purposes of item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

        (a)-(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                               2008        2007
                (a)Audit Fees               $ 289,500   $ 277,500
                (b)Audit-Related Fees       $       0   $       0
                (c)Tax Fees                 $       0   $  66,959
                (d)All Other Fees           $       0   $       0

                Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

                Aggregate fees billed to the investment adviser and Adviser Affiliates(as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant's principal accountant were as follows:

                                               2008        2007
                (b)Audit-Related Fees       $    0      $       0
                (c)Tax Fees                 $    0      $       0
                (d)All Other Fees           $    0      $2,362,788

                On December 31, 2007, Ernst & Young, LLP ("E&Y") resigned as principal accountant for ARCII. On February 28, 2008, the Board of Trustees of ARCII selected PricewaterhouseCoopers, LLP as principal accountant.

                In addition, E&Y is performing tax services for the Trust. For the fiscal year ended 2008, the fees for these tax services were $136,500.

        (e)     (1)     The registrant's audit committee pre-approves
                        all audit services provided by the registrant's principal accountant for the registrant and all non-audit services provided by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliate") that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant.

                (2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliate were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

        (f)     Not Applicable.

        (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliate that provides ongoing services to the registrant for 2008 and 2007 were $461,499 and $2,448,454, respectively.

        (h) Non-audit services rendered to the registrant's investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were considered by the registrant's audit committee as to whether they were compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.
        Not applicable.

Item 6. Investments.
        Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
        Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
        Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407)(as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-
         101), or this Item 10.

Item 11. Controls and Procedures.

        (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as defined under Rule 30a-3(c) under the Investment Company Act of 1940
                (17 CFR 270.30a-3(c)). Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

        (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.3a-3(d))) that occurred during the registrant's the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

        (a) (1) Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406.Code of Ethics.

                (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

                (3) Not applicable.

        (b) Certification pursuant to Rule 30a-2 (b) under the Investment Company Act of 1940 (17 CFR 270.30a-2 (a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AIG Retirement Company II

By:   /s/ Evelyn M. Curran
      ----------------------------
      Evelyn M. Curran
      President

Date: November 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Evelyn M. Curran
      ----------------------------
      Evelyn M. Curran
      President

Date: November 7, 2008

By:   /s/ Gregory R. Kingston
      ----------------------------
      Gregory R. Kingston
      Treasurer

Date: November 7, 2008